As filed with the Securities and Exchange Commission on November 30, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2016

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Long Duration

Total Return Bond Fund

DBLDX (I-share)

DLLDX (N-share)

DoubleLine Strategic Commodity Fund

DBCMX (I-share)

DLCMX (N-share)

DoubleLine Global Bond Fund

DBLGX (I-share)

DLGBX (N-share)

DoubleLine Infrastructure Income Fund

BILDX (I-share)

BILTX (N-share)

DoubleLine Ultra Short Bond Fund

DBULX (I-share)

DLUSX (N-share)

DoubleLine Capital LP DoubleLine Commodity LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	September 30, 2016	3

President’s Letter	(Unaudited) September 30, 2016

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Semi-Annual Report for the six-month period ended September 30, 2016. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2016

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) September 30, 2016

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended September 30, 2016, the Barclays U.S. MBS Index returned 1.71% with its duration shortening from 3.06 to 2.50 during that period. The U.S. Treasury curve flattened with 2-year yields increasing by 0.04% and 10-year yields declining by 0.17%. Current coupon spreads against 5-year and 10-year Treasuries tightened to the low end of their historic ranges, supported by large demand by domestic banks, overseas investors, and the Federal Reserve’s (Fed’s) reinvestment needs. Aggregate prepayment speeds across Ginnie Mae, Fannie Mae, and Freddie Mac MBS increased over the period by approximately 25% due to improving seasonality factors including higher housing turnover, purchasing and refinancing activity. Thirty-year mortgage rates also declined materially during this time ending the period at 3.42%.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended September 30, 2016, Non-Agency MBS spreads have continued to tighten along with credit products. The spread tightening has been caused by improving fundamentals in the housing market and the limited supply of Non-Agency MBS. Within the Non-Agency MBS space, delinquencies and loan loss severities continued to improve during the period; however, the improvement in loan loss severities has been somewhat limited due to the extended foreclosure timelines in judicial states. In June, an $8.5 billion Countrywide settlement was paid out to bondholders. Additional settlement payout from Citi and JP Morgan are expected in 2017.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended September 30, 2016, new issue CMBS spreads gradually tightened. During the period, the Barclays U.S. CMBS Index returned 2.97%, outperforming the broader Barclays U.S. Aggregate Bond Index return of 2.68%. For the reporting period, 10-year AAA last cash flows (LCFs) tightened by 0.19% to 1.15% over swaps while BBB- bonds tightened by 0.85% to 6.15% over swaps. Ten private-label transactions totaling $8.1 billion priced in September marking the strongest month of issuance in 2016. Third quarter issuance was 122% higher than second quarter. For the sixth time in seven months, the Trepp CMBS Delinquency Rate rose in September. The delinquency rate for U.S. Commercial Real Estate (CRE) loans is now 4.78%, up 0.56% over the 6-month period but still 0.50% lower year-over-year (YoY). A continued uptick in delinquencies is anticipated as a wave of deals issued pre-crisis (2006/2007), primarily collateralized by 10-year loans, continues to mature. For loans issued after the credit crisis (referred to by the marketplace as CMBS 2.0 and CMBS 3.0 loans, respectively), only 0.60% were delinquent or in special servicing at the end of the reporting period.

•	Emerging Markets (EM) Debt

Over the 6-month period ended September 30, 2016, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds, and EM local currency government bonds, were among the best performing fixed income asset classes. Low developed market yields have fueled inflows into the EM asset class as investors searched for yield. Additionally, risks of a sharp China growth slowdown and a second commodity rout seem to have dissipated. EM USD denominated sovereign and corporate spreads peaked in mid-February and have converged over the third quarter ending September 30, 2016 to their 5-year average.

•	Investment Grade (IG) Credit

For the 6-month period ended September 30, 2016, the Barclays U.S. Credit Index returned a total of 4.76%. Returns were driven by a steady decline in spreads from 1.54% to 1.31% as money flowed into the asset class. The search for yield drove the higher yielding sectors to outperform, with Metals and Mining (+13.75%) and Independent Energy (+13.6%) performing the best; while Supranational (+1.13%) lagged. The new issue market remained robust and outpaced last year’s record new issuance by $102.7 billion for a total of $790 billion in new issue for the period.

•	Bank Loans

For the 6-month period ending September 30, 2016, the S&P/LSTA Leverage Loan Index returned 6.08%. The weighted average bid price increased $3.61 to $95.12 as the discounted spread to maturity declined 1.01%. Lower-rated loans significantly outperformed higher-rated loans and the broader market, with CCC-rated loans returning 18.63%, B-rated loans returning 6.53%, and BB-rated loans returning 4.01% during the period. Unsurprisingly, Nonferrous Metals was the best performing sector returning 37.24% over the period, followed by Oil and Gas which returned 33.60%. Forrest Products, Cable and Satellite TV and Food and Drug Retailers were the worst performing sectors returning 0.93%, 3.12% and 3.33%, respectively. The issuer-weighted default rate rose to 2.23% from 2.03% at the

Semi-Annual Report	September 30, 2016	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2016

end of the first quarter 2016. The total par-value outstanding fell -0.4% to $881.7 billion from $885.5 billion at the end of the first quarter 2016. Over the same period, there was $37.9 billion of Collateralized Loan Obligation (CLO) issuance and $2.07 billion of prime fund flows into the leveraged loan market.

•	U.S. High Yield (HY)

For the 6-month period ended September 30, 2016, the Citi High-Yield Cash-Pay Capped Index returned 11.60%. Longer-maturity bonds slightly outperformed shorter ones for both periods, with those maturing in 7 years or more returning 11.64% for the period, while the 1-7 year category returned 11.59%. Bonds with lower credit ratings far outpaced those with higher credit ratings, as CCC-rated issues returned 23.11% while BB- and B-rated rated issues returned 10.09%. For the period, notable outperformers by industry were commodity-related: Secondary Oil & Gas Producers (+37.69%), Metals & Mining (+28.90%), and Oil Equipment (+27.58%). The underperforming sectors over the period were Textile & Apparel (+2.95%), Lodging (+3.60%), and Leisure (+3.84%).

•	Collateralized Loan Obligations

For the 6-month period ended September 30, 2016, CLOs saw a surge in issuance compared to the beginning of 2016. On average, each month saw about $6 billion in monthly issuance across 14 deals bringing the total issuance to $37.85 billion across 85 deals for the period. The resurgence in the new issue market can be attributed to both the strength in the loan market and managers trying to issue deals ahead of the implementation of the Dodd Frank Risk Retention rules at the end of 2016. The CLO market also saw a wave of refinancing and resetting seasoned deals, which allows managers to take advantage of cheaper financing without the cost of ramping an entirely new deal. We expect this refinancing and resetting activity to continue through the end of 2016. The lack of new issue supply helped secondary CLO prices tighten as investors looked to the secondary market to meet their needs. While at the beginning of April, prices were coming off of their lows hit earlier in 2016, prices ended the period at their highs.

•	Global Equities

For the 6-month period ending September 30, 2016, Global Equities as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI) rallied 6.66% as global financial conditions eased. U.S. Equities participated in the rally with the S&P 500 Index up 6.40%. European Equities slightly underperformed Global Equities with the Eurostoxx 50 up 3.16% during the period. Asian Equities underperformed with the Nikkei 225 Index down 1.03%, the Shanghai Composite Index up 2.06%, and the Kospi up 2.47% during the period. EM outperformed Global Equities during the period with MSCI Emerging Markets Index (MSCI EM) up 10.03%.

•	Commodities

For the 6-month period ended September 30, 2016, the commodities market increased by 8.26% and 7.84%, as measured by the Bloomberg Commodities Index (BCOM) and the S&P Goldman Sachs Commodity Index (GSCI), respectively. The sector returns over this period were mixed with three of five sectors gaining. The best performing sector was energy, increasing by 15.60% as Brent crude (+18.30%) and WTI1 crude (+13.23%) both had double digit returns. Metals also rallied with Industrial Metals up 8.99% and Precious Metals up 7.57%. Agriculture was slightly negative (-0.33%) as Corn (-8.72%) and Wheat (-22.03%) both declined while Soybeans (+5.62%) and Softs (+25.11%) rallied. The worst performing sector over the period was Livestock (-21.60%) as Lean Hogs (-30.80%), Live Cattle (-17.47%) and Feeder Cattle (-20.04%) all declined.

•	Asset-Backed Securities (ABS)

For the 6-month period ended September 30, 2016, the traditional and non-traditional ABS sector saw robust new issuance with strong demand from investors. Given positive technicals of the market, new issues spread tightened even for new comers to the ABS market. The emergence of traditionally corporate issuers to the ABS market helped issuance volumes during the period. Non-traditional consumer ABS deals with marketplace lending collateral was a hot topic as new deals priced with tighter spreads, but delinquencies across many platforms rose. On the student loan front, both FFELP (Federal Family Education Loan Program) and private-label student loan delinquencies trended lower versus the beginning of the period.

[1]	WTI = West Texas Intermediate

6	DoubleLine Funds Trust

(Unaudited) September 30, 2016

•	U.S. Large Cap Equities

U.S. Equities began the 6-month period ended September 30, 2016 in the process of shaking off the February market correction. By the end of the period, the fears over risk asset prices and June’s surprise Brexit seemed far in the rear view mirror, with the S&P 500 Index one percent from its all-time high close. These positive returns came despite the continued decline in consensus estimates for both revenue growth and earnings per share in 2016. The market is largely unchanged for the past year and a half. During the second quarter, the best performing sectors were the most defensive and yield-oriented sectors: Utilities and Telecom. Coincident with the bottoming of the yield on the 10-year Treasury bond in early July, market leadership began to rotate to more cyclical sectors such as Energy and Technology. The Technology sector was the greatest contributor to positive index returns during the second quarter.

•	Government Securities

The U.S. Treasury market rallied from the end of April 2016 to early July 2016, amid anxiety and uncertainties around Brexit. Ten-year nominal Treasury yield reached a historical low point of 1.32% on July 6th before heading back up. It stood at 1.60% by the end of September, still lower than where it was at the beginning of the 6-month reporting period. Treasury auction statistics revealed that the demand for the benchmark 10-year note was strong in the second quarter, corresponding to market rallies, and relatively weak in third quarter amid market sell-offs. The 6-month average bid/ask ratio was 2.54, slightly lower than the previous 6-month period ended March 30, 2016. The yield curve flattened during the period, with the 30-year nominal yield leading the long-end slide with a 0.27% drop. Inflation talks are creeping up with stabilized oil prices, which sparked more interest in Treasury Inflation-Protected Securities (TIPS).

Semi-Annual Report	September 30, 2016	7

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2016

DoubleLine Total Return Bond Fund

During the 6-month period ending September 30, 2016, the DoubleLine Total Return Bond Fund underperformed the Barclays U.S. Aggregate Bond Index return of 2.68% primarily due to the Fund’s lower duration profile relative to the benchmark index. Additionally, the U.S. Treasury curve flattened during this time with 2-year yields increasing by 0.04% and 10-year yields declining by about 0.17%. Within Agency Residential MBS (RMBS), passthroughs and fixed-rate Collateralized Mortgage Obligations (CMOs) contributed the most to total return as they benefited from modest price gains and strong interest income returns. Though a small allocation, inverse floating rate securities performed the best from an absolute return perspective driven by their robust interest income and strong price appreciation. Broadly, Non-Agency RMBS performed well with valuations improving across the credit spectrum and the sector continuing provide healthy interest carry to the Fund; Alt-A bonds were the best performers with subprime bonds coming in as a close second as both asset classes benefited from tightening credit spreads. Other structured credit sectors including CLOs, CMBS, and ABS were also accretive to performance, driven mostly by high interest carry.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	2.28%
N-Share	2.06%
Barclays U.S. Aggregate Bond Index	2.68%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

During the 6-month period ending September 30, 2016, the DoubleLine Core Fixed Income Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of 2.68%. In general, the period was positive for risk assets with HY debt, EM and CLO contributing the strongest returns to the portfolio. The performance from these sectors can be partially attributed to improved commodity prices. IG Corporate bonds held in the Fund contributed positive performance but lagged the Barclays U.S. Credit Index. CMBS also performed well and beat the CMBS component of the Index over the period. RMBS, which still comprised much of the Fund at the end of the reporting period, added positive returns, and outperformed the MBS component of the Barclays U.S. Aggregate Bond Index as both Agency and Non-Agency MBS exposure continued to benefit from higher valuations. At period end, the Fund continued to hold a small allocation to Infrastructure-related Debt and International Debt with both contributing healthy positive returns. Not surprisingly, UST and Municipals within the Fund, while returned positive, lagged behind other asset classes.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	3.88%
N-Share	3.76%
Barclays U.S. Aggregate Bond Index	2.68%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

Over the 6-month period ended September 30, 2016, the DoubleLine Emerging Markets Fixed Income Fund outperformed its benchmark, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which returned 9.26%. External conditions remained favorable for EM assets, including 1) developed market central banks remaining accommodative; 2) commodity prices stabilizing and food inflation abating; and 3) continued supportive technicals. The 10-year U.S. Treasury declined from 1.76% as of March 31, 2016 before hitting a low in July, and then modestly rising to end September at 1.59%. EM credit spreads tightened over the period on the back of improved risk sentiment and investor inflows chasing higher yields outside of developed markets. The positive returns in the Fund were driven by strong performance in credits domiciled in Brazil, Colombia, Chile, India, Mexico and Peru. Relative to the benchmark, the Fund’s performance benefited from avoiding exposure in Turkey, but was hurt by avoiding exposure to Venezuela. Over the six month period, Turkey was among the worst performing countries in the benchmark as a result of the failed coup and subsequent attempt by President Erdogan to remove his opponents from the public sector. Venezuela was the best performing country in the benchmark, rebounding from record

8	DoubleLine Funds Trust

(Unaudited) September 30, 2016

lows. The Venezuelan government announced a proposal to swap its national oil and gas company’s bonds with upcoming maturities into a bond with a later maturity date, which would alleviate short term funding liabilities.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	10.07%
N-Share	9.94%
JP Morgan Emerging Markets Bond Index Global Diversified	9.26%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

For the 6-month period ended September 30, 2016, the DoubleLine Multi-Asset Growth Fund (not accounting for any sales load charged on the Fund’s Class A shares) outperformed the Blended Benchmark (defined below) return of 4.55%. Equity allocations contributed to performance with the MSCI All-Country World Index (ACWI) up 6.66% during the period. Overweight exposures to EM Equities contributed to outperformance with the MSCI Emerging Markets Index up 10.03% during the period. Underweight exposures to European and Japanese equities benefitted relative performance as those regional equities underperformed the broader market. The fixed income allocation contributed to relative performance with Mortgage Real Estate Investment Trusts (REITs), CLOs, and EM credit adding to performance. Real asset and currency allocations added to performance during the period.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	6.68%
A-Share
Without Load	6.57%
With Load	2.04%
S&P 500® Index TR	6.40%
Blended Benchmark*	4.55%

*	Blended Benchmark: 60% Barclays U.S. Aggregate Bond Index/25% Morgan Stanley Capital International All Country World Index/15% S&P Goldman Sachs Commodity Index (GSCI) Total Return

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

During the 6-month period ending September 30, 2016, the DoubleLine Low Duration Bond Fund outperformed the Bank of America Merrill Lynch 1-3 year U.S. Treasury Index return of 0.42%. Short-term U.S. interest rates were slightly higher over the 6-month period. More credit sensitive assets were the best performers with EM fixed income and ABS leading the Fund in performance. At the end of the period, the Fund maintained a larger allocation to structured products in general as the asset class continued to produce strong returns with relatively short duration. Conversely, IG Corporate and Government holdings, while outperformed the Index, lagged behind other asset classes in the portfolio.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	2.09%
N-Share	1.86%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.42%

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	September 30, 2016	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2016

DoubleLine Floating Rate Fund

For the 6-month period ending September 30, 2016, the DoubleLine Floating Rate Fund underperformed the S&P/LSTA Leveraged Loan Index return of 6.08%. The Fund’s underperformance was primarily attributable to a more defensive credit risk profile relative to the Index, cash drag, and minimal exposure to more cyclical industries that rallied during the period such as Oil & Gas. The Fund was overweight BB-rated credits at the expense of B-rated and CCC-rated credits. BB-rated credits underperformed the broader market by 2.07% during the period, while B-rated and CCC-rated loans outperformed the broader market by 0.45% and 12.55%, respectively. To illustrate one important cause of the Fund’s underperformance, the Fund held one defaulted loan and was underweight defaulted loan exposure compared to the Index. The Fund’s defaulted loan exposure generated a gain in excess of 13.00% during the period, while the defaulted loans in the Index returned 24.13% during the period. In a similar fashion, the Fund held 4.13% less than the Index in second-lien loans, which returned 16.11% and contributed 0.67% to the Index’s total return for the period. Negligible exposure to Oil & Gas and Mining, which were the two best performing industries within the Index, detracted from performance for the period. In addition, the Fund also held defensive cash holdings that averaged 6.5% during the period and thus created a 0.40% drag on returns.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	2.96%
N-Share	2.82%
S&P/LSTA Leveraged Loan Index	6.08%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

During the 6-month period ending September 30, 2016, DoubleLine Shiller Enhanced CAPE® outperformed the S&P 500 Index return of 6.40%. The Shiller Barclays CAPE® U.S. Sector Total Return Index and the fixed income portfolio returned 9.7% and 2.3%, respectively. During the period, the Shiller Barclays CAPE® U.S. Sector Total Return Index was exposed to six sectors (Consumer Discretionary, Consumer Staples, Energy, Healthcare, Industrials and Technology), each of which delivered positive returns while constituents of the Index. The greatest contributor was Healthcare, followed by Technology. Each of the sectors in the fixed income portfolio were additive to fund returns. The three top contributors were CMBS, EM and CLOs.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	11.57%
N-Share	11.44%
S&P 500® Index TR	6.40%
Shiller Barclays CAPE® U.S. Sector Total Return Index	9.73%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

During the 6-month period ending September 30, 2016, the DoubleLine Flexible Income Fund performed well over the 6-month period ended September 30, 2016 as risk assets generally benefited from improved commodity prices. More specifically, EM fixed income, HY debt and CLO contributed strong absolute returns to the portfolio and were the best performers. Bank loans also performed well along with other more credit-sensitive assets. Other structured products held in the Fund, despite having a more volatile period, added strong positive performance. Not surprisingly, Treasury holdings within the Fund, while returned positive, lagged behind other asset classes.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	4.64%
N-Share	4.51%
LIBOR* USD 3 Month	0.35%

*	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “Standardized Performance Summary.”

10	DoubleLine Funds Trust

(Unaudited) September 30, 2016

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Over the 6-month period ended September 30, 2016, the DoubleLine Low Duration Emerging Markets Fixed Income Fund posted strong performance, outperforming the JP Morgan Corporate EMBI Broad Diversified Maturity 1-3 (CEMBI 1-3 Year) Index which returned 3.96%. External conditions remained favorable for EM assets during the period, including 1) developed market central banks remaining accommodative; 2) commodity prices stabilizing and food inflation abating; and 3) continued supportive technicals. Two-year U.S. Treasury yields declined from 0.72% as of March 31, 2016 before hitting a low in July, and then modestly rising to end September at 0.76%. Despite yields rising across the front end of the Treasury curve, the Fund’s total return was positive as a result of EM spread tightening. The strong positive performance in the Fund was driven by strong performance in credits domiciled in Colombia, Mexico, Brazil, India and Panama.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	4.93%
N-Share	4.80%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	3.96%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 6-month period ended September 30, 2016, the DoubleLine Long Duration Total Return Bond Fund underperformed the Barclays U.S. Long Government/Credit Bond Index return of 7.87%. The U.S. yield curve flattened during that period with 2-year yields increasing by 4 bps, 10-year yields declining by 17 bps, and 30-year yields declining by about 30 bps. The underperformance was largely attributable to the Fund’s lack of corporate credit exposure as the sector benefited from spreads tightening materially for the period. In addition, the Fund had a shorter duration profile relative to the Index. Agency fixed-rate CMOs were the largest contributor to returns driven by strong price appreciation and healthy interest income returns. Amongst the U.S. Government exposure, Agency debentures were the best performers due to the rally at the long end of the UST curve.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	6.18%
N-Share	6.05%
Barclays U.S. Long Government/Credit Index	7.87%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

During the 6-month period ending September 30, 2016, the DoubleLine Strategic Commodity Fund returned 6.19%, underperforming the Bloomberg Commodity Index Total Return of 8.42%. The Fund was exposed to broad commodity beta, which contributed to performance for the period, as well as the DoubleLine Commodity Long-Short Alpha Strategy, which detracted from performance for the period. The Bloomberg Commodity Index (BCOM) increased by 8.26% during this period. The Fund’s underperformance relative to the benchmark was attributable to the allocation mix between the beta and alpha, as the alpha strategy return was negative.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	6.19%
N-Share	5.92%
Bloomberg Commodity Index Total Return	8.42%

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	September 30, 2016	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2016

DoubleLine Global Bond Fund

Over the 6-month period ended September 30, 2016, the DoubleLine Global Bond Fund saw positive absolute performance but underperformed its benchmark, the Citi World Government Bond Index (WGBI), which returned 3.72%. Government rates in Japan, U.S. Germany, Belgium and the UK further benefited from the “flight to quality” trade following the Brexit vote, and then by dovish monetary policy that followed the vote by all developed market central banks. Yields hit a low in July, and have backed up into the end of the period. Currency performance was mixed over the period. The British Pound, unsurprisingly given the Brexit vote, was the worst performing currency, falling -9.67% over the quarter versus the USD. The Japanese Yen was one of the few currencies that appreciated relative to the dollar, gaining 11.07% over the six-month period, benefiting from its safe haven currency status. The Fund’s underperformance relative to the benchmark was primarily due to an underweight allocation, relative to the WGBI, to Japanese government bonds (JGB) which represent approximately 23% of the WGBI.

Period Ended 9-30-16	6-Months (Not Annualized)
I-Share	2.12%
N-Share	1.99%
Citi World Government Bond Index	3.72%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Income Fund

For the period since inception on April 1, 2016 through September 30, 2016, the DoubleLine Infrastructure Income Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index. The Fund was ramped in a timely fashion, however, a large cash inflow immediately before the surprise United Kingdom (UK) referendum vote in late June caused the Fund to have a larger cash position than what would have been optimal. Once it was clear the citizens of the UK voted to exit the European Union, uncertainty about the ramifications of this monumental vote resulted in a flight to quality amongst market participants. Investment Grade credit spread tightened and rates rallied as investors sought safer assets. Infrastructure bond issues in Emerging Markets were the best performing holdings for the period, while ABS showed positive but only modest returns. Domestic infrastructure issues fared well, showing spread tightening consistent with the overall index.

Period From 4-1-16 through 9-30-16	Since Inception* (Not Annualized)
I-Share	3.55%
N-Share	3.42%
Barclays U.S. Aggregate Bond Index	2.73%

*	Inception Date of 4-1-2016

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the period since inception on June 30, 2016 through September 30, 2016, the net return of the DoubleLine Ultra Short Bond Fund underperformed the Bank of America Merrill Lynch 3-Month Treasury Index return of 0.10%. On a gross basis the Fund outperformed the Bank of America Merrill Lynch 3-Month Treasury Index by 0.01%. The Fund’s small allocation to Commercial Paper, and thus credit risk, contributed to gross performance for the period. The Fund’s Commercial Paper holdings were overweight the Industrial sector, which slightly outperformed the Financial sector during the period as well.

Period From 6-30-16 through 9-30-16	Since Inception* (Not Annualized)
I-Share	0.02%
N-Share	0.00%
BofA Merrill Lynch 3-Month Treasury Index	0.10%

*	Inception Date of 6-30-2016

12	DoubleLine Funds Trust

(Unaudited) September 30, 2016

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2016 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested.

Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Agency (“NRSRO”, generally S&P, Moody’s and Fitch). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Alpha—A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bank of America (BofA)/Merrill Lynch 3 Month Treasury Index—This The index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Semi-Annual Report	September 30, 2016	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2016

Bloomberg Commodity Index Total Return (BCOM)—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Citi World Government Bond Index (WGBI)—This index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Eurostoxx 50—A stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the Eurozone.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Korea Composite Stock Price Index (Kospi)—A market capitalization weighted index of all common stocks traded on the Stock Market Division—previously, Korea Stock Exchange—of the Korea Exchange. It is the representative stock market index of South Korea, similar to the Dow Jones Industrial Average or S&P 500 in the United States.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® US Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500® Index TR—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark. The GSCI Excess Return index is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. This Excess Return Index includes an Energy component, which was referenced in this commentary.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

14	DoubleLine Funds Trust

(Unaudited) September 30, 2016

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Semi-Annual Report	September 30, 2016	15

Standardized Performance Summary	(Unaudited) September 30, 2016

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios are taken from the most recent prospectus and may change over time. The Funds’ gross expense ratio also includes “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund Class reflects the Class A maximum sales charge of 4.25%. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth Fund and Floating Rate Fund impose a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

DBLTX/DLTNX
Total Return Bond Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 9-30-16)	Gross Expense Ratio
I-share (DBLTX)	2.28%	3.58%	4.26%	4.54%	7.35%	0.47%
N-share (DLTNX)	2.06%	3.23%	4.01%	4.26%	7.08%	0.72%
Barclays U.S. Aggregate Bond Index	2.68%	5.19%	4.03%	3.08%	4.21%
DBLFX/DLFNX
Core Fixed Income Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (6-1-10 to 9-30-16)	Gross Expense Ratio
I-share (DBLFX)	3.88%	5.73%	4.91%	4.52%	6.25%	0.48%
N-share (DLFNX)	3.76%	5.38%	4.62%	4.26%	5.99%	0.73%
Barclays U.S. Aggregate Bond Index	2.68%	5.19%	4.03%	3.08%	3.91%
DBLEX/DLENX
Emerging Markets Fixed Income Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 9-30-16)	Gross Expense Ratio
I-share (DBLEX)	10.07%	12.87%	6.31%	6.19%	6.23%	0.90%
N-share (DLENX)	9.94%	12.59%	6.04%	5.90%	5.97%	1.15%
JP Morgan Emerging Markets Bond Global Diversified Index	9.26%	16.20%	8.19%	7.75%	7.52%
DMLIX/DMLAX
Multi-Asset Growth Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (12-20-10 to 9-30-16)	Gross Expense Ratio	Net Expense Ratio*
I-share (DMLIX)	6.68%	9.88%	3.91%	3.31%	3.17%	1.41%	1.36%
A-share (DMLAX)						1.66%	1.61%
A-share (No Load)	6.57%	9.76%	3.66%	3.07%	2.91%
A-share (With Load)	2.04%	5.09%	2.17%	2.18%	2.14%
Blended Benchmark**	4.55%	4.43%	0.30%	2.74%	2.40%
S&P 500® Index TR	6.40%	15.43%	11.16%	16.37%	12.42%
DBLSX/DLSNX
Low Duration Bond Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (9-30-11 to 9-30-16)	Gross Expense Ratio
I-share (DBLSX)	2.09%	2.76%	2.00%	2.34%	2.34%	0.44%
N-share (DLSNX)	1.86%	2.41%	1.74%	2.08%	2.08%	0.69%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.42%	0.88%	0.85%	0.69%	0.69%

16	DoubleLine Funds Trust

(Unaudited) September 30, 2016

DBFRX/DLFRX
Floating Rate Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (2-1-13 to 9-30-16)	Gross Expense Ratio
I-share (DBFRX)	2.96%	2.57%	2.79%	2.79%		0.66%
N-share (DLFRX)	2.82%	2.31%	2.53%	2.59%		0.91%
S&P LSTA Leveraged Loan Index	6.08%	5.46%	3.39%	3.46%
DSEEX/DSENX
Shiller Enhanced CAPE® Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year		Since Inception Annualized (10-31-13 to 9-30-16)	Gross Expense Ratio
I-share (DSEEX)	11.57%	26.40%		14.73%		0.64%
N-share (DSENX)	11.44%	26.12%		14.44%		0.89%
Shiller Barclays CAPE® U.S. Sector Total Return USD Index	9.73%	24.59%		13.06%
S&P 500® Index TR	6.40%	15.43%		9.80%
DFLEX/DLINX
Flexible Income Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year		Since Inception Annualized (4-7-14 to 9-30-16)	Gross Expense Ratio	Net Expense Ratio*
I-share (DFLEX)	4.64%	4.35%		3.23%		0.89%	0.84%
N-share (DLINX)	4.51%	4.09%		2.99%		1.14%	1.09%
LIBOR USD 3-Month Index	0.35%	0.60%		0.40%
DBLLX/DELNX
Low Duration Emerging Markets Fixed Income Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year		Since Inception Annualized (4-7-14 to 9-30-16)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLLX)	4.93%	7.16%		3.18%		0.84%	0.59%
N-share (DELNX)	4.80%	6.90%		2.98%		1.09%	0.84%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	3.96%	6.66%		3.69%
DBLDX/DLLDX
Long Duration Total Return Bond Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year		Since Inception Annualized (12-15-14 to 9-30-16)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLDX)	6.18%	11.05%		7.97%		0.84%	0.65%
N-share (DLLDX)	6.05%	10.79%		7.66%		1.09%	0.90%
Barclays U.S. Long Government/Credit Index	7.87%	14.66%		6.75%
DBCMX/DLCMX
Strategic Commodity Fund Returns as of September 30, 2016	6-Months (Not Annualized)	1-Year		Since Inception Not Annualized (5-18-15 to 9-30-16)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBCMX)	6.19%	5.50%		-5.67%		4.47%	1.15%
N-share (DLCMX)	5.92%	5.11%		-6.01%		4.72%	1.40%
Bloomberg Commodity Index Total Return	8.42%	-2.58%		-13.93%
DBLGX/DLGBX
Global Bond Fund Returns as of September 30, 2016	6-Months (Not Annualized)			Since Inception Not Annualized (12-17-15 to 9-30-16)	Gross Expense Ratio	Net Expense Ratio***
I-share (DBLGX)	2.12%			7.34%		0.93%	0.71%
N-share (DLGBX)	1.99%			7.17%		1.18%	0.96%
Citi World Government Bond Index	3.72%			11.51%

Past performance does not guarantee future results.

Semi-Annual Report	September 30, 2016	17

Standardized Performance Summary (Cont.)	(Unaudited) September 30, 2016

BILDX/BILTX
Infrastructure Income Fund Returns as of September 30, 2016	Since Inception Not Annualized (4-1-16 to 9-30-16)	Gross Expense Ratio	Net Expense Ratio****
I-share (BILDX)	3.55%		1.18%	0.66%
N-share (BILTX)	3.42%		1.43%	0.91%
Barclays U.S. Aggregate Bond Index	2.73%
DBULX/DLUSX
Ultra Short Bond Fund Returns as of September 30, 2016	Since Inception Not Annualized (6-30-16 to 9-30-16)	Gross Expense Ratio	Net Expense Ratio*****
I-share (DBULX)	0.02%		0.82%	0.36%
N-share (DLUSX)	0.00%		1.07%	0.61%
BofA Merrill Lynch 3 Month Treasury Index	0.10%

Past performance does not guarantee future results.

* The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2017. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to Financial Statements.

** The Blended Benchmark for the Multi-Asset Growth Fund is 60% Barclays U.S. Aggregate Bond Index, 25% MSCI All Country World Index & 15% SP GSCI Total Return Index.

*** The Adviser has contractually agreed to waive fees and reimburse expenses through November 20, 2017.

**** The Adviser has contractually agreed to waive fees and reimburse expenses through April 1, 2018.

***** The Adviser has contractually agreed to waive fees and reimburse expenses through June 29, 2018.

Mutual Fund Investing involves risk. Principal loss is possible.

18	DoubleLine Funds Trust

Schedule of Investments DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.8%

	AMPLIT Trust,
21,821,144	Series 2015-A-A	5.00%	^	09/15/2021	22,165,562

	AVANT Loans Funding Trust,
7,545,457	Series 2015-A-A	4.00%	^	08/16/2021	7,584,781
10,032,155	Series 2016-B-A	3.92%	^	08/15/2019	10,096,123
14,943,542	Series 2016-C-A	2.96%	^	09/16/2019	14,967,523

	Blue Elephant Loan Trust,
2,992,149	Series 2015-1-A	3.12%	^	12/15/2022	2,999,049

	CAN Capital Funding LLC,
50,000,000	Series 2012-1A-B1	3.12%	^	04/15/2020	49,989,200

	Castlelake Aircraft Securitization Trust,
36,587,031	Series 2015-1A-A	4.70%	^	12/15/2040	36,913,351
49,655,000	Series 2016-1-A	4.45%		08/15/2041	50,083,572

	Citi Held For Asset Issuance,
14,601,458	Series 2015-PM1-A	1.85%	^	12/15/2021	14,589,491
29,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	28,901,864
10,500,000	Series 2015-PM1-C	5.01%	^	12/15/2021	10,197,202
18,655,585	Series 2015-PM2-A	2.35%	^	03/15/2022	18,652,409
45,000,000	Series 2015-PM2-B	4.00%	^	03/15/2022	44,955,396
30,000,000	Series 2015-PM2-C	5.96%	^	03/15/2022	29,517,450
5,259,197	Series 2015-PM3-A	2.56%	^	05/16/2022	5,261,399
23,921,681	Series 2016-MF1-A	4.48%	^	08/15/2022	24,308,375
34,283,203	Series 2016-PM1-A	4.65%	^	04/15/2025	34,856,024

	Colony American Finance Ltd.,
36,794,237	Series 2016-1-A	2.54%	^	06/15/2048	36,841,253

	Commonbond Student Loan Trust,
21,263,027	Series 2015-A-A1	3.20%	^	06/25/2032	21,404,681
23,285,996	Series 2016-A-A1	3.32%	^	05/25/2040	23,489,045

	Conn’s Receivables Funding LLC,
37,545,253	Series 2016-A-A	4.68%	^	04/16/2018	37,644,335

	Consumer Credit Origination Loan Trust,
10,114,904	Series 2015-1-A	2.82%	^	03/15/2021	10,131,166

	Consumer Installment Loan Trust,
52,892,352	Series 2016-LD1-A	3.96%	^	07/15/2022	53,053,092

	DB Master Finance LLC,
53,682,500	Series 2015-1A-A2I	3.26%	^	02/20/2045	54,101,846
36,937,500	Series 2015-1A-A2II	3.98%	^	02/20/2045	37,837,918

	Eaglewood Consumer Loan Trust,
114,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	113,435,586

	Earnest Student Loan Program,
24,191,243	Series 2016-B-LLC	3.02%	^	05/25/2034	24,288,799

	ECAF Ltd.,
74,337,893	Series 2015-1A-A2	4.95%	^	06/15/2040	73,914,241

	Element Rail Leasing LLC,
9,281,258	Series 2016-1A-A1	3.97%	^	03/19/2046	9,407,799

	Foundation Finance Trust,
20,669,290	Series 2016-1A-A	3.96%	^	06/15/2035	20,719,599

	HERO Funding Trust,
13,570,000	Series 2016-3A-A2	3.91%	^	09/20/2042	13,926,715

	L2L Education Loan Trust,
8,498,384	Series 2006-1A-B	1.02%	#^	10/15/2028	7,410,398

	LendingClub Issuance Trust,
18,068,235	Series 2016-NP1-A	3.75%	^	06/15/2022	18,167,393

	Marketplace Loan Trust,
1,929,394	Series 2015-AV1-A	4.00%	^	09/15/2021	1,943,906
17,324,335	Series 2015-AV2-A	4.00%	^	10/15/2021	17,427,311
20,684,444	Series 2015-CB1-A	4.00%	^	07/15/2021	20,680,233
30,563,927	Series 2015-LD1-A	4.00%	^	12/15/2021	30,530,276
48,087,590	Series 2016-LD1-A	5.25%	^	03/15/2022	48,397,178

	Nelnet Student Loan Trust,
26,100,000	Series 2007-2A-B1	1.70%	#^	09/25/2035	19,838,767

	OneMain Direct Auto Receivables Trust,
69,146,658	Series 2016-1A-A	2.04%	^	01/15/2021	69,438,284

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	OneMain Financial Issuance Trust,
23,808,478	Series 2014-1A-A	2.43%	^	06/18/2024	23,831,948
90,000,000	Series 2016-2A-A	4.10%	^	03/20/2028	92,745,135

	OneMain Financial Issuance Trust 2015-2,
15,971,000	Series 2015-2A-A	2.57%	^	07/18/2025	16,046,921

	Oportun Funding LLC,
17,000,000	Series 2016-B-A	3.69%	^	07/08/2021	16,976,538

	Oxford Finance Funding LLC,
25,000,000	Series 2016-1A-A	3.97%	^	06/17/2024	25,145,130

	Shenton Aircraft Investment Ltd.,
47,231,269	Series 2015-1A-A	4.75%	^	10/15/2042	46,845,248

	SLM Private Credit Student Loan Trust,
12,126,999	Series 2004-A-A3	1.25%	#	06/15/2033	11,460,129

	Sofi Consumer Loan Program LLC,
6,082,512	Series 2016-1-NT	3.26%	^	08/25/2025	6,146,210

	SoFi Consumer Loan Program Trust,
22,000,000	Series 2016-2-A	3.09%	^	10/27/2025	22,069,186

	SoFi Professional Loan Program,
24,894,115	Series 2016-A-A2	2.76%	^	12/26/2036	25,535,128

	SpringCastle America Funding LLC,
72,412,309	Series 2014-AA-A	2.70%	^	05/25/2023	72,665,100
74,445,000	Series 2014-AA-B	4.61%	^	10/25/2027	74,482,371
120,200,000	Series 2016-AA-A	3.05%	^	04/25/2029	121,427,122

	Spruce Asset Backed Securities Trust,
6,582,360	Series 2016-E1-A	4.32%	^	06/15/2028	6,603,331

	TAL Advantage LLC,
5,977,000	Series 2013-2A-A	3.55%	^	11/20/2038	5,923,706

	Total Asset Backed Obligations (Cost $1,732,817,740)				1,737,971,795

COLLATERALIZED LOAN OBLIGATIONS 4.5%

	Adams Mill Ltd.,
20,000,000	Series 2014-1A-A1	2.16%	#^	07/15/2026	19,977,524
10,000,000	Series 2014-1A-C1	3.68%	#^	07/15/2026	10,036,868

	ALM LLC,
25,000,000	Series 2016-19A-A1	2.18%	#^	07/15/2028	25,058,652

	ALM Loan Funding,
27,725,000	Series 2012-7A-A1	2.11%	#^	10/19/2024	27,725,197
20,000,000	Series 2014-14A-A1	2.17%	#^	07/28/2026	20,030,000

	Anchorage Capital Ltd.,
12,600,000	Series 2014-4A-A1A	2.19%	#^	07/28/2026	12,619,997
20,000,000	Series 2014-5A-A	2.28%	#^	10/15/2026	20,134,917

	Apidos Ltd.,
43,900,000	Series 2013-16A-A1	2.14%	#^	01/19/2025	44,005,581
5,500,000	Series 2014-18A-B	3.50%	#^	07/22/2026	5,483,300
25,000,000	Series 2014-19A-A1	2.18%	#^	10/17/2026	25,061,086
23,000,000	Series 2015-20A-A1	2.23%	#^	01/16/2027	23,097,606

	ARES Ltd.,
25,000,000	Series 2013-1A-B	2.43%	#^	04/15/2025	24,755,241
6,500,000	Series 2013-1A-D	4.43%	#^	04/15/2025	6,297,494
3,174,482	Series 2014-30A-A2	1.55%	#^	04/20/2023	3,178,477

	Avery Point Ltd.,
3,950,000	Series 2013-2A-D	4.13%	#^	07/17/2025	3,657,835
10,000,000	Series 2013-3A-A	2.08%	#^	01/18/2025	10,003,000
5,000,000	Series 2014-1A-A	2.23%	#^	04/25/2026	5,019,450

	Babson Ltd.,
4,500,000	Series 2014-3A-D2	4.88%	#^	01/15/2026	4,523,173
4,750,000	Series 2014-IIA-C	3.58%	#^	10/17/2026	4,720,370
3,750,000	Series 2014-IIA-D	4.28%	#^	10/17/2026	3,559,860

	Birchwood Park Ltd.,
5,000,000	Series 2014-1A-C2	3.83%	#^	07/15/2026	5,004,509
6,500,000	Series 2014-1A-D2	4.88%	#^	07/15/2026	6,495,570

	BlueMountain Ltd.,
71,250,000	Series 2012-2A-A1	2.23%	#^	11/20/2024	71,356,875

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	19

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BlueMountain Ltd., (Cont.)
19,000,000	Series 2012-2A-B1	2.87%	#^	11/20/2024	19,014,618
16,150,000	Series 2012-2A-C	3.56%	#^	11/20/2024	16,190,994
33,150,000	Series 2013-1A-A1	2.02%	#^	05/15/2025	33,063,669
4,000,000	Series 2013-4A-A	2.18%	#^	04/15/2025	4,012,410
5,000,000	Series 2014-3A-A1	2.16%	#^	10/15/2026	5,004,719
6,250,000	Series 2014-4A-B1	3.23%	#^	11/30/2026	6,265,308
58,250,000	Series 2015-3A-A1	2.18%	#^	10/20/2027	58,379,638
34,500,000	Series 2015-4A-B	2.95%	#^	01/20/2027	34,730,174
9,250,000	Series 2015-4A-C	3.90%	#^	01/20/2027	9,266,311
8,750,000	Series 2015-4A-D1	5.30%	#^	01/20/2027	8,852,330
22,500,000	Series 2016-2A-A2	2.70%	#^	08/20/2028	22,463,166

	Bridgeport Ltd.,
234,945	Series 2006-1A-A1	0.95%	#^	07/21/2020	235,097

	Brookside Mill Ltd.,
17,000,000	Series 2013-1A-C1	3.38%	#^	04/17/2025	16,728,403

	Callidus Debt Partners Fund Ltd.,
12,852,863	Series 2007-6A-A1T	0.97%	#^	10/23/2021	12,729,323

	Canyon Capital Ltd.,
9,500,000	Series 2012-1A-B1	2.63%	#^	01/15/2024	9,536,363
1,000,000	Series 2014-1A-B	3.41%	#^	04/30/2025	985,647

	Carlyle Global Market Strategies Ltd.,
36,790,000	Series 2012-2A-A1R	2.00%	#^	07/20/2023	36,833,672
10,000,000	Series 2012-4A-A	2.09%	#^	01/20/2025	10,009,743
17,000,000	Series 2014-3A-B	3.88%	#^	07/27/2026	17,043,719
2,500,000	Series 2014-3A-C2	4.93%	#^	07/27/2026	2,506,583
20,000,000	Series 2015-5A-A1A	2.25%	#^	01/20/2028	20,073,295
8,000,000	Series 2015-5A-A2A	2.95%	#^	01/20/2028	8,065,168
4,000,000	Series 2015-5A-B2	3.95%	#^	01/20/2028	4,054,157

	Carlyle High Yield Partners Ltd.,
1,750,000	Series 2006-8A-B	1.19%	#^	05/21/2021	1,718,697
19,666,581	Series 2007-10A-A2A	0.90%	#^	04/19/2022	19,664,351

	Catamaran Ltd.,
8,500,000	Series 2015-1A1-B	2.90%	#^	04/22/2027	8,520,558
47,000,000	Series 2015-1A-A	2.25%	#^	04/22/2027	47,055,101

	Cathedral Lake Ltd.,
22,000,000	Series 2013-1A-A1R	2.25%	#^	01/15/2026	22,000,000
43,000,000	Series 2016-4A-A	2.51%	#^	10/20/2028	43,000,000

	Cent Ltd.,
1,573,363	Series 2007-14A-A1	0.92%	#^	04/15/2021	1,552,415
23,861,284	Series 2007-14A-A2A	0.91%	#^	04/15/2021	23,550,313
11,000,000	Series 2014-21A-A1A	2.22%	#^	07/27/2026	11,005,349
6,250,000	Series 2014-22A-B	3.99%	#^	11/07/2026	6,274,907
7,250,000	Series 2014-22A-C	4.54%	#^	11/07/2026	7,039,096

	Covenant Credit Partners Ltd.,
5,000,000	Series 2014-1A-A	2.18%	#^	07/20/2026	5,007,048

	Crown Point Ltd.,
5,145,666	Series 2012-1A-A1LB	2.31%	#^	11/21/2022	5,154,563

	Dryden Senior Loan Fund,
10,000,000	Series 2012-25A-B1	2.93%	#^	01/15/2025	10,007,080

	Eaton Vance Ltd.,
9,484,480	Series 2006-8A-A	1.07%	#^	08/15/2022	9,404,546

	Flagship Ltd.,
25,000,000	Series 2014-8A-A	2.24%	#^	01/16/2026	25,065,356

	Flatiron Ltd.,
18,100,000	Series 2013-1A-A1	2.08%	#^	01/17/2026	18,072,016
6,750,000	Series 2014-1A-C	3.98%	#^	07/17/2026	6,159,375

	Fortress Credit Ltd.,
10,000,000	Series 2013-1A-A	1.87%	#^	01/19/2025	10,002,779
10,000,000	Series 2013-1A-B	2.59%	#^	01/19/2025	10,012,266

	Galaxy Ltd.,
30,500,000	Series 2013-15A-A	1.93%	#^	04/15/2025	30,504,309
15,000,000	Series 2013-15A-B	2.53%	#^	04/15/2025	14,950,019
13,100,000	Series 2013-15A-C	3.28%	#^	04/15/2025	13,148,326
6,125,000	Series 2013-15A-D	4.08%	#^	04/15/2025	5,969,971
50,000,000	Series 2016-22A-A1	2.24%	#^	07/16/2028	50,027,936

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GLG Ore Hill Ltd.,
37,000,000	Series 2013-1A-A	1.80%	#^	07/15/2025	36,334,938

	GoldenTree Loan Opportunities Ltd.,
30,000,000	Series 2014-9A-A	2.26%	#^	10/29/2026	30,099,810

	Halcyon Loan Advisors Funding Ltd.,
6,500,000	Series 2014-2A-C	4.24%	#^	04/28/2025	5,681,162
1,750,000	Series 2014-2A-D	5.74%	#^	04/28/2025	1,317,523
5,000,000	Series 2014-3A-D	4.35%	#^	10/22/2025	4,400,000

	Harbourview Ltd.,
30,000,000	Series 2016-7A-A1	2.40%	#^	11/18/2026	30,125,691

	Hildene Ltd.,
39,000,000	Series 2014-3A-A	2.30%	#^	10/20/2026	38,978,500
5,000,000	Series 2015-4A-A1A	2.21%	#^	07/23/2027	4,991,655

	ICE Global Credit Ltd.,
20,000,000	Series 2013-1A-A1	2.45%	#^¥	04/20/2024	19,297,734
15,000,000	Series 2013-1A-B2	3.25%	#^¥	04/20/2024	13,505,108

	ING Ltd.,
676,082	Series 2006-2A-A2	1.10%	#^	08/01/2020	676,222
5,330,993	Series 2007-5A-A1A	0.99%	#^	05/01/2022	5,324,305
6,508,963	Series 2012-1RA-A1R	2.06%	#^	03/14/2022	6,517,297
10,500,000	Series 2013-3A-A1	2.36%	#	08/01/2020	10,374,730
3,415,000	Series 2013-3A-A1	2.13%	#^	01/18/2026	3,417,150
4,250,000	Series 2013-3A-B	3.38%	#^	01/18/2026	4,233,562

	Jamestown Ltd.,
15,000,000	Series 2012-1A-A1	2.21%	#^	11/05/2024	15,014,059
50,000,000	Series 2013-3A-A1A	2.13%	#^	01/15/2026	50,004,468
15,000,000	Series 2014-4A-A1A	2.18%	#^	07/15/2026	14,945,342
28,750,000	Series 2015-6A-A1A	2.41%	#^	02/20/2027	28,890,579

	KVK Ltd.,
20,000,000	Series 2013-1A-A	2.07%	#^	04/14/2025	20,070,769

	Landmark Ltd.,
9,500,000	Series 2006-8A-C	1.44%	#^	10/19/2020	9,220,435

	LCM LP,
3,650,000	Series 11A-D2	4.64%	#^	04/19/2022	3,651,883
12,600,000	Series 13A-C	3.59%	#^	01/19/2023	12,606,411
7,825,000	Series 14A-D	4.18%	#^	07/15/2025	7,673,132
21,000,000	Series 16A-A	2.18%	#^	07/15/2026	21,005,497
2,750,000	Series 16A-D	4.28%	#^	07/15/2026	2,669,083

	Limerock Ltd.,
7,250,000	Series 2014-2A-A	2.18%	#^	04/18/2026	7,250,452
25,000,000	Series 2014-3A-A1	2.23%	#^	10/20/2026	25,043,663

	Madison Park Funding Ltd.,
3,977,023	Series 2007-4A-A1A	1.09%	#^	03/22/2021	3,932,869
7,000,000	Series 2007-4A-A1B	1.17%	#^	03/22/2021	6,779,355
4,000,000	Series 2012-9A-AR	2.11%	#^	08/15/2022	3,995,861
3,000,000	Series 2014-14A-C1	3.80%	#^	07/20/2026	3,000,784
5,500,000	Series 2014-15A-C	4.43%	#^	01/27/2026	5,477,264

	Magnetite Ltd.,
19,250,000	Series 2015-12A-A	2.18%	#^	04/15/2027	19,274,063

	MAPS Fund Ltd.,
10,000,000	Series 2007-2A-B	1.60%	#^	07/20/2022	9,689,807

	Marathon Ltd.,
17,000,000	Series 2013-5A-A2A	3.16%	#^	02/21/2025	17,026,442

	Mountain View Ltd.,
25,000,000	Series 2007-3A-A2	1.02%	#^	04/16/2021	25,019,810

	Nautique Funding Ltd.,
860,816	Series 2006-1A-A1A	0.93%	#^	04/15/2020	860,985
2,000,000	Series 2006-1A-C	2.38%	#^	04/15/2020	1,973,423

	Nomad Ltd.,
9,000,000	Series 2013-1A-B	3.63%	#^	01/15/2025	9,004,689
3,500,000	Series 2013-1A-C	4.18%	#^	01/15/2025	3,439,508

	Northwoods Capital Corporation,
30,000,000	Series 2012-9A-A	2.10%	#^	01/18/2024	30,001,120
16,660,000	Series 2013-10-A1	2.17%	#^	11/04/2025	16,630,781

	Oak Hill Credit Partners,
29,000,000	Series 2012-7A-A	2.23%	#^	11/20/2023	29,035,767
18,000,000	Series 2012-7A-B1	3.06%	#^	11/20/2023	18,025,129

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ocean Trails,
50,000,000	Series 2014-5A-A2	2.33%	#^	10/13/2026	50,050,666

	OCP Ltd.,
6,262,690	Series 2012-2A-A2	2.29%	#^	11/22/2023	6,270,493
60,000,000	Series 2016-12A-A1	2.43%	#^	10/18/2028	59,940,000

	Octagon Investment Partners Ltd.,
20,000,000	Series 2013-1A-A	1.98%	#^	01/19/2025	19,997,820
41,000,000	Series 2014-1A-A	2.20%	#^	04/15/2026	41,035,146
15,000,000	Series 2014-1A-A	2.26%	#^	08/12/2026	15,013,343
13,500,000	Series 2014-1A-B	4.02%	#^	11/14/2026	13,550,138
5,500,000	Series 2014-1A-C	4.47%	#^	11/14/2026	5,361,619
1,500,000	Series 2014-1A-C2	4.20%	#^	11/25/2025	1,503,327

	OZLM Funding Ltd.,
9,000,000	Series 2013-5A-A1	2.18%	#^	01/17/2026	9,010,892

	OZLM Ltd.,
6,700,000	Series 2014-6A-A1	2.23%	#^	04/17/2026	6,700,067
25,000,000	Series 2014-9A-A1	2.28%	#^	01/20/2027	25,029,963
38,500,000	Series 2015-11A-A1A	2.31%	#^	01/30/2027	38,551,818
5,000,000	Series 2015-11A-A2A	3.01%	#^	01/30/2027	4,998,684

	Race Point Ltd.,
30,000,000	Series 2012-7A-A	2.21%	#^	11/08/2024	30,030,518
24,000,000	Series 2012-7A-B	3.04%	#^	11/08/2024	24,122,630
5,500,000	Series 2013-8A-B	2.71%	#^	02/20/2025	5,504,526

	Regatta Funding Ltd.,
30,000,000	Series 2014-1A-A1A	2.27%	#^	10/25/2026	30,035,435
35,000,000	Series 2016-1A-A1	2.37%	#^	12/20/2028	35,000,000

	Silverado Ltd.,
748,623	Series 2006-2A-A1	0.92%	#^	10/16/2020	742,595

	Sound Harbor Loan Fund Ltd.,
25,000,000	Series 2014-1A-A1	2.26%	#^	10/30/2026	25,029,977

	Steele Creek Ltd.,
22,000,000	Series 2014-1A-A1	2.41%	#^	08/21/2026	22,027,966

	Symphony Ltd.,
7,880,000	Series 2010-10A-AR	1.98%	#^	07/23/2023	7,881,018
29,500,000	Series 2013-11A-B1	2.88%	#^	01/17/2025	29,572,992
10,250,000	Series 2013-11A-C	3.83%	#^	01/17/2025	10,259,097

	TCI-Flatiron Ltd.,
30,000,000	Series 2016-1A-A	2.21%	#^	07/17/2028	30,091,732

	Thacher Park Ltd.,
2,000,000	Series 2014-1A-C	3.75%	#^	10/20/2026	2,000,482
4,500,000	Series 2014-1A-D1	4.23%	#^	10/20/2026	4,372,267

	Venture Ltd.,
10,929,080	Series 2006-1A-A1	1.00%	#^	08/03/2020	10,820,997
5,723,797	Series 2007-8A-A2A	0.92%	#^	07/22/2021	5,625,955
18,500,000	Series 2014-16A-A1L	2.18%	#^	04/15/2026	18,513,855
47,950,000	Series 2014-17A-A	2.16%	#^	07/15/2026	47,971,348
3,500,000	Series 2014-17A-B2	2.78%	#^	07/15/2026	3,503,979
18,500,000	Series 2015-20A-A	2.17%	#^	04/15/2027	18,521,095
13,000,000	Series 2016-23A-A	2.30%	#^	07/19/2028	13,015,469

	Voya Ltd.,
35,000,000	Series 2014-4A-A1	2.17%	#^	10/14/2026	35,015,891

	Washington Mill Ltd.,
56,500,000	Series 2014-1A-A1	2.20%	#^	04/20/2026	56,471,750
5,000,000	Series 2014-1A-B1	2.75%	#^	04/20/2026	4,999,945
4,750,000	Series 2014-1A-C	3.70%	#^	04/20/2026	4,767,472

	Westwood Ltd.,
8,688,397	Series 2006-1X-A1	1.10%	#	03/25/2021	8,618,262
7,072,909	Series 2007-2A-A1	0.93%	#^	04/25/2022	7,048,313

	WhiteHorse Ltd.,
50,000,000	Series 2012-1A-A1L	2.16%	#^	02/03/2025	50,102,160

	Wind River Ltd.,
59,000,000	Series 2012-1A-A	2.08%	#^	01/15/2024	59,000,000
18,000,000	Series 2012-1A-B1	2.78%	#^	01/15/2024	18,000,000
13,750,000	Series 2012-1A-C1	3.73%	#^	01/15/2024	13,750,000
19,000,000	Series 2014-1A-A	2.20%	#^	04/18/2026	19,035,258
45,000,000	Series 2016-2A-A	2.36%	#^	11/01/2028	45,000,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zais Ltd.,
30,000,000	Series 2014-2A-A1A	2.21%	#^	07/25/2026	29,982,878

	Total Collateralized Loan Obligations (Cost $2,795,788,534)				2,802,652,121

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.5%

	BAMLL Commercial Mortgage Securities Trust,
10,150,000	Series 2011-07C1-A3B	5.38%	^	12/15/2016	10,141,652
8,350,000	Series 2014-IP-E	2.81%	#^	06/15/2028	8,249,908

	Banc of America Commercial Mortgage Trust,
5,038,000	Series 2006-6-AM	5.39%		10/10/2045	5,038,643
11,700,000	Series 2007-2-AM	5.80%	#	04/10/2049	11,902,270
59,298,515	Series 2007-5-AM	5.77%	#	02/10/2051	60,819,990
218,142,248	Series 2007-5-XW	0.50%	#^ I/O	02/10/2051	613,569
13,728,000	Series 2010-UBER3-A4B2	5.95%	#^	05/15/2046	14,021,639
4,000,000	Series 2015-UBS7-B	4.51%	#	09/15/2048	4,433,094
60,110,323	Series 2015-UBS7-XA	1.07%	# I/O	09/15/2048	3,657,731
67,696,963	Series 2016-UBS10-XA	2.17%	# I/O	06/15/2049	8,632,913

	Barclays Commercial Mortgage Securities LLC,
27,365,000	Series 2015-STP-D	4.43%	#^	09/10/2028	27,508,825

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,087,374	Series 2006-PW13-AJ	5.61%	#	09/11/2041	1,086,923
19,225,000	Series 2006-PW14-AM	5.24%		12/11/2038	19,243,404
28,000,000	Series 2007-PW16-AM	5.91%	#	06/11/2040	28,671,143
12,815,000	Series 2007-PW17-AMFL	1.22%	#^	06/11/2050	12,618,242
25,635,066	Series 2007-PW18-A4	5.70%		06/11/2050	26,409,050
4,500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	4,341,621

	CD Commercial Mortgage Trust,
60,301,000	Series 2007-CD4-AM	5.30%	#^	12/11/2049	60,868,867
129,807,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	131,056,925

	CDGJ Commercial Mortgage Trust,
33,200,000	Series 2014-BXCH-B	2.37%	#^	12/15/2027	33,121,279

	CFCRE Commercial Mortgage Trust,
102,335,399	Series 2016-C4-C	1.94%	# I/O	05/10/2058	12,602,502
7,155,000	Series 2016-C4-XA	5.04%	#	05/10/2058	7,520,293

	CGGS Commercial Mortgage Trust,
5,810,456	Series 2016-RNDB-AFL	2.17%	#^	02/15/2033	5,841,898

	Citigroup Commercial Mortgage Trust,
42,169,000	Series 2007-C6-AM	5.90%	#	12/10/2049	42,848,292
7,020,000	Series 2007-C6-AMFX	5.90%	#^	12/10/2049	7,133,084
16,359,000	Series 2008-C7-AM	6.33%	#	12/10/2049	16,926,392
7,708,000	Series 2008-C7-FLT	6.33%	#	12/10/2049	7,939,393
288,943,096	Series 2012-GC8-XA	2.31%	#^ I/O	09/10/2045	19,910,173
118,011,633	Series 2014-GC19-XA	1.42%	# I/O	03/10/2047	7,569,797
116,542,210	Series 2014-GC21-XA	1.44%	# I/O	05/10/2047	8,355,517
9,011,000	Series 2014-GC25-A4	3.64%		10/10/2047	9,794,512
197,814,005	Series 2014-GC25-XA	1.23%	# I/O	10/10/2047	13,289,995
50,000,000	Series 2015-GC27-A5	3.14%		02/10/2048	52,543,490
6,265,000	Series 2015-GC27-B	3.77%		02/10/2048	6,636,375
8,216,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	6,717,393
221,801,574	Series 2015-GC27-XA	1.58%	# I/O	02/10/2048	19,600,051
14,310,000	Series 2015-GC33-C	4.72%	#	09/10/2058	14,834,307
180,130,543	Series 2015-GC33-XA	1.13%	# I/O	09/10/2058	11,905,512
20,725,000	Series 2015-GC35-C	4.65%		11/10/2048	21,389,153
154,436,914	Series 2016-C1-XA	2.12%	# I/O	05/10/2049	21,384,509
220,682,600	Series 2016-GC36-XA	1.51%	# I/O	02/10/2049	20,395,773
114,803,909	Series 2016-P3-XA	1.88%	# I/O	04/15/2049	13,439,393
79,651,582	Series 2016-P4-XA	2.18%	# I/O	07/10/2049	11,501,593

	Citigroup Mortgage Loan Trust, Inc.,
87,284,136	Series 2016-GC37-XA	1.97%	# I/O	04/10/2049	11,287,384

	COBALT Commercial Mortgage Trust,
3,300,429	Series 2006-C1-AM	5.25%		08/15/2048	3,300,017
17,400,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	17,408,623
22,750,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	23,017,071

	Colony Mortgage Capital Ltd.,
5,937,136	Series 2015-FL3-A	2.47%	#^	09/05/2032	5,962,226

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	21

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates,
140,478,261	Series 2002-LC4-XA	2.48%	#^ I/O	12/10/2044	11,823,184
8,494,191	Series 2007-C9-AJFL	1.21%	#^	12/10/2049	8,196,822
4,118,918	Series 2008-LS1F-LT	6.30%	#	12/10/2049	4,238,770
35,357,003	Series 2012-CR2-XA	1.90%	# I/O	08/15/2045	2,748,448
176,834,030	Series 2012-CR3-XA	2.08%	# I/O	10/15/2045	14,455,245
233,136,530	Series 2013-CCRE-12	1.54%	# I/O	10/10/2046	14,801,022
180,359,886	Series 2013-CR10-XA	1.10%	# I/O	08/10/2046	7,080,208
9,850,000	Series 2014-CR19-C	4.88%	#	08/10/2047	10,311,608
5,211,000	Series 2014-CR20-A4	3.59%		11/10/2047	5,670,862
30,400,000	Series 2014-CR20-C	4.66%	#	11/10/2047	31,658,621
71,378,000	Series 2014-CR21-A3	3.53%		12/10/2047	77,238,484
120,978,460	Series 2014-UBS-3	1.49%	# I/O	06/10/2047	8,127,805
15,011,000	Series 2014-UBS3-A4	3.82%		06/10/2047	16,453,339
8,215,000	Series 2015-CALW-D	3.98%	#^	02/10/2034	8,512,897
20,970,000	Series 2015-CR22-D	4.26%	#^	03/10/2048	17,210,157
224,372,375	Series 2015-CR22-XA	1.16%	# I/O	03/10/2048	12,924,791
9,230,000	Series 2015-CR23-D	4.40%	#	05/10/2048	7,124,994
9,110,000	Series 2015-CR26-B	4.64%	#	10/10/2048	9,778,093
91,411,600	Series 2015-CR26-XA	1.21%	# I/O	10/10/2048	6,228,055
50,000,000	Series 2015-DC1-A5	3.35%		02/10/2048	53,075,230
8,715,000	Series 2015-DC1-C	4.50%	#	02/10/2048	8,743,758
13,275,000	Series 2015-DC1-D	4.50%	#^	02/10/2048	10,515,684
408,276,469	Series 2015-DC1-XA	1.32%	# I/O	02/10/2048	26,876,350
35,000,000	Series 2015-LC19-A4	3.18%		02/10/2048	37,036,265
29,922,000	Series 2016-CCRE28	4.80%	#	02/10/2049	30,736,046

	Countrywide Commercial Mortgage Trust,
22,684,417	Series 2007-MF1-A	6.30%	#^	11/12/2043	23,084,035

	Credit Suisse First Boston Mortgage Securities Corporation,
239,575	Series 1998-C2-F	6.75%	#^	11/15/2030	241,013

	Credit Suisse Mortgage Capital Certificates,
51,221,320	Series 2006-C5-AM	5.34%		12/15/2039	51,234,084
5,164,000	Series 2007-C2-AM	5.62%	#	01/15/2049	5,221,644
53,214,000	Series 2007-C4-A1AM	6.13%	#	09/15/2039	54,678,002
10,520,870	Series 2007-C5-A4	5.70%	#	09/15/2040	10,764,374
16,900,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	17,037,331
8,800,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	8,831,662
5,150,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	5,161,196
10,000,000	Series 2010-RR5-2B	5.34%	#^	12/16/2043	10,029,745
150,822,000	Series 2014-USA-X1	0.70%	#^ I/O	09/15/2037	6,179,343

	CSAIL Commercial Mortgage Trust,
4,606,000	Series 2015-C1-C	4.44%	#	04/15/2050	4,807,566
13,360,000	Series 2015-C2-AS	3.85%		06/15/2057	14,389,006
22,320,000	Series 2015-C3-C	4.51%	#	08/15/2048	23,131,470
9,759,000	Series 2015-C4-C	4.74%	#	11/15/2048	10,030,517
320,479,942	Series 2015-C4-XA	1.10%	# I/O	11/15/2048	19,896,292

	DBRR Trust,
14,554,963	Series 2011-C32-A3B	5.89%	#^	06/17/2049	14,720,901

	DBUBS Mortgage Trust,
122,855,473	Series 2011-LC2A-XA	1.33%	#^ I/O	07/10/2044	4,822,348

	Deutsche Bank Commercial Mortgage Trust,
125,422,094	Series 2016-C1-XA	1.66%	# I/O	05/10/2049	13,503,545

	GE Commercial Mortgage Corporation Trust,
11,417,000	Series 2007-C1-AM	5.61%	#	12/10/2049	11,319,162

	Greenwich Capital Commercial Funding Corporation,
5,580,183	Series 2006-GG7-AM	5.95%	#	07/10/2038	5,574,609
38,266,000	Series 2007-GG11-AJ	6.24%	#	12/10/2049	38,308,705
20,167,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	20,819,415
70,224,500	Series 2007-GG9-AM	5.48%		03/10/2039	70,809,632
50,775,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	51,161,073

	GS Mortgage Securities Corporation,
4,674,014	Series 2006-GG6-XC	0.00%	#^ I/O	04/10/2038	47
16,034,869	Series 2006-GG8-AM	5.59%		11/10/2039	16,028,250
20,615,230	Series 2007-GG10-A4	5.99%	#	08/10/2045	20,951,512
20,483,776	Series 2011-GC3-X	0.84%	#^ I/O	03/10/2044	494,499
100,267,165	Series 2012-GC6-XA	2.18%	#^ I/O	01/10/2045	8,363,224
27,568,926	Series 2013-GC10-XA	1.75%	# I/O	02/10/2046	2,097,877
42,818,726	Series 2014-GC20-XA	1.33%	# I/O	04/10/2047	2,559,297
60,850,000	Series 2014-GC26-A5	3.63%		11/10/2047	66,158,286
35,000,000	Series 2015-GC28-A5	3.40%		02/10/2048	37,463,275

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation, (Cont.)
289,589,335	Series 2015-GC28-XA	1.30%	# I/O	02/10/2048	18,330,165
253,677,148	Series 2015-GC32-XA	1.04%	# I/O	07/10/2048	13,667,516
175,431,625	Series 2015-GC34-XA	1.53%	# I/O	10/10/2048	15,908,403
69,500,047	Series 2015-GS1-XA	0.99%	# I/O	11/10/2048	4,141,946
55,882,597	Series 2016-GS2-XA	1.82%	# I/O	05/10/2049	6,448,433

	GS Mortgage Securities Trust,
361,333,000	Series 2016-GS3-XA	1.29%	# I/O	10/10/2049	33,035,845

	JP Morgan Chase Commercial Mortgage Securities Corporation,
2,208,508	Series 2004-CBX-X1	0.63%	#^ I/O	01/12/2037	50,935
99,317	Series 2004-LN2-A2	5.12%		07/15/2041	99,308
7,151,512	Series 2005-CIBC12-AJ	4.99%	#	09/12/2037	7,149,559
6,095,602	Series 2005-LDP4-X1	0.27%	#^ I/O	10/15/2042	3,527
837,683	Series 2006-LDP7-AM	6.12%	#	04/17/2045	836,488
16,509,047	Series 2006-LDP8-X	0.68%	# I/O	05/15/2045	145
49,615,685	Series 2006-LDP9-AM	5.37%		05/15/2047	49,772,173
13,098,000	Series 2007-C1-AM	6.19%	#	02/15/2051	13,225,924
1,090,178	Series 2007-C1-ASB	5.86%		02/15/2051	1,096,740
24,000,000	Series 2007- CB18-AMFX	5.40%		06/12/2047	24,220,795
121,335,233	Series 2007-CB18-X	0.44%	# I/O	06/12/2047	167,819
35,539,000	Series 2007-CB20-AJ	6.29%	#	02/12/2051	35,555,252
24,769,000	Series 2007-CB20-AM	6.09%	#	02/12/2051	25,659,024
968,779,417	Series 2007-CB20-X1	0.45%	#^ I/O	02/12/2051	2,249,506
24,600,399	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	24,832,546
108,977,691	Series 2007-CIBC19-AM	5.88%	#	02/12/2049	110,877,216
51,440,330	Series 2007-LD12-AM	6.21%	#	02/15/2051	52,869,065
11,336,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	11,362,827
208,179,709	Series 2012-C6-XA	2.00%	# I/O	05/15/2045	13,160,996
431,332,909	Series 2012-C8-XA	2.17%	# I/O	10/15/2045	31,159,274
136,302,545	Series 2012-CBX-XA	1.84%	# I/O	06/15/2045	8,473,384
5,425,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	5,604,538
6,725,000	Series 2014-INN-C	2.22%	#^	06/15/2029	6,622,670
7,250,000	Series 2014-INN-D	2.87%	#^	06/15/2029	7,108,945
24,200,000	Series 2014-PHH-D	2.92%	#^	08/15/2027	24,059,647
14,406,000	Series 2014-PHH-E	3.82%	#^	08/15/2027	14,315,327
7,595,000	Series 2015-CSMO-C	2.77%	#^	01/15/2032	7,584,389
80,532,589	Series 2015-JP1-XA	1.31%	# I/O	01/15/2049	5,108,528

	JP Morgan Chase Commercial Mortgage Securities Trust,
39,057,000	Series 2007-LD11-AM	5.94%	#	06/15/2049	39,339,312
17,788,786	Series 2008-C2-A4	6.07%		02/12/2051	18,254,578

	JPMBB Commercial Mortgage Securities Trust,
105,425,109	Series 2014-C18-XA	1.25%	# I/O	02/15/2047	5,298,740
3,396,000	Series 2014-C21-C	4.82%	#	08/15/2047	3,549,284
57,924,018	Series 2014-C22-XA	1.11%	# I/O	09/15/2047	3,228,609
221,594,614	Series 2014-C25-XA	1.15%	# I/O	11/15/2047	12,465,096
32,031,000	Series 2014-C26-A4	3.49%		01/15/2048	34,531,609
6,499,000	Series 2014-C26-C	4.57%	#	01/15/2048	6,687,815
256,491,887	Series 2014-C26-XA	1.32%	# I/O	01/15/2048	15,220,639
14,055,000	Series 2015-C27-C	4.48%	#	02/15/2048	13,308,951
10,425,000	Series 2015-C27-D	3.98%	#^	02/15/2048	7,934,800
58,968,149	Series 2015-C27-XA	1.52%	# I/O	02/15/2048	4,349,337
44,580,362	Series 2015-C28-XA	1.34%	# I/O	10/15/2048	2,851,235
64,694,341	Series 2015-C29-XA	1.09%	# I/O	05/15/2048	2,820,570
6,762,000	Series 2015-C30-B	4.46%	#	07/15/2048	6,829,097
173,845,993	Series 2015-C30-XA	0.86%	# I/O	07/15/2048	6,657,380
27,395,000	Series 2015-C32-C	4.82%	#	11/15/2048	26,254,195
100,648,017	Series 2015-C32-XA	1.66%	# I/O	11/15/2048	7,559,481
17,630,000	Series 2015-C33-C	4.77%	#	12/15/2048	18,559,806
32,345,000	Series 2016-C1-C	4.90%	#	03/15/2049	34,423,364
149,710,250	Series 2016-C2-XA	1.87%	# I/O	06/15/2049	16,234,190

	LB Commercial Mortgage Trust,
3,688,000	Series 2007-C3-AM	6.11%	#	07/15/2044	3,769,982
23,169,000	Series 2007-C3-AMB	5.19%		07/15/2044	23,617,554
7,550,000	Series 2007-C3-AMFL	6.11%	#^	07/15/2044	7,727,005

	LB-UBS Commercial Mortgage Trust,
86,436	Series 2006-C4-AJ	6.08%	#	06/15/2038	86,637
33,547,985	Series 2006-C7-XCL	0.90%	#^ I/O	11/15/2038	58,803
63,149,000	Series 2007-C1-AJ	5.48%		02/15/2040	63,307,125
38,308,952	Series 2007-C1-AM	5.46%		02/15/2040	38,609,482
86,373,000	Series 2007-C2-AM	5.49%	#	02/15/2040	87,768,710
30,621,195	Series 2007-C7-A3	5.87%	#	09/15/2045	31,727,172
28,975,000	Series 2007-C7-AJ	6.45%	#	09/15/2045	29,178,851

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Mortgage Investors Trust,
109,261,524	Series 1998-C1-IO	0.58%	# I/O	11/15/2026	1,276,481

	Merrill Lynch Mortgage Trust,
1,940,478	Series 2006-C1-AJ	5.79%	#	05/12/2039	1,939,615
481,141	Series 2006-C2-AJ	5.80%	#	08/12/2043	480,929
56,203,000	Series 2007-C1-AM	6.01%	#	06/12/2050	54,408,213

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
2,137,466	Series 2006-4-AM	5.20%		12/12/2049	2,136,429
42,850,000	Series 2007-5-AM	5.42%		08/12/2048	43,213,334

	ML-CFC Commercial Mortgage Trust,
24,024,007	Series 2007-9-A4	5.70%		09/12/2049	24,763,427

	Morgan Stanley Bank of America Merrill Lynch Trust,
210,548,278	Series 2013-C12-XA	1.10%	# I/O	10/15/2046	7,743,271
41,081,617	Series 2013-C7-XA	1.70%	# I/O	02/15/2046	2,637,300
11,700,000	Series 2014-C18-C	4.64%	#	10/15/2047	12,325,875
45,025,000	Series 2014-C19-A4	3.53%		12/15/2047	48,936,637
37,950,000	Series 2014-C19-C	4.00%		12/15/2047	36,640,888
56,050,000	Series 2015-C20-A4	3.25%		02/15/2048	59,766,188
20,087,700	Series 2015-C20-B	4.16%		02/15/2048	21,471,140
6,457,500	Series 2015-C20-C	4.61%	#	02/15/2048	6,291,951
248,026,135	Series 2015-C20-XA	1.56%	# I/O	02/15/2048	19,881,353
10,616,000	Series 2015-C23-C	4.27%	#	07/15/2050	10,654,400
8,460,000	Series 2015-C25-C	4.68%	#	10/15/2048	8,915,314
19,422,000	Series 2015-C27-C	4.69%	#	12/15/2047	19,699,185
1,517,000	Series 2015-C27-D	3.24%	#^	12/15/2047	984,787
176,288,010	Series 2016-C28-XA	1.45%	# I/O	01/15/2049	15,235,920

	Morgan Stanley Capital, Inc.,
74,838,064	Series 2006-HQ10-X1	0.70%	#^ I/O	11/12/2041	6,114
3,717,677	Series 2006-HQ8-AJ	5.59%	#	03/12/2044	3,735,909
321,572	Series 2006-HQ9-AJ	5.79%	#	07/12/2044	321,382
45,421,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	44,837,313
4,372,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,406,943
2,575,000	Series 2014-CPT-E	3.56%	#^	07/13/2029	2,604,436
2,325,000	Series 2014-CPT-F	3.56%	#^	07/13/2029	2,294,969
12,400,000	Series 2014-MP-D	3.82%	#^	08/11/2029	12,551,858
11,000,000	Series 2014-MP-E	3.82%	#^	08/11/2029	10,999,194
28,158,543	Series 2015-UBS8-XA	1.13%	# I/O	12/15/2048	1,881,700

	Morgan Stanley Re-Remic Trust,
12,529,000	Series 2009-GG10-A4B	5.99%	#^	08/12/2045	12,684,089
33,028,000	Series 2010-GG10-A4B	5.99%	#^	08/15/2045	33,490,484
43,607,526	Series 2013-AJ-AJA	0.50%	^	12/17/2049	43,147,816

	TIAA Seasoned Commercial Mortgage Trust,
3,539,530	Series 2007-C4-AJ	5.48%	#	08/15/2039	3,574,135

	UBS-Barclays Commercial Mortgage Trust,
102,026,211	Series 2012-C3-XA	2.22%	#^ I/O	08/10/2049	8,394,951

	Velocity Commercial Capital Loan Trust,
36,329,005	Series 2016-1-AFX	3.53%	#^	04/25/2046	36,088,189

	Wachovia Bank Commercial Mortgage Trust,
8,792,875	Series 2006-C27-AJ	5.83%	#	07/15/2045	8,825,617
81,526,401	Series 2006-C28-AJ	5.63%	#	10/15/2048	81,291,532
19,500,000	Series 2006-C28-AM	5.60%	#	10/15/2048	19,480,213
10,000,000	Series 2007-30-AMFL	0.73%	#^	12/15/2043	9,777,302
75,061,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	75,213,944
19,285,000	Series 2007-C30-AM	5.38%		12/15/2043	19,459,444
5,000,000	Series 2007-C31-AM	5.59%	#	04/15/2047	5,067,742
21,375,000	Series 2007-C32-A3	5.89%	#	06/15/2049	21,729,996
8,565,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	8,707,062
50,726,700	Series 2007-C33-AJ	6.16%	#	02/15/2051	50,856,915
12,989,316	Series 2007-C33-AM	6.16%	#	02/15/2051	13,260,517

	Waterfall Commercial Mortgage Trust,
154,917,443	Series 2015-SBC5-A	4.10%	#^	09/14/2022	153,601,403

	Wells Fargo Commercial Mortgage Trust,
38,265,000	Series 2014-LC18-A5	3.41%		12/15/2047	40,867,326
4,346,710	Series 2014-LC18-B	3.96%		12/15/2047	4,673,907
30,000,000	Series 2015-C26-A4	3.17%		02/15/2048	31,447,617
11,460,000	Series 2015-C26-C	4.07%	#	02/15/2048	11,370,950
446,697,057	Series 2015-C26-XA	1.45%	# I/O	02/15/2048	36,114,474
28,000,000	Series 2015-C27-A5	3.45%		02/15/2048	30,039,610
265,793,818	Series 2015-C27-XA	1.14%	# I/O	02/15/2048	16,332,791

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Commercial Mortgage Trust, (Cont.)
9,701,000	Series 2015-C31-C	4.77%	#	11/15/2048	10,164,116
144,657,803	Series 2015-C31-XA	1.27%	# I/O	11/15/2048	10,781,346
278,614,628	Series 2015-LC20-XA	1.54%	# I/O	04/15/2050	22,353,363
12,000,000	Series 2015-LC22-C	4.69%	#	09/15/2058	12,511,966
1,794,000	Series 2015-NXS4-C	4.76%	#	12/15/2048	1,880,657
5,405,000	Series 2015-P2-A4	3.81%		12/15/2048	5,985,317
131,138,674	Series 2015-P2-XA	1.17%	# I/O	12/15/2048	8,835,403
11,469,000	Series 2016-C32-C	4.88%	#	01/15/2059	11,273,629
8,676,000	Series 2016-C-C34	5.20%	#	06/15/2049	9,189,815

	WF-RBS Commercial Mortgage Trust,
66,577,253	Series 2011-C4-XA	0.60%	#^ I/O	06/15/2044	1,091,228
97,189,435	Series 2012-C6-XA	2.41%	#^ I/O	04/15/2045	8,117,213
113,879,916	Series 2012-C8-XA	2.26%	#^ I/O	08/15/2045	8,825,933
50,795,076	Series 2012-C9-XA	2.28%	#^ I/O	11/15/2045	4,226,105
164,859,384	Series 2013-C18-XA	1.08%	# I/O	12/15/2046	6,880,588
184,237,264	Series 2014-C19-XA	1.41%	# I/O	03/15/2047	11,287,407
65,212,690	Series 2014-C24-XA	1.12%	# I/O	11/15/2047	3,634,179
55,000,000	Series 2014-C25-A5	3.63%		11/15/2047	59,631,462
8,000,000	Series 2014-C25-C	4.47%	#	11/15/2047	8,454,050
203,524,050	Series 2014-C25-XA	1.09%	# I/O	11/15/2047	11,179,617
140,725,193	Series 2016-NXS6-XA	1.81%	# I/O	11/15/2049	15,632,036

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,733,741,727)				4,622,376,256

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 20.5%

	Acacia Ltd.,
27,955,947	Series 2004-5A-A	1.17%	#^	11/08/2039	25,663,560

	Accredited Mortgage Loan Trust,
10,000,000	Series 2005-4-MI	0.93%	#	12/25/2035	8,678,747
103,157,000	Series 2006-2-A4	0.79%	#	09/25/2036	91,251,310

	Adjustable Rate Mortgage Trust,
6,787,226	Series 2005-10-3A31	2.91%	#	01/25/2036	5,997,759
51,792,376	Series 2005-11-4A1	2.95%	#	02/25/2036	36,843,548
6,200,000	Series 2005-2-6M2	1.51%	#	06/25/2035	5,705,507
3,952,928	Series 2005-7-3A1	3.54%	#	10/25/2035	3,480,685
27,607,071	Series 2006-1-2A1	3.38%	#	03/25/2036	20,306,848
23,925,594	Series 2006-2-3A1	3.24%	#	05/25/2036	21,375,607
20,017,174	Series 2006-2-5A1	4.07%	#	05/25/2036	13,691,375
23,750,272	Series 2007-1-3A1	3.45%	#	03/25/2037	19,991,682
3,805,436	Series 2007-3-1A1	3.97%	#^	11/25/2037	3,212,605

	Aegis Asset Backed Securities Trust,
389,798	Series 2003-2-M2	3.08%	#	11/25/2033	368,611
1,897,033	Series 2004-1-M2	2.56%	#	04/25/2034	1,723,214
617,792	Series 2004-2-M2	2.48%	#	06/25/2034	482,439
17,641,673	Series 2004-6-M2	1.53%	#	03/25/2035	16,466,231

	Agate Bay Mortgage Trust,
62,541,101	Series 2015-6-A3	3.50%	#^	09/25/2045	64,263,071

	Ajax Master Trust,
94,409,739	Series 2016-1-PC	3.35%	#^¥	01/01/2057	83,673,860
95,235,039	Series 2016-2-PC	3.10%	#^¥	10/25/2056	74,654,747

	Ajax Mortgage Loan Trust,
31,414,863	Series 2015-C-A	3.88%	#^	03/25/2057	30,949,462
58,977,002	Series 2016-A-A	4.25%	#^	08/25/2064	58,928,800

	American General Mortgage Loan Trust,
5,588,491	Series 2010-1-A4	5.65%	#^	03/25/2058	5,627,387

	American Home Mortgage Investment Trust,
2,547,315	Series 2005-1-7A2	3.23%	#	06/25/2045	2,546,921
9,852,342	Series 2005-4-3A1	0.83%	#	11/25/2045	7,776,700
34,453,006	Series 2005-4-5A	2.99%	#	11/25/2045	26,283,196
2,404,922	Series 2006-2-3A4	6.60%	#	06/25/2036	1,118,275
8,669,579	Series 2007-A-13A1	6.60%	#^	01/25/2037	4,950,276

	Ameriquest Mortgage Securities, Inc.,
16,500,000	Series 2004-R8-M2	1.55%	#	09/25/2034	15,376,007

	Amortizing Residential Collateral Trust,
12,421,896	Series 2002-BC7-M1	1.73%	#	10/25/2032	9,334,720

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	23

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Argent Securities, Inc.,
193,946	Series 2004-W6-M1	1.35%	#	05/25/2034	186,936

	Asset Backed Securities Corporation Home Equity Loan Trust,
3,961,161	Series 2003-HE6-M1	1.50%	#	11/25/2033	3,819,095
811,017	Series 2004-HE3-M2	2.21%	#	06/25/2034	740,368

	Banc of America Alternative Loan Trust,
8,871,024	Series 2004-8-1CB1	6.00%		09/25/2034	8,476,897
20,755,941	Series 2005-10-2CB1	6.00%		11/25/2035	19,803,885
3,613,855	Series 2005-10-4A1	5.75%		11/25/2035	3,381,938
10,997,605	Series 2005-11-2CB1	6.00%		12/25/2035	10,536,750
3,849,317	Series 2005-5-2CB1	6.00%		06/25/2035	3,795,183
5,898,482	Series 2005-6-2CB2	6.00%		07/25/2035	5,628,987
3,498,777	Series 2005-6-4CB1	6.50%		07/25/2035	3,340,749
2,288,998	Series 2005-8-2CB1	6.00%		09/25/2035	2,261,967
10,474,968	Series 2006-1-3CB1	6.50%		02/25/2036	9,983,173
6,122,023	Series 2006-2-1CB1	6.00%		03/25/2036	5,992,983
8,507,721	Series 2006-2-3CB1	6.50%		03/25/2036	7,478,628
6,285,692	Series 2006-3-4CB1	6.50%		04/25/2036	5,638,749
1,840,265	Series 2006-5-CB14	6.00%	#	06/25/2046	1,642,466
3,775,530	Series 2006-6-CB3	6.00%		07/25/2046	3,332,886
14,952,592	Series 2006-7-A4	6.00%	#	10/25/2036	9,452,792
5,514,857	Series 2006-8-1A1	5.97%	# I/F I/O	11/25/2036	985,552
1,965,463	Series 2006-8-1A2	0.98%	#	11/25/2036	1,196,263
9,397,034	Series 2006-9-1CB1	6.00%		01/25/2037	7,974,822
1,463,377	Series 2007-2-2A1	6.00%		06/25/2037	1,246,673

	Banc of America Funding Corporation,
9,479,739	Series 2006-2-3A1	6.00%		03/25/2036	9,808,306
286,197	Series 2006-2-4A1	21.22%	# I/F	03/25/2036	407,488
1,237,990	Series 2006-2-6A2	5.50%		03/25/2036	1,229,230
7,039,895	Series 2006-3-1A1	6.00%		03/25/2036	6,644,876
1,195,262	Series 2006-3-6A1	6.22%	#	03/25/2036	1,207,041
8,477,795	Series 2006-6-1A7	6.25%		08/25/2036	8,333,862
2,387,113	Series 2006-7-T2A5	6.04%	#	10/25/2036	2,016,175
11,251,184	Series 2006-7-T2A8	5.91%	#	10/25/2036	9,460,375
2,232,560	Series 2006-8T2-A8	6.10%	#	10/25/2036	1,966,247
1,033,789	Series 2006-B-7A1	3.82%	#	03/20/2036	928,655
13,200,314	Series 2006-D-6A1	3.13%	#	05/20/2036	11,598,930
977,756	Series 2006-G-2A1	0.75%	#	07/20/2036	925,290
512,326	Series 2006-H-3A1	3.16%	#	09/20/2046	412,257
1,551,500	Series 2007-1-TA10	5.84%	#	01/25/2037	1,335,871
2,148,338	Series 2007-3-TA1B	5.83%	#	04/25/2037	1,897,662
3,431,130	Series 2007-5-1A1	5.50%		07/25/2037	2,856,860
3,808,627	Series 2009-R14-3A	14.91%	#^ I/F	06/26/2035	4,505,238
5,618,275	Series 2009-R15A-4A2	5.75%	^	12/26/2036	5,366,806
2,047,400	Series 2010-R1-3A	13.47%	#^ I/F	07/26/2036	2,170,128
126,621	Series 2012-R5-A	0.78%	#^	10/03/2039	126,626

	Banc of America Mortgage Securities, Inc.,
1,193,785	Series 2004-K-4A1	2.76%	#	12/25/2034	1,164,830
4,995,947	Series 2006-1-A9	6.00%		05/25/2036	4,467,552
578,438	Series 2007-1-2A5	5.75%		01/25/2037	506,618

	Bayview Opportunity Master Fund Trust,
3,288,914	Series 2014-15RP-A	3.72%	#^	10/28/2019	3,290,471
35,560,294	Series 2016-1-A1	4.35%	#^	01/28/2031	35,567,313
36,662,325	Series 2016-A-A	4.46%	#^	01/28/2036	36,691,325
69,580,879	Series 2016-B-A	4.25%	#^	03/28/2036	70,153,467
46,000,000	Series 2016-RN3-A1	3.60%	#^	09/28/2031	46,000,000
24,809,103	Series 2016-RPL4-A1	3.47%	#^	07/28/2018	24,876,427

	BCAP LLC Trust,
4,169,529	Series 2007-AA2-2A7	6.00%		04/25/2037	3,683,317
4,514,078	Series 2007-AA2-2A8	5.75%		04/25/2037	3,936,555
13,765,618	Series 2008-RR3-A1B	6.66%	#^	10/25/2036	10,080,423
4,980,262	Series 2009-RR13-18A2	5.75%	#^	07/26/2037	4,367,594
15,838,747	Series 2009-RR1-3A3	6.00%	#^	08/26/2037	15,520,878
6,919,678	Series 2009-RR4-4A2	5.75%	^	02/26/2036	5,518,796
5,694,597	Series 2010-RR10-5A1	7.00%	#^	04/27/2037	6,109,982
9,959,966	Series 2010-RR12-3A15	6.16%	#^	08/26/2037	10,185,212
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,397,669
1,840,826	Series 2011-RR12-2A5	2.60%	#^	12/26/2036	1,828,116
1,544,805	Series 2012-RR1-3A3	3.50%	#^	10/26/2035	1,543,337

	Bear Stearns Adjustable Rate Mortgage Trust,
8,810,816	Series 2005-12-13A1	3.32%	#	02/25/2036	8,423,710

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Adjustable Rate Mortgage Trust, (Cont.)
9,513,606	Series 2006-4-4A1	3.93%	#	10/25/2046	8,433,062
11,502,609	Series 2007-1-2A1	2.94%	#	02/25/2047	9,608,576
6,583,914	Series 2007-1-3A1	2.97%	#	02/25/2047	5,485,431

	Bear Stearns Alt-A Trust,
4,073,571	Series 2004-11-2A3	2.96%	#	11/25/2034	4,011,602
30,014,571	Series 2006-3-21A1	2.85%	#	05/25/2036	22,811,554
15,286,612	Series 2006-6-2A1	3.47%	#	11/25/2036	12,788,324

	Bear Stearns Asset Backed Securities Trust,
8,904,140	Series 2004-AC4-A2	6.00%	#	08/25/2034	8,997,869
24,367,274	Series 2005-AC2-1A	5.75%	#	04/25/2035	24,400,492
7,973,927	Series 2005-AC2-2A1	5.75%	#	04/25/2035	8,144,004
12,446,487	Series 2005-AC7-A4	6.00%	#	10/25/2035	12,057,284
16,051,478	Series 2006-AC1-1A1	6.25%	#	02/25/2036	12,297,545
9,496,412	Series 2006-AC5-A1	6.25%	#	12/25/2036	9,134,920
1,995,824	Series 2007-SD1-1A2A	6.00%		10/25/2036	1,516,834
1,482,943	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,150,289
4,877,290	Series 2007-SD1-23A1	2.74%	#	10/25/2036	3,969,712

	Bear Stearns Mortgage Funding Trust,
22,649,911	Series 2006-AR3-2A1	0.73%	#	11/25/2036	19,335,937

	Belle Haven Ltd.,
1,093,926,409	Series 2006-1A-A1	0.91%	#^	07/05/2046	36,099,571

	CAM Mortgage Trust,
28,500,000	Series 2016-2-A1	3.25%	#^	06/15/2057	28,522,800

	Centex Home Equity,
2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,766,670

	Chase Funding Mortgage Loan Asset-Backed Certificates,
1,807,960	Series 2003-4-2M1	1.43%	#	03/25/2033	1,747,809

	Chase Mortgage Finance Trust,
11,307,051	Series 2005-A1-2A4	2.72%	#	12/25/2035	10,417,583
15,708,327	Series 2006-S2-1A9	6.25%		10/25/2036	13,237,781
8,666,923	Series 2006-S3-1A2	6.00%		11/25/2036	7,158,954
23,429,006	Series 2006-S4-A8	6.00%		12/25/2036	18,710,203
10,002,795	Series 2007-A2-6A4	3.00%	#	07/25/2037	8,891,130
4,486,003	Series 2007-S3-1A5	6.00%		05/25/2037	3,616,698
2,239,273	Series 2007-S3-2A1	5.50%		05/25/2037	1,773,443
4,424,204	Series 2007-S5-1A18	6.00%		07/25/2037	3,714,182

	ChaseFlex Trust,
7,938,281	Series 2005-1-3A1	6.00%		02/25/2035	7,952,157
2,309,351	Series 2006-1-A5	4.69%	#	06/25/2036	2,236,567
6,792,199	Series 2006-2-A2B	0.72%	#	09/25/2036	5,358,175
5,978,025	Series 2007-1-1A1	6.50%		02/25/2037	4,214,970
13,939,944	Series 2007-M1-2F4	4.35%	#	08/25/2037	11,628,103
14,498,780	Series 2007-M1-2F5	4.35%	#	08/25/2037	12,093,092

	CHL Mortgage Pass-Through Trust,
24,429,079	Series 2007-HYB1-2A1	2.81%	#	03/25/2037	20,989,814

	CIM Trust,
65,959,595	Series 2016-1RR-B2	12.32%	#^	07/26/2055	58,451,546
75,440,246	Series 2016-2RR-B2	13.12%	#^	02/27/2056	67,608,236
73,074,681	Series 2016-3RR-B2	13.56%	#^	02/27/2056	65,670,162

	Citicorp Mortgage Securities, Inc.,
10,356,487	Series 2005-1-1A4	5.50%		02/25/2035	10,569,039
2,125,759	Series 2006-7-1A1	6.00%		12/25/2036	1,946,587

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	5.79%	#	09/25/2036	6,833,011
40,245,515	Series 2007-1-A4	5.75%	#	03/25/2037	42,138,825

	Citigroup Mortgage Loan Trust, Inc.,
3,153,756	Series 2005-5-2A2	5.75%		08/25/2035	2,495,933
1,633,501	Series 2005-9-21A1	5.50%		11/25/2035	1,462,534
4,986,691	Series 2006-4-2A1A	6.00%		12/25/2035	4,667,965
67,410,263	Series 2006-AMC1-A1	0.67%	#^	09/25/2036	59,853,930
4,899,040	Series 2006-FX1-A6	5.85%	#	10/25/2036	4,048,447
2,585,509	Series 2006-WF1-A2D	5.21%	#	03/25/2036	1,892,812
15,703,929	Series 2006-WF2-A2D	6.16%	#	05/25/2036	9,944,078
7,580,000	Series 2006-WFH3-M1	0.82%	#	10/25/2036	6,929,326
7,300,333	Series 2007-10-1A1A	5.61%	#	04/25/2037	7,467,702
1,099,866	Series 2007-12-2A1	6.50%	^	10/25/2036	821,423
329,168	Series 2007-2-2A	6.00%		11/25/2036	357,021

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, Inc., (Cont.)
32,219,936	Series 2007-9-1A1	5.75%	^	04/25/2047	25,611,285
1,701,038	Series 2007-9-2A2	6.50%	^	05/25/2037	1,637,590
104,867,401	Series 2007-AMC2-A1	0.67%	#^	01/25/2037	84,040,536
6,529,311	Series 2007- OPX1-A3A	5.97%	#	01/25/2037	4,770,881
14,392,951	Series 2007- OXP1-A5A	5.76%	#	01/25/2037	10,517,953
37,281,868	Series 2007-WFH3-A2	0.69%	#	06/25/2037	36,000,189
20,000,000	Series 2008-AR4-1A1B	2.99%	#^	11/25/2038	19,397,604
242,211	Series 2010-12-3A1	4.00%	^	04/25/2037	242,390
63,810	Series 2010-2-5A1	5.50%	#^	12/25/2035	63,818
11,500,894	Series 2010-7-9A4	6.00%	#^	10/25/2037	10,499,416
175,924,385	Series 2010-8-5A4	6.29%	#^	11/25/2036	164,940,053
1,439,658	Series 2010-8-5A6	4.00%	^	11/25/2036	1,439,717
139,631,033	Series 2010-8-6A4	6.30%	#^	12/25/2036	130,207,446
930,730	Series 2010-8-76I2	1.00%	^ I/O	06/25/2037	168
126,822,333	Series 2010-8-7A4	6.06%	#^	06/25/2037	119,687,347
772,153	Series 2011-12-3A1	3.03%	#^	09/25/2047	770,487
44,502,024	Series 2014-J2-A1	3.50%	#^	11/25/2044	45,681,007

	CitiMortgage Alternative Loan Trust,
6,071,984	Series 2006-A2-A2	6.00%		05/25/2036	5,304,352
5,710,881	Series 2006-A3-1A13	6.00%		07/25/2036	5,143,315
4,147,954	Series 2006-A4-1A8	6.00%		09/25/2036	3,700,328
1,453,478	Series 2006-A5-2A1	5.50%		10/25/2021	1,461,669
4,283,804	Series 2006-A5-3A3	6.00%		10/25/2036	3,545,176
7,103,477	Series 2007-A1-1A5	6.00%		01/25/2037	6,156,151
3,463,415	Series 2007-A1-1A7	6.00%		01/25/2037	3,001,531
8,861,592	Series 2007-A1-1A9	4.87%	# I/F I/O	01/25/2037	1,547,020
7,481,248	Series 2007-A3-1A1	6.00%	#	03/25/2037	6,608,015
17,216,748	Series 2007-A3-1A3	4.87%	# I/F I/O	03/25/2037	3,006,855
6,746,874	Series 2007-A3-1A4	5.75%		03/25/2037	5,869,507
12,114,712	Series 2007-A4-1A3	0.86%	#	04/25/2037	8,622,315
12,114,712	Series 2007-A4-1A4	6.14%	# I/F I/O	04/25/2037	2,814,377
1,747,216	Series 2007-A5-1A11	6.00%		05/25/2037	1,636,835
23,035,773	Series 2007-A5-1A8	6.00%		05/25/2037	21,580,472
811,714	Series 2007-A8-A1	6.00%		10/25/2037	737,458

	COLT Funding LLC,
19,431,012	Series 2015-1-A1F	4.00%	#^	12/26/2045	19,403,880

	Countrywide Alternative Loan Trust,
35,485,265	Series 2004-36CB-1A1	6.00%		02/25/2035	33,146,290
8,643,119	Series 2005-13CB-A3	5.50%		05/25/2035	8,274,561
6,616,736	Series 2005-20CB-2A1	1.03%	#	07/25/2035	5,141,237
13,509,168	Series 2005-20CB-2A2	4.47%	# I/F I/O	07/25/2035	2,074,345
1,128,817	Series 2005-20CB-4A1	5.25%		07/25/2020	1,106,207
4,920,538	Series 2005-26CB-A11	12.10%	# I/F	07/25/2035	5,518,266
6,762,354	Series 2005-28CB-1A2	1.28%	#	08/25/2035	5,499,812
2,320,466	Series 2005-28CB-3A6	6.00%		08/25/2035	1,758,108
3,413,362	Series 2005-46CB-A20	5.50%		10/25/2035	3,208,473
10,377,862	Series 2005-48T1-A2	5.50%		11/25/2035	9,147,050
4,310,997	Series 2005-54CB-3A4	5.50%		11/25/2035	3,810,799
40,276,829	Series 2005-57CB-1A1	5.50%		12/25/2035	36,750,822
837,395	Series 2005-60T1-A7	32.08%	# I/F	12/25/2035	1,358,621
1,272,639	Series 2005- 64CB-1A14	5.50%		12/25/2035	1,193,931
18,470,768	Series 2005-64CB-1A4	5.50%		12/25/2035	17,328,416
3,057,500	Series 2005-73CB-1A5	1.33%	#	01/25/2036	2,510,600
7,692,037	Series 2005-73CB-1A6	4.17%	# I/F I/O	01/25/2036	1,017,208
68,538,327	Series 2005-77T1-1A1	6.00%		02/25/2036	55,287,298
1,695,304	Series 2005-79CB-A5	5.50%		01/25/2036	1,460,229
42,782,269	Series 2005-85CB-1A1	6.00%		02/25/2036	34,170,947
3,871,841	Series 2005-85CB-2A6	19.71%	# I/F	02/25/2036	5,561,823
2,262,511	Series 2005-86CB-A5	5.50%		02/25/2036	1,975,969
4,373,520	Series 2005-J10-1A11	5.50%		10/25/2035	3,937,903
995,311	Series 2005-J10-1A13	1.23%	#	10/25/2035	754,337
466,247	Series 2005-J10-1A15	5.50%		10/25/2035	419,808
1,116,226	Series 2005-J11-1A3	5.50%		11/25/2035	952,062
1,360,732	Series 2005-J11-6A1	6.50%		09/25/2032	1,317,313
1,764,532	Series 2005-J13-2A5	1.01%	#	11/25/2035	1,286,704
3,529,064	Series 2005-J13-2A6	4.49%	# I/F I/O	11/25/2035	550,166
3,891,000	Series 2005-J1-5A3	5.50%		02/25/2035	3,721,512
2,120,695	Series 2005-J1-7A1	5.50%		01/25/2020	2,142,726
1,357,838	Series 2005-J2-1A5	1.03%	#	04/25/2035	1,121,858
4,177,963	Series 2005-J2-1A6	4.47%	# I/F I/O	04/25/2035	586,556
11,509,540	Series 2005-J3-2A8	0.83%	#	05/25/2035	9,158,692
11,509,540	Series 2005-J3-2A9	4.67%	# I/F I/O	05/25/2035	2,009,080
5,455,318	Series 2006-12CB-A3	5.75%	#	05/25/2036	4,091,396

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
2,668,888	Series 2006-15CB-A1	6.50%		06/25/2036	1,956,797
1,818,768	Series 2006-18CB-A12	1.13%	#	07/25/2036	1,120,477
1,818,768	Series 2006-18CB-A13	4.97%	# I/F I/O	07/25/2036	364,428
9,050,093	Series 2006-19CB-A12	0.93%	#	08/25/2036	5,639,149
12,272,469	Series 2006-19CB-A13	5.07%	# I/F I/O	08/25/2036	2,889,622
1,889,291	Series 2006-19CB-A15	6.00%		08/25/2036	1,670,589
3,002,871	Series 2006-24CB-A11	5.75%		06/25/2036	2,561,132
8,789,034	Series 2006-24CB-A14	6.62%	# I/F I/O	06/25/2036	2,754,041
7,047,660	Series 2006-24CB-A22	6.00%		06/25/2036	6,110,770
7,564,257	Series 2006-24CB-A5	1.13%	#	06/25/2036	4,713,908
2,864,845	Series 2006-26CB-A17	6.25%		09/25/2036	2,241,708
3,677,273	Series 2006-26CB-A9	6.50%		09/25/2036	2,933,715
6,021,887	Series 2006-29T1-1A2	6.25%		10/25/2036	5,081,413
944,028	Series 2006-29T1-2A12	42.74%	# I/F	10/25/2036	1,946,546
578,237	Series 2006-29T1-2A23	31.09%	# I/F	10/25/2036	957,830
6,545,821	Series 2006-30T1-1A2	6.25%		11/25/2036	5,809,299
4,537,969	Series 2006-32CB-A1	1.20%	#	11/25/2036	2,926,115
7,569,332	Series 2006-32CB-A2	4.80%	# I/F I/O	11/25/2036	1,768,176
7,413,019	Series 2006-36T2-2A1	6.25%		12/25/2036	4,866,281
2,534,280	Series 2006-39CB-1A10	6.00%		01/25/2037	2,442,398
18,223,460	Series 2006-39CB-2A2	6.02%	# I/F I/O	01/25/2037	6,546,503
6,205,948	Series 2006-39CB-2A4	0.98%	#	01/25/2037	1,232,713
3,710,258	Series 2006-40T1-1A11	6.00%		01/25/2037	3,254,095
6,314,727	Series 2006-40T1-1A4	4.92%	# I/F I/O	01/25/2037	1,197,742
6,595,620	Series 2006-41CB-1A10	6.00%		01/25/2037	5,562,969
6,945,330	Series 2006-41CB-1A9	6.00%		01/25/2037	5,857,926
5,728,645	Series 2006-45T1-1A4	1.13%	#	02/25/2037	2,293,563
5,728,645	Series 2006-45T1-1A5	4.87%	# I/F I/O	02/25/2037	1,050,198
2,043,948	Series 2006-6CB-1A4	5.50%		05/25/2036	1,919,361
12,273,359	Series 2006-J1-1A3	5.50%		02/25/2036	10,531,210
6,049,084	Series 2006-J1-A10	5.50%		02/25/2036	5,190,443
2,221,126	Series 2006-J4-2A2	6.00%		07/25/2036	1,814,458
1,360,193	Series 2007-11T1-A24	36.75%	# I/F	05/25/2037	2,663,894
21,310,491	Series 2007-15CB-A1	6.00%		07/25/2037	19,562,314
14,543,209	Series 2007-16CB-2A1	0.98%	#	08/25/2037	7,976,946
4,211,350	Series 2007-16CB-2A2	50.21%	# I/F	08/25/2037	10,541,370
8,497,471	Series 2007-16CB-4A7	6.00%		08/25/2037	7,998,508
12,776,718	Series 2007-17CB-1A10	27.48%	# I/F	08/25/2037	21,451,879
2,043,380	Series 2007-18CB-2A25	6.00%		08/25/2037	1,859,156
1,208,867	Series 2007-19-1A10	35.85%	# I/F	08/25/2037	2,724,170
17,767,750	Series 2007-19-1A4	6.00%		08/25/2037	14,205,017
40,717,569	Series 2007-19-2A1	6.50%		08/25/2037	26,974,779
6,246,814	Series 2007-21CB-2A2	26.30%	# I/F	09/25/2037	9,859,617
28,495,643	Series 2007-22-2A16	6.50%		09/25/2037	20,876,717
15,624,156	Series 2007-23CB-A3	1.03%	#	09/25/2037	8,394,779
22,173,917	Series 2007-23CB-A4	5.97%	# I/F I/O	09/25/2037	6,490,405
17,106,779	Series 2007-4CB-2A1	7.00%		03/25/2037	5,293,941
8,210,737	Series 2007-5CB-1A18	5.12%	# I/F I/O	04/25/2037	1,789,652
8,210,737	Series 2007-5CB-1A23	1.08%	#	04/25/2037	4,874,364
6,736,089	Series 2007-6-A4	5.75%		04/25/2047	5,641,009
571,650	Series 2007-8CB-A12	37.05%	# I/F	05/25/2037	1,140,848
610,228	Series 2007-8CB-A8	36.93%	# I/F	05/25/2037	1,213,725
850,103	Series 2007-9T1-1A4	1.03%	#	05/25/2037	422,960
850,103	Series 2007-9T1-1A5	4.97%	# I/F I/O	05/25/2037	205,151
23,285,475	Series 2007-9T1-1A6	6.00%		05/25/2037	17,151,001
2,490,824	Series 2007-9T1-2A1	6.00%		05/25/2037	1,854,403
711,018	Series 2007-9T1-3A1	5.50%		05/25/2022	514,406
72,864,635	Series 2007-HY2-1A	2.80%	#	03/25/2047	63,486,002
7,198,017	Series 2007-HY5R-2A1B	2.88%	#	03/25/2047	6,780,293

	Countrywide Asset-Backed Certificates,
3,994,855	Series 2003-BC6-M1	1.35%	#	11/25/2033	3,835,756
1,784,572	Series 2005-13-AF3	4.81%	#	04/25/2036	1,591,015
23,200,000	Series 2005-4-AF5B	4.89%	#	10/25/2035	23,063,890

	Countrywide Home Loans,
708,633	Series 2002-32-2A6	5.00%		01/25/2018	712,557
3,670,514	Series 2003-60-4A1	2.77%	#	02/25/2034	3,650,202
3,877,729	Series 2004-R2-1AF1	0.95%	#^	11/25/2034	3,298,087
3,773,022	Series 2004-R2-1AS	5.75%	#^ I/O	11/25/2034	405,263
8,260,088	Series 2005-20-A5	5.50%		10/25/2035	8,044,779
5,969,592	Series 2005-20-A8	5.25%		10/25/2035	5,888,029
16,195,876	Series 2005-23-A1	5.50%		11/25/2035	14,784,767
4,828,344	Series 2005-24-A8	5.50%		11/25/2035	4,343,499
1,457,359	Series 2005-27-2A1	5.50%		12/25/2035	1,284,468

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	25

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans, (Cont.)
2,530,283	Series 2005-28-A7	5.25%		01/25/2019	2,301,540
29,078,313	Series 2005-HYB1-4A1	2.77%	#	03/25/2035	27,075,852
3,563,499	Series 2005-HYB8-1A1	2.96%	#	12/20/2035	2,791,583
4,933,393	Series 2005-J3-2A4	4.50%		09/25/2035	4,665,806
4,278,932	Series 2005-J4-A5	5.50%		11/25/2035	4,197,071
1,179,414	Series 2005-R1-1AF1	0.89%	#^	03/25/2035	1,052,182
1,157,866	Series 2005-R1-1AS	5.65%	#^ I/O	03/25/2035	166,158
8,258,344	Series 2006-16-2A1	6.50%		11/25/2036	6,988,724
9,444,740	Series 2006-1-A2	6.00%		03/25/2036	8,149,910
3,765,703	Series 2006-20-1A21	6.00%		02/25/2037	3,379,652
2,447,148	Series 2006-J3-A4	5.50%		05/25/2036	2,460,781
9,811,396	Series 2007-10-A7	6.00%		07/25/2037	8,291,227
32,204,166	Series 2007-11-A1	6.00%		08/25/2037	27,473,963
19,562,321	Series 2007-12-A9	5.75%		08/25/2037	17,387,343
8,782,739	Series 2007-13-A1	6.00%		08/25/2037	7,893,436
10,287,330	Series 2007-13-A110	6.00%		08/25/2037	9,245,678
10,187,838	Series 2007-15-1A1	6.25%		09/25/2037	9,491,303
1,123,428	Series 2007-15-1A16	6.25%		09/25/2037	1,046,620
4,980,899	Series 2007-15-1A29	6.25%		09/25/2037	4,651,076
10,494,323	Series 2007-17-1A2	6.00%		10/25/2037	10,129,533
1,309,934	Series 2007-18-1A1	6.00%		11/25/2037	1,186,119
10,570,051	Series 2007-3-A1	6.00%		04/25/2037	9,202,755
4,070,900	Series 2007-3-A12	6.00%		04/25/2037	3,544,306
7,461,855	Series 2007-4-1A39	6.00%		05/25/2037	6,358,895
3,796,109	Series 2007-5-A2	5.75%		05/25/2037	3,469,653
13,820,912	Series 2007-7-A1	6.00%		06/25/2037	12,732,043
4,143,037	Series 2007-7-A2	5.75%		06/25/2037	3,772,609
10,684,854	Series 2007-8-1A4	6.00%		01/25/2038	9,088,515
5,607,372	Series 2007-8-1A5	5.44%		01/25/2038	4,577,336
13,019,138	Series 2007-8-1A9	6.00%	#	01/25/2038	11,044,618
2,311,609	Series 2007-9-A11	5.75%		07/25/2037	2,148,705
16,545,905	Series 2007-HY1-1A1	3.03%	#	04/25/2037	15,087,019
30,578,046	Series 2007-J1-2A1	6.00%		02/25/2037	21,764,499
874,605	Series 2007-J3-A1	1.03%	#	07/25/2037	554,654
4,373,024	Series 2007-J3-A2	4.97%	# I/F I/O	07/25/2037	771,714

	Credit Suisse First Boston Mortgage Backed Trust,
5,429,279	Series 2006-3-A4B	6.11%	#	11/25/2036	2,349,805
3,556,561	Series 2006-4-A6A	5.68%	#	12/25/2036	1,779,457
11,873,820	Series 2007-1-1A1A	5.90%	#	05/25/2037	5,756,893

	Credit Suisse First Boston Mortgage Securities Corporation,
144,749	Series 2004-AR8-2A1	2.98%	#	09/25/2034	142,924
3,370,196	Series 2005-10-5A4	5.50%		11/25/2035	3,138,233
1,000,348	Series 2005-10-5A5	5.50%		11/25/2035	931,497
17,978,057	Series 2005-12-5A1	5.25%		01/25/2036	17,125,458
11,106,423	Series 2005-12-7A1	7.00%		01/25/2036	4,552,196
7,618,253	Series 2005-8-3A10	5.50%		09/25/2035	7,317,915
5,673,498	Series 2005-8-7A1	7.00%		09/25/2035	4,174,431

	Credit Suisse Mortgage Capital Certificates,
3,063,843	Series 2005-1R-2A5	5.75%	^	12/26/2035	2,789,032
22,335,825	Series 2006-1-2A1	6.00%		02/25/2036	16,360,498
3,331,010	Series 2006-2-3A1	6.50%		03/25/2036	2,059,303
3,944,381	Series 2006-2-5A1	1.23%	#	03/25/2036	2,092,497
22,047,274	Series 2006-2-5A2	4.77%	# I/F I/O	03/25/2036	5,061,225
4,592,416	Series 2006-2-5A3	6.25%		03/25/2036	3,566,480
12,428,916	Series 2006-2-5A4	6.00%		03/25/2036	9,447,731
6,729,579	Series 2006-3-4A3	5.50%		04/25/2036	6,255,319
4,068,203	Series 2006-3-4A4	5.50%		04/25/2036	3,791,585
4,905,124	Series 2006-4-1A8	6.00%	#	05/25/2036	4,236,661
22,883,989	Series 2006-4-4A1	7.00%		05/25/2036	9,143,671
16,296,943	Series 2006-4-6A1	6.00%		05/25/2036	13,025,087
14,193,163	Series 2006-6-1A4	6.00%		07/25/2036	10,698,009
11,516,906	Series 2006-6-3A1	7.00%		07/25/2036	3,686,303
400,414	Series 2006-7-3A11	6.00%		08/25/2036	342,232
5,207,865	Series 2006-7-7A5	6.00%		08/25/2036	5,032,487
9,068,555	Series 2006-9-2A1	5.50%		11/25/2036	8,394,447
28,563,826	Series 2006-9-3A1	6.00%		11/25/2036	26,537,874
8,111,752	Series 2006-9-4A1	6.00%		11/25/2036	6,625,342
9,698,901	Series 2006-9-6A14	6.00%		11/25/2036	9,262,524
1,575,911	Series 2006-9-6A15	36.75%	# I/F	11/25/2036	2,968,930
12,183,073	Series 2007-1-1A4	6.13%	#	02/25/2037	6,475,787
11,898,532	Series 2007-1-3A1	6.00%		02/25/2022	9,104,936
7,337,166	Series 2007-1-5A14	6.00%		02/25/2037	6,309,054
113,846	Series 2007-2-2A1	5.00%		03/25/2037	112,259

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
11,791,029	Series 2007-3-2A10	6.00%		04/25/2037	9,560,564
7,111,366	Series 2007-5-2A5	5.00%		08/25/2037	6,559,301
54,463,928	Series 2007-5-3A19	6.00%		08/25/2037	55,944,742
24,546,067	Series 2007-5-3A9	6.00%		08/25/2037	24,073,268
13,079,684	Series 2008-2R-1A1	6.00%	^	07/25/2037	11,987,910
4,165,068	Series 2009-1R-4A2	3.46%	#^	07/20/2035	3,776,760
7,380,286	Series 2010-13R-1A2	5.50%	^	12/26/2035	6,868,087
93,898,000	Series 2010-17R-6A1	2.53%	#^	06/26/2037	90,546,489
28,481,080	Series 2010-2R-4A17	6.00%	#^	03/26/2037	26,091,953
57,269,942	Series 2010-4R-3A17	6.00%	#^	06/26/2037	55,733,814
28,275,844	Series 2010-4R-8A17	6.00%	#^	06/26/2037	27,263,193
6,379,605	Series 2010-6R-2A6A	6.25%	^	07/26/2037	6,525,362
21,392,004	Series 2010-7R-4A17	6.00%	#^	04/26/2037	20,522,847
39,567,297	Series 2010-9R-2A5	4.00%	^	02/27/2038	38,458,752
63,657,718	Series 2013-6-1A1	2.50%	#^	07/25/2028	64,825,481
56,620,378	Series 2013-9R-A1	3.00%	#^	05/27/2043	56,254,310
39,605,978	Series 2013-IVR4-A11	3.49%	#^	07/25/2043	40,635,045
28,017,562	Series 2013-IVR4-A2	3.00%	#^	07/25/2043	28,594,346
64,058,542	Series 2014-CIM1-A3	2.59%	#^	01/25/2058	64,363,832
8,619,454	Series 2014-WIN1-2A4	3.00%	#^	09/25/2044	8,713,561
114,346,679	Series 2015-1-A1	2.50%	#^	01/25/2045	114,811,269
146,336,410	Series 2015-PR2-A1	4.25%	#^	07/26/2055	145,141,793
87,876,102	Series 2015-RPL1-A1	3.63%	#^	02/25/2057	86,769,162
99,396,097	Series 2015-RPL2-A1A	3.75%	#^	11/25/2057	98,172,104
27,357,174	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	27,017,420
36,359,103	Series 2016-PR1-A1	5.13%	#^	07/25/2056	36,202,806

	Credit-Based Asset Servicing and Securitization LLC,
322,169	Series 2005-CB6-A4	3.80%	#	07/25/2035	320,420
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	9,783,684

	CSMLT Trust,
10,055,751	Series 2015-1-A9	3.50%	#^	05/25/2045	10,439,525
54,412,580	Series 2015-2-A7	3.50%	#^	08/25/2045	56,183,144
21,312,994	Series 2015-3-1A2	3.50%	#^	11/25/2045	21,722,560

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
21,574,012	Series 2005-4-A5	5.50%	#	09/25/2035	19,391,781
1,510,473	Series 2005-5-1A6	32.09%	# I/F	11/25/2035	2,299,030
1,492,253	Series 2005-5-2A1	0.73%	#	11/25/2035	778,642
4,503,783	Series 2005-5-2A2	4.77%	# I/F I/O	11/25/2035	902,676
15,389,413	Series 2005-6-2A1	5.50%		12/25/2035	12,983,772
37,293,799	Series 2007-1-1A3A	0.74%	#	08/25/2037	33,451,453
38,166,132	Series 2007-2-2A1	0.83%	#	09/25/2047	30,207,302
19,387,708	Series 2007-OA5-A1B	0.75%	#	08/25/2047	16,011,093

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
1,245,786	Series 2006-AB2-A2	5.88%	#	06/25/2036	1,035,962
2,404,758	Series 2006-AB4-A1A	6.01%	#	10/25/2036	2,046,524
33,580,445	Series 2006-AB4-A2	5.65%	#	10/25/2036	28,394,452
2,392,202	Series 2006-AB4-A3	5.90%	#	10/25/2036	2,036,170
3,516,919	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	2,993,495
6,995,097	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	5,954,842

	Deutsche Mortgage Securities, Inc.,
18,548,292	Series 2006-PR1-3A1	11.39%	#^ I/F	04/15/2036	20,778,120
7,195,013	Series 2006-PR1-4AI1	11.38%	#^ I/F	04/15/2036	8,375,883
11,740,276	Series 2006-PR1-4AI2	13.60%	#^ I/F	04/15/2036	14,569,974
657,474	Series 2006-PR1-5AI1	17.78%	#^ I/F	04/15/2036	888,628
5,719,484	Series 2006-PR1-5AI3	11.84%	#^ I/F	04/15/2036	6,516,238
94,702,769	Series 2006-PR1-5AI4	11.39%	#^ I/F	04/15/2036	106,412,918
8,972,437	Series 2009-RS2-4A2	0.65%	#^	04/26/2037	8,795,285

	First Franklin Mortgage Loan Trust,
4,302,676	Series 2006-FF1-2A3	0.77%	#	01/25/2036	4,281,317
12,648,778	Series 2006-FF3-A2B	0.73%	#	02/25/2036	12,314,704

	First Horizon Alternative Mortgage Securities,
12,190,130	Series 2005-AA4-1A1	2.74%	#	05/25/2035	10,087,964
7,626,556	Series 2005-FA5-1A4	5.50%		08/25/2035	6,892,767
10,279,368	Series 2005-FA8-1A4	5.50%		11/25/2035	8,895,636
1,121,580	Series 2005-FA8-2A1	5.00%		11/25/2020	1,131,023
7,896,158	Series 2005-FA9-A4A	5.50%		12/25/2035	6,897,867
5,859,493	Series 2006-AA3-A1	2.81%	#	06/25/2036	4,780,605
4,587,061	Series 2006-FA1-1A12	6.00%		04/25/2036	3,655,794
292,906	Series 2006-FA1-1A6	1.28%	#	04/25/2036	283,718
3,001,796	Series 2006-FA2-1A5	6.00%		05/25/2036	2,429,958
903,656	Series 2006-FA7-A8	6.25%		12/25/2036	712,105

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	First Horizon Alternative Mortgage Securities, (Cont.)
4,291,114	Series 2006-FA8-1A5	6.00%		02/25/2037	3,320,855
9,056,393	Series 2006-RE1-A1	5.50%		05/25/2035	8,134,910
25,516,923	Series 2007-FA3-A3	6.00%		06/25/2037	19,829,229
1,312,977	Series 2007-FA3-A4	6.00%		06/25/2037	1,020,316
1,454,294	Series 2007-FA4-1A13	6.25%		08/25/2037	1,147,311
4,489,514	Series 2007-FA4-1A4	6.25%		08/25/2037	3,541,837
2,109,427	Series 2007-FA4-1A5	6.25%		08/25/2037	1,664,155

	First Horizon Asset Securities, Inc.,
3,191,983	Series 2006-1-1A2	6.00%		05/25/2036	2,957,816
7,188,184	Series 2007-1-A3	6.00%		03/25/2037	6,416,048
4,961,203	Series 2007-4-1A1	6.00%		08/25/2037	4,211,825

	GCAT LLC,
61,212,593	Series 2016-1-A1	4.50%	#^	03/25/2021	61,607,616

	GE-WMC Asset-Backed Pass-Through Certificates,
46,273,000	Series 2005-2-A2D	0.85%	#	12/25/2035	36,555,809

	GMACM Mortgage Loan Trust,
6,477,843	Series 2003-AR1-A5	3.70%	#	10/19/2033	6,551,676
8,952,029	Series 2005-AR5-3A1	3.48%	#	09/19/2035	8,595,747
11,805,716	Series 2005-J1-A14	5.50%		12/25/2035	11,487,007

	GreenPoint Mortgage Funding Trust,
46,723,346	Series 2005-AR3-2A1	0.79%	#	08/25/2045	30,319,704

	GS Mortgage Securities Corporation,
1,827,131	Series 2008-2R-1A1	7.50%	#^	09/25/2036	1,382,604
7,302,899	Series 2009-3R-1A2	6.00%	#^	04/25/2037	6,999,722

	GSAA Home Equity Trust,
279,000	Series 2005-12-AF3	5.07%	#	09/25/2035	237,204
35,227,763	Series 2005-7-AF3	4.75%	#	05/25/2035	35,286,953
11,817,196	Series 2006-10-AF3	5.98%	#	06/25/2036	6,087,688
8,457,770	Series 2006-10-AF4	6.30%	#	06/25/2036	4,354,945
15,845,441	Series 2006-15-AF4	5.96%	#	09/25/2036	8,545,711
2,684,495	Series 2006-18-AF3A	5.77%	#	11/25/2036	1,568,090
5,772,958	Series 2006-18-AF6	5.68%	#	11/25/2036	3,036,966
6,979,876	Series 2007-10-A1A	6.00%		11/25/2037	5,953,412
3,981,849	Series 2007-10-A2A	6.50%		11/25/2037	2,779,728

	GSMPS Mortgage Loan Trust,
15,759,868	Series 2005-RP2-1AF	0.88%	#^	03/25/2035	13,683,942
15,759,868	Series 2005-RP2-1AS	4.35%	#^ I/O	03/25/2035	1,898,721
8,915,456	Series 2005-RP3-1AF	0.88%	#^	09/25/2035	7,749,485
8,915,456	Series 2005-RP3-1AS	4.19%	#^ I/O	09/25/2035	1,288,483
34,362,581	Series 2006-RP1-1AS	4.10%	#^ I/O	01/25/2036	5,843,697
34,362,581	Series 2006-RP1-AF1	0.88%	#^	01/25/2036	28,984,721

	GSMSC Pass-Through Trust,
11,094,172	Series 2009-3R-3A2	5.75%	#^	04/25/2037	10,870,815

	GSR Mortgage Loan Trust,
3,034,951	Series 2005-1F-1A2	5.50%		02/25/2035	3,091,531
6,089,600	Series 2005-1F-3A3	6.00%		01/25/2035	6,167,673
974,425	Series 2005-6F-3A5	6.00%		07/25/2035	993,222
9,484,829	Series 2005-6F-3A9	6.37%	# I/F I/O	07/25/2035	1,426,791
943,435	Series 2005-6F-4A1	1.03%	#	07/25/2035	754,674
588,373	Series 2005-7F-3A1	1.03%	#	09/25/2035	547,029
13,332,145	Series 2005-8F-3A5	6.00%		11/25/2035	11,107,354
4,709,668	Series 2005-8F-4A1	6.00%		11/25/2035	3,984,719
1,822,022	Series 2006-1F-1A2	5.50%		02/25/2036	1,736,991
1,257,782	Series 2006-2F-2A3	5.75%		02/25/2036	1,174,059
4,662,783	Series 2006-2F-3A3	6.00%		02/25/2036	3,811,990
5,599,542	Series 2006-2F-3A6	6.00%		02/25/2036	4,559,962
16,746,169	Series 2006-6F-2A3	6.00%		07/25/2036	14,276,384
13,583,464	Series 2006-7F-2A1	6.00%		08/25/2036	12,563,638
8,256,491	Series 2006-7F-3A4	6.25%		08/25/2036	6,171,219
10,087,446	Series 2006-9F-2A1	6.00%		10/25/2036	9,543,419
25,955,845	Series 2006-9F-4A1	6.50%		10/25/2036	22,173,474
171,385	Series 2006-9F-8A1	5.50%		08/25/2021	158,922
12,197,960	Series 2006-OA1-2A1	0.72%	#	08/25/2046	12,001,446
2,046,137	Series 2007-1F-2A2	5.50%		01/25/2037	1,946,297
3,145,373	Series 2007-4F-1A1	5.00%		07/25/2037	2,986,467
41,832,505	Series 2007-4F-3A11	6.00%		07/25/2037	38,096,193

	HarborView Mortgage Loan Trust,
2,284,512	Series 2005-14-3A1A	3.23%	#	12/19/2035	2,002,514
9,655,632	Series 2006-10-2A1A	0.71%	#	11/19/2036	8,037,640

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HarborView Mortgage Loan Trust, (Cont.)
22,067,134	Series 2006-11-A1A	0.70%	#	12/19/2036	16,570,317

	Home Equity Asset Trust,
1,602,407	Series 2003-3-M1	1.82%	#	08/25/2033	1,548,653
626,928	Series 2004-7-M2	1.52%	#	01/25/2035	570,189

	Home Equity Loan Trust,
15,000,000	Series 2007-FRE1-2AV2	0.69%	#	04/25/2037	13,348,311

	HomeBanc Mortgage Trust,
1,960,181	Series 2005-1-M2	1.02%	#	03/25/2035	1,507,213
28,775,685	Series 2005-3-A1	0.77%	#	07/25/2035	27,744,454
2,570,951	Series 2006-1-3A1	2.73%	#	04/25/2037	2,414,391

	HSI Asset Loan Obligation Trust,
39,664,785	Series 2007-2-3A6	6.00%		09/25/2037	30,766,221
6,484,068	Series 2007-AR1-3A1	2.83%	#	01/25/2037	5,280,386

	IMPAC Trust,
1,136,719	Series 2002-9F-A1	5.22%	#	12/25/2032	1,144,091

	IndyMac Mortgage Loan Trust,
2,837,457	Series 2006-AR2-1A1	3.35%	#	09/25/2036	2,275,872
7,991,046	Series 2006-AR2-4A1	3.26%	#	09/25/2036	6,922,394
33,371,395	Series 2006-AR3-1A1	3.03%	#	12/25/2036	29,675,667
10,575,443	Series 2006-AR7-3A1	3.05%	#	05/25/2036	9,000,114
6,009,806	Series 2007-A1-A1	6.00%		08/25/2037	4,936,216
4,399,647	Series 2007-A1-A7	6.00%		08/25/2037	3,613,696
26,601,394	Series 2007-A3-A1	6.25%		11/25/2037	21,616,349
14,133,697	Series 2007-AR1-3A1	4.51%	#	03/25/2037	12,582,471
6,418,215	Series 2007-AR3-3A1	4.66%	#	07/25/2037	5,546,562
596,513	Series 2007-F2-1A2	6.00%		07/25/2037	536,536
28,661,938	Series 2007-F2-2A1	6.50%		07/25/2037	17,430,018

	Jefferies & Company, Inc.,
2,641,711	Series 2010-R1-1A1	6.00%	#^	03/26/2037	2,683,657
10,381,173	Series 2010-R4-1A4	6.04%	#^	10/26/2036	9,872,926

	JP Morgan Alternative Loan Trust,
15,258,563	Series 2005-S1-2A11	6.00%		12/25/2035	14,016,222
4,891,570	Series 2005-S1-2A9	6.00%		12/25/2035	4,507,234
4,935,197	Series 2006-S1-1A8	5.75%		03/25/2036	4,242,693
15,849,162	Series 2006-S2-A4	6.19%	#	05/25/2036	12,978,555
7,143,546	Series 2006-S4-A3A	5.78%	#	12/25/2036	7,038,576
27,081,041	Series 2006-S4-A4	5.96%	#	12/25/2036	23,867,101

	JP Morgan Mortgage Acquisition Corporation,
13,319,915	Series 2006-CH2-AF3	5.46%	#	10/25/2036	10,382,899
4,667,498	Series 2006-WF1-A5	6.41%	#	07/25/2036	2,648,265
23,000,000	Series 2007-CH1-AF5	5.04%	#	11/25/2036	21,781,382
474,966	Series 2007-CH5-A3	0.64%	#	05/25/2037	474,259

	JP Morgan Mortgage Trust,
1,706,736	Series 2005-A6-5A1	2.96%	#	08/25/2035	1,578,531
2,748,384	Series 2005-S2-2A13	5.50%		09/25/2035	2,794,196
1,975,205	Series 2006-S2-3A3	6.00%		07/25/2036	1,655,927
5,910,281	Series 2006-S3-1A2	6.00%		08/25/2036	4,938,038
10,841,809	Series 2006-S3-1A21	0.91%	#	08/25/2036	4,838,455
10,841,809	Series 2006-S3-1A22	6.59%	# I/F I/O	08/25/2036	4,152,373
2,753,831	Series 2006-S3-1A9	6.00%		08/25/2036	2,300,862
10,400,249	Series 2006-S4-A8	0.91%	#	01/25/2037	5,579,796
10,400,249	Series 2006-S4-A9	6.09%	# I/F I/O	01/25/2037	2,712,383
3,275,101	Series 2007-A2-2A1	2.95%	#	04/25/2037	2,917,136
13,286,413	Series 2007-S1-2A6	6.00%		03/25/2037	11,198,873
5,243,047	Series 2007-S3-1A1	5.50%		08/25/2037	4,648,536
9,095,743	Series 2007-S3-1A35	6.00%		08/25/2037	8,115,698
1,540,934	Series 2007-S3-1A9	6.00%		08/25/2037	1,325,542
8,386,739	Series 2007-S3-1A96	6.00%		08/25/2037	7,500,463
9,552,024	Series 2007-S3-1A97	6.00%		08/25/2037	8,544,044
1,620,717	Series 2007-S3-2A2	5.50%		08/25/2022	1,598,462

	JP Morgan Resecuritization Trust,
13,845,951	Series 2009-4-3A2	6.00%	^	02/26/2037	12,360,234
22,826,335	Series 2010-1-1A4	6.00%	^	02/26/2037	18,141,732
17,346,885	Series 2010-2-3A9	6.00%	^	07/26/2036	15,673,611
1,040,131	Series 2010-8-2A3	2.98%	#^	11/26/2034	1,036,045
2,492,856	Series 2011-2-7A11	6.00%	#^	04/26/2036	2,492,107
2,156,365	Series 2012-2-3A3	2.57%	#^	10/26/2036	2,141,377

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	27

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust,
4,612,061	Series 2005-2-3A5	5.50%		12/25/2035	4,032,147
3,970,705	Series 2005-2-5A5	5.75%		12/25/2035	3,736,306
5,881,594	Series 2005-3-2A1	6.00%		01/25/2036	5,438,215
500,841	Series 2005-3-2A3	5.50%		01/25/2036	450,899
2,689,985	Series 2005-3-2A7	6.00%		01/25/2036	2,487,202
2,366,284	Series 2006-1-1A1	1.28%	#	02/25/2036	1,465,661
7,098,852	Series 2006-1-1A2	4.22%	# I/F I/O	02/25/2036	1,429,213
8,699,127	Series 2006-1-3A1	1.28%	#	02/25/2036	7,268,885
8,699,127	Series 2006-1-3A2	4.22%	# I/F I/O	02/25/2036	1,047,926
5,604,773	Series 2006-1-3A4	5.50%		02/25/2036	5,300,966
4,736,089	Series 2006-4-1A3	4.87%	# I/F I/O	08/25/2036	1,060,572
3,010,156	Series 2006-4-1A4	6.00%		08/25/2036	2,719,894
8,491,925	Series 2006-5-2A1	0.88%	#	09/25/2036	2,745,230
17,688,587	Series 2006-5-2A2	6.62%	# I/F I/O	09/25/2036	5,606,184
13,711,829	Series 2006-6-3A9	5.50%		10/25/2036	10,938,051
6,156,097	Series 2006-6-4A5	6.00%		12/25/2036	5,843,746
4,332,678	Series 2006-7-2A2	0.98%	#	11/25/2036	1,650,841
14,534,449	Series 2006-7-2A5	6.02%	# I/F I/O	11/25/2036	4,167,577
3,839,232	Series 2006-9-1A19	28.27%	# I/F	01/25/2037	6,099,616
4,241,434	Series 2006-9-1A5	1.13%	#	01/25/2037	2,676,241
12,619,005	Series 2006-9-1A6	4.62%	# I/F I/O	01/25/2037	2,250,488
5,308,701	Series 2006-9-2A1	0.91%	#	01/25/2037	1,955,524
10,355,312	Series 2006-9-2A2	6.09%	# I/F I/O	01/25/2037	3,490,727
11,022,508	Series 2007-10-2A1	6.50%		01/25/2038	8,468,961
3,349,368	Series 2007-2-1A1	5.75%		02/25/2037	2,931,391
3,716,387	Series 2007-4-2A11	0.86%	#	05/25/2037	1,666,083
14,869,144	Series 2007-4-2A8	6.14%	# I/F I/O	05/25/2037	5,311,023
1,458,422	Series 2007-4-2A9	0.86%	#	05/25/2037	742,507
14,196,776	Series 2007-5-11A1	5.35%	#	06/25/2037	10,383,173
4,710,826	Series 2007-5-3A4	5.00%		12/25/2035	4,377,706
2,161,119	Series 2007-5-4A3	36.93%	# I/F	08/25/2036	4,461,906
1,127,485	Series 2007-5-7A3	7.50%		10/25/2036	966,918
640,321	Series 2007-6-1A8	6.00%		07/25/2037	577,217
6,846,354	Series 2008-2-1A6	6.00%		03/25/2038	5,141,348

	Lehman XS Trust,
1,457,204	Series 2005-10-2A3B	5.55%	#	01/25/2036	1,349,303
14,232,968	Series 2005-4-2A3A	5.00%	#	10/25/2035	13,122,859
1,457,707	Series 2006-5-2A4A	5.89%	#	04/25/2036	1,368,007
23,159,170	Series 2007-1-2A1	5.27%	#	02/25/2037	20,672,100

	Long Beach Mortgage Loan Trust,
6,995,831	Series 2006-WL1-2A3	0.77%	#	01/25/2046	6,639,679

	MASTR Adjustable Rate Mortgages Trust,
5,084,712	Series 2005-2-2A1	2.92%	#	03/25/2035	3,945,923
4,169,858	Series 2005-6-5A1	2.90%	#	07/25/2035	3,629,359
23,551,950	Series 2007-1-2A1	3.15%	#	11/25/2036	20,798,640
1,791,781	Series 2007-2-A2	0.64%	#	03/25/2047	1,777,891

	MASTR Alternative Loans Trust,
1,997,017	Series 2005-2-3A1	6.00%		03/25/2035	1,911,429
653,913	Series 2005-5-2A3	5.50%		07/25/2025	651,146
5,274,800	Series 2005-6-1A5	5.50%		12/25/2035	4,690,149
2,903,793	Series 2006-3-1A2	6.25%		07/25/2036	2,492,384
5,315,202	Series 2007-1-1A5	5.75%		10/25/2036	5,019,453
6,808,009	Series 2007-1-2A7	6.00%		10/25/2036	4,903,033

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.65%	#	12/25/2032	4,952,164
18,424,708	Series 2006-AM2-A3	0.70%	#	06/25/2036	14,159,031

	MASTR Asset Securitization Trust,
250,061	Series 2003-1-30B2	5.75%		02/25/2033	249,724
6,751,194	Series 2006-1-1A4	5.75%		05/25/2036	6,402,923
4,745,060	Series 2006-2-1A11	6.00%	#	06/25/2036	4,551,864
76,995	Series 2007-1-1A1	5.50%		11/25/2037	77,407
5,045,998	Series 2007-1-1A3	6.25%		11/25/2037	4,214,580

	MASTR Resecuritization Trust,
22,652,459	Series 2008-4-A1	6.00%	#^	06/27/2036	19,145,115

	MASTR Seasoned Securitization Trust,
1,920,202	Series 2005-2-1A4	6.00%		10/25/2032	1,911,767
1,729,560	Series 2005-2-2A1	0.93%	#	10/25/2032	1,540,506

	Merrill Lynch Alternative Note Asset Trust,
25,907,986	Series 2007-F1-2A4	6.15%	# I/O I/F	03/25/2037	10,042,568
25,907,986	Series 2007-F1-2A5	0.85%	#	03/25/2037	12,483,045

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Mortgage Investors Trust,
9,217,155	Series 2006-3-1A	2.84%	#	10/25/2036	8,970,266
2,806,334	Series 2006-F1-1A2	6.00%		04/25/2036	2,568,317

	Monterey Ltd.,
71,846,320	Series 2006-1A-A1A	1.07%	#^	09/06/2042	5,280,705
283,634,283	Series 2006-1A-A1B	1.07%	#^	09/06/2042	20,847,120

	Morgan Stanley Capital, Inc.,
449,743	Series 2003-NC6-M2	3.45%	#	06/25/2033	444,491

	Morgan Stanley Mortgage Loan Trust,
1,971,058	Series 2005-10-1A1	1.23%	#	12/25/2035	1,585,967
4,938,389	Series 2005-10-1A6	5.75%		12/25/2035	4,771,200
7,368,632	Series 2005-10-2A1	5.54%	#	12/25/2035	7,380,975
618,266	Series 2005-6AR-1A1	0.81%	#	11/25/2035	606,604
6,196,099	Series 2006-11-1A6	6.23%	#	08/25/2036	2,833,166
13,500,193	Series 2006-11-2A1	6.00%		08/25/2036	11,196,202
8,376,618	Series 2006-17XS-A3A	5.65%	#	10/25/2046	4,835,070
2,638,357	Series 2006-17XS-A6	5.58%	#	10/25/2046	1,352,394
8,018,980	Series 2006-2-2A3	5.75%		02/25/2036	7,640,988
36,543,529	Series 2006-7-3A	5.18%	#	06/25/2036	30,420,580
3,608,100	Series 2006-7-4A4	6.00%		06/25/2036	3,276,127
3,652,577	Series 2006-7-4A7	6.00%		06/25/2036	3,316,511
4,927,029	Series 2007-13-6A1	6.00%		10/25/2037	4,320,054
18,201,250	Series 2007-14AR-2A3	2.91%	#	10/25/2037	15,387,744
4,214,119	Series 2007-1XS-2A3	5.92%	#	09/25/2046	2,136,627
3,052,681	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	1,732,190
1,294,019	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	1,253,666
8,661,382	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	5,591,754
5,066,091	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	3,269,965

	Morgan Stanley Re-Remic Trust,
44,956	Series 2010-R9-1A	4.00%	#^	08/26/2036	44,887
6,387,320	Series 2010-R9-1B	6.07%	#^	08/26/2036	4,956,441
41,684,192	Series 2010-R9-3C	6.00%	#^	11/26/2036	39,857,491
5,672,986	Series 2011-R1-1A	5.94%	#^	02/26/2037	5,992,664

	MSCC Heloc Trust,
10,757,920	Series 2007-1-A	0.63%	#	12/25/2031	10,711,104

	Nationstar HECM Loan Trust,
8,000,000	Series 2016-2A-M1	3.60%	^	06/25/2026	8,104,544

	New Century Home Equity Loan Trust,
33,589,250	Series 2005-2-M3	1.26%	#	06/25/2035	28,845,665

	New Residential Mortgage Loan Trust,
22,327,157	Series 2014-2A-A3	3.75%	#^	05/25/2054	23,318,811
62,007,958	Series 2015-2A-A1	3.75%	#^	08/25/2055	65,007,494

	New York Mortgage Trust,
978,499	Series 2005-2-A	0.86%	#	08/25/2035	905,711

	Nomura Asset Acceptance Corporation,
472,368	Series 2005-AP1-2A5	4.86%	#	02/25/2035	478,921
17,872,330	Series 2006-AF1-1A2	6.16%	#	05/25/2036	8,171,800
3,631,977	Series 2006-AF1-1A3	6.41%	#	05/25/2036	1,659,922
21,699,234	Series 2006-AP1-A2	5.52%	#	01/25/2036	12,618,647
3,667,627	Series 2006-AP1-A3	5.65%	#	01/25/2036	2,148,252
1,826,214	Series 2006-WF1-A2	5.76%	#	06/25/2036	967,357

	Nomura Home Equity Loan, Inc.,
19,712,302	Series 2006-AF1-A2	5.80%	#	10/25/2036	9,882,284
3,575,848	Series 2007-1-1A1	6.06%	#	02/25/2037	1,661,947
17,822,852	Series 2007-1-1A3	5.99%	#	02/25/2037	8,284,484

	Oaks Mortgage Trust Series,
65,324,934	Series 2015-2-A3	3.50%	#^	10/25/2045	67,314,627

	Option One Mortgage Loan Trust,
1,243,634	Series 2004-3-M3	1.50%	#	11/25/2034	1,143,447

	Park Place Securities, Inc.,
13,000,000	Series 2005-WHQ4-M2	1.02%	#	09/25/2035	11,197,862

	PFCA Home Equity Investment Trust,
36,852,129	Series 2003-IFC5-A	4.11%	#^¥	01/22/2035	37,058,600
42,257,376	Series 2003-IFC6-A	4.11%	#^¥	04/22/2035	39,313,824

	PHH Alternative Mortgage Trust,
10,352,707	Series 2007-1-1A1	0.69%	#	02/25/2037	8,646,524
28,528,598	Series 2007-2-2A1	6.00%		05/25/2037	25,736,182

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PHH Alternative Mortgage Trust, (Cont.)
1,287,876	Series 2007-2-3A1	6.00%		05/25/2037	1,143,614
9,726,790	Series 2007-3-A2	0.72%	#	07/25/2037	9,667,437

	PR Mortgage Loan Trust,
266,972,136	Series 2014-1-APT	5.91%	#	10/25/2049	275,408,989

	Pretium Mortgage Credit Partners LLC,
63,598,731	Series 2016-NPL1-A1	4.38%	#^	02/27/2031	64,425,528
84,932,102	Series 2016-NPL2-A1	4.38%	#^	03/27/2031	85,885,431
34,173,503	Series 2016-NPL4-A	4.00%	#^	07/27/2031	34,361,232

	Prime Mortgage Trust,
12,657,529	Series 2006-DR1-2A1	5.50%	^	05/25/2035	11,850,141
6,014,311	Series 2006-DR1-2A2	6.00%	^	05/25/2035	5,726,970

	RBSGC Structured Trust,
39,744,507	Series 2008-B-A1	6.00%	^	06/25/2037	33,988,075

	RCO Mortgage LLC,
13,204,954	Series 2015-2A-A	4.50%	#^	11/25/2045	13,227,724
9,744,266	Series 2016-1-A	4.50%	#	11/25/2047	9,805,133

	Renaissance Home Equity Loan Trust,
1,302,284	Series 2006-1-AF6	5.75%	#	05/25/2036	888,678
10,646,007	Series 2006-4-AF4	5.47%	#	01/25/2037	6,050,132
20,964,155	Series 2006-4-AF5	5.69%	#	01/25/2037	12,337,602
17,985,625	Series 2007-2-AF2	5.68%	#	06/25/2037	8,816,541
9,727,217	Series 2007-2-AF5	6.20%	#	06/25/2037	5,229,399

	Residential Accredit Loans, Inc.,
4,847,244	Series 2004-QS15-A1	5.25%		11/25/2034	4,950,151
47,028,640	Series 2005-QA11-4A1	3.63%	#	10/25/2035	38,979,707
25,825,854	Series 2005-QA13-2A1	3.89%	#	12/25/2035	22,693,948
16,644,006	Series 2005-QA3-CB1	3.71%	#	03/25/2035	11,108,488
676,108	Series 2005-QS12-A11	45.37%	# I/F	08/25/2035	1,300,724
2,940,875	Series 2005-QS13-1A6	5.50%		09/25/2035	2,593,470
5,539,867	Series 2005-QS13-2A1	1.23%	#	09/25/2035	4,180,763
22,713,457	Series 2005-QS13-2A2	4.52%	# I/F I/O	09/25/2035	3,155,658
10,815,387	Series 2005-QS14-2A1	6.00%		09/25/2035	8,205,988
4,391,298	Series 2005-QS15-2A	6.00%		10/25/2035	3,444,062
4,913,357	Series 2005-QS15-3A	6.00%		10/25/2035	4,406,144
5,587,850	Series 2005-QS16-A1	1.23%	#	11/25/2035	4,022,378
5,586,884	Series 2005-QS16-A2	4.27%	# I/F I/O	11/25/2035	901,345
2,635,838	Series 2005-QS17-A1	6.00%		12/25/2035	2,297,661
1,826,500	Series 2005-QS17-A10	6.00%		12/25/2035	1,592,161
7,639,216	Series 2005-QS17-A11	6.00%		12/25/2035	6,659,108
5,429,714	Series 2005-QS17-A2	1.38%	#	12/25/2035	3,842,876
5,429,714	Series 2005-QS17-A4	4.62%	# I/F I/O	12/25/2035	889,557
4,368,916	Series 2005-QS17-A6	6.00%		12/25/2035	3,808,386
1,560,664	Series 2005-QS1-A5	5.50%		01/25/2035	1,560,811
2,163,968	Series 2005-QS5-A3	5.70%		04/25/2035	2,176,768
1,739,166	Series 2005-QS9-A1	1.03%	#	06/25/2035	1,418,588
4,235,241	Series 2005-QS9-A4	4.47%	# I/F I/O	06/25/2035	577,367
2,139,694	Series 2006-QS10-A4	5.75%		08/25/2036	1,753,177
14,182,141	Series 2006-QS11-1A1	6.50%		08/25/2036	11,994,626
2,318,624	Series 2006-QS12-1A1	6.50%		09/25/2036	1,675,727
5,606,952	Series 2006- QS12-2A18	5.75%		09/25/2036	4,610,136
9,046,323	Series 2006-QS14-A18	6.25%		11/25/2036	7,660,678
4,465,061	Series 2006-QS15-A1	6.50%		10/25/2036	3,848,307
1,787,760	Series 2006-QS16-A10	6.00%		11/25/2036	1,432,357
6,356,992	Series 2006-QS16-A11	6.00%		11/25/2036	5,197,544
1,855,677	Series 2006-QS16-A7	6.00%		11/25/2036	1,517,221
2,005,278	Series 2006-QS16-A8	6.00%		11/25/2036	1,639,537
793,526	Series 2006-QS16-A9	6.00%		11/25/2036	648,795
4,001,136	Series 2006-QS17-A4	6.00%		12/25/2036	3,424,676
22,228,582	Series 2006-QS17-A5	6.00%		12/25/2036	19,026,017
2,231,230	Series 2006-QS1-A6	38.83%	# I/F	01/25/2036	4,627,967
15,337,186	Series 2006-QS3-1A11	6.00%		03/25/2036	13,277,821
3,477,745	Series 2006-QS4-A8	8.00%	# I/F	04/25/2036	3,390,658
9,896,461	Series 2006-QS5-A3	6.00%		05/25/2036	8,541,704
29,495,177	Series 2006-QS5-A4	6.00%		05/25/2036	25,579,176
3,865,385	Series 2006-QS6-1A16	6.00%		06/25/2036	3,342,735
6,357,754	Series 2006-QS6-1A2	6.00%		06/25/2036	5,498,103
13,126,875	Series 2006-QS8-A1	6.00%		08/25/2036	11,122,843
22,763,917	Series 2006-QS8-A5	5.02%	# I/F I/O	08/25/2036	4,644,527
7,480,227	Series 2006-QS9-1A6	4.77%	# I/F I/O	07/25/2036	2,271,221
7,267,724	Series 2007-QS11-A1	7.00%		10/25/2037	6,052,688
25,061,089	Series 2007-QS1-1A2	4.92%	# I/F I/O	01/25/2037	4,445,644

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
2,522,664	Series 2007-QS1-1A4	6.00%		01/25/2037	2,114,571
6,143,106	Series 2007-QS1-2A10	6.00%		01/25/2037	5,442,662
1,102,779	Series 2007-QS2-A6	6.25%		01/25/2037	894,776
40,238,130	Series 2007-QS3-A1	6.50%		02/25/2037	33,719,347
6,416,221	Series 2007-QS3-A4	6.25%		02/25/2037	5,285,401
10,230,941	Series 2007-QS4-3A3	6.00%		03/25/2037	8,998,414
4,736,092	Series 2007-QS5-A1	5.50%		03/25/2037	3,725,503
1,953,831	Series 2007-QS5-A5	0.83%	#	03/25/2037	1,250,761
6,489,119	Series 2007-QS5-A8	6.17%	# I/F I/O	03/25/2037	1,490,267
5,283,111	Series 2007-QS6-A102	5.75%		04/25/2037	4,454,495
1,698,674	Series 2007-QS6-A13	50.62%	# I/F	04/25/2037	4,143,232
7,565,001	Series 2007-QS6-A45	5.75%		04/25/2037	6,378,487
12,056,274	Series 2007-QS6-A6	6.25%		04/25/2037	10,473,193
832,689	Series 2007-QS6-A77	51.46%	# I/F	04/25/2037	2,062,029
9,204,438	Series 2007-QS7-2A1	6.75%		06/25/2037	5,892,440
39,757,093	Series 2007-QS9-A33	6.50%		07/25/2037	34,050,913

	Residential Asset Mortgage Products, Inc.,
95,991	Series 2004-RS4-AI6	5.07%	#	04/25/2034	98,484
764,605	Series 2004-RS5-AI6	5.55%	#	05/25/2034	787,413
6,090,237	Series 2004-RS7-A3	2.86%	#	07/25/2034	5,495,280
1,007,339	Series 2004-RS7-AI6	5.22%	#	07/25/2034	971,141
327,047	Series 2004-RS9-AI6	4.72%	#	07/25/2034	343,384
6,041,375	Series 2005-RS1-AI5	5.41%	#	01/25/2035	6,082,780
50,859,021	Series 2005-RS9-AI4	0.85%	#	11/25/2035	42,738,147
37,333,343	Series 2006-RS2-A3A	0.83%	#	03/25/2036	34,097,909
12,760,000	Series 2006-RX5-A3	0.78%	#	08/25/2046	11,329,091
12,300,000	Series 2006-RZ3-A3	0.82%	#	08/25/2036	11,603,910

	Residential Asset Securities Corporation,
232,338	Series 2002-KS1-AI6	6.08%	#	06/25/2032	247,177
1,123,302	Series 2005-AHL3-A2	0.77%	#	11/25/2035	1,115,121
27,100,365	Series 2005-KS11-M2	0.95%	#	12/25/2035	25,125,244
11,472,866	Series 2006-EMX5-A3	0.69%	#	07/25/2036	10,218,476
32,381,638	Series 2007-KS3-AI3	0.78%	#	04/25/2037	30,481,823

	Residential Asset Securitization Trust,
6,898,239	Series 2005-A11-2A4	6.00%		10/25/2035	5,541,958
4,085,868	Series 2005-A12-A7	4.47%	# I/F I/O	11/25/2035	611,085
3,414,901	Series 2005-A12-A8	1.08%	#	11/25/2035	2,334,878
13,320,482	Series 2005-A13-2A1	5.50%		10/25/2035	10,023,267
13,289,680	Series 2005-A15-5A3	5.75%		02/25/2036	10,329,030
2,511,268	Series 2005-A7-A3	5.50%		06/25/2035	2,181,927
6,359,273	Series 2005-A8CB-A11	6.00%		07/25/2035	6,062,057
6,324,150	Series 2005-A8CB-A2	4.47%	# I/F I/O	07/25/2035	1,265,092
6,694,950	Series 2006-A10-A5	6.50%		09/25/2036	4,623,096
1,081,977	Series 2006-A1-1A3	6.00%		04/25/2036	899,051
9,516,345	Series 2006-A12-A1	6.25%		11/25/2036	6,849,186
9,233,762	Series 2006-A13-A1	6.25%		12/25/2036	6,154,792
18,684,290	Series 2006-A1-3A2	6.00%		04/25/2036	14,358,326
17,439,029	Series 2006-A14C-2A6	0.98%	#	12/25/2036	4,620,211
38,485,321	Series 2006-A14C-2A7	6.02%	# I/F I/O	12/25/2036	14,673,983
8,803,585	Series 2006-A2-A11	6.00%		01/25/2046	6,966,283
6,100,763	Series 2006-A2-A4	6.00%		01/25/2046	4,823,141
887,466	Series 2006-A4-2A5	6.00%		05/25/2036	824,695
5,037,998	Series 2006-A8-1A1	6.00%		08/25/2036	4,483,673
7,392,374	Series 2006-R1-A1	26.30%	# I/F	01/25/2046	13,521,709
41,656,671	Series 2007-A2-1A2	6.00%		04/25/2037	35,168,857
1,207,032	Series 2007-A3-1A2	42.36%	# I/F	04/25/2037	2,957,990
24,614,009	Series 2007-A5-1A4	5.57%	# I/F I/O	05/25/2037	6,004,760
6,342,519	Series 2007-A5-1A6	0.93%	#	05/25/2037	1,265,712
8,760,351	Series 2007-A5-2A3	6.00%		05/25/2037	7,867,845
3,839,215	Series 2007-A5-2A5	6.00%		05/25/2037	3,448,075
15,247,234	Series 2007-A6-1A2	6.00%		06/25/2037	14,014,018
10,926,708	Series 2007-A7-A1	6.00%		07/25/2037	7,684,684
48,062,680	Series 2007-A7-A2	6.00%		07/25/2037	33,802,175
21,295,559	Series 2007-A7-A6	6.00%		07/25/2037	14,977,030

	Residential Funding Mortgage Securities Trust,
1,406,182	Series 2003-S16-A1	4.75%		09/25/2018	1,411,924
4,174,613	Series 2005-S9-A10	6.25%		12/25/2035	3,959,361
11,004,288	Series 2005-S9-A6	5.75%		12/25/2035	10,895,575
818,363	Series 2005-S9-A8	5.50%		12/25/2035	794,818
14,818,429	Series 2006-S10-1A1	6.00%		10/25/2036	14,133,527
26,246,620	Series 2006-S11-A1	6.00%		11/25/2036	24,636,022
4,650,923	Series 2006-S5-A12	6.00%		06/25/2036	4,467,756

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	29

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust, (Cont.)
318,422	Series 2006-S5-A15	6.00%		06/25/2036	305,881
7,980,705	Series 2006-S9-A1	6.25%		09/25/2036	7,396,032
6,455,013	Series 2007-S1-A7	6.00%		01/25/2037	5,897,087
5,352,806	Series 2007-S2-A1	6.00%		02/25/2037	5,049,112
6,030,525	Series 2007-S2-A4	6.00%		02/25/2037	5,688,381
11,258,301	Series 2007-S2-A5	6.00%		02/25/2037	10,619,556
1,759,297	Series 2007-S2-A9	6.00%		02/25/2037	1,659,483
5,172,412	Series 2007-S3-1A4	6.00%		03/25/2037	4,674,700
1,768,148	Series 2007-S4-A1	6.00%		04/25/2037	1,580,353
4,720,026	Series 2007-S4-A2	6.00%		04/25/2037	4,218,712
37,376,579	Series 2007-S5-A1	6.00%		05/25/2037	35,125,597
10,831,880	Series 2007-S5-A8	6.00%		05/25/2037	10,179,537
5,736,361	Series 2007-S6-2A4	6.00%		06/25/2037	5,328,611
30,558,976	Series 2007-S7-A20	6.00%		07/25/2037	28,386,670
13,020,967	Series 2007-S8-1A1	6.00%		09/25/2037	11,552,077
5,111,830	Series 2007-SA1-4A	5.75%	#	02/25/2037	4,423,687
12,400,624	Series 2007-SA2-2A1	3.47%	#	04/25/2037	10,626,947

	RMAT LLC,
39,081,703	Series 2015-PR2-A1	5.85%	#^	11/25/2035	39,092,619

	Saxon Asset Securities Trust,
54,621,759	Series 2006-3-A3	0.70%	#	10/25/2046	46,334,737

	Securitized Mortgage Asset Loan Trust,
383,057,800	Series 2015-1-PC	1.51%	#^¥	02/25/2054	296,917,715
77,726,361	Series 2015-2-PC	3.57%	^¥	12/26/2059	68,979,270
129,149,093	Series 2015-3-PC	3.59%	^¥	10/25/2044	120,640,751

	Sequoia Mortgage Trust,
247,368	Series 2003-4-2A1	0.88%	#	07/20/2033	232,685
12,190,551	Series 2013-2-A	1.87%	#	02/25/2043	11,976,461
14,287,629	Series 2013-6-A2	3.00%	#	05/25/2043	14,578,065
102,243,990	Series 2015-4-A1	3.00%	#^	11/25/2030	104,940,634
161,332,242	Series 2016-1-A1	3.50%	#^	06/25/2046	166,700,846
247,711,580	Series 2016-2-A1	3.50%	#^	08/25/2046	256,336,204

	SG Mortgage Securities Trust,
19,329,932	Series 2006-FRE1-A1A	0.70%	#	02/25/2036	17,948,658

	Shellpoint Co-Originator Trust,
76,277,009	Series 2015-1-A3	3.50%	#^	08/25/2045	78,034,980

	Soundview Home Equity Loan Trust,
42,248,462	Series 2007-NS1-A3	0.73%	#	01/25/2037	38,591,101

	Springleaf Mortgage Loan Trust,
118,132,750	Series 2013-1A-B3F	6.00%	#^	06/25/2058	119,379,866
61,983,000	Series 2013-2A-B1	6.00%	#^	12/25/2065	62,788,035

	STARM Mortgage Loan Trust,
19,431,341	Series 2007-2-1A1	3.04%	#	04/25/2037	16,306,692
10,078,386	Series 2007-3-1A1	3.14%	#	06/25/2037	8,992,753

	Structured Adjustable Rate Mortgage Loan Trust,
8,578,381	Series 2004-12-8A	2.95%	#	09/25/2034	8,419,470
3,587,887	Series 2006-1-8A1	3.04%	#	02/25/2036	2,592,161
6,292,200	Series 2006-6-3A1	3.03%	#	07/25/2036	5,039,691

	Structured Asset Securities Corporation,
45,669	Series 2003-18XS-A6	4.54%	#	06/25/2033	45,706
3,491,957	Series 2003-24A-1A3	2.86%	#	07/25/2033	3,431,547
8,557,087	Series 2003-35-1A1	5.15%	#	12/25/2033	8,802,824
2,428,160	Series 2004-11XS-2A2	5.40%	#	06/25/2034	2,910,927
1,358,722	Series 2004-15-2A1	4.75%		09/25/2019	1,370,742
6,809,693	Series 2004-22-A2	5.04%	#	01/25/2035	7,063,484
22,591,387	Series 2005-10-1A1	5.75%		06/25/2035	21,435,329
2,163,356	Series 2005-10-6A1	5.00%		06/25/2020	2,200,670
5,971,910	Series 2005-13-3A1	6.00%		09/25/2035	4,838,372
1,861,638	Series 2005-14-1A1	0.83%	#	07/25/2035	1,546,883
753,490	Series 2005-14-1A4	22.18%	# I/F	07/25/2035	1,075,266
37,286,425	Series 2005-14-4A1	5.75%		07/25/2035	37,362,802
3,575,797	Series 2005-15-1A1	5.50%		08/25/2035	3,752,305
6,812,212	Series 2005-15-2A7	5.50%		08/25/2035	6,740,303
10,358,313	Series 2005-15-3A1	4.74%	#	08/25/2035	10,041,347
7,068,791	Series 2005-16-1A2	5.50%		09/25/2035	7,036,117
7,961,941	Series 2005-3-1A6	5.75%		03/25/2035	7,409,647
1,773,562	Series 2005-6-4A1	5.00%		05/25/2035	1,799,203
64,954,634	Series 2006-BC4-A4	0.70%	#	12/25/2036	57,137,578
130,538,233	Series 2007-4-1A3	5.73%	#^ I/F I/O	03/28/2045	23,902,151

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Suntrust Alternative Loan Trust,
1,070,473	Series 2005-1F-2A3	5.75%		12/25/2035	1,022,258
1,617,059	Series 2006-1F-1A3	6.00%		04/25/2036	1,490,771

	Thornburg Mortgage Securities Trust,
919,758	Series 2003-6-A2	1.53%	#	12/25/2033	845,545
7,939,272	Series 2004-4-5A	2.60%	#	12/25/2044	7,583,732
21,742,261	Series 2007-1-A1	2.41%	#	03/25/2037	20,824,907
5,615,621	Series 2007-1-A2A	2.38%	#	03/25/2037	5,030,874

	Towd Point Mortgage Trust,
15,749,846	Series 2015-1-AE	3.00%	^	10/25/2053	16,079,636
14,316,113	Series 2015-1-AES	3.00%	^	10/25/2053	14,571,222
9,566,457	Series 2015-2-1A12	2.75%	#^	11/25/2060	9,710,050
25,489,311	Series 2015-2-1A13	2.50%	#^	11/25/2060	25,662,710
77,676,133	Series 2015-5-A1B	2.75%	#^	05/25/2055	78,717,117
91,032,058	Series 2015-6-A1B	2.75%	#^	04/25/2055	92,346,497

	US Residential Opportunity Fund Trust,
49,944,672	Series 2016-1II-A	3.47%	#^	07/27/2036	49,989,182
70,830,024	Series 2016-1III-A	3.47%	#^	07/27/2036	71,145,473

	Vericrest Opportunity Loan Trust,
61,562,133	Series 2016-NPL3	4.25%	#^	03/26/2046	62,469,651

	VOLT LLC,
27,477,023	Series 2015-NPL5-A1	3.50%	#^	03/25/2055	27,560,690
167,507,307	Series 2016-NPL1-A1	4.25%	#^	02/26/2046	169,444,931
55,623,319	Series 2016-NPL7-A1	3.75%	#^	06/25/2046	55,958,238
57,853,667	Series 2016-NPL8-A1	3.50%	#^	07/25/2046	58,036,380

	Washington Mutual Mortgage Pass-Through Certificates,
8,932,447	Series 2005-1-2A	6.00%		03/25/2035	8,234,804
3,533,517	Series 2005-4-5A1	5.50%		06/25/2035	3,275,899
1,392,521	Series 2005-5-CB12	44.82%	# I/F	07/25/2035	2,956,621
4,509,324	Series 2005-5-CB6	1.13%	#	07/25/2035	3,669,707
1,372,059	Series 2005-6-2A7	5.50%		08/25/2035	1,257,300
1,704,735	Series 2005-7-2CB6	44.27%	# I/F	08/25/2035	3,478,276
18,752,081	Series 2005-7-2CB7	1.98%	#	08/25/2035	16,648,587
1,719,775	Series 2005-7-3CB	6.50%		08/25/2035	1,394,348
17,809,609	Series 2005-8-1A2	5.50%		10/25/2035	16,629,974
13,907,941	Series 2005-9-2A2	5.50%		11/25/2035	12,842,733
3,658,705	Series 2005-9-CX	5.50%	I/O	11/25/2035	868,691
5,378,629	Series 2006-1-3A1	5.75%		02/25/2036	4,988,542
2,723,525	Series 2006-1-3A2	5.75%		02/25/2036	2,526,000
2,313,275	Series 2006-1-3A7	5.75%		02/25/2036	2,145,504
3,384,194	Series 2006-5-1A8	5.75%		07/25/2036	2,890,419
6,391,126	Series 2006-5-2CB1	6.00%		07/25/2036	5,253,765
11,608,974	Series 2006-5-2CB6	6.00%		07/25/2036	9,413,918
7,854,567	Series 2006-5-3A5	6.45%	#	07/25/2036	3,636,288
4,671,778	Series 2006-9-A7	4.94%	#	10/25/2036	2,667,331
14,241,440	Series 2006-AR10-1A1	2.79%	#	09/25/2036	12,964,003
22,163,332	Series 2006-AR15-1A	1.35%	#	11/25/2046	17,589,851
1,707,620	Series 2006-AR6-2A3	2.78%	#	08/25/2036	1,530,430
17,720,873	Series 2007-2-1A2	6.00%		04/25/2037	15,011,141
18,126,387	Series 2007-2-1A6	6.00%		04/25/2037	15,354,646
9,603,192	Series 2007-3-A2	6.00%		04/25/2037	9,018,742
12,960,181	Series 2007-3-A3	6.00%		04/25/2037	12,171,424
10,120,352	Series 2007-4-1A1	5.50%		06/25/2037	9,507,531
576,486	Series 2007-5-A11	36.33%	# I/F	06/25/2037	1,415,618
14,412,146	Series 2007-5-A6	6.00%		06/25/2037	13,702,835
25,153,947	Series 2007-HY3-4A1	2.77%	#	03/25/2037	23,873,163
25,750,447	Series 2007-HY5-1A1	2.41%	#	05/25/2037	22,438,386
21,560,338	Series 2007-HY6-2A3	2.56%	#	06/25/2037	19,521,286

	Wells Fargo Alternative Loan Trust,
2,463,170	Series 2007-PA1-A10	6.00%		03/25/2037	2,089,374
10,815,237	Series 2007-PA1-A3	6.00%		03/25/2037	9,173,979
9,325,100	Series 2007-PA1-A5	6.00%		03/25/2037	7,909,977
15,283,372	Series 2007-PA1-A6	6.00%		03/25/2037	12,964,056
70,966,541	Series 2007-PA2-1A1	6.00%		06/25/2037	70,806,547
10,545,660	Series 2007-PA2-3A1	0.88%	#	06/25/2037	7,280,716
15,535,390	Series 2007-PA2-3A2	6.12%	# I/F I/O	06/25/2037	4,204,745
995,491	Series 2007-PA3-1A4	5.75%		07/25/2037	889,166
24,039,810	Series 2007-PA3-2A1	6.00%		07/25/2037	22,532,011
9,551,171	Series 2007-PA3-2A4	6.00%		07/25/2037	8,952,113
16,423,068	Series 2007-PA3-3A1	6.25%		07/25/2037	14,964,843
9,077,232	Series 2007-PA3-4A3	6.50%		07/25/2037	7,519,895
124,337,386	Series 2007-PA5-1A1	6.25%		11/25/2037	119,834,234

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Alternative Loan Trust, (Cont.)
259,097	Series 2007-PA5-2A1	6.00%		11/25/2022	261,707
10,581,995	Series 2007-PA6-A1	3.08%	#	12/28/2037	9,283,179

	Wells Fargo Mortgage Backed Securities Trust,
17,771,949	Series 2004-Y-3A3	2.84%	#	11/25/2034	18,099,462
28,987,883	Series 2005-17-1A1	5.50%		01/25/2036	28,484,775
60,260	Series 2005-4-A7	21.80%	# I/F	04/25/2035	70,824
2,728,891	Series 2005-8-A1	5.50%		10/25/2035	2,821,683
2,515,198	Series 2005- AR16-6A4	3.07%	#	10/25/2035	2,422,876
6,053,174	Series 2006-12-A3	6.00%		10/25/2036	5,906,577
7,236,889	Series 2006-14-A1	6.00%		10/25/2036	7,164,531
8,807,595	Series 2006-15-A1	6.00%		11/25/2036	8,809,313
106,104	Series 2006-2-1A4	17.94%	# I/F	03/25/2036	126,298
5,015,955	Series 2006-2-3A1	5.75%		03/25/2036	5,086,194
21,807,851	Series 2006-3-A11	5.50%		03/25/2036	22,213,429
4,945,055	Series 2006-3-A6	5.50%		03/25/2036	4,968,777
341,409	Series 2006-4-2A2	5.50%		04/25/2036	320,639
3,912,809	Series 2006-6-2A1	0.93%	#	05/25/2036	3,230,530
3,912,809	Series 2006-6-2A2	6.57%	# I/F I/O	05/25/2036	995,737
2,646,990	Series 2006-9-2A1	0.00%	P/O	08/25/2036	1,450,681
2,646,990	Series 2006-9-2A2	6.00%	I/O	08/25/2036	652,146
11,470,402	Series 2006- AR12-1A1	3.23%	#	09/25/2036	10,841,834
6,451,132	Series 2006-AR13-A2	3.00%	#	09/25/2036	6,004,762
6,812,577	Series 2006-AR4-2A1	3.20%	#	04/25/2036	6,267,142
2,142,450	Series 2007-10-1A18	6.00%		07/25/2037	2,136,598
4,132,540	Series 2007-10-2A11	6.00%		07/25/2037	3,975,186
2,290,104	Series 2007-11-A14	6.00%		08/25/2037	2,280,231
4,570,810	Series 2007-11-A36	6.00%		08/25/2037	4,551,104
3,248,333	Series 2007-11-A96	6.00%		08/25/2037	3,234,328
39,083,791	Series 2007-14-1A1	6.00%		10/25/2037	38,516,329
23,100,967	Series 2007-2-1A1	6.00%		03/25/2037	22,736,928
1,336,924	Series 2007-2-1A18	5.75%		03/25/2037	1,305,550
3,011,107	Series 2007-2-1A9	6.00%		03/25/2037	2,963,656
941,991	Series 2007-2-3A2	5.25%		03/25/2037	964,588
2,508,313	Series 2007-3-1A3	6.00%		04/25/2037	2,511,202
2,412,865	Series 2007-4-A11	6.50%		04/25/2037	2,416,678
9,268,642	Series 2007-4-A15	6.00%		04/25/2037	9,135,449
5,467,065	Series 2007-4-A3	6.00%		04/25/2037	5,391,669
5,765,753	Series 2007-4-A8	6.00%		04/25/2037	5,682,897
6,575,990	Series 2007-6-A4	6.00%		05/25/2037	6,513,478
3,142,328	Series 2007-6-A6	6.00%		05/25/2037	3,112,457
10,225,858	Series 2007-7-A1	6.00%		06/25/2037	10,093,226
711,188	Series 2007-7-A32	5.75%		06/25/2037	696,431
23,027,879	Series 2007-7-A34	6.00%		06/25/2037	22,729,202
6,221,181	Series 2007-7-A36	6.00%		06/25/2037	6,140,491
2,121,129	Series 2007-7-A43	1.03%	#	06/25/2037	1,755,847
5,794,880	Series 2007-7-A49	6.00%		06/25/2037	5,719,720
2,453,246	Series 2007-7-A8	1.03%	#	06/25/2037	2,030,769
1,106,702	Series 2007-7-A9	35.85%	# I/F	06/25/2037	1,799,650
1,689,266	Series 2007-8-1A13	0.90%	#	07/25/2037	1,464,751
1,689,266	Series 2007-8-1A14	36.63%	# I/F	07/25/2037	2,835,032
27,450,576	Series 2007-8-1A16	6.00%		07/25/2037	27,347,631
18,317,347	Series 2007-8-1A2	6.00%		07/25/2037	18,248,653
2,589,541	Series 2007-8-1A20	6.00%		07/25/2037	2,579,830
23,135,847	Series 2007-8-1A22	6.00%		07/25/2037	23,049,092
8,052,156	Series 2007-8-1A3	6.00%		07/25/2037	8,021,961
10,183,025	Series 2007-8-2A9	6.00%		07/25/2037	10,352,662
57,706,997	Series 2007-AR9-A1	6.00%	#	12/28/2037	55,761,752

	WinWater Mortgage Loan Trust,
30,518,829	Series 2015-4-A5	3.50%	#^	06/20/2045	30,927,128
170,415,011	Series 2015-5-A3	3.50%	#^	08/20/2045	176,918,832
28,709,177	Series 2016-1-1A5	3.50%	#^	01/20/2046	29,438,014

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,664,706,439)				12,700,399,440

US GOVERNMENT AND AGENCY OBLIGATIONS 3.5%
59,900,000	Tennessee Valley Authority	4.25%		09/15/2065	71,657,109
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,347,669,425
700,000,000	United States Treasury Notes	2.00%		02/15/2023	727,453,300

	Total US Government and Agency Obligations (Cost $2,066,907,589)				2,146,779,834

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 48.9%

	Federal Home Loan Mortgage Corporation,
12,047,858	Pool C03490	4.50%		08/01/2040	13,224,312
68,995,379	Pool C91388	3.50%		02/01/2032	73,640,473
36,305,543	Pool C91403	3.50%		03/01/2032	38,746,095
35,632,410	Pool C91413	3.50%		12/01/2031	38,029,876
17,857,939	Pool C91417	3.50%		01/01/2032	19,056,835
72,853,379	Pool C91447	3.50%		05/01/2032	77,771,823
79,653,889	Pool C91594	3.00%		01/01/2033	83,855,765
23,778,934	Pool C91596	3.00%		02/01/2033	25,032,533
12,341,039	Pool D98901	3.50%		01/01/2032	13,173,104
35,299,154	Pool D98923	3.50%		01/01/2032	37,679,650
30,442,303	Pool D99724	3.00%		11/01/2032	32,045,598
30,341,659	Pool G01840	5.00%		07/01/2035	33,985,045
6,400,324	Pool G04817	5.00%		09/01/2038	7,090,652
16,049,293	Pool G06172	5.50%		12/01/2038	18,169,327
22,814,667	Pool G06954	6.00%		05/01/2040	26,137,015
32,979,594	Pool G07011	6.00%		05/01/2040	37,829,742
28,207,680	Pool G07801	4.00%		10/01/2044	30,541,884
55,515,128	Pool G07862	4.00%		01/01/2044	60,117,604
62,980,735	Pool G07905	4.00%		01/01/2042	67,886,733
92,736,218	Pool G08534	3.00%		06/01/2043	96,585,125
29,708,740	Pool G08537	3.00%		07/01/2043	30,934,876
76,621,707	Pool G08614	3.00%		11/01/2044	79,734,546
88,349,562	Pool G08619	3.00%		12/01/2044	91,938,857
117,941,053	Pool G08622	3.00%		01/01/2045	122,732,534
222,761,760	Pool G08626	3.00%		02/01/2045	231,811,695
118,814,197	Pool G08631	3.00%		03/01/2045	123,641,151
300,564,648	Pool G08635	3.00%		04/01/2045	312,775,408
88,269,101	Pool G08640	3.00%		05/01/2045	91,855,128
454,376,922	Pool G08648	3.00%		06/01/2045	472,836,471
88,051,740	Pool G08653	3.00%		07/01/2045	91,628,936
48,250,301	Pool G08658	3.00%		08/01/2045	50,210,521
58,955,155	Pool G08670	3.00%		10/01/2045	61,350,272
682,484,738	Pool G08675	3.00%		11/01/2045	710,211,410
298,157,120	Pool G08680	3.00%		12/01/2045	310,270,072
204,791,995	Pool G08686	3.00%		01/01/2046	213,111,889
270,401,333	Pool G08692	3.00%		02/01/2046	281,386,676
547,718,240	Pool G08697	3.00%		03/01/2046	569,969,879
728,007,333	Pool G08705	3.00%		05/01/2046	757,583,410
317,088,898	Pool G08721	3.00%		09/01/2046	329,970,974
76,724,997	Pool G60251	3.50%		10/01/2045	81,970,638
273,494,831	Pool G60393	3.50%		01/01/2046	291,251,177
128,369,541	Pool J22834	2.50%		03/01/2028	133,186,044
134,737,800	Pool Q16672	3.00%		03/01/2043	140,362,725
8,624,195	Pool Q23595	4.00%		12/01/2043	9,405,092
11,667,090	Pool Q24052	4.00%		01/01/2044	12,723,540
9,987,336	Pool Q24172	4.00%		01/01/2044	10,890,462
8,290,028	Pool Q24979	4.00%		02/01/2044	9,038,159
66,509,189	Pool Q31596	3.50%		02/01/2045	70,207,277
23,222,676	Pool Q32861	3.50%		04/01/2045	24,690,292
63,722,326	Pool Q32921	3.50%		04/01/2045	67,283,217
36,334,978	Pool Q39502	3.50%		03/01/2046	38,683,607
9,778,528	Pool T60392	4.00%		10/01/2041	10,249,692
9,466,543	Pool T60681	4.00%		05/01/2042	9,934,025
26,552,189	Pool T60782	3.50%		07/01/2042	27,614,080
46,718,468	Pool T60853	3.50%		09/01/2042	48,597,433
39,022,075	Pool T60854	3.50%		09/01/2042	40,582,169
4,387,553	Pool T65110	3.50%		10/01/2042	4,563,353
9,500,225	Pool T69016	5.00%		06/01/2041	10,254,921
31,941,165	Pool T69050	3.50%		05/01/2046	33,222,168
821,305	Pool U60299	4.00%		11/01/2040	888,737
180,165,972	Pool V81821	3.00%		08/01/2045	188,367,495
47,725,437	Pool V82117	3.00%		12/01/2045	49,809,862
55,933,254	Pool V8-2209	3.50%		02/01/2046	59,548,746
82,813,830	Series 2015-SC02-1A	3.00%		09/25/2045	84,293,283
11,891,000	Series 2016-K54-B	4.19%	#^	02/25/2026	12,116,424
55,300,957	Series 2016-SC01-1A	3.00%		07/25/2046	56,598,257
2,225,694	Series 2519-ZD	5.50%		11/15/2032	2,489,183
1,381,505	Series 2596-ZL	5.00%		04/15/2033	1,541,643
61,430,779	Series 267-30	3.00%		08/15/2042	63,601,909
732,577	Series 2684-ZN	4.00%		10/15/2033	788,434
117,715,201	Series 269-30	3.00%		08/15/2042	121,918,091
50,886,376	Series 274-30	3.00%		08/15/2042	52,686,461

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	31

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
4,629,719	Series 2750-ZT	5.00%		02/15/2034	5,166,681
143,442,756	Series 280-30	3.00%		09/15/2042	148,793,690
20,256,245	Series 2819-MS	5.95%	# I/F I/O	06/15/2040	2,942,596
11,788,823	Series 2825-PZ	5.50%		07/15/2034	13,199,269
34,406,594	Series 284-300	3.00%		10/15/2042	35,741,821
7,449,589	Series 2898-JZ	5.00%		12/15/2034	8,373,666
15,691,111	Series 2899-AZ	5.00%		12/15/2034	17,513,448
12,065,605	Series 2909-Z	5.00%		12/15/2034	13,479,523
21,644,409	Series 2932-Z	5.00%		02/15/2035	24,145,342
2,123,908	Series 2990-JL	6.13%	# I/F I/O	03/15/2035	234,620
7,249,773	Series 3002-SN	5.98%	# I/F I/O	07/15/2035	1,569,097
4,871,910	Series 3030-SL	5.58%	# I/F I/O	09/15/2035	866,534
1,490,110	Series 3045-DI	6.21%	# I/F I/O	10/15/2035	269,430
11,967,279	Series 3116-Z	5.50%		02/15/2036	13,665,948
1,978,247	Series 3117-ZN	4.50%		02/15/2036	2,136,978
6,416,608	Series 3174-PZ	5.00%		01/15/2036	7,139,074
1,460,993	Series 3187-JZ	5.00%		07/15/2036	1,635,907
3,888,004	Series 3188-ZK	5.00%		07/15/2036	4,335,126
5,873,645	Series 3203-SE	5.98%	# I/F I/O	08/15/2036	1,032,008
9,151,900	Series 3203-Z	5.00%		07/15/2036	10,199,157
14,501,250	Series 3203-ZC	5.00%		07/15/2036	16,160,636
6,925,260	Series 3261-SA	5.91%	# I/F I/O	01/15/2037	1,323,509
3,997,882	Series 3267-BA	5.80%		11/15/2036	4,261,880
9,093,130	Series 3275-SC	5.56%	# I/F I/O	02/15/2037	1,377,246
5,043,920	Series 3315-HZ	6.00%		05/15/2037	5,397,676
13,944,758	Series 3326-GS	6.13%	# I/F I/O	06/15/2037	1,822,743
1,562,190	Series 3351-ZC	5.50%		07/15/2037	1,779,682
15,382,291	Series 3355-BI	5.53%	# I/F I/O	08/15/2037	2,950,706
1,301,521	Series 3369-Z	6.00%		09/15/2037	1,430,798
3,898,529	Series 3405-ZG	5.50%		01/15/2038	4,339,627
6,391,008	Series 3417-SI	5.66%	# I/F I/O	02/15/2038	885,298
7,922,394	Series 3423-GS	5.13%	# I/F I/O	03/15/2038	974,747
1,300,941	Series 3423-SG	5.13%	# I/F I/O	03/15/2038	148,645
1,840,206	Series 3451-S	5.51%	# I/F I/O	02/15/2037	217,206
1,854,621	Series 3455-SC	5.54%	# I/F I/O	06/15/2038	261,412
1,049,338	Series 3473-SM	5.55%	# I/F I/O	07/15/2038	117,651
7,779,717	Series 3484-SE	5.33%	# I/F I/O	08/15/2038	1,194,965
7,604,742	Series 3519-SD	5.03%	# I/F I/O	02/15/2038	1,187,084
2,816,466	Series 3524-LB	3.98%	#	06/15/2038	2,838,984
207,953	Series 3530-GZ	4.50%		05/15/2039	218,621
10,742,664	Series 3541-EI	6.23%	# I/F I/O	06/15/2039	1,942,276
2,687,217	Series 3545-SA	5.63%	# I/F I/O	06/15/2039	357,230
1,117,877	Series 3549-SA	5.28%	# I/F I/O	07/15/2039	143,686
12,115,832	Series 3577-LS	6.68%	# I/F I/O	08/15/2035	2,211,723
3,058,220	Series 3582-SA	5.48%	# I/F I/O	10/15/2049	429,801
3,695,550	Series 3583-GB	4.50%		10/15/2039	4,046,015
26,221,023	Series 3606-CS	5.83%	# I/F I/O	12/15/2039	5,309,705
6,845,918	Series 3616-SG	5.83%	# I/F I/O	03/15/2032	1,318,517
10,304,121	Series 3626-AZ	5.50%		08/15/2036	11,418,893
1,507,257	Series 3631-SE	5.88%	# I/F I/O	05/15/2039	51,940
14,223,071	Series 3641-Z	5.50%		02/15/2036	15,968,310
14,713,868	Series 3654-ZB	5.50%		11/15/2037	16,234,933
32,387,909	Series 3666-VZ	5.50%		08/15/2036	36,087,069
3,778,181	Series 3667-SB	5.93%	# I/F I/O	05/15/2040	620,052
12,384,607	Series 3702-SG	5.53%	# I/F I/O	08/15/2032	2,252,387
4,367,802	Series 3704-EI	5.00%	I/O	12/15/2036	749,177
3,741,293	Series 3712-SG	22.38%	# I/F	08/15/2040	6,156,860
8,415,918	Series 3724-CM	5.50%		06/15/2037	9,509,120
87,020,816	Series 3725-CS	5.48%	# I/F I/O	05/15/2040	11,902,551
27,174,256	Series 3726-SA	5.53%	# I/F I/O	09/15/2040	4,455,189
90,082,783	Series 3738-BP	4.00%		12/15/2038	93,528,458
3,449,781	Series 3741-SC	8.95%	# I/F	10/15/2040	3,713,981
22,924,631	Series 3752-BS	8.95%	# I/F	11/15/2040	25,915,949
15,987,535	Series 3768-ZX	5.00%		12/15/2040	19,123,779
9,839,938	Series 3771-AL	4.00%		12/15/2030	10,527,949
18,761,630	Series 3779-BY	3.50%		12/15/2030	20,306,782
28,890,974	Series 3779-DZ	4.50%		12/15/2040	32,235,376
24,250,000	Series 3779-LB	4.00%		12/15/2030	26,237,743
560,722	Series 3779-SH	8.75%	# I/F	12/15/2040	562,362
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,817,432
15,000,000	Series 3783-AC	4.00%		01/15/2031	16,648,266
10,662,133	Series 3786-SG	8.45%	# I/F	01/15/2041	11,977,839
11,731,674	Series 3788-AY	3.50%		01/15/2031	12,536,672
7,668,768	Series 3790-Z	4.00%		01/15/2041	8,196,916

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
12,539,389	Series 3795-VZ	4.00%		01/15/2041	13,870,488
586,608	Series 3798-SD	8.55%	# I/F	12/15/2040	599,122
19,959,046	Series 3800-VZ	4.50%		02/15/2041	23,609,756
13,555,038	Series 3803-ZM	4.00%		02/15/2041	14,185,163
65,597,943	Series 3806-CZ	5.50%		07/15/2034	74,078,170
18,000,000	Series 3808-DB	3.50%		02/15/2031	19,096,312
15,277,557	Series 3812-EY	3.50%		02/15/2031	16,261,594
8,798,705	Series 3818-CZ	4.50%		03/15/2041	9,720,826
16,794,883	Series 3819-ZU	5.50%		07/15/2034	18,780,512
35,500,000	Series 3824-EY	3.50%		03/15/2031	38,456,128
3,350,433	Series 3828-SW	11.63%	# I/F	02/15/2041	4,799,961
16,193,072	Series 3829-VZ	4.00%		03/15/2041	17,468,445
6,551,595	Series 3843-PZ	5.00%		04/15/2041	8,152,032
212,856	Series 3845-LS	11.78%	# I/F	03/15/2041	211,804
49,456,580	Series 3863-ZA	5.50%		08/15/2034	55,091,623
10,229,000	Series 3870-PB	4.50%		06/15/2041	11,327,382
76,808,408	Series 3871-LZ	5.50%		06/15/2041	89,269,358
23,851,736	Series 3872-BA	4.00%		06/15/2041	25,122,313
19,371,528	Series 3877-EY	4.50%		06/15/2041	21,029,161
10,508,206	Series 3877-GY	4.50%		06/15/2041	11,354,444
48,972,954	Series 3877-ZU	4.50%		06/15/2041	51,891,174
32,572,479	Series 3888-ZG	4.00%		07/15/2041	35,292,916
20,179,230	Series 3888-ZU	4.50%		06/15/2041	23,735,222
10,321,723	Series 3900-SB	5.45%	# I/F I/O	07/15/2041	1,415,763
43,550,800	Series 3901-VZ	4.00%		07/15/2041	47,511,458
23,196,708	Series 3910-GZ	5.00%		08/15/2041	28,783,278
10,309,648	Series 3910-ZE	5.00%		10/15/2034	11,507,616
12,330,000	Series 3919-KL	4.50%		09/15/2041	13,459,862
29,444,509	Series 3919-ZJ	4.00%		09/15/2041	32,251,719
5,404,832	Series 3942-JZ	4.00%		10/15/2041	5,648,214
12,169,401	Series 3944-AZ	4.00%		10/15/2041	12,669,059
6,730,477	Series 3946-SM	13.13%	# I/F	10/15/2041	7,103,766
8,288,182	Series 3957-DZ	3.50%		11/15/2041	8,646,198
10,000,000	Series 3964-VM	4.00%		11/15/2034	10,850,263
47,435,245	Series 3969-AB	4.00%		10/15/2033	50,507,464
11,771,492	Series 3982-AZ	3.50%		01/15/2042	12,595,976
59,144,685	Series 3990-ZA	3.50%		01/15/2042	63,852,094
18,012,729	Series 3999-EZ	4.00%		02/15/2042	19,416,518
50,435,640	Series 3999-ZB	4.00%		02/15/2042	55,582,345
28,596,922	Series 4016-KZ	4.00%		03/15/2042	32,962,253
22,911,966	Series 4050-BC	2.00%		05/15/2041	23,053,791
71,098,189	Series 4057-ZA	4.00%		06/15/2042	80,498,635
70,838,361	Series 4084-TZ	4.00%		07/15/2042	80,978,674
11,189,560	Series 4097-TG	2.00%		05/15/2039	11,302,663
39,729,367	Series 4097-ZA	3.50%		08/15/2042	43,397,000
97,063,000	Series 4109-GE	4.50%		10/15/2041	108,993,402
23,569,547	Series 4109-KD	3.00%		05/15/2032	23,867,025
5,252,900	Series 4121-AV	3.00%		12/15/2035	5,508,496
64,537,135	Series 4160-HP	2.50%		01/15/2033	66,799,787
28,324,903	Series 4162-ZJ	3.00%		02/15/2033	28,246,273
5,964,711	Series 4165-ZT	3.00%		02/15/2043	5,837,305
40,747,006	Series 4174-Z	3.50%		03/15/2043	45,182,701
101,547,223	Series 4179-AZ	4.00%		01/15/2041	117,082,120
29,968,800	Series 4183-ZB	3.00%		03/15/2043	29,810,292
21,363,197	Series 4186-ZJ	3.00%		03/15/2033	21,624,516
13,000,000	Series 4189-ML	3.00%		04/15/2038	13,469,013
189,585,546	Series 4212-US	4.77%	# I/F	06/15/2043	188,612,347
14,871,178	Series 4215-KC	2.25%		03/15/2038	15,104,236
82,977,312	Series 4223-US	4.80%	# I/F	07/15/2043	83,394,729
22,695,991	Series 4223-ZV	4.00%		07/15/2043	26,006,269
28,087,893	Series 4229-TZ	3.00%		06/15/2043	27,921,810
28,369,989	Series 4229-ZA	4.00%		07/15/2043	32,362,276
22,577,785	Series 4249-CS	4.26%	# I/F	09/15/2043	23,013,114
20,882,820	Series 4250-BZ	3.00%		09/15/2033	21,320,908
20,978,032	Series 4267-BZ	4.00%		10/15/2040	23,017,264
92,929,424	Series 4323-GA	3.00%		06/15/2040	95,900,749
17,504,168	Series 4355-ZX	4.00%		05/15/2044	20,231,402
37,301,061	Series 4360-KA	3.00%		05/15/2040	38,819,524
61,309,076	Series 4375-CG	3.00%		04/15/2039	63,656,742
14,369,554	Series 4376-GZ	3.00%		08/15/2044	14,822,733
45,684,287	Series 4377-LZ	3.00%		08/15/2044	46,983,238
55,552,872	Series 4377-UZ	3.00%		08/15/2044	55,145,658
8,743,618	Series 4379-KA	3.00%		08/15/2044	9,104,381
29,366,506	Series 4384-A	3.00%		12/15/2040	30,423,607

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
24,971,790	Series 4384-ZY	3.00%		09/15/2044	25,433,613
4,740,538	Series 4386-US	7.22%	# I/F	09/15/2044	4,717,291
251,300,622	Series 4390-NY	3.00%		06/15/2040	260,578,439
126,561,439	Series 4390-NZ	3.00%		09/15/2044	130,482,414
65,747,155	Series 4391-MA	3.00%		07/15/2040	68,328,651
87,814,569	Series 4408-PB	3.00%		04/15/2044	90,311,823
13,005,133	Series 4419-TB	3.00%		02/15/2040	13,109,657
124,044,978	Series 4427-CE	3.00%		02/15/2034	129,347,057
76,098,411	Series 4427-MA	3.00%		02/15/2034	79,300,130
44,990,163	Series 4427-PS	5.08%	# I/F I/O	07/15/2044	6,828,868
63,093,041	Series 4429-HA	3.00%		04/15/2034	65,578,724
24,117,433	Series 4434-LZ	3.00%		02/15/2045	23,892,246
17,723,325	Series 4438-B	3.00%		10/15/2043	18,331,926
9,017,823	Series 4441-VZ	3.00%		02/15/2045	9,212,403
68,161,706	Series 4444-CH	3.00%		01/15/2041	70,701,179
26,214,601	Series 4444-CZ	3.00%		02/15/2045	26,730,263
65,990,555	Series 4447-A	3.00%		06/15/2041	68,597,769
24,419,804	Series 4447-YZ	4.00%		08/15/2043	27,795,885
7,844,768	Series 4450-JZ	3.00%		03/15/2045	7,890,662
6,822,082	Series 4461-LZ	3.00%		03/15/2045	6,948,393
8,046,398	Series 4462-ZA	3.00%		04/15/2045	8,163,391
46,951,232	Series 4463-ZC	3.00%		04/15/2045	48,484,106
26,084,018	Series 4467-ZA	3.00%		04/15/2045	26,775,573
196,321,244	Series 4471-BA	3.00%		12/15/2041	202,459,326
170,712,211	Series 4471-BC	3.00%		12/15/2041	178,083,359
149,739,706	Series 4471-GA	3.00%		02/15/2044	155,373,692
68,927,273	Series 4481-B	3.00%		12/15/2042	71,196,855
277,107,848	Series 4483-CA	3.00%		06/15/2044	289,430,058
165,651,981	Series 4483-PA	2.50%		06/15/2045	169,469,613
15,572,451	Series 4484-ZL	3.00%		06/15/2045	15,928,763
8,332,933	Series 4492-GZ	3.50%		07/15/2045	8,860,091
50,121,203	Series 4498-PD	2.50%		08/15/2042	50,828,253
39,582,691	Series 4499-AB	3.00%		06/15/2042	40,851,705
69,336,306	Series 4504-CA	3.00%		04/15/2044	72,408,251
44,116,486	Series 4511-QA	3.00%		01/15/2041	45,330,858
34,726,837	Series 4511-QC	3.00%		12/15/2040	35,771,150
80,007,974	Series 4527-CA	3.00%		02/15/2044	83,285,037
195,534,315	Series 4527-GA	3.00%		02/15/2044	203,970,408
186,170,789	Series 4533-AB	3.00%		06/15/2044	191,682,115
160,507,881	Series 4543-HG	2.70%		04/15/2044	164,127,430
262,500,757	Series 4573-CA	3.00%		11/15/2044	274,331,561
90,348,509	Series 4573-DA	3.00%		03/15/2045	94,416,613
189,351,120	Series 4582-HA	3.00%		09/15/2045	197,026,695
93,735,368	Series 4588-DA	3.00%		02/15/2044	96,577,105
102,333,192	Series R003-ZA	5.50%		10/15/2035	117,773,572

	Federal Home Loan Mortgage Corporation Pass-Thru,
286,061,335	Pool Z40117	3.00%		04/01/2045	297,621,020
6,583,000	Series K054-A2	2.75%		01/25/2026	6,955,783

	Federal National Mortgage Association,
197,822,573	Pool AS7661	3.00%		08/01/2046	203,080,064
189,593,528	Pool MA2621	3.50%		05/01/2046	196,695,438
138,099,951	Pool MA2649	3.00%		06/01/2046	141,698,446
152,473,536	Pool MA2737	3.00%		09/01/2046	158,715,056
1,255,279	Series 2002-70-QZ	5.50%		11/25/2032	1,399,550
1,986,896	Series 2002-75-ZG	5.50%		11/25/2032	2,256,530
1,123,750	Series 2003-117-KS	6.57%	# I/F I/O	08/25/2033	46,450
24,701,476	Series 2003-129-ZT	5.50%		01/25/2034	28,591,400
4,982,811	Series 2003-29-ZL	5.00%		04/25/2033	5,552,750
2,524,734	Series 2003-64-ZG	5.50%		07/25/2033	2,803,616
21,507,141	Series 2003-84-PZ	5.00%		09/25/2033	23,965,868
16,426,021	Series 2003-W17-1A7	5.75%		08/25/2033	18,733,371
5,653,542	Series 2004-46-PJ	5.47%	# I/F I/O	03/25/2034	801,376
4,507,181	Series 2004-51-XP	7.17%	# I/F I/O	07/25/2034	924,216
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,795,808
2,100,475	Series 2004-W4-A5	5.50%		06/25/2034	2,197,651
388,078	Series 2005-107-EG	4.50%		01/25/2026	421,862
1,195,765	Series 2005-37-ZK	4.50%		05/25/2035	1,292,062
11,202,741	Series 2005-87-SE	5.52%	# I/F I/O	10/25/2035	2,121,159
9,110,663	Series 2005-87-SG	6.17%	# I/F I/O	10/25/2035	1,603,301
7,323,891	Series 2006-101-SA	6.05%	# I/F I/O	10/25/2036	1,474,157
3,032,603	Series 2006-123-LI	5.79%	# I/F I/O	01/25/2037	608,721
2,522,624	Series 2006-16-HZ	5.50%		03/25/2036	2,739,804
12,985,239	Series 2006-56-SM	6.22%	# I/F I/O	07/25/2036	2,272,525

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
19,170,086	Series 2006-60-YI	6.04%	# I/F I/O	07/25/2036	4,750,896
1,919,265	Series 2006-93-SN	6.07%	# I/F I/O	10/25/2036	315,500
13,381,935	Series 2007-109-VZ	5.00%		10/25/2035	15,250,689
2,243,517	Series 2007-116-BI	5.72%	# I/F I/O	05/25/2037	372,492
12,021,386	Series 2007-14-PS	6.28%	# I/F I/O	03/25/2037	2,358,650
5,653,094	Series 2007-30-OI	5.91%	# I/F I/O	04/25/2037	1,163,364
1,424,278	Series 2007-30-SI	5.58%	# I/F I/O	04/25/2037	196,225
6,276,272	Series 2007-32-SG	5.57%	# I/F I/O	04/25/2037	1,039,290
5,117,368	Series 2007-57-SX	6.09%	# I/F I/O	10/25/2036	948,131
7,864,753	Series 2007-60-VZ	6.00%		07/25/2037	9,055,719
3,643,429	Series 2007-71-GZ	6.00%		07/25/2047	4,060,501
6,041,806	Series 2007-75-ID	5.34%	# I/F I/O	08/25/2037	1,188,899
1,870,555	Series 2007-9-SD	6.12%	# I/F I/O	03/25/2037	259,249
1,598,678	Series 2008-27-B	5.50%		04/25/2038	1,709,044
7,413,783	Series 2008-29-ZA	4.50%		04/25/2038	8,124,240
13,998,346	Series 2008-48-BE	5.00%		06/25/2034	15,604,513
2,797,980	Series 2008-48-SD	5.47%	# I/F I/O	06/25/2037	364,777
2,954,879	Series 2008-53-LI	5.62%	# I/F I/O	07/25/2038	380,723
2,889,538	Series 2008-57-SE	5.47%	# I/F I/O	02/25/2037	357,445
1,963,375	Series 2008-5-MS	5.72%	# I/F I/O	02/25/2038	365,007
2,585,386	Series 2008-61-SC	5.47%	# I/F I/O	07/25/2038	350,936
2,983,049	Series 2008-62-SC	5.47%	# I/F I/O	07/25/2038	398,568
4,006,958	Series 2008-65-SA	5.47%	# I/F I/O	08/25/2038	589,804
4,122,202	Series 2008-81-LP	5.50%		09/25/2038	4,527,417
12,502,250	Series 2009-106-EZ	4.50%		01/25/2040	13,363,454
3,443,005	Series 2009-111-SE	5.72%	# I/F I/O	01/25/2040	434,018
1,025,514	Series 2009-16-MZ	5.00%		03/25/2029	1,141,316
6,890,820	Series 2009-42-SI	5.47%	# I/F I/O	06/25/2039	1,045,373
3,886,701	Series 2009-42-SX	5.47%	# I/F I/O	06/25/2039	534,157
3,358,902	Series 2009-47-SA	5.57%	# I/F I/O	07/25/2039	418,831
1,422,689	Series 2009-48-WS	5.42%	# I/F I/O	07/25/2039	153,214
9,224,548	Series 2009-49-S	6.22%	# I/F I/O	07/25/2039	1,963,577
1,317,862	Series 2009-51-BZ	4.50%		07/25/2039	1,408,152
2,689,490	Series 2009-54-EZ	5.00%		07/25/2039	2,937,998
2,872,214	Series 2009-70-SA	5.27%	# I/F I/O	09/25/2039	312,194
9,750,768	Series 2009-80-PM	4.50%		10/25/2039	10,629,220
4,846,938	Series 2009-83-Z	4.50%		10/25/2039	5,178,841
20,077,405	Series 2009-85-ES	6.70%	# I/F I/O	01/25/2036	3,786,534
27,292,403	Series 2009-85-JS	6.22%	# I/F I/O	10/25/2039	5,901,112
4,653,754	Series 2009-90-IB	5.19%	# I/F I/O	04/25/2037	632,407
3,066,617	Series 2009-94-BC	5.00%		11/25/2039	3,304,862
23,661,338	Series 2010-101-SA	3.95%	# I/F I/O	09/25/2040	3,319,520
13,599,788	Series 2010-101-ZC	4.50%		09/25/2040	14,711,480
39,103,743	Series 2010-101-ZH	4.50%		07/25/2040	41,938,651
8,757,975	Series 2010-10-SA	5.82%	# I/F I/O	02/25/2040	1,553,384
4,028,206	Series 2010-10-ZA	4.50%		02/25/2040	4,235,736
2,288,970	Series 2010-111-S	5.42%	# I/F I/O	10/25/2050	364,862
7,612,521	Series 2010-116-Z	4.00%		10/25/2040	8,168,944
3,799,148	Series 2010-117-SA	3.97%	# I/F I/O	10/25/2040	360,889
6,415,838	Series 2010-120-KD	4.00%		10/25/2040	6,896,142
43,344,895	Series 2010-121-SD	3.97%	# I/F I/O	10/25/2040	4,514,995
242,685	Series 2010-126-SU	49.24%	# I/F	11/25/2040	963,371
178,693	Series 2010-126-SX	13.43%	# I/F	11/25/2040	345,830
10,589,135	Series 2010-128-HZ	4.00%		11/25/2040	11,168,811
7,912,744	Series 2010-132-Z	4.50%		11/25/2040	8,473,236
88,008	Series 2010-137-VS	13.43%	# I/F	12/25/2040	139,326
973,705	Series 2010-142-AV	4.00%		11/25/2029	974,989
19,405,529	Series 2010-142-AZ	4.00%		12/25/2040	20,332,603
22,473,904	Series 2010-148-SA	6.12%	# I/F I/O	01/25/2026	3,240,454
33,969,205	Series 2010-150-ZA	4.00%		01/25/2041	36,708,512
17,121,170	Series 2010-16-SA	4.92%	# I/F I/O	03/25/2040	2,087,704
3,809,090	Series 2010-21-DZ	5.00%		03/25/2040	4,300,231
2,915,507	Series 2010-21-KS	4.42%	# I/F I/O	03/25/2040	237,228
1,384,068	Series 2010-2-GS	5.92%	# I/F I/O	12/25/2049	132,228
4,029,702	Series 2010-2-MS	5.72%	# I/F I/O	02/25/2050	547,454
4,158,683	Series 2010-31-SA	4.47%	# I/F I/O	04/25/2040	412,291
10,570,265	Series 2010-31-VZ	4.00%		04/25/2040	11,099,683
8,000,048	Series 2010-34-PS	4.40%	# I/F I/O	04/25/2040	713,896
1,596,172	Series 2010-35-ES	5.92%	# I/F I/O	04/25/2040	205,552
2,275,387	Series 2010-35-SV	5.92%	# I/F I/O	04/25/2040	284,630
2,377,996	Series 2010-46-MS	4.42%	# I/F I/O	05/25/2040	209,699
19,254,471	Series 2010-49-ZW	4.50%		05/25/2040	20,436,205
4,324,998	Series 2010-4-SK	5.70%	# I/F I/O	02/25/2040	759,733
1,905,549	Series 2010-58-ES	11.12%	# I/F	06/25/2040	2,254,182

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	33

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
11,279,710	Series 2010-59-MS	5.24%	# I/F I/O	06/25/2040	1,947,722
18,369,045	Series 2010-59-PS	5.92%	# I/F I/O	03/25/2039	1,529,387
11,896,489	Series 2010-59-SC	4.47%	# I/F I/O	01/25/2040	1,622,009
1,985,196	Series 2010-60-VZ	5.00%		10/25/2039	2,127,970
1,236,022	Series 2010-61-EL	4.50%		06/25/2040	1,340,488
13,406,980	Series 2010-64-EZ	5.00%		06/25/2040	14,949,534
39,368,039	Series 2010-76-ZK	4.50%		07/25/2040	43,193,124
10,780,421	Series 2010-79-CZ	4.00%		07/25/2040	11,289,231
38,671,218	Series 2010-79-VZ	4.50%		07/25/2040	43,682,041
7,776,038	Series 2010-84-ZC	4.50%		08/25/2040	8,436,146
15,552,043	Series 2010-84-ZD	4.50%		08/25/2040	16,872,256
18,144,288	Series 2010-84-ZG	4.50%		08/25/2040	19,242,974
2,216,707	Series 2010-90-SA	5.32%	# I/F I/O	08/25/2040	266,093
3,061,850	Series 2010-94-Z	4.50%		08/25/2040	3,273,429
8,668,587	Series 2010-99-SG	22.38%	# I/F	09/25/2040	14,974,938
4,388,566	Series 2010-9-DS	4.77%	# I/F I/O	02/25/2040	555,907
34,047,507	Series 2011-106-LZ	3.50%		10/25/2041	35,786,637
520,021	Series 2011-110-LS	9.05%	# I/F	11/25/2041	734,360
16,245,466	Series 2011-111-CZ	4.00%		11/25/2041	17,127,043
8,499,708	Series 2011-111-EZ	5.00%		11/25/2041	9,678,986
8,878,472	Series 2011-111-VZ	4.00%		11/25/2041	9,256,515
30,000,000	Series 2011-131-PB	4.50%		12/25/2041	34,674,318
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	31,859,498
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	41,858,526
2,098,445	Series 2011-17-SA	5.94%	# I/F I/O	03/25/2041	300,214
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	11,598,595
4,744,126	Series 2011-27-BS	7.95%	# I/F	04/25/2041	5,491,942
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	60,106,245
18,809,084	Series 2011-2-GZ	4.00%		02/25/2041	19,931,399
5,869,545	Series 2011-2-VD	4.00%		07/25/2027	5,901,477
60,112,133	Series 2011-32-X	4.00%		04/25/2041	62,846,381
10,030,932	Series 2011-36-VZ	4.50%		05/25/2041	10,761,484
28,644,593	Series 2011-37-Z	4.50%		05/25/2041	31,368,379
8,266,184	Series 2011-38-BZ	4.00%		05/25/2041	8,760,801
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	9,233,221
24,281,547	Series 2011-39-ZD	4.00%		02/25/2041	25,977,409
7,339,419	Series 2011-40-LZ	4.50%		05/25/2041	7,878,401
14,965,475	Series 2011-42-MZ	4.50%		05/25/2041	16,308,681
18,589,961	Series 2011-45-ZA	4.00%		05/25/2031	20,282,456
23,875,683	Series 2011-45-ZB	4.50%		05/25/2041	26,399,968
6,106,617	Series 2011-48-SC	8.15%	# I/F	06/25/2041	6,363,054
17,687,548	Series 2011-58-SA	6.02%	# I/F I/O	07/25/2041	3,522,953
2,923,817	Series 2011-59-MA	4.50%		07/25/2041	3,169,766
13,969,748	Series 2011-60-EL	3.00%		07/25/2026	14,920,141
86,096	Series 2011-63-ZE	4.00%		08/25/2038	86,070
30,052,445	Series 2011-64-DB	4.00%		07/25/2041	32,356,140
10,816,878	Series 2011-74-KL	5.00%		06/25/2040	11,979,048
25,011,599	Series 2011-77-Z	3.50%		08/25/2041	26,630,275
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	22,328,075
25,035,916	Series 2011-99-CZ	4.50%		10/25/2041	29,505,989
115,502,281	Series 2011-99-DZ	5.00%		10/25/2041	131,198,002
11,881,540	Series 2012-104-Z	3.50%		09/25/2042	12,732,906
11,301,165	Series 2012-111-LB	3.50%		05/25/2041	11,975,225
39,711,012	Series 2012-111-MJ	4.00%		04/25/2042	42,708,891
28,616,330	Series 2012-114-DC	2.00%		08/25/2039	28,906,525
117,668,329	Series 2012-122-AD	2.00%		02/25/2040	119,061,169
90,238,052	Series 2012-122-DB	3.00%		11/25/2042	92,965,019
99,889,569	Series 2012-125-LA	3.00%		11/25/2042	102,651,865
9,367,285	Series 2012-133-PB	6.50%		04/25/2042	10,635,395
59,051,911	Series 2012-144-PT	4.32%	#	11/25/2049	64,051,812
10,207,213	Series 2012-14-BZ	4.00%		03/25/2042	11,410,860
23,327,477	Series 2012-15-PZ	4.00%		03/25/2042	26,433,190
17,605,888	Series 2012-20-ZT	3.50%		03/25/2042	19,042,158
53,858,657	Series 2012-30-DZ	4.00%		04/25/2042	61,098,737
44,283,785	Series 2012-31-Z	4.00%		04/25/2042	49,588,885
14,397,820	Series 2012-63-EB	2.00%		08/25/2040	14,557,521
31,815,824	Series 2012-74-Z	4.00%		07/25/2042	35,191,948
11,953,698	Series 2012-80-EA	2.00%		04/25/2042	11,542,288
23,375,761	Series 2012-86-ZC	3.50%		08/25/2042	25,547,769
32,568,559	Series 2012-96-VZ	3.50%		09/25/2042	34,706,633
53,378,611	Series 2012-98-BG	4.50%		08/25/2040	58,063,721
80,718,297	Series 2012-99-QE	3.00%		09/25/2042	84,205,602
24,369,473	Series 2013-130-ZE	3.00%		01/25/2044	24,527,919
21,895,823	Series 2013-133-ZT	3.00%		01/25/2039	22,094,230

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
11,660,933	Series 2013-36-Z	3.00%		04/25/2043	11,696,170
22,755,262	Series 2013-41-ZH	3.00%		05/25/2033	23,325,668
19,292,416	Series 2013-51-HS	4.77%	# I/F	04/25/2043	18,518,898
7,433,845	Series 2013-53-AB	1.50%		03/25/2028	7,375,762
7,993,619	Series 2013-58-SC	5.21%	# I/F	06/25/2043	7,772,609
120,069,103	Series 2013-81-ZQ	3.00%		08/25/2043	115,326,542
34,749,371	Series 2013-82-SH	5.52%	# I/F I/O	12/25/2042	5,384,457
25,085,478	Series 2013-8-Z	3.00%		02/25/2043	24,892,989
21,889,725	Series 2014-12-GZ	3.50%		03/25/2044	23,579,531
23,711,232	Series 2014-21-GZ	3.00%		04/25/2044	23,426,531
28,229,514	Series 2014-37-ZY	2.50%		07/25/2044	26,659,807
44,929,086	Series 2014-39-ZA	3.00%		07/25/2044	45,309,856
13,723,701	Series 2014-46-NZ	3.00%		06/25/2043	13,785,137
69,593,810	Series 2014-55-MA	3.00%		10/25/2039	71,978,929
6,018,118	Series 2014-56-AD	3.00%		01/25/2040	6,086,757
53,849,131	Series 2014-60-EZ	3.00%		10/25/2044	54,688,983
38,011,345	Series 2014-61-ZV	3.00%		10/25/2044	37,681,364
32,054,976	Series 2014-64-NZ	3.00%		10/25/2044	32,724,758
138,806,354	Series 2014-65-CD	3.00%		06/25/2040	144,294,341
11,287,143	Series 2014-67-DZ	3.00%		10/25/2044	11,709,316
134,207,329	Series 2014-68-MA	3.00%		11/25/2040	138,870,268
36,083,192	Series 2014-68-MZ	3.00%		11/25/2044	35,944,665
25,652,760	Series 2014-6-Z	2.50%		02/25/2044	24,568,071
57,595,754	Series 2014-73-CQ	3.00%		06/25/2040	59,935,501
20,369,340	Series 2014-77-VZ	3.00%		11/25/2044	20,311,343
32,406,791	Series 2014-82-YA	3.00%		04/25/2041	33,555,663
26,159,581	Series 2014-84-KZ	3.00%		12/25/2044	27,009,061
154,910,306	Series 2014-95-NA	3.00%		04/25/2041	160,897,373
197,332,630	Series 2014-M11-1A	3.22%	#	08/25/2024	211,574,284
106,678,962	Series 2015-09-HA	3.00%		01/25/2045	111,914,638
51,673,613	Series 2015-11-A	3.00%		05/25/2034	53,959,390
129,613,376	Series 2015-21-G	3.00%		02/25/2042	135,807,858
24,535,467	Series 2015-42-CA	3.00%		03/25/2044	25,601,667
77,374,226	Series 2015-49-A	3.00%		03/25/2044	81,147,999
19,769,805	Series 2015-63-KD	3.00%		07/25/2041	20,473,315
77,428,897	Series 2015-88-AC	3.00%		04/25/2043	80,206,915
219,003,894	Series 2015-88-BA	3.00%		04/25/2044	231,577,696
37,317,559	Series 2015-94-MA	3.00%		01/25/2046	38,161,052
70,044,769	Series 2016-02-JA	2.50%		02/25/2046	71,800,595
146,924,638	Series 2016-32-LA	3.00%		10/25/2044	153,624,313
130,771,633	Series 2016-72-PA	3.00%		07/25/2046	135,854,491
103,000,000	Series 2016-74-PA	3.00%		12/25/2044	106,000,720
14,959,417	Series 400-S4	4.92%	# I/F I/O	11/25/2039	2,204,332
135,306,351	Series 412-A3	3.00%		08/25/2042	140,238,386

	Federal National Mortgage Association Pass-Thru,
15,173,624	Pool 555743	5.00%		09/01/2033	17,055,013
16,376,522	Pool 735141	5.50%		01/01/2035	18,656,351
6,061,216	Pool 735230	5.50%		02/01/2035	6,897,353
11,521,170	Pool 735382	5.00%		04/01/2035	12,884,891
18,821,923	Pool 735402	5.00%		04/01/2035	21,047,322
13,185,570	Pool 735484	5.00%		05/01/2035	14,724,192
5,059,243	Pool 735667	5.00%		07/01/2035	5,685,275
4,250,697	Pool 735893	5.00%		10/01/2035	4,732,957
10,681,801	Pool 745275	5.00%		02/01/2036	11,892,964
794,426	Pool 745571	4.00%		01/01/2019	820,264
478,692	Pool 888695	5.00%		08/01/2037	531,459
2,172,581	Pool 888968	5.00%		08/01/2035	2,432,363
6,075,848	Pool 889509	6.00%		05/01/2038	6,979,850
10,762,336	Pool 889662	6.00%		06/01/2038	12,361,128
17,818,196	Pool 890549	4.00%		11/01/2043	19,455,717
19,966,936	Pool 890565	3.00%		11/01/2043	20,814,137
1,580,942	Pool 929321	5.50%		03/01/2038	1,788,388
1,291,093	Pool 931104	5.00%		05/01/2039	1,434,705
693,076	Pool 961410	6.00%		01/01/2038	794,282
358,565	Pool 975116	5.00%		05/01/2038	398,090
4,208,090	Pool 982036	6.00%		05/01/2038	4,822,574
3,327,879	Pool 985190	6.00%		08/01/2038	3,815,099
2,386,275	Pool 986864	6.50%		08/01/2038	2,793,527
2,386,508	Pool 987316	6.50%		09/01/2038	2,751,561
10,476,864	Pool 995070	5.50%		08/01/2037	11,922,519
38,304,644	Pool 995112	5.50%		07/01/2036	43,580,492
20,069,756	Pool 995203	5.00%		07/01/2035	22,552,523
1,594,272	Pool 995581	6.00%		01/01/2039	1,828,016

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
34,211,492	Pool 995849	5.00%	08/01/2036	38,425,470
28,248,263	Pool AB2123	4.00%	01/01/2031	30,612,205
666,051	Pool AB2370	4.50%	09/01/2035	705,936
3,047,538	Pool AB3713	4.00%	10/01/2031	3,275,534
14,536,918	Pool AB3796	3.50%	11/01/2031	15,491,762
7,025,831	Pool AB3850	4.00%	11/01/2041	7,391,134
11,343,677	Pool AB3923	4.00%	11/01/2041	11,925,518
47,429,561	Pool AB4167	3.50%	01/01/2032	50,592,197
46,549,469	Pool AB4261	3.50%	01/01/2032	49,650,384
7,894,622	Pool AB5084	3.50%	05/01/2032	8,448,518
17,700,884	Pool AB5156	3.50%	05/01/2032	18,889,237
28,924,129	Pool AB5212	3.50%	05/01/2032	30,843,323
10,942,275	Pool AB5243	4.00%	05/01/2042	11,513,175
41,362,605	Pool AB5911	3.00%	08/01/2032	43,531,494
11,471,887	Pool AB6280	3.00%	09/01/2042	11,972,858
17,864,098	Pool AB6349	3.00%	10/01/2032	18,798,521
51,530,767	Pool AB6750	3.00%	10/01/2032	54,231,523
24,514,793	Pool AB6751	3.00%	10/01/2032	25,800,950
143,971,142	Pool AB6854	3.00%	11/01/2042	150,097,594
104,938,821	Pool AB7077	3.00%	11/01/2042	109,387,871
84,936,560	Pool AB7344	3.00%	12/01/2032	89,396,184
39,378,612	Pool AB7776	3.00%	02/01/2043	41,096,608
47,833,178	Pool AB7877	3.00%	02/01/2043	49,915,137
20,945,756	Pool AB8418	3.00%	02/01/2033	22,047,711
32,224,894	Pool AB8520	3.00%	02/01/2033	33,915,730
35,659,427	Pool AB8703	3.00%	03/01/2038	37,204,939
18,103,014	Pool AB8858	3.00%	04/01/2033	19,055,460
30,054,848	Pool AB9020	3.00%	04/01/2038	31,359,640
28,929,488	Pool AB9197	3.00%	05/01/2033	30,451,630
85,396,194	Pool AB9406	3.00%	05/01/2033	89,887,008
18,694,858	Pool AB9409	3.00%	05/01/2033	19,673,786
846,035	Pool AC1032	5.00%	06/01/2040	877,565
35,509,634	Pool AD0189	5.50%	02/01/2039	40,394,583
17,283,997	Pool AD0500	5.50%	09/01/2036	19,677,463
1,234,387	Pool AD2177	4.50%	06/01/2030	1,355,581
1,718,555	Pool AD6438	5.00%	06/01/2040	1,911,723
1,262,553	Pool AD7859	5.00%	06/01/2040	1,407,757
12,065,316	Pool AH0607	4.00%	12/01/2040	13,073,529
1,633,591	Pool AH1140	4.50%	12/01/2040	1,732,957
12,167,200	Pool AH4437	4.00%	01/01/2041	12,802,259
2,642,620	Pool AH7309	4.00%	02/01/2031	2,842,767
14,371,175	Pool AH9323	4.00%	04/01/2026	15,268,300
528,405	Pool AI8889	4.00%	08/01/2041	555,353
8,268,908	Pool AI9831	4.00%	09/01/2041	8,691,103
1,464,522	Pool AJ1265	4.00%	09/01/2041	1,538,354
4,061,354	Pool AJ1399	4.00%	09/01/2041	4,269,546
12,923,389	Pool AJ1467	4.00%	10/01/2041	13,593,692
6,096,892	Pool AJ3392	4.00%	10/01/2041	6,409,023
2,602,256	Pool AJ3854	4.00%	10/01/2041	2,738,331
36,947,036	Pool AJ4118	4.00%	11/01/2041	38,869,761
8,888,648	Pool AJ4131	4.00%	10/01/2041	9,349,450
1,273,348	Pool AJ5172	4.00%	11/01/2041	1,337,856
45,359,810	Pool AJ5322	4.00%	11/01/2041	48,753,309
25,549,852	Pool AJ7677	3.50%	12/01/2041	26,521,831
4,098,514	Pool AJ8334	4.00%	12/01/2041	4,310,978
47,197,325	Pool AK0713	3.50%	01/01/2032	50,359,591
12,799,927	Pool AK4039	4.00%	02/01/2042	13,468,753
8,785,833	Pool AK4763	4.00%	02/01/2042	9,243,691
10,181,608	Pool AK9438	4.00%	03/01/2042	10,712,450
13,089,371	Pool AK9439	4.00%	03/01/2042	13,772,744
2,168,915	Pool AK9446	4.50%	03/01/2042	2,312,988
10,334,351	Pool AL1485	6.00%	01/01/2040	11,871,104
6,112,901	Pool AL1548	6.00%	07/01/2039	7,027,128
11,172,115	Pool AL1554	6.00%	01/01/2040	12,826,535
22,096,011	Pool AL1690	6.00%	05/01/2041	25,358,858
29,137,968	Pool AL1744	6.00%	10/01/2040	33,444,062
8,418,487	Pool AL1745	6.00%	03/01/2040	9,648,094
10,520,973	Pool AL1793	6.00%	01/01/2041	12,084,954
106,041,135	Pool AL3038	3.00%	01/01/2033	111,619,478
155,700,845	Pool AL3699	3.00%	06/01/2043	162,461,212
78,740,906	Pool AL3883	3.00%	07/01/2043	82,166,995
6,077,146	Pool AL4292	4.50%	04/01/2026	6,537,823
14,622,206	Pool AL4312	4.00%	10/01/2043	15,956,722
28,513,543	Pool AL6075	3.50%	09/01/2053	29,681,170

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
39,418,828	Pool AL6076	3.00%	06/01/2053	40,385,343
121,191,704	Pool AL6141	4.00%	04/01/2042	130,743,723
79,457,952	Pool AL6325	3.00%	10/01/2044	82,810,012
49,597,915	Pool AL6486	4.50%	02/01/2045	54,445,677
112,368,297	Pool AL6538	4.50%	06/01/2044	123,499,688
68,213,102	Pool AL8304	3.50%	03/01/2046	72,899,643
42,298,823	Pool AO2980	4.00%	05/01/2042	44,513,027
89,861,684	Pool AP4787	3.50%	09/01/2042	93,279,711
81,771,022	Pool AP4789	3.50%	09/01/2042	84,849,171
20,958,079	Pool AQ5541	3.00%	12/01/2042	21,846,763
25,766,563	Pool AR9856	3.00%	04/01/2043	26,859,758
44,779,814	Pool AS1927	4.50%	03/01/2044	49,146,060
44,382,996	Pool AS2038	4.50%	03/01/2044	48,644,091
39,545,920	Pool AS2517	4.50%	05/01/2044	43,340,044
19,014,018	Pool AS2551	4.50%	06/01/2044	20,838,266
18,884,312	Pool AS2765	4.50%	07/01/2044	20,696,115
51,430,041	Pool AS3201	3.00%	08/01/2034	53,992,395
22,796,006	Pool AS3456	3.00%	10/01/2034	23,934,065
50,413,772	Pool AS3666	3.00%	10/01/2034	52,928,502
202,434,588	Pool AS3961	3.00%	12/01/2044	210,721,269
58,954,803	Pool AS4154	3.00%	12/01/2044	61,368,124
40,571,091	Pool AS4212	3.00%	01/01/2035	42,599,397
63,172,546	Pool AS4281	3.00%	01/01/2035	66,330,412
36,713,446	Pool AS4345	3.50%	01/01/2045	39,229,971
47,036,773	Pool AS4360	3.00%	01/01/2035	49,387,386
363,629,326	Pool AS4625	3.00%	03/01/2045	378,514,529
151,767,926	Pool AS4645	3.00%	03/01/2045	157,980,561
55,616,432	Pool AS4779	3.00%	04/01/2035	58,417,102
54,086,105	Pool AS4780	3.00%	04/01/2035	56,812,695
73,698,632	Pool AS4840	3.00%	04/01/2035	77,405,856
35,657,994	Pool AS4881	3.00%	05/01/2035	37,456,683
36,275,719	Pool AS4882	3.00%	05/01/2035	38,104,696
88,418,813	Pool AS7473	3.00%	07/01/2046	90,737,038
11,770,527	Pool AS7610	2.50%	07/01/2046	11,862,921
64,988,213	Pool AX9696	3.00%	07/01/2045	66,684,458
98,813,716	Pool AY3974	3.00%	03/01/2045	102,858,665
36,451,843	Pool AY4295	3.00%	02/01/2045	37,399,774
18,571,179	Pool AY4296	3.00%	01/01/2045	19,047,615
17,910,650	Pool AY5471	3.00%	03/01/2045	18,378,385
26,145,008	Pool AZ0576	3.50%	04/01/2042	27,409,367
3,832,269	Pool MA0264	4.50%	12/01/2029	4,207,109
49,412	Pool MA0315	4.50%	01/01/2025	49,584
14,613,738	Pool MA0353	4.50%	03/01/2030	16,045,840
3,188,238	Pool MA0406	4.50%	05/01/2030	3,500,748
218,496	Pool MA0445	5.00%	06/01/2040	236,310
807,340	Pool MA0459	4.00%	07/01/2020	834,021
582,417	Pool MA0468	5.00%	07/01/2040	629,885
2,655,750	Pool MA0502	4.00%	08/01/2020	2,745,118
1,205,230	Pool MA0517	4.00%	09/01/2020	1,246,007
4,527,926	Pool MA0534	4.00%	10/01/2030	4,905,789
7,464,466	Pool MA0536	4.00%	10/01/2020	7,719,638
9,225,715	Pool MA0580	4.00%	11/01/2020	9,539,771
967,523	Pool MA0587	4.00%	12/01/2030	1,048,370
23,785,021	Pool MA0616	4.00%	01/01/2031	25,771,401
9,398,787	Pool MA0896	4.00%	11/01/2041	9,885,267
173,612,949	Pool MA0919	3.50%	12/01/2031	185,194,738
73,734,292	Pool MA0949	3.50%	01/01/2032	78,623,832
89,133,407	Pool MA0976	3.50%	02/01/2032	95,068,831
43,525,063	Pool MA1010	3.50%	03/01/2032	46,421,771
13,015,768	Pool MA1039	3.50%	04/01/2042	13,509,677
59,531,843	Pool MA1059	3.50%	05/01/2032	63,503,375
8,128,263	Pool MA1068	3.50%	05/01/2042	8,435,500
127,761,128	Pool MA1084	3.50%	06/01/2032	136,282,064
18,801,185	Pool MA1093	3.50%	06/01/2042	19,518,593
16,283,391	Pool MA1094	4.00%	06/01/2042	17,136,661
76,048,133	Pool MA1107	3.50%	07/01/2032	81,125,726
171,069,988	Pool MA1117	3.50%	07/01/2042	177,598,616
205,191,527	Pool MA1136	3.50%	08/01/2042	212,970,457
50,497,566	Pool MA1138	3.50%	08/01/2032	53,870,768
55,522,111	Pool MA1179	3.50%	09/01/2042	57,629,096
9,994,392	Pool MA1201	3.50%	10/01/2032	10,658,388
122,100,541	Pool MA1209	3.50%	10/01/2042	126,723,763
312,317,628	Pool MA1237	3.00%	11/01/2032	328,682,241
7,503,091	Pool MA1242	3.50%	11/01/2042	7,786,426

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	35

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
240,727,757	Pool MA1275	3.00%		12/01/2032	253,341,290
33,229,878	Pool MA1338	3.00%		02/01/2033	34,974,387
131,561,787	Pool MA1366	3.00%		03/01/2033	138,478,069
80,501,064	Pool MA1401	3.00%		04/01/2033	84,729,373
142,147,010	Pool MA1459	3.00%		06/01/2033	149,606,339
17,962,934	Pool MA1490	3.00%		07/01/2033	18,906,520
113,369,683	Pool MA2018	3.50%		09/01/2034	120,619,202
48,606,375	Pool MA2114	3.50%		12/01/2044	50,415,512
37,680,769	Pool MA2151	3.50%		01/01/2045	39,082,969
67,513,611	Pool MA2164	3.50%		02/01/2035	71,853,462
142,496,217	Pool MA2166	3.50%		02/01/2045	147,815,662
123,919,641	Pool MA2248	3.00%		04/01/2045	127,154,895
126,177,003	Pool MA2270	3.00%		05/01/2045	129,469,910
25,204,564	Pool MA2621	3.50%		04/01/2046	26,936,449
53,018,619	Pool MA2643	3.00%		06/01/2036	55,849,643
201,683,785	Pool MA2650	3.50%		06/01/2046	209,265,546
47,377,387	Pool MA2673	3.00%		07/01/2046	48,626,767
142,642,003	Pool MA2711	3.00%		08/01/2046	146,438,494
12,422,356	Pool MA3894	4.00%		09/01/2031	13,458,866

	Government National Mortgage Association,
8,633,642	Pool MA2511M	3.50%		01/20/2045	8,951,569
14,700,000	Series 2003-67-SP	6.57%	# I/F I/O	08/20/2033	3,758,934
8,557,791	Series 2003-86-ZK	5.00%		10/20/2033	9,599,007
4,041,419	Series 2004-49-Z	6.00%		06/20/2034	4,615,808
2,688,193	Series 2004-80-PH	5.00%		07/20/2034	2,786,332
8,692,545	Series 2004-83-CS	5.55%	# I/F I/O	10/20/2034	1,480,413
2,268,402	Series 2005-21-Z	5.00%		03/20/2035	2,520,850
23,235,378	Series 2005-39-ZB	5.00%		07/20/2034	25,935,220
915,552	Series 2006-24-CX	36.07%	# I/F	05/20/2036	2,288,342
11,861,673	Series 2007-26-SJ	4.16%	# I/F I/O	04/20/2037	1,108,981
7,173,473	Series 2008-2-SM	5.97%	# I/F I/O	01/16/2038	1,314,046
12,162,875	Series 2008-42-AI	7.16%	# I/F I/O	05/16/2038	3,700,667
5,368,005	Series 2008-43-SH	5.80%	# I/F I/O	05/20/2038	1,022,365
6,279,190	Series 2008-51-SC	5.72%	# I/F I/O	06/20/2038	1,082,451
3,978,287	Series 2008-51-SE	5.72%	# I/F I/O	06/16/2038	764,837
2,371,075	Series 2008-82-SM	5.52%	# I/F I/O	09/20/2038	409,905
4,085,606	Series 2008-83-SD	6.03%	# I/F I/O	11/16/2036	845,155
16,310,866	Series 2009-106-VZ	4.50%		11/20/2039	17,882,359
8,272,190	Series 2009-10-NS	6.12%	# I/F I/O	02/16/2039	1,761,316
3,651,306	Series 2009-24-SN	5.57%	# I/F I/O	09/20/2038	450,022
9,773,173	Series 2009-32-ZE	4.50%		05/16/2039	10,807,979
55,328,423	Series 2009-35-DZ	4.50%		05/20/2039	60,459,237
6,782	Series 2009-41-ZQ	4.50%		06/16/2039	8,697
5,603,711	Series 2009-48-Z	5.00%		06/16/2039	6,251,622
1,458,473	Series 2009-50-KP	4.50%		06/20/2039	1,548,434
5,183,772	Series 2009-69-TS	5.67%	# I/F I/O	04/16/2039	732,027
8,530,383	Series 2009-75-GZ	4.50%		09/20/2039	9,214,694
6,720,215	Series 2009-87-IG	6.21%	# I/F I/O	03/20/2037	889,145
48,099,328	Series 2010-106-PS	5.52%	# I/F I/O	03/20/2040	6,606,053
12,519,420	Series 2010-1-SA	5.22%	# I/F I/O	01/16/2040	1,672,606
3,448,573	Series 2010-25-ZB	4.50%		02/16/2040	3,859,676
113,758,492	Series 2010-26-QS	5.72%	# I/F I/O	02/20/2040	19,488,001
9,820,278	Series 2010-42-AY	5.00%		11/20/2039	10,930,995
9,852,210	Series 2010-42-ES	5.15%	# I/F I/O	04/20/2040	1,462,435
3,027,706	Series 2010-61-AS	6.02%	# I/F I/O	09/20/2039	428,633
29,849,773	Series 2010-62-SB	5.22%	# I/F I/O	05/20/2040	4,588,164
9,384,425	Series 2010-62-ZG	5.50%		05/16/2040	10,679,157
7,833,334	Series 2011-18-SN	8.44%	# I/F	12/20/2040	9,365,261
8,333,334	Series 2011-18-YS	8.44%	# I/F	12/20/2040	9,965,886
7,917,676	Series 2011-51-UZ	4.50%		04/20/2041	8,601,144
5,034,225	Series 2011-69-OC	0.00%	P/O	05/20/2041	4,750,660
42,398,205	Series 2011-69-SB	4.82%	# I/F I/O	05/20/2041	5,882,874
26,515,247	Series 2011-71-ZA	4.50%		02/20/2041	29,087,881
15,700,674	Series 2011-72-AS	4.85%	# I/F I/O	05/20/2041	2,203,385
253,116	Series 2011-72-DO	0.00%	P/O	03/16/2033	253,054
11,584,837	Series 2011-72-SK	5.62%	# I/F I/O	05/20/2041	1,783,528
9,550,223	Series 2012-105-SE	5.67%	# I/F I/O	01/20/2041	756,168
19,187,086	Series 2012-52-PN	2.00%		12/20/2039	19,508,611
41,738,695	Series 2013-116-LS	5.62%	# I/F I/O	08/20/2043	6,949,622
37,981,620	Series 2013-136-CS	5.67%	# I/F I/O	09/16/2043	7,506,919
18,208,560	Series 2013-182-WZ	2.50%		12/20/2043	17,947,590
56,128,833	Series 2013-182-ZW	2.50%		12/20/2043	55,324,378
29,464,797	Series 2013-186-SG	5.72%	# I/F I/O	02/16/2043	3,962,523

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
27,978,717	Series 2013-26-MS	5.72%	# I/F I/O	02/20/2043	4,526,137
51,790,400	Series 2013-34-PL	3.00%		03/20/2042	53,229,635
55,853,587	Series 2014-163-PS	5.07%	# I/F I/O	11/20/2044	7,202,147
57,862,411	Series 2014-167-SA	5.07%	# I/F I/O	11/20/2044	7,716,433
81,961,881	Series 2014-21-SE	5.02%	# I/F I/O	02/20/2044	12,226,950
47,789,299	Series 2014-39-SK	5.67%	# I/F I/O	03/20/2044	7,856,279
38,547,217	Series 2014-59-DS	5.72%	# I/F I/O	04/16/2044	7,196,804
9,070,053	Series 2016-99-TL	2.00%		04/16/2044	8,333,505

	Total US Government / Agency Mortgage Backed Obligations (Cost $29,125,576,049)				30,278,512,281

SHORT TERM INVESTMENTS 13.0%
256,031,488	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		256,031,488
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/07/2016	99,998,000
150,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/12/2016	149,993,250
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/14/2016	99,994,500
150,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/19/2016	149,988,000
300,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/21/2016	299,973,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/25/2016	99,989,000
250,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/26/2016	249,971,250
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/28/2016	99,987,500
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		10/31/2016	99,986,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/01/2016	99,983,100
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/04/2016	99,981,300
200,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/09/2016	199,956,800
250,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/16/2016	249,935,750
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/21/2016	99,971,400
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/22/2016	99,970,800
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/23/2016	99,970,300
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/25/2016	99,969,100
140,000,000	Federal Home Loan Bank Discount Notes	0.00%		11/29/2016	139,953,380
125,000,000	Federal Home Loan Bank Discount Notes	0.00%		12/01/2016	124,948,750

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
200,000,000	Federal Home Loan Bank Discount Notes	0.00%		12/12/2016	199,902,800
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		12/13/2016	99,950,700
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		12/20/2016	99,945,800
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		12/21/2016	99,945,100
150,000,000	Federal Home Loan Bank Discount Notes	0.00%		12/28/2016	149,910,450
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		01/09/2017	99,929,200
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		01/17/2017	99,923,400
200,000,000	Federal Home Loan Bank Discount Notes	0.00%		01/23/2017	199,838,200
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		01/25/2017	99,917,700
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		01/26/2017	99,916,900
250,000,000	Federal Home Loan Bank Discount Notes	0.00%		03/24/2017	249,546,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		03/27/2017	99,815,300
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		04/19/2017	99,780,000
200,000,000	Federal Home Loan Bank Discount Notes	0.00%		05/25/2017	199,415,000
100,000,000	Federal Home Loan Bank Discount Notes	0.00%		12/16/2016	99,948,600
100,000,000	Federal Home Loan Banks	0.45%		10/07/2016	100,003,000
173,510,000	Federal Home Loan Banks	5.13%		10/19/2016	173,886,170
145,000,000	Federal Home Loan Banks	0.46%		10/25/2016	145,025,665
100,000,000	Federal Home Loan Banks	0.40%		10/28/2016	100,005,700
100,000,000	Federal Home Loan Banks	0.45%		11/16/2016	100,018,300
100,000,000	Federal Home Loan Banks	0.55%		11/25/2016	100,025,600
240,000,000	Federal Home Loan Banks	4.75%		12/16/2016	242,167,440
225,000,000	Federal Home Loan Banks	0.88%		05/24/2017	225,517,275
100,000,000	Federal Home Loan Banks	0.69%		07/26/2017	100,004,600
100,000,000	Federal Home Loan Banks	0.70%		09/01/2017	100,064,400
130,000,000	Federal Home Loan Banks	0.50%	#	09/29/2017	129,950,210
100,000,000	Federal Home Loan Mortgage Corporation	1.00%		06/29/2017	100,286,600
100,000,000	Federal Home Loan Mortgage Corporation	1.00%		07/28/2017	100,315,800

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.00%		03/10/2017	99,833,200
100,000,000	Federal Home Loan Mortgage Corporation Discount Notes	0.00%		04/21/2017	99,777,800
100,000,000	Federal National Mortgage Association	5.00%		02/13/2017	101,643,800
100,000,000	Federal National Mortgage Association Discount Notes	0.00%		03/27/2017	99,815,300
256,031,488	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		256,031,488
256,031,488	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		256,031,488
250,000,000	United States Treasury Bills	0.00%		10/27/2016	249,969,250
250,000,000	United States Treasury Bills	0.00%		03/30/2017	249,468,500

	Total Short Term Investments (Cost $8,045,728,658)				8,048,079,404

	Total Investments 100.7% (Cost $61,165,266,736)				62,336,771,131
	Liabilities in Excess of Other Assets (0.7)%				(463,186,034)

	NET ASSETS 100.0%				$61,873,585,097

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government / Agency Mortgage Backed Obligations	48.9%
Non-Agency Residential Collateralized Mortgage Obligations	20.5%
Short Term Investments	13.0%
Non-Agency Commercial Mortgage Backed Obligations	7.5%
Collateralized Loan Obligations	4.5%
US Government and Agency Obligations	3.5%
Asset Backed Obligations	2.8%
Other Assets and Liabilities	(0.7)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $11,300,847,248 or 18.3% of net assets.

¥	Illiquid security. At September 30, 2016, the value of these securities amounted to $867,477,195 or 1.4% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2016.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

P/O	Principal only security

♦	Seven-day yield as of September 30, 2016

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	37

Schedule of Investments DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.9%

	AVANT Loans Funding Trust,
1,618,090	Series 2016-B-A	3.92%	^	08/15/2019	1,628,407

	Castlelake Aircraft Securitization Trust,
6,402,730	Series 2015-1A-A	4.70%	^	12/15/2040	6,459,836
13,605,470	Series 2016-1-A	4.45%		08/15/2041	13,722,899

	Citi Held For Asset Issuance,
5,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	4,983,080

	DB Master Finance LLC,
14,775,000	Series 2015-1A-A2I	3.26%	^	02/20/2045	14,890,416
9,850,000	Series 2015-1A-A2II	3.98%	^	02/20/2045	10,090,112

	Harbour Aircraft Investments Ltd.,
3,718,300	Series 2016-1-A	4.70%		07/15/2041	3,758,409

	Hero Funding Trust,
9,238,067	Series 2016-1A-A	4.05%	^	09/20/2041	9,587,377

	MarketPlace Loan Trust,
4,734,993	Series 2015-CB1-A	4.00%	^	07/15/2021	4,734,029

	NP SPE II LLC,
14,318,285	Series 2016-1A-A1	4.16%	^	04/20/2046	14,662,399

	OneMain Financial Issuance Trust,
14,000,000	Series 2015-AA-A	3.19%	^	03/18/2026	14,159,655

	Shenton Aircraft Investment Ltd.,
9,274,672	Series 2015-1A-A	4.75%	^	10/15/2042	9,198,871

	SoFi Consumer Loan Program Trust,
4,000,000	Series 2016-2-A	3.09%	^	10/27/2025	4,012,579

	SoFi Professional Loan Program,
8,890,755	Series 2016-A-A2	2.76%	^	12/26/2036	9,119,689

	Springfield Funding Trust,
15,304,000	Series 2015-AA-A	3.16%	^	11/15/2024	15,502,300

	Spruce Asset Backed Securities Trust,
2,194,120	Series 2016-E1-A	4.32%	^	06/15/2028	2,201,110

	Westlake Automobile Receivables Trust,
7,000,000	Series 2016-1A-B	2.68%	^	09/15/2021	7,096,600

	Total Asset Backed Obligations (Cost $143,744,504)				145,807,768

BANK LOANS 2.4%

	Acadia Healthcare Company, Inc.,
1,841,217	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	02/16/2023	1,856,757

	AdvancePierre Foods, Inc.,
1,775,635	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/02/2023	1,792,725

	Air Canada,
1,090,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	09/21/2023	1,093,815

	Albertson’s Holdings LLC,
1,952,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	4.50%	#	08/25/2021	1,969,916

	AlixPartners LLP,
1,922,652	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/28/2022	1,928,661

	American Renal Holdings, Inc.,
1,807,064	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	08/20/2019	1,809,332

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Americold Realty Trust, Inc.,
1,840,388	Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	12/01/2022	1,862,251

	Ardagh Packaging Finance,
1,847,313	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	1,858,277

	Aspen Merger Sub, Inc.,
1,155,000	Senior Secured 1st Lien Term Loan	5.25%	#	09/26/2023	1,165,106

	Asurion LLC,
1,065,272	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/04/2022	1,072,196
889,175	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	893,439

	Avago Technologies Cayman Ltd,
1,872,839	Guaranteed Senior Secured 1st Lien Term Loan, B3	3.52%	#	02/01/2023	1,897,158

	Avantor Performance Materials Holdings, Inc.,
1,995,000	Guaranteed Senior Secured 1st Lien, Term Loan, Tranche B	6.00%	#	06/21/2022	2,002,481

	B&G Foods, Inc.,
1,921,300	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.84%	#	11/02/2022	1,936,911

	B/E Aerospace, Inc.,
1,878,715	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.76%	#	12/16/2021	1,903,082

	Beacon Roofing Supply, Inc.,
1,815,642	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/03/2022	1,821,997

	Berry Plastics Corporation,
1,867,282	Guaranteed Senior Secured 1st Lien Term Loan, Tranche H	3.75%	#	10/03/2022	1,875,712

	Boyd Gaming Corporation,
1,935,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.52%	#	09/15/2023	1,952,415

	Burger King Corporation,
1,879,871	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	12/10/2021	1,895,728

	Camelot Finance LP,
1,085,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/15/2023	1,087,984

	Capital Automotive LP,
1,959,964	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	1,977,427

	Cengage Learning, Inc.,
1,311,713	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/07/2023	1,312,887

	Charter Communications Operating LLC,
1,885,662	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/24/2023	1,900,191

	CHG Healthcare, Inc.,
1,835,745	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/07/2023	1,855,534

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cortes NP Acquisition Corporation,
1,585,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	12/31/2023	1,537,450

	CSC Holdings LLC,
1,875,563	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	10/11/2022	1,883,571

	CSM Bakery Supplies LLC,
1,821,793	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	1,744,367

	Dealer Tire LLC,
1,807,796	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	1,825,874

	Dell International LLC,
1,957,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	09/07/2023	1,970,895

	Dollar Tree, Inc.,
619,271	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	3.06%	#	07/06/2022	624,593

	EFS Cogen Holdings I LLC,
1,781,256	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/28/2023	1,802,631

	Eldorado Resorts, Inc.,
1,960,788	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	1,970,592

	Emerald Expositions Holdings, Inc.,
1,861,395	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	1,869,836

	Endo Luxembourg Finance I Company S.A.R.L.,
1,970,872	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	09/26/2022	1,968,951

	Energy Transfer Equity LP,
1,896,000	Senior Secured 1st LienTerm Loan	3.29%	#	12/02/2019	1,886,321

	Ensemble S Merger Sub, Inc.,
1,874,159	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/30/2022	1,877,673

	Envision Healthcare Corporation,
1,951,622	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	10/28/2022	1,963,127

	Federal-Mogul Holdings Corporation,
616,489	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	597,442

	Ferrara Candy Company,
1,955,100	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	06/15/2023	1,971,797

	Filtration Group, Inc.,
1,885,810	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/20/2020	1,896,889

	First Data Corporation,
1,964,639	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.53%	#	03/24/2021	1,981,417

	Four Seasons Holdings, Inc.,
1,851,067	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	1,864,182

	Galleria Company,
1,890,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/26/2023	1,901,501

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Global Payments, Inc.,
1,798,493	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.02%	#	04/21/2023	1,819,625

	GTCR Valor Companies, Inc.,
1,017,450	Senior Secured 1st Lien Term Loan, Tranche B	7.00%	#	06/16/2023	973,257

	Guggenheim Partners Investment Management Holdings LLC,
1,554,937	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	07/22/2020	1,566,404

	Harbor Freight Tools USA, Inc.,
1,960,000	Senior Secured 1st Lien Term Loan	4.00%	#	08/18/2023	1,973,475

	Hertz Corporation,
1,880,288	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/30/2023	1,899,485

	Hostess Brands LLC,
1,868,573	Senior Secured 1st Lien Term Loan	4.50%	#	08/03/2022	1,884,344

	Huntsman International LLC,
1,875,799	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	04/03/2023	1,891,340

	JDA Software Group, Inc.,
620,000	Senior Secured 1st Lien Term Loan	4.50%	#	09/22/2023	621,550

	Jeld-Wen, Inc.,
1,858,181	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2022	1,872,507

	Jo-Ann Stores LLC,
1,350,000	Senior Secured 1st Lien Term Loan	6.00%	#	09/29/2023	1,329,750

	Kar Auction Services, Inc.,
1,844,730	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.38%	#	03/09/2023	1,871,829

	Keurig Green Mountain, Inc.,
932,663	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/03/2023	946,265

	KIK Custom Products, Inc.,
1,882,441	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/26/2022	1,887,147

	Kloeckner Pentaplast of America, Inc.,
1,252,407	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	1,267,279

	KP Germany Erste GmbH,
535,217	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	541,572

	Leslie’s Poolmart, Inc.,
1,955,000	Senior Secured 1st Lien Term Loan, Tranch B	5.25%	#	08/16/2023	1,970,884

	Level 3 Financing, Inc.,
1,920,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	1,933,373

	Life Time Fitness, Inc.,
1,966,079	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/10/2022	1,970,817

	Live Nation Entertainment, Inc.,
1,953,239	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.59%	#	08/14/2020	1,963,924

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	39

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Manitowoc Foodservice, Inc.,
1,841,926	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	03/03/2023	1,869,168

	Match Group, Inc.,
1,820,313	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	11/16/2022	1,833,401

	McGraw Hill Financial, Inc.,
1,384,530	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	05/04/2022	1,395,606

	MGM Growth Properties,
1,908,547	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/25/2023	1,928,234

	Michaels Stores, Inc.,
1,872,085	Guaranteed Senior Secured 1st Lien Term Loan, Tranch B1	3.75%	#	01/27/2023	1,882,035

	Microsemi Corporation,
1,755,066	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/17/2023	1,774,398

	Mitchell International, Inc.,
519,206	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	508,985

	Mohegan Tribal Gaming Authority,
770,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	09/30/2023	762,300

	MPH Acquisition Holdings LLC,
1,743,239	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/07/2023	1,767,479

	National Vision, Inc.,
1,867,013	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	1,850,676

	NBTY, Inc.,
1,952,158	Senior Secured 1 Lien Term Loan, Tranche B	5.00%	#	05/05/2023	1,963,997

	Nexstar Broadcasting, Inc.,
770,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	09/26/2023	774,651

	Nord Anglia Education Finance LLC,
1,937,647	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/31/2021	1,944,923

	NXP BV,
1,832,477	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.41%	#	12/07/2020	1,842,904

	ON Semiconductor Corporation,
1,802,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/31/2023	1,812,785

	Party City Holdings, Inc.,
1,912,540	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/19/2022	1,921,931

	Pharmaceutical Product Development LLC,
1,955,631	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2022	1,965,067

	Pinnacle Food Finance LLC,
1,912,109	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.28%	#	01/13/2023	1,930,513

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PODS LLC,
1,971,409	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	02/02/2022	1,984,549

	PolyOne Corporation,
1,866,435	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	11/11/2022	1,887,432

	PQ Corporation,
1,911,210	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	11/04/2022	1,928,736

	Press Ganey Holdings, Inc.,
1,355,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	12/31/2023	1,348,225

	Revlon Consumer Products Corporation,
1,965,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	09/07/2023	1,971,357

	Reynolds Group Holdings, Inc.,
2,500,807	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	02/06/2023	2,512,136

	Scientific Games International, Inc.,
1,962,098	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	1,968,367

	Seahawk Holding Ltd.,
1,560,000	Senior Secured 1st Lien Term Loan	7.00%	#	09/27/2022	1,549,860

	Serta Simmons Holdings LLC,
1,916,672	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	1,926,859

	Solarwinds Holdings, Inc.,
1,885,275	Guaranteed Senior Secured 1st Lien, Tranche B	5.50%	#	02/03/2023	1,906,013

	Solenis International LP,
743,299	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	743,358

	Summit Materials LLC,
1,866,572	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	07/18/2022	1,876,605

	Surgery Center Holdings, Inc.,
1,923,730	Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	11/03/2020	1,927,337

	T-Mobile USA, Inc.,
1,911,148	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	11/09/2022	1,929,467

	TransDigm, Inc.
505,575	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche F	3.75%	#	06/09/2023	506,404
561,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.75%	#	06/09/2023	562,671

	Tribune Media Company,
1,961,280	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/24/2020	1,979,971

	Tumi Holdings, Inc.,
1,920,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	05/12/2023	1,941,600

	UFC Holdings LLC,
1,850,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/18/2023	1,869,083

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Univar, Inc.,
1,967,576	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/01/2022	1,973,115

	Univision Communications Inc,
1,881,528	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	1,887,022

	US Renal Care, Inc.,
2,007,700	Senior Secured 1st Lien Term Loan	5.25%	#	12/30/2022	1,932,411

	USAGM HoldCo LLC,
1,632,663	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	1,628,581

	Vertafore Holdings Corporation
1,843,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2023	1,852,934

	Virgin Media Investment Holdings Ltd.,
1,930,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.65%	#	06/30/2023	1,941,184

	Vizient, Inc.,
1,676,792	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#	02/13/2023	1,697,761

	Yankee Cable Acquisition LLC,
907,701	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/28/2020	909,784

	York Risk Services Group, Inc.,
1,717,965	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	1,582,675

	YUM! BRANDS,
1,827,420	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.28%	#	06/16/2023	1,845,128

	Total Bank Loans (Cost $182,004,254)				183,345,596

COLLATERALIZED LOAN OBLIGATIONS 3.3%

	Adams Mill Ltd.,
875,000	Series 2014-1A-D1	4.18%	#^	07/15/2026	810,648
1,000,000	Series 2014-1A-E1	5.68%	#^	07/15/2026	816,972

	ALM LLC,
2,700,000	Series 2016-19A-B	3.63%	#^	07/15/2028	2,711,074
2,000,000	Series 2016-19A-C	4.98%	#^	07/15/2028	2,007,999

	ALM Ltd.,
3,800,000	Series 2013-SA-CR	4.80%	#^	10/15/2028	3,760,480
1,880,000	Series 2014-11A-C	4.18%	#^	10/17/2026	1,844,750

	Apidos Ltd.,
2,000,000	Series 2013-16A-A1	2.14%	#^	01/19/2025	2,004,810
2,950,000	Series 2013-16A-B	3.49%	#^	01/19/2025	2,938,937
2,000,000	Series 2014-18A-C	4.35%	#^	07/22/2026	1,991,832
1,000,000	Series 2014-18A-D	5.90%	#^	07/22/2026	916,325
1,000,000	Series 2014-19A-D	4.43%	#^	10/17/2026	998,632
1,500,000	Series 2015-20A-B	3.88%	#^	01/16/2027	1,517,394
1,500,000	Series 2015-20A-C	4.38%	#^	01/16/2027	1,480,039
2,250,000	Series 2015-21A-C	4.23%	#^	07/18/2027	2,105,267

	ARES Ltd.,
2,000,000	Series 2013-1A-D	4.43%	#^	04/15/2025	1,937,690
1,587,241	Series 2014-30A-A2	1.55%	#^	04/20/2023	1,589,239

	Babson Ltd.,
1,500,000	Series 2012-1A-C	4.68%	#^	04/15/2022	1,514,884
2,000,000	Series 2012-2A-CR	4.42%	#^	05/15/2023	2,000,000
1,000,000	Series 2014-3A-D2	4.88%	#^	01/15/2026	1,005,150
2,750,000	Series 2015-1A-D1	4.15%	#^	04/20/2027	2,563,694
5,000,000	Series 2015-2A-D	4.50%	#^	07/20/2027	4,932,817

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Betony Ltd.,
2,500,000	Series 2015-1A-C	3.83%	#^	04/15/2027	2,500,000
3,000,000	Series 2015-1A-D	4.28%	#^	04/15/2027	2,810,554

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.83%	#^	07/15/2026	1,000,902
1,000,000	Series 2014-1A-D2	4.88%	#^	07/15/2026	999,318
1,000,000	Series 2014-1A-E2	7.08%	#^	07/15/2026	912,793

	BlueMountain Ltd.,
1,500,000	Series 2012-1A-E	6.20%	#^	07/20/2023	1,499,503
5,000,000	Series 2015-2A-D	4.23%	#^	07/18/2027	4,720,090
2,000,000	Series 2015-2A-E	6.03%	#^	07/18/2027	1,761,721
4,000,000	Series 2015-3A-B	3.80%	#^	10/20/2027	3,970,752
4,000,000	Series 2015-3A-C	4.25%	#^	10/20/2027	3,857,731
5,000,000	Series 2015-4A-C	3.90%	#^	01/20/2027	5,008,817
4,000,000	Series 2015-4A-D1	5.30%	#^	01/20/2027	4,046,779

	Brookside Mill Ltd.,
1,250,000	Series 2013-1A-C1	3.38%	#^	04/17/2025	1,230,030
2,250,000	Series 2013-1A-D	3.73%	#^	04/17/2025	2,058,384
1,250,000	Series 2013-1A-E	5.08%	#^	04/17/2025	931,113

	Canyon Capital Ltd.,
2,500,000	Series 2012-1A-C	3.48%	#^	01/15/2024	2,507,528
5,000,000	Series 2014-1A-B	3.41%	#^	04/30/2025	4,928,235
2,750,000	Series 2014-1A-C	4.01%	#^	04/30/2025	2,609,019

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2014-3A-B	3.88%	#^	07/27/2026	1,253,215
2,000,000	Series 2014-3A-C2	4.93%	#^	07/27/2026	2,005,266

	Carlyle High Yield Partners Ltd.,
71,842	Series 2006-8A-A2A	1.05%	#^	05/21/2021	71,721
3,574,555	Series 2007-10-A1	0.91%	#^	04/19/2022	3,574,069

	Catamaran Ltd.,
2,500,000	Series 2015-1A-C1	3.80%	#^	04/22/2027	2,480,404

	Cent Ltd.,
2,000,000	Series 2013-18A-D	4.16%	#^	07/23/2025	1,943,344
1,500,000	Series 2013-18A-E	5.31%	#^	07/23/2025	1,317,772
1,000,000	Series 2014-22A-C	4.54%	#^	11/07/2026	970,910

	Dorchester Park Ltd.,
2,000,000	Series 2015-1A-C	3.90%	#^	01/20/2027	2,023,036
1,000,000	Series 2015-1A-D	4.25%	#^	01/20/2027	978,567

	Dryden Senior Loan Fund,
2,000,000	Series 2013-28A-B1L	4.02%	#^	08/15/2025	1,861,366

	Eaton Vance Ltd.,
2,000,000	Series 2006-8A-B	1.47%	#^	08/15/2022	1,972,212

	Emerson Park Ltd.,
1,000,000	Series 2013-1A-C1	3.43%	#^	07/15/2025	997,628

	Flatiron Ltd.,
2,000,000	Series 2014-1A-C	3.98%	#^	07/17/2026	1,825,000

	Galaxy Ltd.,
1,000,000	Series 2013-15A-C	3.28%	#^	04/15/2025	1,003,689
1,000,000	Series 2013-15A-D	4.08%	#^	04/15/2025	974,689

	GoldenTree Loan Opportunities Ltd.,
2,000,000	Series 2012-6A-D	4.88%	#^	04/17/2022	2,002,717
3,750,000	Series 2015-10A-D	4.05%	#^	07/20/2027	3,531,337

	Halcyon Loan Advisors Funding Ltd.,
740,000	Series 2013-2A-C	3.46%	#^	08/01/2025	727,997
1,500,000	Series 2014-3A-D	4.35%	#^	10/22/2025	1,320,000

	ING Ltd.,
2,000,000	Series 2013-3A-A1	2.36%	#	08/01/2020	1,976,139
2,000,000	Series 2013-3A-B	3.38%	#^	01/18/2026	1,992,265

	Inwood Park Ltd.,
2,000,000	Series 2006-1A-B	1.09%	#^	01/20/2021	1,980,592

	Jamestown Ltd.,
2,000,000	Series 2015-6A-A1A	2.41%	#^	02/20/2027	2,009,779

	Jay Park Ltd.,
3,500,000	Series 2016-1A-C	4.66%	#^	10/20/2027	3,460,660

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	41

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LCM LP,
2,000,000	Series 11A-D2	4.64%	#^	04/19/2022	2,001,032
1,000,000	Series 12A-E	6.44%	#^	10/19/2022	990,826
2,850,000	Series 14A-D	4.18%	#^	07/15/2025	2,794,687
2,500,000	Series 15A-C	3.93%	#^	08/25/2024	2,503,150
1,000,000	Series 16A-D	4.28%	#^	07/15/2026	970,575
2,000,000	Series 19A-D	4.13%	#^	07/15/2027	1,824,160

	Madison Park Funding Ltd.,
5,000,000	Series 2007-4A-A1B	1.17%	#^	03/22/2021	4,842,396
5,000,000	Series 2007-4A-B	1.24%	#^	03/22/2021	4,792,758
1,000,000	Series 2007-4A-D	2.30%	#^	03/22/2021	966,421
2,750,000	Series 2007-6A-C	1.72%	#^	07/26/2021	2,647,858
1,000,000	Series 2014-13A-D	4.04%	#^	01/19/2025	978,890
1,000,000	Series 2014-13X-E	5.69%	#	01/19/2025	897,523
4,750,000	Series 2014-14A-D	4.30%	#^	07/20/2026	4,712,862
750,000	Series 2014-14A-E	5.45%	#^	07/20/2026	668,647
2,000,000	Series 2014-15A-C	4.43%	#^	01/27/2026	1,991,732
3,000,000	Series 2015-16A-B	3.70%	#^	04/20/2026	3,011,431
5,000,000	Series 2015-18A-D2	4.65%	#^	10/21/2026	5,018,334

	Magnetite Ltd.,
5,000,000	Series 2012-7A-CR	4.60%	#^	01/15/2025	5,000,000
1,500,000	Series 2012-7A-D	5.93%	#^	01/15/2025	1,500,009
2,000,000	Series 2014-11A-C	4.28%	#^	01/18/2027	1,989,650
1,500,000	Series 2014-8A-C	3.78%	#^	04/15/2026	1,522,275

	Nautique Funding Ltd.,
1,000,000	Series 2006-1A-C	2.38%	#^	04/15/2020	986,712

	Nomad Ltd.,
1,500,000	Series 2013-1A-B	3.63%	#^	01/15/2025	1,500,782
1,500,000	Series 2013-1A-C	4.18%	#^	01/15/2025	1,474,075

	North End Ltd.,
1,000,000	Series 2013-1A-D	4.18%	#^	07/17/2025	935,593

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	4.03%	#^	07/17/2025	1,942,453
2,000,000	Series 2013-1A-E	5.18%	#^	07/17/2025	1,709,655
1,000,000	Series 2014-1A-C2	4.20%	#^	11/25/2025	1,002,218
2,000,000	Series 2014-1A-D	4.47%	#^	08/12/2026	1,938,403
1,000,000	Series 2014-1A-D2	5.28%	#^	11/25/2025	1,005,440
3,500,000	Series 2016-1A-C	3.66%	#^	07/15/2027	3,502,331
10,000,000	Series 2016-1A-D	5.41%	#^	07/15/2027	10,006,513

	OZLM Ltd.,
1,500,000	Series 2015-11A-A2A	3.01%	#^	01/30/2027	1,499,605

	Race Point Ltd.,
1,000,000	Series 2013-8A-B	2.71%	#^	02/20/2025	1,000,823

	Symphony Ltd.,
3,000,000	Series 2013-11A-B1	2.88%	#^	01/17/2025	3,007,423
3,000,000	Series 2013-11A-C	3.83%	#^	01/17/2025	3,002,662

	TCI Symphony Ltd.,
5,000,000	Series 2016-1A-D	4.72%	#^	10/13/2029	4,968,050

	TCI-Flatiron Ltd.,
5,000,000	Series 2016-1A-C	3.71%	#^	07/17/2028	5,024,128

	Thacher Park Ltd.,
1,000,000	Series 2014-1A-C	3.75%	#^	10/20/2026	1,000,241
1,000,000	Series 2014-1A-D1	4.23%	#^	10/20/2026	971,615

	Venture Ltd.,
1,900,000	Series 2006-1A-B	1.40%	#^	08/03/2020	1,823,111
500,000	Series 2012-10A-C	3.95%	#^	07/20/2022	501,276
2,000,000	Series 2012-10A-D	4.90%	#^	07/20/2022	2,007,632
5,000,000	Series 2013-15A-C	3.78%	#^	07/15/2025	5,006,647
2,500,000	Series 2014-17A-C	3.53%	#^	07/15/2026	2,473,440

	Wind River Ltd.,
3,000,000	Series 2013-1A-C	4.10%	#^	04/20/2025	2,943,644
4,100,000	Series 2016-1A-B	3.92%	#^	07/15/2028	4,129,361
2,000,000	Series 2016-1A-D	5.37%	#^	07/15/2028	1,983,445

	Total Collateralized Loan Obligations (Cost $252,911,738)				252,028,770

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 9.6%
3,000,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	3,225,000
2,000,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	2,150,000
11,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	11,155,045
6,200,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	6,727,000
1,500,000	Aeropuerto Internacional de Tocumen S.A.	5.63%		05/18/2036	1,590,000
2,000,000	Aeropuerto Internacional de Tocumen S.A.	5.63%	^	05/18/2036	2,120,000
1,800,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	1,895,400
500,000	Aeropuertos Dominicanos	9.75%	#^	11/13/2019	526,500
6,200,000	AES Andres B.V.	7.95%	^	05/11/2026	6,626,250
2,000,000	AES El Salvador Trust	6.75%		03/28/2023	1,900,000
3,500,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	3,657,500
3,500,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,657,500
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	926,500
1,400,000	Alcoa Nederland Holding BV	6.75%	^	09/30/2024	1,457,750
9,675,000	AstraZeneca PLC	2.38%		11/16/2020	9,956,233
10,835,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	12,123,921
4,700,000	Avianca Holdings S.A.	8.38%		05/10/2020	4,500,250
2,600,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	2,489,500
4,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	4,203,276
300,000	B Communications Ltd.	7.38%	^	02/15/2021	324,375
2,300,000	Banco Continental SAECA	8.88%		10/15/2017	2,311,500
1,700,000	Banco Davivienda S.A.	2.95%		01/29/2018	1,717,425
600,000	Banco de Bogota S.A.	5.38%		02/19/2023	621,750
1,500,000	Banco de Bogota S.A.	6.25%	^	05/12/2026	1,588,125
2,000,000	Banco de Costa Rica	5.25%	^	08/12/2018	2,060,000
3,000,000	Banco de Costa Rica	5.25%		08/12/2018	3,090,000
2,200,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	2,277,000
4,300,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,450,500
3,000,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	2,606,100
4,400,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	4,403,960
4,005,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	4,310,381
1,000,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	1,112,500
5,100,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	5,227,500
1,700,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	1,700,000
500,000	Banco Nacional de Comercio Exterior S.N.C.	4.38%		10/14/2025	518,750
8,500,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	8,263,700
4,951,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	5,102,005
6,700,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	6,993,125
400,000	Banco Regional SAECA	8.13%	^	01/24/2019	432,000
5,450,000	Banco Regional SAECA	8.13%		01/24/2019	5,886,000

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	Banco Santander	4.13%		11/09/2022	2,065,000
9,299,000	Banco Santander	5.95%	#	01/30/2024	9,796,032
6,000,000	Bancolombia S.A.	6.13%		07/26/2020	6,495,000
11,045,000	Bank of Montreal	1.90%		08/27/2021	10,995,817
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,106,250
7,200,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	7,252,344
5,700,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	5,771,250
2,557,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	2,588,962
1,700,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	1,858,100
1,700,000	Bharti Airtel Ltd.	4.38%		06/10/2025	1,764,719
3,845,000	BP Capital Markets PLC	3.06%		03/17/2022	4,030,675
2,810,000	BP Capital Markets PLC	3.12%		05/04/2026	2,889,627
3,720,000	BP Capital Markets PLC	3.02%		01/16/2027	3,780,431
19,588,000	British Telecommunications PLC	5.95%		01/15/2018	20,728,394
2,150,000	Camposol S.A.	10.50%	^	07/15/2021	1,978,000
95,000	Canadian Pacific Railway Company	2.90%		02/01/2025	97,453
1,600,000	Cementos Progreso Trust	7.13%		11/06/2023	1,708,000
6,000,000	Central American Bottling Corporation	6.75%		02/09/2022	6,300,000
2,000,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	1,725,000
1,900,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,638,750
10,100,000	CNOOC Finance Ltd.	2.63%		05/05/2020	10,310,120
700,000	CNOOC Finance Ltd.	4.25%		01/26/2021	757,985
2,295,000	CNPC General Capital Ltd.	2.75%		05/14/2019	2,349,375
400,000	CNPC General Capital Ltd.	2.70%		11/25/2019	411,451
1,500,000	Colbun S.A.	6.00%		01/21/2020	1,680,781
500,000	Columbus International, Inc.	7.38%		03/30/2021	532,375
2,700,000	Comcel Trust	6.88%		02/06/2024	2,789,640
2,322,000	CorpGroup Banking S.A.	6.75%		03/15/2023	2,249,438
3,500,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	3,390,625
2,500,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	2,462,500
7,310,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	7,364,825
7,000,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	7,035,000
5,700,000	DBS Bank Ltd.	3.63%	#	09/21/2022	5,797,253
5,000,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	5,281,250
2,000,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,132,500
500,000	Digicel Ltd.	7.00%		02/15/2020	480,000
3,900,000	Digicel Ltd.	7.13%	^	04/01/2022	3,021,330
7,100,000	Digicel Ltd.	7.13%		04/01/2022	5,500,370
1,500,000	Eldorado International Finance GMBH	8.63%	^	06/16/2021	1,237,500
8,200,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	8,487,000
12,000,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	11,829,948
3,500,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	3,363,262
2,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	2,272,500
6,619,251	ENA Norte Trust	4.95%		04/25/2023	6,917,117
3,000,000	Export-Import Bank of India	2.75%		04/01/2020	3,053,514
6,000,000	Export-Import Bank of India	3.13%		07/20/2021	6,199,776
4,834,550	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	4,979,586
966,910	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	995,917
1,100,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	1,137,950

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,225,000	Fortis, Inc.	2.10%	^	10/04/2021	3,215,228
5,000,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	4,075,000
3,000,000	Global Bank Corporation	4.75%		10/05/2017	3,094,650
5,000,000	Global Bank Corporation	5.13%	^	10/30/2019	5,262,500
5,000,000	Global Bank Corporation	5.13%		10/30/2019	5,262,500
1,000,000	GNL Quintero S.A.	4.63%		07/31/2029	1,052,500
11,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	10,912,000
3,950,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	4,187,000
4,350,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	4,360,875
5,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	5,025,000
2,890,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	2,904,450
4,000,000	GrupoSura Finance S.A.	5.70%		05/18/2021	4,370,000
11,142,774	Guanay Finance Ltd.	6.00%		12/15/2020	11,435,272
2,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	2,045,000
3,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	3,190,845
1,500,000	Indian Oil Corporation, Ltd.	5.63%		08/02/2021	1,698,529
800,000	Industrial Senior Trust	5.50%	^	11/01/2022	796,000
8,484,000	Industrial Senior Trust	5.50%		11/01/2022	8,441,580
1,668,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,737,222
3,882,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	4,134,330
2,300,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	2,449,500
1,375,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	959,062
740,000	Intelsat Jackson Holdings S.A.	8.00%	^	02/15/2024	745,550
3,000,000	IOI Investment BHD	4.38%		06/27/2022	3,186,348
7,800,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	8,260,200
745,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	771,537
3,000,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	3,090,000
5,000,000	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	5,593,750
1,453,000	Lundin Mining Corporation	7.50%	^	11/01/2020	1,551,077
1,600,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	1,328,000
5,168,000	Malayan Banking BHD	3.25%	#	09/20/2022	5,223,618
2,500,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	2,567,500
3,500,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	3,552,500
4,000,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	4,060,000
10,645,000	Mylan N.V.	3.15%	^	06/15/2021	10,857,208
10,095,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	10,852,125
1,580,000	NXP Funding LLC	4.13%	^	06/01/2021	1,696,525
770,000	NXP Funding LLC	3.88%	^	09/01/2022	808,500
5,300,000	OAS Financial Ltd.	8.88%	^†Ω	04/25/2018	265,000
1,500,000	OAS Financial Ltd.	8.88%	†Ω	04/29/2049	75,000
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	697,000
1,500,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	712,500
5,800,000	ONGC Videsh Ltd.	3.25%		07/15/2019	5,965,300
2,000,000	Ooredoo Tamweel Ltd.	3.04%		12/03/2018	2,047,340
10,189,000	Orange S.A.	2.75%		02/06/2019	10,493,743
14,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	14,637,000
4,700,000	Pacific Rubiales Energy Corporation	5.13%	Ω	03/28/2023	893,000
1,500,000	Pacific Rubiales Energy Corporation	5.13%	^Ω	03/28/2023	285,000
1,000,000	Pacific Rubiales Energy Corporation	5.63%	Ω	01/19/2025	190,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	43

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,000,000	Pacific Rubiales Energy Corporation	5.63%	^Ω	01/19/2025	950,000
6,450,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	5,395,425
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	797,500
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,435,500
8,400,000	Petroleos Mexicanos	3.50%		07/18/2018	8,614,200
1,500,000	Petroleos Mexicanos	5.50%		02/04/2019	1,585,500
10,970,000	Petroleos Mexicanos	6.75%	^	09/21/2047	10,953,545
1,930,000	Petroleos Mexicanos	6.63%	†	09/29/2049	1,901,372
11,000,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	11,262,185
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	270,466
1,000,000	Reliance Holdings, Inc.	5.40%		02/14/2022	1,128,027
500,000	Reliance Holdings, Inc.	4.13%		01/28/2025	522,094
3,140,000	Royal Bank of Canada	2.50%		01/19/2021	3,242,907
600,000	SACI Falabella	3.75%		04/30/2023	627,404
10,970,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	11,037,422
805,000	Sinopec Group Overseas Development Ltd.	2.13%		05/03/2019	811,078
1,050,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	1,069,431
1,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	1,027,661
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	977,500
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%		11/07/2021	977,500
2,813,000	SUAM Finance B.V.	4.88%		04/17/2024	2,990,219
10,190,000	Sumitomo Mitsui Financial Group, Inc.	2.93%		03/09/2021	10,480,181
5,035,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	4,997,711
350,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	364,255
9,791,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	9,913,388
5,000,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	5,200,000
3,800,000	Tencent Holdings Ltd.	3.38%		05/02/2019	3,938,670
200,000	Tencent Holdings Ltd.	2.88%		02/11/2020	205,511
10,582,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	10,865,968
3,600,000	Teva Pharmaceutical Finance Netherlands B.V.	2.80%		07/21/2023	3,615,988
16,105,000	Toronto Dominion Bank	1.80%		07/13/2021	16,053,158
1,000,000	Transelec S.A.	3.88%	^	01/12/2029	1,030,000
1,175,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	1,227,287
11,325,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	11,828,963
3,350,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	2,818,188

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	2,360,000
1,000,000	Union Andina de Cementos S.A.A.	5.88%	^	10/30/2021	1,052,400
10,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	10,378,300
3,000,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	3,096,411
5,000,000	VTR Finance B.V.	6.88%		01/15/2024	5,187,500
9,280,000	Westpac Banking Corporation	2.60%		11/23/2020	9,544,072
1,175,000	Westpac Banking Corporation	2.00%		08/19/2021	1,175,189

	Total Foreign Corporate Bonds (Cost $737,924,533)				728,399,453

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.8%
5,800,000	Costa Rica Government International Bond	10.00%		08/01/2020	7,061,500
2,918,248	Dominican Republic International Bond	9.04%		01/23/2018	3,064,161
5,000,000	Hungary Government International Bond	4.00%		03/25/2019	5,251,900
14,442,000	Mexico Government International Bond	4.00%		10/02/2023	15,481,824
6,700,000	Panama Government International Bond	5.20%		01/30/2020	7,420,250
8,500,000	Poland Government International Bond	5.13%		04/21/2021	9,621,762
12,500,000	Qatar Government International Bond	2.38%		06/02/2021	12,618,087

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $59,754,178)				60,519,484

MUNICIPAL BONDS 0.1%
4,500,000	New York State Dormitory Authority	5.00%		03/15/2033	5,458,410
4,480,000	State of California	5.00%		08/01/2033	5,463,315

	Total Municipal Bonds (Cost $10,094,464)				10,921,725

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.1%

	BAMLL Commercial Mortgage Securities Trust,
2,000,000	Series 2014-IP-E	2.81%	#^	06/15/2028	1,976,026
118,650,000	Series 2015-200P-XA	0.50%	#^ I/O	04/14/2033	3,609,297

	Bear Stearns Commercial Mortgage Securities, Inc.,
3,775,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	3,642,137

	CD Commercial Mortgage Trust,
3,887,000	Series 2007-CD4-AM	5.30%	#^	12/11/2049	3,923,605
5,066,300	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	5,115,084

	CFCRE Commercial Mortgage Trust,
75,176,911	Series 2016-C3-XA	1.25%	# I/O	01/10/2048	5,876,669

3,214,000	CGCMT Commercial Mortgage Trust	3.52%	^	09/10/2031	3,218,520

	Citigroup Commercial Mortgage Trust,
11,259,399	Series 2012-GC8-XA	2.31%	#^ I/O	09/10/2045	775,850
4,234,500	Series 2015-GC27-D	4.58%	#^	02/10/2048	3,462,123
4,233,250	Series 2015-GC27-XA	1.58%	# I/O	02/10/2048	374,082
5,572,000	Series 2015-GC35-C	4.65%		11/10/2048	5,750,560
74,039,454	Series 2015-GC35-XA	1.06%	# I/O	11/10/2048	4,206,870
46,087,579	Series 2016-P3-XA	1.88%	# I/O	04/15/2049	5,395,192
8,530,000	Series 2016-P4-A4	2.90%		07/10/2049	8,803,316
58,906,880	Series 2016-P4-XA	2.18%	# I/O	07/10/2049	8,506,083

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	COBALT Commercial Mortgage Trust,
2,602,680	Series 2007-C2-AJFX	5.57%	#	04/15/2047	2,603,970

	Commercial Mortgage Pass-Through Certificates,
4,312,747	Series 2002-LC4-XA	2.48%	#^ I/O	12/10/2044	362,977
1,059,312	Series 2010-C1-XPA	1.74%	#^ I/O	07/10/2046	18,650
27,717,367	Series 2012-CR3-XA	2.08%	# I/O	10/15/2045	2,265,748
3,500,000	Series 2014-CR20-C	4.66%	#	11/10/2047	3,644,907
5,000,000	Series 2015-CR23-D	4.40%	#	05/10/2048	3,859,693
1,400,000	Series 2015-CR25-C	4.70%	#	08/10/2048	1,462,002
61,448,832	Series 2015-CR26-XA	1.21%	# I/O	10/10/2048	4,186,632
4,310,000	Series 2015-LC21-C	4.46%	#	07/10/2048	4,088,251
5,579,000	Series 2015-LC23-C	4.80%	#	10/10/2053	5,834,419
6,664,000	Series 2016-CCRE28	4.80%	#	02/10/2049	6,845,298
3,786,000	Series 2016-DC2-C	4.80%	#	02/10/2049	3,961,577
59,946,510	Series 2016-DC2-XA	1.24%	# I/O	02/10/2049	4,407,279

	Credit Suisse First Boston Mortgage Securities Corporation,
78,549	Series 1998-C2-F	6.75%	#^	11/15/2030	79,021

	Credit Suisse Mortgage Capital Certificates,
9,157,000	Series 2007-C4-A1AM	6.13%	#	09/15/2039	9,408,924
3,800,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	3,830,879
5,135,000	Series 2015-SAND-D	3.37%	#^	08/15/2030	5,055,085

	CSAIL Commercial Mortgage Trust,
5,597,000	Series 2015-C4-C	4.74%	#	11/15/2048	5,752,721
59,042,097	Series 2016-C6-XA	1.98%	# I/O	01/15/2049	7,089,869

	DBRR Trust,
1,000,000	Series 2011-C32-A3B	5.89%	#^	06/17/2049	1,011,401

	DBUBS Mortgage Trust,
3,558,301	Series 2011-LC2A-XA	1.33%	#^ I/O	07/10/2044	139,671

	Deutsche Bank Commercial Mortgage Trust,
62,115,757	Series 2016-C1-XA	1.66%	# I/O	05/10/2049	6,687,681

	Deutsche Bank Mortgage Trust,
4,475,000	Series 2016-C1-C	3.51%	#	05/10/2049	4,341,205

	GE Commercial Mortgage Corporation Trust,
4,078,000	Series 2007-C1-AM	5.61%	#	12/10/2049	4,043,054

	Greenwich Capital Commercial Funding Corporation,
3,795,300	Series 2007-GG11-AJ	6.24%	#	12/10/2049	3,799,536
3,500,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	3,613,227
3,681,100	Series 2007-GG9-AMFX	5.48%		03/10/2039	3,709,090

	GS Mortgage Securities Corporation,
424,651	Series 2006-GG6-XC	0.00%	#^ I/O	04/10/2038	4
5,134,653	Series 2007-GG10-A4	5.99%	#	08/10/2045	5,218,411
3,025,489	Series 2011-GC5-XA	1.54%	#^ I/O	08/10/2044	160,342
5,067,835	Series 2012-GC6-XA	2.18%	#^ I/O	01/10/2045	422,705
3,741,000	Series 2014-GC26-C	4.66%	#	11/10/2047	3,886,125
3,748,000	Series 2014-GC26-D	4.66%	#^	11/10/2047	3,087,486
99,516,090	Series 2015-GS1-XA	0.99%	# I/O	11/10/2048	5,930,791
61,933,356	Series 2016-GS2-XA	1.82%	# I/O	05/10/2049	7,146,645
5,663,000	Series 2016-ICE2-A	2.45%	#^	02/15/2033	5,694,774

	GS Mortgage Securities Trust,
96,903,000	Series 2016-GS3-XA	1.29%	# I/O	10/10/2049	8,859,618

	JP Morgan Chase Commercial Mortgage Securities Corporation,
4,536,219	Series 2006-LDP8-X	0.68%	# I/O	05/15/2045	40
2,500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	2,507,885
1,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	1,009,200
5,055,300	Series 2007-CB20-AJ	6.29%	#	02/12/2051	5,057,612
5,568,600	Series 2007-CIBC19-AM	5.88%	#	02/12/2049	5,665,663
6,350,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	6,526,369
12,050,000	Series 2009-IWST-XB	0.54%	#^ I/O	12/05/2027	137,081
1,000,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	1,002,366
8,219,676	Series 2011-C4-XA	1.55%	#^ I/O	07/15/2046	245,314
30,394,026	Series 2012-C8-XA	2.17%	# I/O	10/15/2045	2,195,649
6,043,265	Series 2012-CBX-XA	1.84%	# I/O	06/15/2045	375,686
1,700,000	Series 2015-CSMO-C	2.77%	#^	01/15/2032	1,697,625
79,621,756	Series 2015-JP1-XA	1.31%	# I/O	01/15/2049	5,050,750

	JP Morgan Chase Commercial Mortgage Securities Trust,
6,097,000	Series 2007-LD11-AM	5.94%	#	06/15/2049	6,141,070
9,216,900	Series 2007-LDPX-AM	5.46%	#	01/15/2049	9,044,480
2,704,000	Series 2016-JP2-B	3.46%	#	08/15/2049	2,798,765

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust, (Cont.)
2,080,000	Series 2016-JP2-C	3.95%	#	08/15/2049	2,077,473
60,523,494	Series 2016-JP2-XA	2.02%	# I/O	08/15/2049	8,445,866

	JPMBB Commercial Mortgage Securities Trust,
57,635,595	Series 2014-C18-XA	1.25%	# I/O	02/15/2047	2,896,805
3,000,000	Series 2014-C21-C	4.82%	#	08/15/2047	3,135,410
2,766,125	Series 2014-C23-C	4.61%	#	09/15/2047	2,916,376
3,766,500	Series 2014-C25-C	4.60%	#	11/15/2047	3,909,907
58,393,008	Series 2014-C25-XA	1.15%	# I/O	11/15/2047	3,284,712
50,648,196	Series 2014-C26-XA	1.32%	# I/O	01/15/2048	3,005,545
4,474,600	Series 2015-C27-D	3.98%	#^	02/15/2048	3,405,761
34,484,298	Series 2015-C27-XA	1.52%	# I/O	02/15/2048	2,543,472
4,500,000	Series 2015-C30-B	4.46%	#	07/15/2048	4,544,652
51,880,222	Series 2015-C31-XA	1.17%	# I/O	08/15/2048	3,223,759
4,750,000	Series 2015-C32-C	4.82%	#	11/15/2048	4,552,197
6,470,000	Series 2015-C33-C	4.77%	#	12/15/2048	6,811,228
6,122,000	Series 2016-C1-C	4.90%	#	03/15/2049	6,515,376
63,722,082	Series 2016-C2-XA	1.87%	# I/O	06/15/2049	6,909,857

	LB Commercial Mortgage Trust,
1,579,500	Series 2007-C3-AM	6.11%	#	07/15/2044	1,614,611
3,000,000	Series 2007-C3-AMFL	6.11%	#^	07/15/2044	3,070,333

	LB-UBS Commercial Mortgage Trust,
2,010,453	Series 2006-C7-XCL	0.90%	#^ I/O	11/15/2038	3,524
1,621,401	Series 2006-C7-XW	0.90%	#^ I/O	11/15/2038	2,842
5,488,832	Series 2007-C1-AJ	5.48%		02/15/2040	5,502,576
5,732,000	Series 2007-C2-AM	5.49%	#	02/15/2040	5,824,624
4,708,000	Series 2007-C7-AJ	6.45%	#	09/15/2045	4,741,123

	LSTAR Commercial Mortgage Trust,
5,425,000	Series 2016-4-C	4.70%	#^	03/10/2049	5,296,189

	Merrill Lynch Mortgage Trust,
606,586	Series 2006-C1-AJ	5.79%	#	05/12/2039	606,316
111,375	Series 2006-C2-AJ	5.80%	#	08/12/2043	111,326

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
3,728,700	Series 2007-5-AM	5.42%		08/12/2048	3,760,316

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,658,706	Series 2012-C5-XA	1.88%	#^ I/O	08/15/2045	154,221
3,000,000	Series 2014-C18-C	4.64%	#	10/15/2047	3,160,481
4,000,000	Series 2014-C19-C	4.00%		12/15/2047	3,862,017
39,266,035	Series 2015-C20-XA	1.56%	# I/O	02/15/2048	3,147,499
4,600,000	Series 2015-C25-C	4.68%	#	10/15/2048	4,847,570
7,500,000	Series 2015-C26-D	3.06%	^	10/15/2048	5,448,384
4,674,000	Series 2015-C27-C	4.69%	#	12/15/2047	4,740,706
6,710,000	Series 2015-C27-D	3.24%	#^	12/15/2047	4,355,912
84,622,000	Series 2016-C30-XA	1.47%	# I/O	09/15/2049	9,140,022

	Morgan Stanley Capital, Inc.,
1,331,138	Series 2006-HQ8-AJ	5.59%	#	03/12/2044	1,337,666
3,462,000	Series 2007-1Q16-AMA	6.25%	#	12/12/2049	3,575,882
2,325,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	2,295,122
3,700,000	Series 2007-IQ13-AM	5.41%		03/15/2044	3,729,572
1,400,000	Series 2007-IQ16-AM	6.25%	#	12/12/2049	1,451,184
12,752,775	Series 2011-C1-XA	0.63%	#^ I/O	09/15/2047	200,203
4,000,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	3,886,676
4,000,000	Series 2014-MP-D	3.82%	#^	08/11/2029	4,048,986
93,199,062	Series 2015-UBS8-XA	1.13%	# I/O	12/15/2048	6,228,046
5,617,000	Series 2015-XLF2-AFSC	3.52%	#^	08/15/2026	5,615,601
32,380,000	Series 2016-UB11-XA	1.83%	# I/O	08/15/2049	3,621,418

	SG Commercial Mortgage Securities Trust,
55,211,183	Series 2016-C5-XA	2.20%	# I/O	10/10/2048	7,383,320

	TIAA Seasoned Commercial Mortgage Trust,
211,366	Series 2007-C4-AJ	5.48%	#	08/15/2039	213,432

	UBS-Barclays Commercial Mortgage Trust,
13,912,665	Series 2012-C3-XA	2.22%	#^ I/O	08/10/2049	1,144,766

	Wachovia Bank Commercial Mortgage Trust,
525,192	Series 2006-C24-AJ	5.66%	#	03/15/2045	524,542
2,500,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	2,492,798
4,029,000	Series 2006-C29-AM	5.34%		11/15/2048	4,041,477
7,971,849	Series 2006-C29-IO	0.48%	# I/O	11/15/2048	2,675
1,900,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	1,903,871

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	45

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wachovia Bank Commercial Mortgage Trust, (Cont.)
5,488,832	Series 2007-C33-AM	6.16%	#	02/15/2051	5,603,432
2,500,000	Series 2007-C33-B	6.16%	#	02/15/2051	2,414,289

	Wells Fargo Commercial Mortgage Trust,
6,750,000	Series 2014-LC16-D	3.94%	^	08/15/2050	5,539,255
2,200,000	Series 2015-C28-C	4.27%	#	05/15/2048	2,078,855
5,403,000	Series 2015-C31-C	4.77%	#	11/15/2048	5,660,934
78,512,181	Series 2015-C31-XA	1.27%	# I/O	11/15/2048	5,851,513
4,610,000	Series 2015-LC22-C	4.69%	#	09/15/2058	4,806,680
55,899,502	Series 2015-NXS1-XA	1.33%	# I/O	05/15/2048	3,854,874
4,000,000	Series 2015-NXS3-C	4.64%	#	09/15/2057	3,874,870
5,672,000	Series 2015-NXS4-C	4.76%	#	12/15/2048	5,945,979
5,613,000	Series 2015-P2-A4	3.81%		12/15/2048	6,215,649
78,874,616	Series 2015-P2-XA	1.17%	# I/O	12/15/2048	5,314,138
4,650,000	Series 2016-C32-C	4.88%	#	01/15/2059	4,570,789
4,483,000	Series 2016-C33-C	3.90%		03/15/2059	4,462,373
17,786,913	Series 2016-LC24-XA	1.75%	# I/O	10/15/2049	2,173,917

	WF-RBS Commercial Mortgage Trust,
18,303,213	Series 2012-C9-XA	2.28%	#^ I/O	11/15/2045	1,522,811
87,587,766	Series 2014-C21-XA	1.32%	# I/O	08/15/2047	5,534,995
56,045,234	Series 2014-C22-XA	1.09%	# I/O	09/15/2057	2,864,735
59,054,184	Series 2014-C24-XA	1.12%	# I/O	11/15/2047	3,290,977
82,589,000	Series 2016-NXS6-XA	1.81%	# I/O	11/15/2049	9,174,151

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $543,980,773)				538,622,078

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.8%

	Adjustable Rate Mortgage Trust,
12,693,801	Series 2007-1-4A1	4.16%	#	03/25/2037	9,884,764
85,567	Series 2007-3-1A1	3.97%	#^	11/25/2037	72,237

	Banc of America Funding Corporation,
1,593,209	Series 2005-G-A3	3.06%	#	10/20/2035	1,498,098
810,203	Series 2006-2-6A2	5.50%		03/25/2036	804,470
554,406	Series 2006-6-1A2	6.25%		08/25/2036	546,131

	Bayview Opportunity Master Fund Trust,
37,949,862	Series 2016-RPL3-A1	3.47%	#^	07/28/2031	38,016,996

	BCAP LLC Trust,
256,325	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	257,371

	Bear Stearns Asset Backed Securities Trust,
287,021	Series 2007-SD1-1A3A	6.50%		10/25/2036	222,637

	Chase Mortgage Finance Trust,
4,454,840	Series 2007-A2-6A4	3.00%	#	07/25/2037	3,959,749
1,656,925	Series 2007-S3-2A1	5.50%		05/25/2037	1,312,239

	CIM Trust,
20,000,000	Series 2016-2RR-B2	13.12%	#^	02/27/2056	17,923,652
20,000,000	Series 2016-3RR-B2	13.56%	#^	02/27/2056	17,973,438

	Citicorp Mortgage Securities, Inc.,
125,120	Series 2005-1-1A4	5.50%		02/25/2035	127,688

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	5.79%	#	09/25/2036	1,865,244

	Citigroup Mortgage Loan Trust, Inc.,
337,851	Series 2006-WF2-A2C	5.85%	#	05/25/2036	211,640
4,928,000	Series 2008-AR4-2A1B	3.13%	#^	11/25/2038	4,720,178
2,574,503	Series 2010-8-5A4	6.29%	#^	11/25/2036	2,413,757
13,064,892	Series 2010-8-6A4	6.30%	#^	12/25/2036	12,183,153
257,384	Series 2011-12-3A1	3.03%	#^	09/25/2047	256,829

	CitiMortgage Alternative Loan Trust,
198,857	Series 2006-A2-A2	6.00%		05/25/2036	173,718
97,242	Series 2006-A5-3A3	6.00%		10/25/2036	80,475
212,046	Series 2007-A1-1A7	6.00%		01/25/2037	183,767
12,000,386	Series 2007-A5-1A10	5.75%		05/25/2037	11,084,904

	Countrywide Alternative Loan Trust,
2,202,131	Series 2004-22CB-1A1	6.00%		10/25/2034	2,372,566
260,378	Series 2005-20CB-1A1	5.50%		07/25/2035	238,947
304,976	Series 2005-28CB-3A6	6.00%		08/25/2035	231,066

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
1,485,851	Series 2005-46CB-A22	5.25%		10/25/2035	1,377,048
248,828	Series 2005-J10-1A13	1.23%	#	10/25/2035	188,584
503,296	Series 2006-26CB-A9	6.50%		09/25/2036	401,528
12,097,273	Series 2006-42-1A8	6.00%		01/25/2047	10,174,662
1,867,445	Series 2007-12T1-A1	6.00%		06/25/2037	1,448,012
2,029,285	Series 2007-16CB-2A1	0.98%	#	08/25/2037	1,113,062
587,630	Series 2007-16CB-2A2	50.21%	# I/F	08/25/2037	1,470,889
145,190	Series 2007-17CB-1A10	27.48%	# I/F	08/25/2037	243,771
712,706	Series 2007-18CB-2A17	6.00%		08/25/2037	648,451
3,059,111	Series 2007-23CB-A3	1.03%	#	09/25/2037	1,643,645
3,005,056	Series 2007-23CB-A4	5.97%	# I/F I/O	09/25/2037	879,593
800,992	Series 2007-4CB-2A1	7.00%		03/25/2037	247,878

	Countrywide Asset-Backed Certificates,
113,909	Series 2005-13-AF3	4.81%	#	04/25/2036	101,554

	Countrywide Home Loans,
47,242	Series 2002-32-2A6	5.00%		01/25/2018	47,504
550,062	Series 2005-28-A7	5.25%		01/25/2019	500,335
1,039,483	Series 2007-10-A5	6.00%		07/25/2037	878,426
466,223	Series 2007-15-1A16	6.25%		09/25/2037	434,347
1,271,775	Series 2007-3-A17	6.00%		04/25/2037	1,107,263

	Credit Suisse First Boston Mortgage Securities Corporation,
135,831	Series 2005-10-5A5	5.50%		11/25/2035	126,482
1,959,445	Series 2005-8-1A3	5.25%		09/25/2035	1,767,529

	Credit Suisse Mortgage Capital Certificates,
5,432,314	Series 2006-4-6A1	6.00%		05/25/2036	4,341,696
116,798	Series 2006-4-7A1	5.50%		05/25/2021	112,100
134,751	Series 2007-1-3A1	6.00%		02/25/2022	103,114
44,811	Series 2007-2-2A1	5.00%		03/25/2037	44,186
5,879,871	Series 2010-4R-3A17	6.00%	#^	06/26/2037	5,722,157
10,637,053	Series 2013-IVR1-A1	2.50%	#^	03/25/2043	10,514,488
22,003,321	Series 2013-IVR4-A11	3.49%	#^	07/25/2043	22,575,025
18,292,051	Series 2015-PR2-A1	4.25%	#^	07/26/2055	18,142,724
45,228,704	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	44,667,000
14,230,940	Series 2016-PR1-A1	5.13%	#^	07/25/2056	14,169,765

	CSMC Trust,
50,060,322	Series 2014-WIN2	3.50%	#^	10/25/2044	51,591,387

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
14,474,277	Series 2005-6-2A1	5.50%		12/25/2035	12,211,688

	Deutsche Mortgage Securities, Inc.,
1,713,701	Series 2006-PR1-3A1	11.39%	#^ I/F	04/15/2036	1,919,718
204,433	Series 2006-PR1-4AI2	13.60%	#^ I/F	04/15/2036	253,706
1,543,468	Series 2006-PR1-5AI4	11.39%	#^ I/F	04/15/2036	1,734,320

	First Horizon Alternative Mortgage Securities,
489,293	Series 2006-FA2-1A5	6.00%		05/25/2036	396,083
4,602,148	Series 2006-FA8-1A1	6.25%		02/25/2037	3,650,347
116,038	Series 2006-RE1-A1	5.50%		05/25/2035	104,232

	FirstKey Mortgage Trust,
13,271,491	Series 2014-1-A8	3.50%	#^	11/25/2044	13,623,090

	GMACM Mortgage Loan Trust,
6,403,107	Series 2006-J1-A6	5.75%		04/25/2036	6,042,247

	GSAA Home Equity Trust,
317,994	Series 2005-7-AF5	4.61%	#	05/25/2035	331,095
1,668,859	Series 2007-10-A1A	6.00%		11/25/2037	1,423,436
1,495,530	Series 2007-10-A2A	6.50%		11/25/2037	1,044,029

	GSR Mortgage Loan Trust,
65,213	Series 2006-2F-5A1	4.50%		01/25/2021	63,007
6,516,140	Series 2006-3F-4A1	6.00%		03/25/2036	5,933,321
849,147	Series 2007-1F-2A2	5.50%		01/25/2037	807,713

	Impac Secured Assets Trust,
36,661,562	Series 2006-5-1A1C	0.80%	#	02/25/2037	27,049,810

	JP Morgan Alternative Loan Trust,
406,389	Series 2006-S2-A4	6.19%	#	05/25/2036	332,783
9,272,797	Series 2006-S3-A4	6.31%	#	08/25/2036	7,912,710
907,301	Series 2006-S3-A6	6.12%	#	08/25/2036	893,632
1,142,646	Series 2006-S4-A6	5.71%	#	12/25/2036	1,107,562

	JP Morgan Mortgage Trust,
375,709	Series 2007-S3-1A7	6.00%		08/25/2037	326,553

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Resecuritization Trust,
365,431	Series 2011-2-2A3	3.24%	#^	07/26/2036	365,119

	Lehman Mortgage Trust,
2,243,136	Series 2005-1-2A4	5.50%		11/25/2035	2,074,090
839,655	Series 2006-3-1A5	6.00%		07/25/2036	661,729
58,060	Series 2006-9-1A19	28.27%	# I/F	01/25/2037	92,244
958,479	Series 2007-10-2A1	6.50%		01/25/2038	736,431
210,705	Series 2007-2-1A1	5.75%		02/25/2037	184,411

	MASTR Alternative Loans Trust,
132,512	Series 2005-2-3A1	6.00%		03/25/2035	126,833
59,469	Series 2007-1-2A7	6.00%		10/25/2036	42,829

	MASTR Asset Securitization Trust,
182,664	Series 2003-2-30B2	5.75%		04/25/2033	180,763
3,329,867	Series 2006-2-1A11	6.00%	#	06/25/2036	3,194,290

	Morgan Stanley Mortgage Loan Trust,
137,363	Series 2004-1-1A1	5.00%		11/25/2018	141,037
1,467,528	Series 2005-7-7A4	5.50%		11/25/2035	1,516,170
3,897,976	Series 2006-7-3A	5.18%	#	06/25/2036	3,244,862

	Morgan Stanley Re-Remic Trust,
2,372,882	Series 2010-R6-5C	5.75%	#^	05/26/2037	2,162,220

	Nomura Asset Acceptance Corporation,
250,003	Series 2006-AP1-A2	5.52%	#	01/25/2036	145,383

	Nomura Home Equity Loan, Inc.,
665,925	Series 2006-AF1-A2	5.80%	#	10/25/2036	333,845
1,191,949	Series 2007-1-1A1	6.06%	#	02/25/2037	553,982

	Option One Mortgage Loan Trust,
73,936	Series 2004-3-M3	1.50%	#	11/25/2034	67,979

	PHH Alternative Mortgage Trust,
536,865	Series 2007-2-4A1	6.00%		05/25/2022	484,118

	PR Mortgage Loan Trust,
12,122,353	Series 2014-1-APT	5.91%	#	10/25/2049	12,505,444

	Residential Accredit Loans, Inc.,
274,752	Series 2004-QS15-A1	5.25%		11/25/2034	280,585
510,012	Series 2005-QS14-3A3	6.00%		09/25/2035	488,607
89,608	Series 2005-QS1-A5	5.50%		01/25/2035	89,617
565,558	Series 2006-QS10-A4	5.75%		08/25/2036	463,395
6,171,358	Series 2006-QS10-A9	6.50%		08/25/2036	5,306,027
6,129,604	Series 2006-QS4-A10	6.00%		04/25/2036	5,323,182
1,236,309	Series 2006-QS6-1A15	6.00%		06/25/2036	1,069,144
283,285	Series 2006-QS6-2A1	6.00%		06/25/2021	278,667
1,909,589	Series 2007-QS3-A4	6.25%		02/25/2037	1,573,036
6,681,864	Series 2007-QS9-A33	6.50%		07/25/2037	5,722,843

	Residential Asset Mortgage Products, Inc.,
440,100	Series 2005-RS1-AI5	5.41%	#	01/25/2035	443,116

	Residential Asset Securitization Trust,
246,201	Series 2005-A10-A3	5.50%		09/25/2035	209,737
344,912	Series 2005-A11-2A4	6.00%		10/25/2035	277,098
77,668	Series 2005-A7-A3	5.50%		06/25/2035	67,482
1,927,048	Series 2006-A6-1A1	6.50%		07/25/2036	1,015,996
181,780	Series 2006-R1-A1	26.30%	# I/F	01/25/2046	332,501

	Residential Funding Mortgage Securities Trust,
157,971	Series 2006-S10-1A2	6.00%		10/25/2036	150,670
817,496	Series 2006-S11-A3	6.00%		11/25/2036	767,331
1,507,631	Series 2007-S2-A4	6.00%		02/25/2037	1,422,095
1,034,482	Series 2007-S3-1A4	6.00%		03/25/2037	934,940

	Securitized Mortgage Asset Loan Trust,
48,039,932	Series 2015-1-PC	1.51%	#^¥	02/25/2054	37,236,957
9,126,224	Series 2015-2-PC	3.57%	^¥	12/26/2059	8,099,186
14,255,770	Series 2015-3-PC	3.59%	^¥	10/25/2044	13,316,600

	Structured Asset Securities Corporation,
1,192,806	Series 2003-35-1A1	5.15%	#	12/25/2033	1,227,060
1,712,707	Series 2005-14-1A1	0.83%	#	07/25/2035	1,423,132
1,537,907	Series 2005-16-1A3	5.50%		09/25/2035	1,530,798
1,692,358	Series 2005-RF1-A	0.88%	#^	03/25/2035	1,395,759
1,705,452	Series 2005-RF1-AIO	4.64%	#^ I/O	03/25/2035	323,622

	Washington Mutual Mortgage Pass-Through Certificates,
177,347	Series 2005-1-2A	6.00%		03/25/2035	163,496

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass-Through Certificates, (Cont.)
1,383,197	Series 2006-1-3A1	5.75%		02/25/2036	1,282,880
3,065,002	Series 2006-2-4CB	6.00%		03/25/2036	2,923,487
5,321,754	Series 2006-8-A6	4.57%	#	10/25/2036	3,575,498
4,140,485	Series 2006-AR19-2A	1.94%	#	01/25/2047	3,733,120
2,797,031	Series 2007-3-A6	6.00%		04/25/2037	2,626,804
185,532	Series 2007-5-A11	36.33%	# I/F	06/25/2037	455,593
12,873,368	Series 2007-5-A3	7.00%		06/25/2037	8,433,176

	Wells Fargo Alternative Loan Trust,
1,839,821	Series 2007-PA5-1A1	6.25%		11/25/2037	1,773,188

	Wells Fargo Mortgage Backed Securities Trust,
1,425,044	Series 2005-17-1A1	5.50%		01/25/2036	1,400,312
89,407	Series 2005-AR14-A6	3.01%	#	08/25/2035	84,709
139,733	Series 2005-AR16-6A4	3.07%	#	10/25/2035	134,604
578,029	Series 2006-2-3A1	5.75%		03/25/2036	586,123
1,172,368	Series 2006-7-2A1	6.00%		06/25/2036	1,131,065
1,366,500	Series 2007-10-1A5	6.00%		07/25/2037	1,368,433
1,708,649	Series 2007-10-2A11	6.00%		07/25/2037	1,643,590
2,418,971	Series 2007-11-A96	6.00%		08/25/2037	2,408,542
2,757,154	Series 2007-14-1A1	6.00%		10/25/2037	2,717,122
683,441	Series 2007-4-A16	5.50%		04/25/2037	664,210
167,289	Series 2007-7-A1	6.00%		06/25/2037	165,119

	WinWater Mortgage Loan Trust,
23,291,346	Series 2015-5-A3	3.50%	#^	08/20/2045	24,180,250

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $591,080,573)				593,595,284

US CORPORATE BONDS 13.6%
5,641,000	21st Century Fox America, Inc.	4.75%		09/15/2044	6,217,301
10,271,000	AbbVie, Inc.	4.70%		05/14/2045	11,131,422
10,002,000	Actavis Funding SCS	2.35%		03/12/2018	10,107,991
1,788,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	1,865,619
11,458,000	Air Lease Corporation	3.75%		02/01/2022	12,023,865
2,365,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	2,299,962
1,495,000	Albertson’s Holdings LLC	5.75%	^	03/15/2025	1,495,000
780,000	Allison Transmission, Inc.	5.00%	^	10/01/2024	799,812
9,017,000	Ally Financial, Inc.	4.13%		03/30/2020	9,197,340
1,670,000	Ally Financial, Inc.	4.25%		04/15/2021	1,705,487
5,045,000	Amazon.com, Inc.	3.80%		12/05/2024	5,604,642
2,000,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	2,122,500
4,900,000	American Express Credit Corporation	2.25%		08/15/2019	5,001,734
17,055,000	American Express Credit Corporation	2.25%		05/05/2021	17,328,920
5,055,000	Anheuser-Busch InBev Finance, Inc.	4.90%		02/01/2046	6,087,898
5,071,000	Apache Corporation	4.75%		04/15/2043	5,233,997
6,809,000	Apple, Inc.	4.65%		02/23/2046	7,897,276
1,765,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	1,857,662
924,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	956,340
2,165,000	Ashland, Inc.	4.75%		08/15/2022	2,259,719
7,250,000	AT&T, Inc.	3.40%		05/15/2025	7,466,441
3,285,000	AT&T, Inc.	4.13%		02/17/2026	3,558,670
7,624,000	Bank of America Corporation	2.00%		01/11/2018	7,661,289
7,625,000	Bank of America Corporation	2.63%		04/19/2021	7,755,128
8,155,000	BB&T Corporation	2.45%		01/15/2020	8,349,554
7,426,000	BB&T Corporation	2.05%		05/10/2021	7,508,919

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	47

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,579,000	Berkshire Hathaway Energy Company	6.50%		09/15/2037	16,005,906
1,430,000	Berry Plastics Corporation	5.50%		05/15/2022	1,487,200
5,173,000	Boeing Company	6.88%		03/15/2039	7,841,042
9,828,000	Boston Properties LP	4.13%		05/15/2021	10,699,901
810,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	834,300
9,729,000	Burlington Northern Santa Fe LLC	4.55%		09/01/2044	11,320,791
570,000	Calpine Corporation	5.75%		01/15/2025	565,012
10,183,000	Cardinal Health, Inc.	1.95%		06/15/2018	10,283,170
1,202,000	CCO Holdings LLC	5.25%		09/30/2022	1,259,095
525,000	CCO Holdings LLC	5.13%	^	05/01/2023	549,281
4,965,000	Celgene Corporation	3.88%		08/15/2025	5,326,621
765,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	780,300
2,115,000	Centene Corporation	5.63%		02/15/2021	2,252,475
2,215,000	Cequel Communications Holdings LLC	6.38%	^	09/15/2020	2,289,756
2,641,000	Chevron Corporation	1.79%		11/16/2018	2,669,061
7,875,000	Chevron Corporation	1.56%		05/16/2019	7,920,384
10,970,000	Cisco Systems, Inc.	1.85%		09/20/2021	11,049,478
4,570,000	Citigroup, Inc.	2.65%		10/26/2020	4,672,976
10,750,000	Citigroup, Inc.	2.70%		03/30/2021	11,001,668
3,105,000	Coca Cola Company	1.88%		10/27/2020	3,159,216
8,970,000	Coca Cola Company	1.55%		09/01/2021	8,941,466
3,562,000	Comcast Corporation	4.20%		08/15/2034	3,953,613
5,975,000	Comcast Corporation	4.40%		08/15/2035	6,794,262
2,268,000	CommScope, Inc.	5.00%	^	06/15/2021	2,355,885
755,000	CSC Holdings LLC	5.25%		06/01/2024	719,137
775,000	CSC Holdings LLC	5.50%	^	04/15/2027	794,375
5,005,000	CVS Health Corporation	2.88%		06/01/2026	5,092,838
1,170,000	Dana Holding Corporation	5.50%		12/15/2024	1,196,325
6,399,000	Delphi Corporation	4.15%		03/15/2024	6,883,212
3,324,000	Delphi Corporation	4.25%		01/15/2026	3,630,054
1,500,000	Diamond 1 Finance Corporation	7.13%	^	06/15/2024	1,650,721
515,000	Dollar Tree, Inc.	5.75%		03/01/2023	556,844
775,000	Double Eagle Acquisition	7.50%	^	10/01/2024	791,469
3,615,000	Duke Energy Corporation	3.75%		09/01/2046	3,530,911
8,955,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	9,851,109
7,208,000	Eli Lilly & Company	3.70%		03/01/2045	7,791,430
1,056,000	Embarq Corporation	8.00%		06/01/2036	1,071,291
2,625,000	Energy Gulf Coast, Inc.	9.25%	Ω	12/15/2017	262,500
427,000	Energy Gulf Coast, Inc.	11.00%	^Ω	03/15/2020	172,935
720,000	Energy Gulf Coast, Inc.	7.50%	Ω	12/15/2021	72,000
1,355,000	Energy Partners Ltd.	8.25%	Ω	02/15/2018	193,087
1,935,000	Energy Transfer Equity LP	5.50%		06/01/2027	1,935,000
10,100,000	Energy Transfer Partners LP	4.75%		01/15/2026	10,459,893
2,160,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	2,278,800
8,618,000	Enterprise Products Operating LLC	3.70%		02/15/2026	8,893,905
4,560,000	EOG Resources, Inc.	4.15%		01/15/2026	4,992,881
1,425,000	Equinix Inc.	5.88%		01/15/2026	1,535,437
2,371,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	2,379,891
5,175,000	Exelon Corporation	3.40%		04/15/2026	5,383,811
4,723,000	Express Scripts Holding Company	4.50%		02/25/2026	5,193,189
2,630,000	Express Scripts Holding Company	3.40%		03/01/2027	2,652,344
710,000	Extraction Oil & Gas Holdings LLC	7.88%	^	07/15/2021	740,175
8,930,000	FedEx Corporation	4.75%		11/15/2045	10,232,789
7,595,000	Fidelity National Information Services, Inc.	3.63%		10/15/2020	8,063,703

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,125,000	First Data Corporation	7.00%	^	12/01/2023	1,192,500
1,140,000	First Data Corporation	5.75%	^	01/15/2024	1,175,625
8,525,000	Ford Motor Company	7.45%		07/16/2031	11,312,138
2,125,000	Gannett Company, Inc.	4.88%	^	09/15/2021	2,215,312
1,965,000	Gates Global LLC	6.00%	^	07/15/2022	1,876,575
8,420,000	General Motors Financial Company, Inc.	2.40%		05/09/2019	8,455,381
4,045,000	General Motors Financial Company, Inc.	3.20%		07/13/2020	4,145,700
3,390,000	General Motors Financial Company, Inc.	3.20%		07/06/2021	3,435,582
20,167,000	Georgia-Pacific LLC	3.60%	^	03/01/2025	21,531,903
750,000	GLP Capital LP	5.38%		04/15/2026	808,125
11,825,000	Goldman Sachs Group, Inc.	2.35%		11/15/2021	11,815,895
2,155,000	Goodyear Tire & Rubber Company	5.13%		11/15/2023	2,251,975
1,210,000	Gray Television, Inc.	7.50%		10/01/2020	1,256,664
920,000	Gray Television, Inc.	5.13%	^	10/15/2024	905,050
1,165,000	Gray Television, Inc.	5.88%	^	07/15/2026	1,176,650
1,135,000	HCA, Inc.	5.88%		02/15/2026	1,211,613
2,110,000	HD Supply, Inc.	7.50%		07/15/2020	2,191,763
8,420,000	Hewlett Packard Company	3.60%	^	10/15/2020	8,843,113
780,000	Hilton Domestic Operating Company, Inc.	4.25%	^	09/01/2024	799,500
3,601,000	Home Depot, Inc.	3.35%		09/15/2025	3,909,638
6,630,000	Home Depot, Inc.	3.00%		04/01/2026	7,026,945
1,560,000	Infor US, Inc.	6.50%		05/15/2022	1,587,300
5,740,000	Intel Corporation	4.10%		05/19/2046	6,173,387
5,335,000	International Paper Company	3.00%		02/15/2027	5,343,429
1,145,000	JBS LLC	5.75%	^	06/15/2025	1,130,688
9,720,000	JP Morgan Chase & Company	4.25%		10/01/2027	10,486,412
10,310,000	JPMorgan Chase & Company	2.40%		06/07/2021	10,433,895
6,694,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	7,635,391
6,297,000	Kraft Heinz Foods Company	1.60%		06/30/2017	6,310,809
4,268,000	Kraft Heinz Foods Company	2.00%		07/02/2018	4,312,003
696,000	Kroger Company	6.15%		01/15/2020	791,637
11,356,000	Kroger Company	3.40%		04/15/2022	12,061,389
8,352,000	Laboratory Corporation	2.50%		11/01/2018	8,496,105
8,450,000	Laboratory Corporation	4.70%		02/01/2045	9,250,528
580,000	Lam Research Corporation	2.80%		06/15/2021	596,007
3,028,000	Lam Research Corporation	3.45%		06/15/2023	3,102,719
2,026,000	Level 3 Communications, Inc.	5.75%		12/01/2022	2,122,235
1,305,000	Levi Strauss & Company	5.00%		05/01/2025	1,366,988
13,049,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	16,311,159
8,527,000	Lockheed Martin Corporation	4.70%		05/15/2046	10,200,773
2,853,000	Memorial Production Partners LP	6.88%		08/01/2022	1,390,838
50,000	Metropolitan Edison Company	4.00%	^	04/15/2025	52,302
555,000	MGM Growth Properties Operating Partnership LP	5.63%	^	05/01/2024	603,396
2,000,000	MGM Resorts International	4.63%		09/01/2026	1,960,000
335,000	Microsemi Corporation	9.13%	^	04/15/2023	383,575
9,040,000	Microsoft Corporation	4.45%		11/03/2045	10,328,345
2,175,000	Milacron LLC	7.75%	^	02/15/2021	2,272,875
7,100,000	Morgan Stanley	2.65%		01/27/2020	7,261,348

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,235,000	Morgan Stanley	2.50%		04/21/2021	3,270,080
5,650,000	Morgan Stanley	3.88%		01/27/2026	6,021,697
4,435,000	Morgan Stanley	3.13%		07/27/2026	4,488,659
2,000,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	2,155,000
8,269,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	8,282,851
1,925,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	1,948,239
775,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	916,894
15,265,000	National Rural Utilities Cooperative Finance Corporation	2.00%		01/27/2020	15,431,114
2,216,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	2,249,240
2,980,000	Newell Brands, Inc.	3.15%		04/01/2021	3,108,155
1,080,000	Nexstar Escrow Corporation	5.63%	^	08/01/2024	1,090,800
1,000,000	Novelis Corporation	6.25%	^	08/15/2024	1,065,000
475,000	Novelis Corporation	5.88%	^	09/30/2026	487,469
1,450,000	NRG Energy, Inc.	7.25%	^	05/15/2026	1,482,625
3,655,000	NVIDIA Corporation	3.20%		09/16/2026	3,698,615
2,805,000	Occidental Petroleum Corporation	3.40%		04/15/2026	2,972,868
11,890,000	Omnicom Group, Inc.	3.60%		04/15/2026	12,598,929
148,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	154,045
865,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	823,913
1,435,000	Open Text Corporation	5.88%	^	06/01/2026	1,504,956
5,022,000	Oracle Corporation	2.38%		01/15/2019	5,150,729
5,760,000	Oracle Corporation	2.25%		10/08/2019	5,904,501
9,945,000	Oracle Corporation	1.90%		09/15/2021	9,977,908
10,705,000	Oracle Corporation	4.13%		05/15/2045	11,269,903
500,000	PDC Energy, Inc.	6.13%	^	09/15/2024	521,250
2,782,000	Phillips 66	5.88%		05/01/2042	3,511,527
1,503,000	Phillips 66	4.88%		11/15/2044	1,680,351
2,230,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	2,308,050
1,483,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	1,546,028
9,901,000	PNC Funding Corporation	3.30%		03/08/2022	10,521,456
860,000	Post Holdings, Inc.	5.00%	^	08/15/2026	857,850
1,125,000	PQ Corporation	6.75%	^	11/15/2022	1,195,313
2,125,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	2,321,563
1,560,000	Quintiles Transnational Corporation	4.88%	^	05/15/2023	1,610,700
670,000	RegionalCare Hospital Partners Holdings, Inc.	8.25%	^	05/01/2023	693,450
1,199,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	1,228,975
385,000	Revlon Consumer Products Corporation	6.25%	^	08/01/2024	398,475
2,690,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	2,806,851
9,400,000	Reynolds, Inc.	4.00%		06/12/2022	10,225,668
1,430,000	Rite Aid Corporation	6.13%	^	04/01/2023	1,546,188
4,530,000	S&P Global, Inc.	4.40%		02/15/2026	5,074,597
1,475,000	Sabre GLBL, Inc.	5.25%	^	11/15/2023	1,508,188
2,051,000	Sally Holdings LLC	5.75%		06/01/2022	2,148,423
895,000	Sanchez Energy Corporation	6.13%		01/15/2023	722,713
365,000	SandRidge Energy, Inc.	8.75%	^Ω	06/01/2020	132,313
2,003,000	SBA Communications Corporation	5.63%		10/01/2019	2,059,344
5,810,000	Schlumberger Holdings Corporation	2.35%	^	12/21/2018	5,920,134

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,195,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	2,332,188
2,275,000	Select Medical Corporation	6.38%		06/01/2021	2,249,406
10,465,000	Shell International Finance B.V.	1.38%		05/10/2019	10,439,403
1,760,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	1,790,800
10,165,000	Simon Property Group LP	3.30%		01/15/2026	10,761,604
1,900,000	Sinclair Television Group, Inc.	5.63%	^	08/01/2024	1,947,500
2,325,000	Sirius XM Radio Inc.	5.38%	^	07/15/2026	2,394,750
1,075,000	Solera Finance, Inc.	10.50%	^	03/01/2024	1,204,000
14,931,000	Southern Company	2.45%		09/01/2018	15,226,484
395,000	Southern Company	1.85%		07/01/2019	398,343
2,115,000	Spectrum Brands, Inc.	5.75%		07/15/2025	2,294,775
7,235,000	State Street Corporation	3.55%		08/18/2025	7,857,991
3,350,000	State Street Corporation	2.65%		05/19/2026	3,394,635
1,260,000	Station Casinos LLC	7.50%		03/01/2021	1,333,949
8,764,000	Synchrony Financial	3.00%		08/15/2019	8,977,903
1,765,000	Targa Resources Partners Finance Corporation	5.38%	^	02/01/2027	1,780,444
1,185,000	Team Health, Inc.	7.25%	^	12/15/2023	1,278,319
2,340,000	Tenet Healthcare Corporation	6.75%		06/15/2023	2,182,050
2,181,000	Terex Corporation	6.00%		05/15/2021	2,238,251
15,365,000	Thermo Fisher Scientific, Inc.	3.30%		02/15/2022	16,122,587
8,600,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	8,867,159
2,185,000	TransDigm, Inc.	6.00%		07/15/2022	2,316,100
715,000	TreeHouse Foods, Inc.	6.00%	^	02/15/2024	773,094
19,600,000	Tyson Foods, Inc.	3.95%		08/15/2024	21,200,418
19,645,000	Verizon Communications, Inc.	4.40%		11/01/2034	20,891,102
1,700,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	1,751,000
1,275,000	Vizient, Inc.	10.38%	^	03/01/2024	1,466,250
9,410,000	Wal-Mart Stores, Inc.	4.30%		04/22/2044	11,110,763
7,680,000	Waste Management, Inc.	4.10%		03/01/2045	8,474,173
410,000	WellPoint, Inc.	1.88%		01/15/2018	412,092
10,164,000	WellPoint, Inc.	2.30%		07/15/2018	10,301,163
10,935,000	Wells Fargo & Company	3.55%		09/29/2025	11,561,357
10,040,000	Wells Fargo & Company	3.00%		04/22/2026	10,153,492
605,000	Western Digital Corporation	7.38%	^	04/01/2023	665,500
2,170,000	Williams Partners LP	4.88%		03/15/2024	2,196,656
1,760,000	WMG Acquisition Corporation	6.75%	^	04/15/2022	1,874,400
6,440,000	Xerox Corporation	2.95%		03/15/2017	6,478,788
6,429,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	6,436,663
2,074,000	Zimmer Holdings, Inc.	2.70%		04/01/2020	2,120,568

	Total US Corporate Bonds (Cost $988,737,176)				1,027,862,300

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	49

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 25.3%
82,050,000	United States Treasury Bonds	2.75%		11/15/2042	89,607,543
101,300,000	United States Treasury Bonds	3.00%		11/15/2044	115,897,533
291,346,290	United States Treasury Inflation Indexed Bonds	0.13%		07/15/2026	295,125,634
72,922,234	United States Treasury Inflation Indexed Bonds	1.00%		02/15/2046	81,135,757
143,500,000	United States Treasury Notes	0.50%		11/30/2016	143,573,759
143,100,000	United States Treasury Notes	0.50%		01/31/2017	143,190,725
232,500,000	United States Treasury Notes	0.75%		10/31/2017	232,668,097
24,350,000	United States Treasury Notes	1.00%		05/15/2018	24,449,397
8,450,000	United States Treasury Notes	1.00%		11/30/2019	8,467,001
250,900,000	United States Treasury Notes	2.00%		11/30/2020	260,122,582
190,900,000	United States Treasury Notes	2.25%		03/31/2021	200,165,331
11,850,000	United States Treasury Notes	1.88%		11/30/2021	12,241,145
89,700,000	United States Treasury Notes	1.75%		03/31/2022	92,040,632
104,800,000	United States Treasury Notes	1.50%		03/31/2023	105,598,262
7,000,000	United States Treasury Notes	2.38%		08/15/2024	7,462,245
100,500,000	United States Treasury Notes	2.13%		05/15/2025	105,152,045

	Total US Government and Agency Obligations (Cost $1,884,279,324)				1,916,897,688

US GOVERNMENT/AGENCY MORTGAGE BACKED OBLIGATIONS 18.9%

	Federal Home Loan Mortgage Corporation,
1,135,944	Pool G01840	5.00%		07/01/2035	1,272,347
634,015	Pool G04817	5.00%		09/01/2038	702,399
19,545,224	Pool G08537	3.00%		07/01/2043	20,351,892
47,989,808	Pool G08622	3.00%		01/01/2045	49,939,445
13,151,779	Pool G08686	3.00%		01/01/2046	13,686,085
57,996,663	Pool G08701	3.00%		04/01/2046	60,352,839
112,177,676	Pool G08721	3.00%		09/01/2046	116,735,014
3,457,353	Pool N70081	5.50%		07/01/2038	3,945,831
10,344,912	Pool Q33789	3.50%		06/01/2045	11,052,130
4,870,452	Pool T60854	3.50%		09/01/2042	5,065,172
844,956	Pool U60299	4.00%		11/01/2040	914,329
6,734,000	Series 2016-K54-B	4.19%	#^	02/25/2026	6,861,660
89,364	Series 2692-SC	12.24%	# I/F	07/15/2033	102,555
3,184,302	Series 2722-PS	9.31%	# I/F	12/15/2033	3,569,827
159,645	Series 2750-ZT	5.00%		02/15/2034	178,161
329,535	Series 3002-SN	5.98%	# I/F I/O	07/15/2035	71,323
146,403	Series 3045-DI	6.21%	# I/F I/O	10/15/2035	26,472
538,528	Series 3116-Z	5.50%		02/15/2036	614,968
42,562	Series 3117-ZN	4.50%		02/15/2036	45,977
644,500	Series 3203-ZC	5.00%		07/15/2036	718,250
185,574	Series 3275-SC	5.56%	# I/F I/O	02/15/2037	28,107
1,082,683	Series 3382-SB	5.48%	# I/F I/O	11/15/2037	143,941
1,301,772	Series 3384-S	5.87%	# I/F I/O	11/15/2037	155,677
1,374,067	Series 3417-SX	5.66%	# I/F I/O	02/15/2038	184,271
133,430	Series 3423-GS	5.13%	# I/F I/O	03/15/2038	16,417
133,430	Series 3423-SG	5.13%	# I/F I/O	03/15/2038	15,246
232,120	Series 3524-LB	3.98%	#	06/15/2038	233,976
493,796	Series 3562-WS	4.43%	# I/F I/O	08/15/2039	54,331
398,898	Series 3582-SA	5.48%	# I/F I/O	10/15/2049	56,061
749,172	Series 3606-CS	5.83%	# I/F I/O	12/15/2039	151,706

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
418,071	Series 3616-SG	5.83%	# I/F I/O	03/15/2032	80,520
1,854,742	Series 3626-AZ	5.50%		08/15/2036	2,055,401
708,741	Series 3666-SC	5.25%	# I/F I/O	05/15/2040	127,765
467,043	Series 3666-VZ	5.50%		08/15/2036	520,385
2,596,829	Series 3779-DZ	4.50%		12/15/2040	2,897,437
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,526,973
72,785	Series 3780-YS	8.85%	# I/F	12/15/2040	73,039
581,571	Series 3786-SG	8.45%	# I/F	01/15/2041	653,337
7,408,167	Series 3792-SE	8.81%	# I/F	01/15/2041	7,818,547
2,507,878	Series 3795-VZ	4.00%		01/15/2041	2,774,098
73,326	Series 3798-SD	8.55%	# I/F	12/15/2040	74,890
1,726,262	Series 3806-CZ	5.50%		07/15/2034	1,949,426
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,227,081
3,199,529	Series 3818-CZ	4.50%		03/15/2041	3,534,846
2,083,577	Series 3819-ZU	5.50%		07/15/2034	2,329,915
3,736,782	Series 3824-EY	3.50%		03/15/2031	4,047,948
251,282	Series 3828-SW	11.63%	# I/F	02/15/2041	359,997
3,190,747	Series 3863-ZA	5.50%		08/15/2034	3,554,298
3,687,450	Series 3888-ZG	4.00%		07/15/2041	3,995,424
18,437,252	Series 3889-VZ	4.00%		07/15/2041	19,821,180
2,801,103	Series 3910-GZ	5.00%		08/15/2041	3,475,706
20,702,726	Series 3967-ZP	4.00%		09/15/2041	23,005,081
5,902,913	Series 3972-AZ	3.50%		12/15/2041	6,144,303
23,699,396	Series 4057-ZA	4.00%		06/15/2042	26,832,878
8,617,317	Series 4096-DZ	3.50%		08/15/2042	9,378,333
27,238,846	Series 4165-ZT	3.00%		02/15/2043	26,657,024
9,452,798	Series 4291-MS	5.38%	# I/F I/O	01/15/2054	1,608,480
17,662,494	Series 4341-AZ	3.00%		05/15/2044	17,469,936
21,073,658	Series 4377-A	3.00%		06/15/2039	21,699,716
15,296,261	Series 4391-MA	3.00%		07/15/2040	15,896,854
12,794,046	Series 4413-AZ	3.50%		11/15/2044	13,560,843
5,202,053	Series 4419-TB	3.00%		02/15/2040	5,243,863
10,630,699	Series 4423-Z	3.50%		12/15/2044	11,351,849
21,307,555	Series 4427-MA	3.00%		02/15/2034	22,204,036
30,629,441	Series 4471-BA	3.00%		12/15/2041	31,587,086
42,782,773	Series 4471-GA	3.00%		02/15/2044	44,392,483
26,510,490	Series 4481-B	3.00%		12/15/2042	27,383,406
17,646,594	Series 4511-QA	3.00%		01/15/2041	18,132,343
77,127,047	Series 4542-AC	2.70%		01/15/2045	78,838,820
4,781,000	Series K-050-A2	3.33%	#	08/25/2025	5,279,405
6,528,000	Series K-053-A2	3.00%		12/25/2025	7,035,471
706,233	Series R003-ZA	5.50%		10/15/2035	812,792

	Federal Home Loan Mortgage Corporation Pass-Thru,
6,720,000	Series K054-A2	2.75%		01/25/2026	7,100,541
106,334,868	Series K722-X1	1.31%	# I/O	03/25/2023	7,427,937

	Federal National Mortgage Association,
54,306,046	Pool AS7661	3.00%		08/01/2046	55,749,327
23,693,345	Pool MA2621	3.50%		05/01/2046	24,580,865
33,573,651	Pool MA2649	3.00%		06/01/2046	34,448,485
136,827,559	Pool MA2737	3.00%		09/01/2046	142,428,609
54,520	Series 2003-117-KS	6.57%	# I/F I/O	08/25/2033	2,254
421,180	Series 2003-W17-1A7	5.75%		08/25/2033	480,343
3,624,722	Series 2005-20-QH	5.00%		03/25/2035	4,031,730
610,727	Series 2006-101-SA	6.05%	# I/F I/O	10/25/2036	122,928
277,265	Series 2006-56-SM	6.22%	# I/F I/O	07/25/2036	48,524
241,599	Series 2007-116-BI	5.72%	# I/F I/O	05/25/2037	40,113
2,492,335	Series 2007-30-FS	27.39%	# I/F	04/25/2037	4,294,138
969,102	Series 2007-30-OI	5.91%	# I/F I/O	04/25/2037	199,434
180,196	Series 2008-29-ZA	4.50%		04/25/2038	197,464
198,870	Series 2008-62-SC	5.47%	# I/F I/O	07/25/2038	26,571
1,103,885	Series 2009-111-EZ	5.00%		01/25/2040	1,167,843
60,759	Series 2009-111-SE	5.72%	# I/F I/O	01/25/2040	7,659
117,977	Series 2009-16-MZ	5.00%		03/25/2029	131,299
167,375	Series 2009-48-WS	5.42%	# I/F I/O	07/25/2039	18,025
837,419	Series 2009-62-PS	5.57%	# I/F I/O	08/25/2039	99,857
1,902,946	Series 2009-77-ZA	4.50%		10/25/2039	2,084,633
430,839	Series 2009-83-Z	4.50%		10/25/2039	460,341
212,107	Series 2010-101-ZH	4.50%		07/25/2040	227,485
55,491	Series 2010-109-BS	49.24%	# I/F	10/25/2040	254,356
751,426	Series 2010-112-ZA	4.00%		10/25/2040	786,612
435,855	Series 2010-121-SD	3.97%	# I/F I/O	10/25/2040	45,401
29,336	Series 2010-137-VS	13.43%	# I/F	12/25/2040	46,442

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
2,516,237	Series 2010-150-ZA	4.00%		01/25/2041	2,719,149
122,314	Series 2010-31-SA	4.47%	# I/F I/O	04/25/2040	12,126
154,840	Series 2010-34-PS	4.40%	# I/F I/O	04/25/2040	13,817
294,439	Series 2010-35-SP	5.82%	# I/F I/O	04/25/2050	60,526
104,808	Series 2010-35-SV	5.92%	# I/F I/O	04/25/2040	13,111
3,665,333	Series 2010-37-MY	4.50%		04/25/2040	3,970,268
284,928	Series 2010-59-PS	5.92%	# I/F I/O	03/25/2039	23,723
399,211	Series 2010-59-SC	4.47%	# I/F I/O	01/25/2040	54,430
1,774,760	Series 2010-60-VZ	5.00%		10/25/2039	1,902,400
369,456	Series 2010-64-EZ	5.00%		06/25/2040	411,964
759,227	Series 2010-7-PE	5.00%		02/25/2040	817,032
423,719	Series 2010-90-GS	5.47%	# I/F I/O	08/25/2040	53,241
57,791	Series 2010-99-SG	22.38%	# I/F	09/25/2040	99,833
7,365,727	Series 2011-141-PZ	4.00%		01/25/2042	7,730,076
15,747,140	Series 2011-18-UZ	4.00%		03/25/2041	16,892,791
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,617,390
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	1,073,326
2,027,857	Series 2011-59-MA	4.50%		07/25/2041	2,198,439
51,658	Series 2011-63-ZE	4.00%		08/25/2038	51,642
23,761,617	Series 2013-45-LZ	3.00%		05/25/2043	24,329,178
30,511,424	Series 2013-6-ZB	3.00%		02/25/2043	30,914,574
14,651,328	Series 2014-55-MA	3.00%		10/25/2039	15,153,459
24,447,419	Series 2014-70-VZ	3.00%		11/25/2044	24,299,251
8,183,456	Series 2014-73-CZ	3.00%		11/25/2044	8,208,044
37,230,242	Series 2015-09-HA	3.00%		01/25/2045	39,057,457
6,348,000	Series 2016-M3	2.70%		02/25/2026	6,670,659
509,980	Series 400-S4	4.92%	# I/F I/O	11/25/2039	75,148

	Federal National Mortgage Association Pass-Thru,
222,487	Pool 555743	5.00%		09/01/2033	250,073
192,020	Pool 735382	5.00%		04/01/2035	214,748
1,454,278	Pool 735383	5.00%		04/01/2035	1,627,470
784,247	Pool 735402	5.00%		04/01/2035	876,972
1,122,082	Pool 735484	5.00%		05/01/2035	1,253,017
215,182	Pool 931104	5.00%		05/01/2039	239,117
1,340,663	Pool 995112	5.50%		07/01/2036	1,525,317
1,287,997	Pool 995203	5.00%		07/01/2035	1,447,331
1,167,152	Pool AB2123	4.00%		01/01/2031	1,264,825
128,589	Pool AB2370	4.50%		09/01/2035	136,290
17,101,839	Pool AB6854	3.00%		11/01/2042	17,829,579
44,731	Pool AC1032	5.00%		06/01/2040	46,398
34,863	Pool AD2177	4.50%		06/01/2030	38,286
1,585,572	Pool AH7309	4.00%		02/01/2031	1,705,660
35,552,398	Pool AS4645	3.00%		03/01/2045	37,007,739
919,744	Pool MA0264	4.50%		12/01/2029	1,009,706
64,932	Pool MA0282	5.00%		12/01/2039	72,348
663,871	Pool MA0353	4.50%		03/01/2030	728,929
37,276	Pool MA0468	5.00%		07/01/2040	40,314
21,550,903	Pool MA2151	3.50%		01/01/2045	22,352,868
12,391,964	Pool MA2248	3.00%		04/01/2045	12,715,490
14,742,145	Pool MA2621	3.50%		04/01/2046	15,755,124

	Government National Mortgage Association,
536,762	Pool 752494	5.50%		09/20/2039	593,123
271,875	Series 2003-67-SP	6.57%	# I/F I/O	08/20/2033	69,521
237,107	Series 2008-82-SM	5.52%	# I/F I/O	09/20/2038	40,991
3,109,646	Series 2009-32-ZE	4.50%		05/16/2039	3,438,902
3,520,900	Series 2009-35-DZ	4.50%		05/20/2039	3,847,406
3,732,043	Series 2009-75-GZ	4.50%		09/20/2039	4,031,429
4,504,552	Series 2009-75-HZ	5.00%		09/20/2039	4,952,538
11,448,691	Series 2010-113-SM	5.52%	# I/F I/O	09/20/2040	1,868,182
119,213	Series 2010-25-ZB	4.50%		02/16/2040	133,424
6,733,448	Series 2011-45-GZ	4.50%		03/20/2041	7,236,659
8,390,271	Series 2011-70-WS	8.64%	# I/F	12/20/2040	9,550,598
12,706,786	Series 2011-71-ZA	4.50%		02/20/2041	13,939,659
23,181,020	Series 2013-117-MS	5.62%	# I/F I/O	02/20/2043	3,078,458
10,280,545	Series 2013-122-SB	5.57%	# I/F I/O	08/16/2043	1,789,511
48,836,103	Series 2013-169-SE	5.52%	# I/F I/O	11/16/2043	8,037,973
16,224,541	Series 2014-102-TS	5.07%	# I/F I/O	07/20/2044	2,113,699
13,051,062	Series 2014-118-PS	5.67%	# I/F I/O	08/20/2044	1,873,164
11,419,679	Series 2014-118-SA	5.67%	# I/F I/O	08/20/2044	1,690,132

	Total US Government / Agency Mortgage Backed Obligations (Cost $1,383,249,715)				1,436,014,864

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
AFFILIATED MUTUAL FUNDS 4.3%
17,627,160	DoubleLine Global Bond Fund (Class I)				188,258,071
8,177,558	DoubleLine Infrastructure Income Fund (Class I)				83,901,744
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				54,450,000

	Total Affiliated Mutual Funds (Cost $314,600,000)				326,609,815

SHORT TERM INVESTMENTS 4.8%
120,311,338	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		120,311,338
120,311,338	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		120,311,338
120,311,338	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		120,311,338

	Total Short Term Investments (Cost $360,934,014)				360,934,014

	Total Investments 99.9% (Cost $7,453,295,246)				7,581,558,839
	Other Assets in Excess of Liabilities 0.1%				5,433,255

	NET ASSETS 100.0%				$7,586,992,094

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	25.3%
US Government / Agency Mortgage Backed Obligations	18.9%
US Corporate Bonds	13.6%
Foreign Corporate Bonds	9.6%
Non-Agency Residential Collateralized Mortgage Obligations	7.8%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Short Term Investments	4.8%
Affiliated Mutual Funds	4.3%
Collateralized Loan Obligations	3.3%
Bank Loans	2.4%
Asset Backed Obligations	1.9%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.8%
Municipal Bonds	0.1%
Other Assets and Liabilities	0.1%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	51

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2016

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	25.3%
US Government / Agency Mortgage Backed Obligations	18.9%
Non-Agency Residential Collateralized Mortgage Obligations	7.8%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Banking	5.6%
Short Term Investments	4.8%
Affiliated Mutual Funds	4.3%
Collateralized Loan Obligations	3.3%
Oil & Gas	1.9%
Asset Backed Obligations	1.9%
Telecommunications	1.6%
Utilities	1.5%
Transportation	1.4%
Technology	1.2%
Healthcare	1.1%
Pharmaceuticals	1.0%
Media	1.0%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.8%
Electronics/Electric	0.8%
Retailers (other than Food/Drug)	0.7%
Finance	0.7%
Automotive	0.6%
Food Products	0.6%
Financial Intermediaries	0.5%
Consumer Products	0.5%
Beverage and Tobacco	0.4%
Containers and Glass Products	0.4%
Energy	0.4%
Insurance	0.4%
Real Estate	0.3%
Food/Drug Retailers	0.3%
Pulp & Paper	0.3%
Chemicals/Plastics	0.3%
Leisure	0.3%
Aerospace & Defense	0.3%
Building and Development (including Steel/Metals)	0.3%
Hotels/Motels/Inns and Casinos	0.2%
Business Equipment and Services	0.2%
Industrial Equipment	0.2%
Municipal Bonds	0.1%
Mining	0.1%
Environmental Control	0.1%
Biotechnology	0.1%
Conglomerates	0.1%
Health Care Providers & Services	0.1%
Cosmetics/Toiletries	0.1%
Construction	0.0%	~
Other Assets and Liabilities	0.1%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	89.4%
Mexico	1.5%
Colombia	0.9%
Chile	0.8%
Panama	0.6%
United Kingdom	0.6%
Canada	0.5%
Singapore	0.4%
India	0.4%
Costa Rica	0.4%
Peru	0.4%
Guatemala	0.4%
Brazil	0.4%
Israel	0.4%
Malaysia	0.3%
Australia	0.3%
China	0.3%
Netherlands	0.3%
Dominican Republic	0.2%
Japan	0.2%
Qatar	0.2%
Paraguay	0.2%
Ireland	0.1%
Trinidad & Tobago	0.1%
France	0.1%
Poland	0.1%
Jamaica	0.1%
Hungary	0.1%
Hong Kong	0.1%
Indonesia	0.1%
Luxembourg	0.0%	~
El Salvador	0.0%	~
Germany	0.0%	~
Barbados	0.0%	~
Other Assets and Liabilities	0.1%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $1,120,957,615 or 14.8% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2016.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

¥	Illiquid security. At September 30, 2016, the value of these securities amounted to $58,652,743 or 0.8% of net assets.

♦	Seven-day yield as of September 30, 2016

~	Represents less than 0.05% of net assets

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2016 is as follows:

Fund	Value at March 31, 2016	Gross Purchases	Gross Sales	Shares Held at September 30, 2016	Value at September 30, 2016	Dividend Income Earned in the Period Ended September 30, 2016	Net Realized Gain (Loss) in the Period Ended September 30, 2016
DoubleLine Global Bond Fund	$85,656,164	$100,000,000	$—	17,627,160	$188,258,071	$473,841	$—
DoubleLine Long Duration Total Return Bond Fund	52,000,000	—	—	5,000,000	54,450,000	748,328	—
DoubleLine Infrastructure Income Fund	—	83,100,000	—	8,177,558	83,901,744	539,256	—

	$137,656,164	$183,100,000	$—	30,804,718	$326,609,815	$1,761,425	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	53

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 86.4%

BRAZIL 4.9%
5,000,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	4,343,500
1,300,000	BR Malls International Finance Ltd.	8.50%	†	04/21/2049	1,300,000
4,500,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	3,881,250
2,200,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,897,500
7,631,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	7,688,233
1,500,000	Eldorado International Finance GMBH	8.63%	^	06/16/2021	1,237,500
2,000,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	2,035,000
4,000,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	3,320,000
3,600,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	3,697,200
7,600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	7,714,000
4,100,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	4,161,500
11,000,000	OAS Financial Ltd.	8.88%	#^†	04/25/2018	550,000
4,900,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	2,009,000
3,500,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	1,662,500

					45,497,183

CHILE 11.1%
6,143,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	6,969,332
3,500,000	Colbun S.A.	6.00%		01/21/2020	3,921,823
8,200,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	7,943,750
16,000,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	15,773,264
13,650,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	13,116,722
1,000,000	GNL Quintero S.A.	4.63%		07/31/2029	1,052,500
18,498,746	Guanay Finance Ltd.	6.00%		12/15/2020	18,984,338
9,000,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	9,270,000
2,540,000	SUAM Finance B.V.	4.88%		04/17/2024	2,700,020
11,883,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	12,031,538
1,400,000	Transelec S.A.	3.88%	^	01/12/2029	1,442,000
9,750,000	VTR Finance B.V.	6.88%		01/15/2024	10,115,625

					103,320,912

CHINA 3.2%
16,213,000	CNOOC Finance Ltd.	2.63%		05/05/2020	16,550,295
2,000,000	CNOOC Finance Ltd.	4.25%		01/26/2021	2,165,672
3,460,000	CNPC General Capital Ltd.	2.75%		05/14/2019	3,541,978
600,000	CNPC General Capital Ltd.	2.70%		11/25/2019	617,176
1,300,000	Sinopec Group Overseas Development Ltd.	2.13%		05/03/2019	1,309,815
1,500,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	1,527,759
4,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	4,110,644

					29,823,339

COLOMBIA 8.9%
5,100,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	4,883,250
8,500,000	Avianca Holdings S.A.	8.38%		05/10/2020	8,138,750
3,330,000	Banco Davivienda S.A.	2.95%		01/29/2018	3,364,133
715,000	Banco de Bogota S.A.	5.38%		02/19/2023	740,919
200,000	Banco de Bogota S.A.	6.25%	^	05/12/2026	211,750
4,400,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	4,403,960
5,300,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	5,704,125
5,000,000	Bancolombia S.A.	6.13%		07/26/2020	5,412,500
9,300,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	9,625,500
2,836,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	3,222,405
180,000	Grupo Aval Ltd.	5.25%		02/01/2017	181,436
8,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	7,936,000
10,000,000	GrupoSura Finance S.A.	5.70%		05/18/2021	10,925,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
14,600,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	2,774,000
4,000,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	760,000
2,000,000	Pacific Rubiales Energy Corporation	5.63%		01/19/2025	380,000
935,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	976,607
13,000,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	13,578,500

					83,218,835

COSTA RICA 3.9%
8,294,000	Banco de Costa Rica	5.25%		08/12/2018	8,542,820
3,405,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	3,508,853
11,970,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	12,493,687
1,400,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	1,461,250
3,600,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	3,834,000
5,900,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	6,283,500

					36,124,110

DOMINICAN REPUBLIC 1.8%
7,500,000	AES Andres B.V.	7.95%	^	05/11/2026	8,015,625
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,863,000
7,098,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	7,346,430

					17,225,055

EL SALVADOR 0.7%
7,200,000	AES El Salvador Trust	6.75%		03/28/2023	6,840,000

					6,840,000

GUATEMALA 3.2%
6,000,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	6,270,000
5,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	5,225,000
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,212,500
1,730,000	Cementos Progreso Trust	7.13%		11/06/2023	1,846,775
3,500,000	Comcel Trust	6.88%		02/06/2024	3,616,200
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	5,870,500
5,000,000	Industrial Senior Trust	5.50%		11/01/2022	4,975,000

					30,015,975

HONG KONG 0.3%
2,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	2,045,000
500,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	531,808

					2,576,808

INDIA 6.1%
17,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	17,239,615
1,753,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	1,916,029
2,700,000	Bharti Airtel Ltd.	4.38%		06/10/2025	2,802,789
3,355,000	Export-Import Bank of India	2.75%		04/01/2020	3,414,847
3,645,000	Export-Import Bank of India	2.75%		08/12/2020	3,707,096
4,500,000	Export-Import Bank of India	3.13%		07/20/2021	4,649,832
1,000,000	Indian Oil Corporation, Ltd.	5.63%		08/02/2021	1,132,353
13,949,000	ONGC Videsh Ltd.	3.25%		07/15/2019	14,346,547
4,600,000	Reliance Holdings, Inc.	4.50%		10/19/2020	4,976,574

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,750,000	Reliance Holdings, Inc.	5.40%		02/14/2022	1,974,047
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	662,901

					56,822,630

INDONESIA 0.5%
5,800,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	4,727,000

					4,727,000

ISRAEL 4.4%
13,000,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	13,731,250
1,000,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	1,069,370
4,440,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	4,734,150
20,700,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	21,921,300

					41,456,070

JAMAICA 1.7%
500,000	Digicel Ltd.	7.00%		02/15/2020	480,000
7,500,000	Digicel Ltd.	7.13%	^	04/01/2022	5,810,250
12,000,000	Digicel Ltd.	7.13%		04/01/2022	9,296,400

					15,586,650

MALAYSIA 3.3%
6,600,000	Axiata SPV2 BHD	3.47%		11/19/2020	6,935,405
1,500,000	IOI Investment BHD	4.38%		06/27/2022	1,593,174
6,975,000	Malayan Banking BHD	3.25%	#	09/20/2022	7,050,065
15,000,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	15,357,525

					30,936,169

MEXICO 12.5%
2,279,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	2,279,000
500,000	Banco Nacional de Comercio Exterior S.N.C.	4.38%		10/14/2025	518,750
2,000,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	1,944,400
3,000,000	Banco Santander	4.13%		11/09/2022	3,097,500
9,500,000	Banco Santander	5.95%	#	01/30/2024	10,007,775
2,800,000	BBVA Bancomer S.A.	6.50%		03/10/2021	3,069,500
9,000,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	9,065,430
1,600,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	1,620,000
6,850,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	6,935,625
10,000,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	10,050,000
3,045,766	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,137,139
5,801,460	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	5,975,503
1,000,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	1,060,000
8,407,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	8,428,018
8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	8,542,500
7,104,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	7,139,520
1,500,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	1,560,000
12,000,000	Petroleos Mexicanos	3.50%		07/18/2018	12,306,000
5,000,000	Petroleos Mexicanos	5.50%		02/04/2019	5,285,000
957,000	Petroleos Mexicanos	6.63%	†	09/29/2049	942,805
2,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	1,955,000
1,000,000	Tenedora Nemak S.A. de C.V.	5.50%		02/28/2023	1,024,000
6,834,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	5,749,103
7,200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	5,310,000

					117,002,568

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PANAMA 6.0%
14,100,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	15,298,500
1,000,000	Aeropuerto Internacional de Tocumen S.A.	5.63%	^	05/18/2036	1,060,000
6,050,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	6,201,250
14,076,642	ENA Norte Trust	4.95%		04/25/2023	14,710,091
7,000,000	Global Bank Corporation	5.13%	^	10/30/2019	7,367,500
11,000,000	Global Bank Corporation	5.13%		10/30/2019	11,577,500

					56,214,841

PARAGUAY 2.4%
4,500,000	Banco Continental SAECA	8.88%		10/15/2017	4,522,500
900,000	Banco Regional SAECA	8.13%	^	01/24/2019	972,000
8,340,000	Banco Regional SAECA	8.13%		01/24/2019	9,007,200
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	416,000
7,600,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	7,904,000

					22,821,700

PERU 6.6%
9,000,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	9,675,000
8,050,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	8,653,750
3,900,000	Ajecorp B.V.	6.50%		05/14/2022	2,125,500
2,100,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	2,336,250
5,818,000	Camposol S.A.	10.50%	^	07/15/2021	5,352,560
3,000,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	2,955,000
915,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	949,312
2,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,069,000
2,900,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	3,020,350
1,900,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,978,850
20,632,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	17,258,668
4,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	3,269,750
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	2,177,175

					61,821,165

QATAR 0.2%
2,000,000	Ooredoo Tamweel Ltd.	3.04%		12/03/2018	2,047,340

					2,047,340

SINGAPORE 4.3%
4,316,000	DBS Bank Ltd.	3.63%	#	09/21/2022	4,389,640
15,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	15,682,500
10,500,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	10,897,215
9,000,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	9,289,233

					40,258,588

SOUTH KOREA 0.0%
305,000	GS Caltex Corporation	3.25%		10/01/2018	313,725

					313,725

TRINIDAD & TOBAGO 0.4%
3,000,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	3,225,000

					3,225,000

	Total Foreign Corporate Bonds (Cost $839,444,989)				807,875,663

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	55

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 7.7%

COSTA RICA 1.6%
12,100,000	Costa Rica Government International Bond	10.00%		08/01/2020	14,731,750

					14,731,750

DOMINICAN REPUBLIC 0.9%
8,345,206	Dominican Republic International Bond	9.04%		01/23/2018	8,762,467

					8,762,467

HUNGARY 0.6%
4,900,000	Hungary Government International Bond	4.00%		03/25/2019	5,146,862

					5,146,862

PANAMA 1.4%
12,200,000	Panama Government International Bond	5.20%		01/30/2020	13,511,500

					13,511,500

POLAND 0.7%
6,000,000	Poland Government International Bond	5.13%		04/21/2021	6,791,832

					6,791,832

QATAR 2.5%
23,500,000	Qatar Government International Bond	2.38%		06/02/2021	23,722,004

					23,722,004

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $72,500,948)				72,666,415

SHORT TERM INVESTMENTS 4.5%
13,967,184	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		13,967,184
13,967,184	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		13,967,184
13,967,184	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		13,967,184

	Total Short Term Investments (Cost $41,901,552)				41,901,552

	Total Investments 98.6% (Cost $953,847,489)				922,443,630
	Other Assets in Excess of Liabilities 1.4%				12,777,188

	NET ASSETS 100.0%				$935,220,818

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	12.5%
Chile	11.1%
Colombia	8.9%
Panama	7.4%
Peru	6.6%
India	6.1%
Costa Rica	5.5%
Brazil	4.9%
United States	4.5%
Israel	4.4%
Singapore	4.3%
Malaysia	3.3%
Guatemala	3.2%
China	3.2%
Dominican Republic	2.7%
Qatar	2.7%
Paraguay	2.4%
Jamaica	1.7%
El Salvador	0.7%
Poland	0.7%
Hungary	0.6%
Indonesia	0.5%
Trinidad & Tobago	0.4%
Hong Kong	0.3%
South Korea	0.0%	~
Other Assets and Liabilities	1.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	24.3%
Oil & Gas	13.1%
Transportation	13.1%
Utilities	12.7%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	7.7%
Finance	5.5%
Telecommunications	5.2%
Short Term Investments	4.5%
Consumer Products	4.2%
Chemicals/Plastics	1.7%
Media	1.4%
Building and Development (including Steel/Metals)	1.3%
Retailers (other than Food/Drug)	0.9%
Pulp & Paper	0.8%
Mining	0.5%
Construction	0.5%
Conglomerates	0.4%
Beverage and Tobacco	0.2%
Technology	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Real Estate	0.1%
Automotive	0.1%
Other Assets and Liabilities	1.4%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2016.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $181,717,160 or 19.4% of net assets.

†	Perpetual Maturity

♦	Seven-day yield as of September 30, 2016

~	Represents less than 0.05% of net assets

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.0%

	AVANT Loans Funding Trust,
284,734	Series 2015-A-A	4.00%	^	08/16/2021	286,218
867,548	Series 2015-A-B	6.00%	^	08/16/2021	870,497

	Citi Held For Asset Issuance,
141,304	Series 2015-PM1-A	1.85%	^	12/15/2021	141,189
1,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	996,616
500,000	Series 2015-PM1-C	5.01%	^	12/15/2021	485,581

	MarketPlace Loan Trust,
249,210	Series 2015-CB1-A	4.00%	^	07/15/2021	249,159

	Total Asset Backed Obligations (Cost $3,042,381)				3,029,260

COLLATERALIZED LOAN OBLIGATIONS 3.7%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-E	5.08%	#^	04/17/2025	744,891
1,000,000	Series 2013-1A-SUB	6.81%	#^@	04/17/2025	445,574

	Carlyle High Yield Partners Ltd.,
71,842	Series 2006-8A-A2A	1.05%	# ^	05/21/2021	71,721

	Cent Ltd.,
1,000,000	Series 2013-18A-D	4.16%	#^	07/23/2025	971,672
1,000,000	Series 2013-18A-E	5.31%	#^	07/23/2025	878,514
976,865	Series 2013-18A-SUB	7.58%	#^@	07/23/2025	523,879
500,000	Series 2014-22A-C	4.54%	#^	11/07/2026	485,455

	Madison Park Funding Ltd.,
500,000	Series 2014-13A-D	4.04%	#^	01/19/2025	489,445

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	4.47%	#^	11/14/2026	487,420
500,000	Series 2014-1A-D	7.42%	#^	11/14/2026	476,316

	Total Collateralized Loan Obligations (Cost $6,706,288)				5,574,887

MUNICIPAL BONDS 1.1%
2,500,000	Commonwealth of Puerto Rico General Obligation	8.00%	Ω	07/01/2035	1,640,625

	Total Municipal Bonds (Cost $2,249,008)				1,640,625

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.1%

	Adjustable Rate Mortgage Trust,
250,604	Series 2006-1-2A1	3.38%	#	03/25/2036	184,336

	Banc of America Alternative Loan Trust,
462,451	Series 2006-7-A4	6.00%	#	10/25/2036	292,355

	BCAP LLC Trust,
43,708	Series 2007-AA2-2A5	6.00%		04/25/2037	38,698
2,766,740	Series 2009-RR4-1A2	6.48%	#^	06/26/2037	1,399,050

	ChaseFlex Trust,
266,408	Series 2007-M1-2F4	4.35%	#	08/25/2037	222,226

	Citicorp Mortgage Securities, Inc.,
57,673	Series 2007-2-3A1	5.50%		02/25/2037	57,529

	Citigroup Mortgage Loan Trust, Inc.,
199,439	Series 2009-7-2A2	5.50%	^	10/25/2021	205,505

	CitiMortgage Alternative Loan Trust,
280,980	Series 2007-A6-1A11	6.00%		06/25/2037	245,385

	Countrywide Alternative Loan Trust,
106,444	Series 2006-32CB-A16	5.50%		11/25/2036	90,620
760,358	Series 2006-J1-2A1	7.00%		02/25/2036	297,888
23,230	Series 2007-17CB-1A10	27.48%	# I/F	08/25/2037	39,004
15,617	Series 2007-21CB-2A2	26.30%	# I/F	09/25/2037	24,649

	Countrywide Home Loans,
247,877	Series 2007-10-A5	6.00%		07/25/2037	209,471
13,185	Series 2007-4-1A5	6.50%		05/25/2037	11,625

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse First Boston Mortgage Securities Corporation,
156,756	Series 2005-8-1A3	5.25%		09/25/2035	141,402

	Credit Suisse Mortgage Capital Certificates,
46,090	Series 2006-9-4A1	6.00%		11/25/2036	37,644
305,600	Series 2010-7R-4A17	6.00%	#^	04/26/2037	293,184

	Deutsche Mortgage Securities, Inc.,
152,471	Series 2006-PR1-3A1	11.39%	#^ I/F	04/15/2036	170,801
308,694	Series 2006-PR1-5AI4	11.39%	#^ I/F	04/15/2036	346,864

	First Horizon Alternative Mortgage Securities,
59,503	Series 2007-FA2-1A3	6.00%		04/25/2037	44,641

	GreenPoint Mortgage Funding Trust,
1,586,483	Series 2005-AR3-2A1	0.79%	#	08/25/2045	1,029,500

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	179,051

	GSR Mortgage Loan Trust,
134,548	Series 2006-2F-2A20	10.58%	# I/F	02/25/2036	142,950

	JP Morgan Alternative Loan Trust,
35,212	Series 2005-S1-2A11	6.00%		12/25/2035	32,345
531,621	Series 2006-S1-1A3	5.50%		03/25/2036	432,822

	JP Morgan Mortgage Acquisition Corporation,
166,499	Series 2006-CH2-AF3	5.46%	#	10/25/2036	129,786

	Lavender Trust,
297,000	Series 2010-R12A-A3	6.00%	^	06/26/2037	297,071

	Lehman Mortgage Trust,
89,360	Series 2006-4-1A3	4.87%	# I/F I/O	08/25/2036	20,011
5,585	Series 2006-4-1A4	6.00%		08/25/2036	5,046
47,323	Series 2007-5-11A1	5.35%	#	06/25/2037	34,611

	Lehman XS Trust,
225,958	Series 2005-1-3A3A	5.11%	#	07/25/2035	210,091

	MASTR Resecuritization Trust,
335,532	Series 2008-4-A1	6.00%	#^	06/27/2036	283,580

	Morgan Stanley Mortgage Loan Trust,
1,882,450	Series 2006-8AR	0.78%	#	06/25/2036	987,608
321,613	Series 2007-13-6A1	6.00%		10/25/2037	281,992

	Residential Accredit Loans, Inc.,
243,927	Series 2006-QS10-A9	6.50%		08/25/2036	209,724
4,409	Series 2006-QS13-1A8	6.00%		09/25/2036	3,620
250,881	Series 2006-QS2-1A4	5.50%		02/25/2036	218,754
50,563	Series 2006-QS7-A4	0.93%	#	06/25/2036	32,768
151,688	Series 2006-QS7-A5	5.07%	# I/F I/O	06/25/2036	29,797
93,841	Series 2006-QS8-A4	0.98%	#	08/25/2036	61,457
281,523	Series 2006-QS8-A5	5.02%	# I/F I/O	08/25/2036	57,439

	Residential Asset Mortgage Products, Inc.,
307,083	Series 2004-RS2-MII1	1.40%	#	02/25/2034	297,532

	Residential Asset Securitization Trust,
24,607	Series 2005-A12-A12	5.50%		11/25/2035	22,690
599,158	Series 2006-A16-1A3	6.00%		02/25/2037	476,838
481,346	Series 2007-A1-A8	6.00%		03/25/2037	330,311
397,756	Series 2007-A5-2A5	6.00%		05/25/2037	357,233

	Washington Mutual Mortgage Pass-Through Certificates,
313,044	Series 2006-8-A6	4.57%	#	10/25/2036	210,323

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $10,812,265)				10,727,827

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 3.7%

	Federal Home Loan Mortgage Corporation,
69,253	Series 3261-SA	5.91%	# I/F I/O	01/15/2037	13,235
52,703	Series 3317-DS	13.69%	# I/F	05/15/2037	67,793
143,760	Series 3355-BI	5.53%	# I/F I/O	08/15/2037	27,577
122,041	Series 3384-S	5.87%	# I/F I/O	11/15/2037	14,595
194,883	Series 3384-SG	5.79%	# I/F I/O	08/15/2036	28,827
127,820	Series 3417-SX	5.66%	# I/F I/O	02/15/2038	17,141
166,787	Series 3423-GS	5.13%	# I/F I/O	03/15/2038	20,521
1,653,602	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	12,566
180,077	Series 3500-SA	5.00%	# I/F I/O	01/15/2039	20,764

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	57

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
297,112	Series 3523-SM	5.48%	# I/F I/O	04/15/2039	44,513
49,380	Series 3562-WS	4.43%	# I/F I/O	08/15/2039	5,433
297,503	Series 3728-SV	3.93%	# I/F I/O	09/15/2040	31,756
249,782	Series 3758-S	5.51%	# I/F I/O	11/15/2040	48,197
81,463	Series 3779-DZ	4.50%		12/15/2040	90,893
6,856	Series 3780-YS	8.85%	# I/F	12/15/2040	6,880
301,209	Series 3815-ST	5.33%	# I/F I/O	02/15/2041	46,148
109,806	Series 3900-SB	5.45%	# I/F I/O	07/15/2041	15,061
422,225	Series 3923-CZ	5.00%		09/15/2041	511,575

	Federal National Mortgage Association,
127,235	Series 2006-101-SA	6.05%	# I/F I/O	10/25/2036	25,610
66,717	Series 2006-123-LI	5.79%	# I/F I/O	01/25/2037	13,392
460,970	Series 2007-39-AI	5.59%	# I/F I/O	05/25/2037	92,259
217,760	Series 2007-57-SX	6.09%	# I/F I/O	10/25/2036	40,346
14,203	Series 2009-49-S	6.22%	# I/F I/O	07/25/2039	3,023
361,035	Series 2009-86-CI	5.27%	# I/F I/O	09/25/2036	53,497
144,527	Series 2009-90-IA	5.22%	# I/F I/O	03/25/2037	18,345
139,613	Series 2009-90-IB	5.19%	# I/F I/O	04/25/2037	18,972
359,867	Series 2010-39-SL	5.14%	# I/F I/O	05/25/2040	52,980
188,074	Series 2011-5-PS	5.87%	# I/F I/O	11/25/2040	21,225
357,861	Series 2012-30-DZ	4.00%		04/25/2042	405,967
1,105,033	Series 2013-53-ZC	3.00%		06/25/2043	1,120,412
765,051	Series 2013-55-KS	5.21%	# I/F	06/25/2043	765,566
1,031,972	Series 2013-55-VZ	3.00%		06/25/2043	1,066,622

	Government National Mortgage Association,
35,019	Series 2009-6-SM	5.42%	# I/F I/O	02/20/2038	6,243
561,121	Series 2011-45-GZ	4.50%		03/20/2041	603,055
250,000	Series 2011-7-LS	8.82%	# I/F	12/20/2040	289,244

	Total US Government / Agency Mortgage Backed Obligations (Cost $4,985,642)				5,620,233

REAL ESTATE INVESTMENT TRUSTS 3.3%

240,000	Annaly Capital Management, Inc.				2,520,000
148,747	Chimera Investment Corporation				2,372,515

	Total Real Estate Investment Trusts (Cost $4,467,259)				4,892,515

AFFILIATED MUTUAL FUNDS 29.3%
578,000	DoubleLine Core Fixed Income Fund (Class I)				6,433,138
199,203	DoubleLine Flexible Income Fund (Class I)				1,954,183
675,944	DoubleLine Low Duration Bond Fund (Class I)				6,806,759
2,663,622	DoubleLine Total Return Bond Fund (Class I)				29,086,752

	Total Affiliated Mutual Funds (Cost $45,097,852)				44,280,832

EXCHANGE TRADED FUNDS AND COMMON STOCKS 13.9%
101,500	iShares MSCI Australia Index Fund				2,121,350
106,000	iShares MSCI Canada Index Fund				2,723,140
230,000	iShares MSCI Emerging Markets Index Fund				8,613,500
55,000	iShares MSCI Hong Kong Index Fund				1,210,550
38,750	iShares MSCI Singapore Index Fund				420,825
18,000	iShares MSCI Sweden Index Fund				523,260
42,500	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.				341,275
25,600	Stone Harbor Emerging Markets Income Fund				407,296

PRINCIPAL AMOUNT $ / SHARES / CONTRACTS	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

37,500	Templeton Emerging Markets Income Fund				412,500
130,000	VanEck Vectors Gold Miners ETF				3,435,900
25,300	Western Asset Emerging Markets Debt Fund, Inc.				411,378
36,400	Western Asset Emerging Markets Income Fund, Inc.				418,964

	Total Exchange Traded Funds and Common Stocks (Cost $20,318,778)				21,039,938

PURCHASED OPTIONS 0.4%

	SPDR S&P 500 ETF Put,
560	Expiration December 2016, Strike Price $213				247,520

	SPDR S&P 500 ETF Call,
450	Expiration December 2016, Strike Price $213				342,900

	Total Purchased Options (Cost $661,703)				590,420

SHORT TERM INVESTMENTS 32.0%
14,181,694	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		14,181,694
1,870,776	Dreyfus Government Cash Management - Institutional Shares	0.30%	♦		1,870,776
12,310,919	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		12,310,919
14,928,694	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦‡		14,928,694
5,000,000	United States Treasury Bills	0.00%		12/01/2016	4,998,735

	Total Short Term Investments (Cost $48,291,181)				48,290,818

	Total Investments 96.5% (Cost $146,632,357)				145,687,355
	Other Assets in Excess of Liabilities 3.5%				5,285,060

	NET ASSETS 100.0%				$150,972,415

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	32.0%
Affiliated Mutual Funds	29.3%
Exchange Traded Funds and Common Stocks	13.9%
Non-Agency Residential Collateralized Mortgage Obligations	7.1%
US Government / Agency Mortgage Backed Obligations	3.7%
Collateralized Loan Obligations	3.7%
Real Estate Investment Trusts	3.3%
Asset Backed Obligations	2.0%
Municipal Bonds	1.1%
Purchased Options	0.4%
Other Assets and Liabilities	3.5%

100.0%

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $11,600,202 or 7.7% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2016.

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2016.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

I/O	Interest only security

♦	Seven-day yield as of September 30, 2016

‡	All or a portion of security has been pledged as collateral in connection with swaps.

Futures Contracts - Long
Contracts	Security Description	Expiration Month/Year	Unrealized Appreciation (Depreciation)
23	Gold Future	12/2016	$(57,799)
42	Nikkei-225 Future	12/2016	(66,005)
204	E-mini S&P 500 Future	12/2016	427,816
111	mini MSCI Emerging Markets Index Future	12/2016	129,677
68	FTSE 100 Index Future	12/2016	158,590

			$592,279

Futures Contracts - Short
Contracts	Security Description	Expiration Month/Year	Unrealized Appreciation (Depreciation)
118	Ultra 10 Year US Treasury Note Future	12/2016	$(35,929)

			$(35,929)

Total Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Cocoa Official Close Index	Morgan Stanley	0.25%	595,000	10/06/2016	$7,193
S&P GSCI Copper Official Close Index	Morgan Stanley	0.25%	595,000	10/06/2016	2,794
S&P GSCI Sugar Official Close Index	Morgan Stanley	0.15%	595,000	10/06/2016	(8,922)
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	0.25%	595,000	10/06/2016	8,661
S&P GSCI Gold Official Close Index	Morgan Stanley	0.20%	595,000	10/06/2016	(3,997)
S&P GSCI Zinc Official Close Index	Morgan Stanley	0.25%	595,000	10/06/2016	5,176
SPDR S&P Bank ETF	JP Morgan Securities LLC	0.48%	7,504,510	12/13/2016	(24,450)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	31,300,000	04/28/2017	2,893,784

					$2,880,239

Total Return Swaps - Short
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Wheat Official Close Index	Morgan Stanley	0.25%	595,000	10/06/2016	$(4,478)
S&P GSCI Corn Official Close Index	Morgan Stanley	0.15%	595,000	10/06/2016	(13,558)
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	0.25%	595,000	10/06/2016	(4,542)
S&P GSCI Crude Oil Official Close Index	Morgan Stanley	0.20%	595,000	10/06/2016	(5,103)
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	0.15%	595,000	10/06/2016	10,655
S&P GSCI Kansas Wheat Official Close Index	Morgan Stanley	0.15%	595,000	10/06/2016	2,492
Vanguard REIT ETF	JP Morgan Securities LLC	0.68%	7,496,936	12/14/2016	(190,753)
S&P 500 Equal Weight Consumer Discretionary Index	JP Morgan Securities LLC	0.18%	9,998,534	01/19/2017	(56,537)

					$(261,824)

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector. At September 30, 2016, the four sector constituents and their weightings were as follows: Energy 25.4%, Technology 25.1%, Industrial 24.8% and Consumer Discretionary 24.7%.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	59

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund (Cont.)	(Unaudited) September 30, 2016

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the period ended September 30, 2016 is as follows:

Fund	Value at March 31, 2016	Gross Purchases	Gross Sales	Shares Held at September 30, 2016	Value at September 30, 2016	Dividend Income Earned in the Period Ended September 30, 2016	Net Realized Gain (Loss) in the Period Ended September 30, 2016
DoubleLine Total Return Bond Fund	$28,953,571	$—	$—	2,663,622	$29,086,752	$521,909	$—
DoubleLine Core Fixed Income Fund	6,282,858	—	—	578,000	6,433,138	92,512	—
DoubleLine Flexible Income Fund	1,902,390	—	—	199,203	1,954,183	35,850	—
DoubleLine Low Duration Bond Fund	—	6,800,000	—	675,944	6,806,759	43,640	—

	$37,138,819	$6,800,000	$—	4,116,769	$44,280,832	$693,911	$—

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 5.8%

	Access Group, Inc.,
12,162,178	Series 2007-A-B	1.38%	#	02/25/2037	10,611,022

	Access Point Funding LLC,
3,455,172	Series 2015-A-A	2.61%	^	04/15/2020	3,457,313

	AVANT Loans Funding Trust,
647,236	Series 2016-B-A	3.92%	^	08/15/2019	651,363
933,971	Series 2016-C-A	2.96%	^	09/16/2019	935,470

	Blue Elephant Loan Trust,
861,376	Series 2015-1-A	3.12%	^	12/15/2022	863,363

	Consumer Credit Origination Loan Trust,
1,224,762	Series 2015-1-A	2.82%	^	03/15/2021	1,226,731

	Consumer Installment Loan Trust,
1,923,358	Series 2016-LD1-A	3.96%	^	07/15/2022	1,929,203

	Eagle Ltd.,
2,517,188	Series 2014-1A-A1	2.57%	^	12/15/2039	2,500,466

	Eaglewood Consumer Loan Trust,
5,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	4,975,245

	Earnest Student Loan Program,
15,883,974	Series 2016-A-A2	2.50%	^	04/25/2033	15,711,741

	Flagship Credit Auto Trust,
6,000,000	Series 2016-3-B	2.43%	^	06/15/2021	6,047,334

	MarketPlace Loan Trust,
7,942,638	Series 2015-AV2-A	4.00%	^	10/15/2021	7,989,849

	OneMain Financial Issuance Trust,
3,598,636	Series 2014-1A-A	2.43%	^	06/18/2024	3,602,183
10,000,000	Series 2015-AA-A	3.19%	^	03/18/2026	10,114,039

	Progress Residential Trust,
7,750,000	Series 2016-SFR1-A	2.03%	#^	09/17/2033	7,844,858

	Sierra Timeshare Receivables Funding LLC,
19,871,533	Series 2016-2A-A	2.33%	^	07/20/2033	19,889,676

	SoFi Consumer Loan Program LLC,
1,403,657	Series 2016-1-NT	3.26%	^	08/25/2025	1,418,356

	SoFi Consumer Loan Program Trust,
10,000,000	Series 2016-2-A	3.09%	^	10/27/2025	10,031,448

	SoFi Professional Loan Program,
3,619,508	Series 2013-A-A	3.75%	^	12/25/2029	3,733,635
1,265,400	Series 2014-A-A2	3.02%	^	10/25/2027	1,294,632
4,929,814	Series 2015-C-A2	2.51%	^	08/25/2033	5,019,931
8,890,755	Series 2016-A-A2	2.76%	^	12/26/2036	9,119,689

	SpringCastle America Funding LLC,
18,918,710	Series 2014-AA-A	2.70%	^	05/25/2023	18,984,756
20,000,000	Series 2016-AA-A	3.05%	^	04/25/2029	20,204,180

	Springfield Funding Trust,
10,000,000	Series 2015-AA-A	3.16%	^	11/15/2024	10,129,574

	Spruce Asset Backed Securities Trust,
877,648	Series 2016-E1-A	4.32%	^	06/15/2028	880,444

	Westlake Automobile Receivables Trust,
7,000,000	Series 2016-2-B	2.30%	^	11/15/2019	7,077,526

	Total Asset Backed Obligations (Cost $185,628,924)				186,244,027

COLLATERALIZED LOAN OBLIGATIONS 19.6%
	ALM LLC,
7,500,000	Series 2016-19A-A1	2.18%	#^	07/15/2028	7,517,596
2,500,000	Series 2016-19A-A2	2.83%	#^	07/15/2028	2,504,118

	ALM Loan Funding,
10,000,000	Series 2012-7A-A1	2.11%	#^	10/19/2024	10,000,071

	Anchorage Capital Ltd.,
950,000	Series 2014-4A-A1A	2.19%	#^	07/28/2026	951,508

	Apidos Ltd.,
9,975,000	Series 2013-16A-A1	2.14%	#^	01/19/2025	9,998,990

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ARES Ltd.,
1,697,113	Series 2007-3RA-A2	0.90%	#^	04/16/2021	1,687,586

	Avery Point Ltd.,
3,000,000	Series 2014-1A-A	2.23%	#^	04/25/2026	3,011,670

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.83%	#^	07/15/2026	1,000,902

	Bluemountain Ltd.,
5,000,000	Series 2007-3A-C	1.55%	#^	03/17/2021	4,980,611

	BlueMountain Ltd.,
2,607,719	Series 2007-3A-A1B	1.11%	#^	03/17/2021	2,597,819
10,000,000	Series 2012-2A-A1	2.23%	#^	11/20/2024	10,015,000
9,500,000	Series 2014-3A-A1	2.16%	#^	10/15/2026	9,508,965
4,000,000	Series 2014-4A-B1	3.23%	#^	11/30/2026	4,009,797
15,000,000	Series 2015-2A-A1	2.11%	#^	07/18/2027	15,031,500
15,000,000	Series 2015-3A-A1	2.18%	#^	10/20/2027	15,033,383

	Bridgeport Ltd.,
2,584,397	Series 2006-1A-A1	0.95%	#^	07/21/2020	2,586,065

	Carlyle Global Market Strategies Ltd.,
2,250,000	Series 2013-2A-D	4.43%	#^	04/18/2025	2,244,871

	Carlyle High Yield Partners Ltd.,
1,000,000	Series 20017-10A-A2B	0.99%	#^	04/19/2022	999,860
495,446	Series 2006-8A-A1	1.06%	#^	05/21/2021	493,736
2,747,948	Series 2006-8A-A2A	1.05%	#^	05/21/2021	2,743,320
2,570,255	Series 2006-9A-A1	1.09%	#^	08/01/2021	2,552,860
14,298,220	Series 2007-10-A1	0.91%	#^	04/19/2022	14,296,275
6,326,369	Series 2007-10A-A2A	0.90%	#^	04/19/2022	6,325,652

	Catamaran Ltd.,
5,000,000	Series 2012-1A-A	2.27%	#^	12/20/2023	5,005,491
5,000,000	Series 2014-1A-A1	2.25%	#^	04/20/2026	5,006,035
1,250,000	Series 2014-1A-B	3.35%	#^	04/20/2026	1,223,620

	Cathedral Lake Ltd.,
5,000,000	Series 2013-1A-A1R	2.25%	#^	01/15/2026	5,000,000

	Cent Ltd.,
899,065	Series 2007-14A-A1	0.92%	#^	04/15/2021	887,094
8,878,497	Series 2007-14A-A2A	0.91%	#^	04/15/2021	8,762,789

	Cornerstone Ltd.,
55,885	Series 2007-1A-A1S	0.90%	#^	07/15/2021	55,899

	Covenant Credit Partners Ltd.,
5,000,000	Series 2014-1A-A	2.18%	#^	07/20/2026	5,007,048

	Dryden Senior Loan Fund,
500,000	Series 2012-25A-D	4.68%	#^	01/15/2025	498,931

	Eaton Vance Ltd.,
4,173,171	Series 2006-8A-A	1.07%	#^	08/15/2022	4,138,000
1,500,000	Series 2006-8A-B	1.47%	#^	08/15/2022	1,479,159

	Flatiron Ltd.,
1,000,000	Series 2013-1A-A1	2.08%	#^	01/17/2026	998,454

	Four Corners Ltd.,
1,061,559	Series 2006-2A-A	0.99%	#^	01/26/2020	1,061,474

	Franklin Ltd.,
6,244,253	Series 2016-6A-A	1.02%	#^	08/09/2019	6,209,167

	Galaxy Ltd.,
2,500,000	Series 2013-15A-A	1.93%	#^	04/15/2025	2,500,353
24,500,000	Series 2014-18A-A	2.15%	#^	10/15/2026	24,520,964

	GoldenTree Loan Opportunities Ltd.,
483,593	Series 2007-4A-A1B	1.03%	#^	08/18/2022	481,910
2,000,000	Series 2012-6A-D	4.88%	#^	04/17/2022	2,002,717
5,000,000	Series 2014-8A-A	2.14%	#^	04/19/2026	4,996,615

	Halcyon Loan Advisors Funding Ltd.,
9,000,000	Series 2012-1X-A2	3.32%	#	08/15/2023	9,045,142
1,000,000	Series 2014-1A-A1	2.21%	#^	04/18/2026	1,001,837
2,250,000	Series 2014-2A-C	4.24%	#^	04/28/2025	1,966,556

	Highbridge Loan Management Ltd.,
1,000,000	Series 2016-8A-X	1.70%	#^	04/20/2027	999,896

	Hillmark Funding Ltd.,
15,111,830	Series 2006-1A-A1	1.06%	#^	05/21/2021	15,064,462

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	61

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ING Ltd.,
5,641,101	Series 2012-1RA-A1R	2.06%	#^	03/14/2022	5,648,324

	Jamestown Ltd.,
4,000,000	Series 2014-4A-A1A	2.18%	#^	07/15/2026	3,985,425
31,000,000	Series 2016-9A-A1B	2.32%	#^	10/20/2028	31,019,905

	Kingsland Ltd.,
19,107,897	Series 2006-2A-A1A	0.91%	#^	04/21/2021	19,060,790

	Landmark Ltd.,
3,233,517	Series 2006-8A-A1	0.93%	#^	10/19/2020	3,230,816

	LCM LP,
6,076,517	Series 10AR-AR	1.94%	#^	04/15/2022	6,083,897
500,000	Series 10AR-BR	2.38%	#^	04/15/2022	500,604
500,000	Series 10AR-CR	3.53%	#^	04/15/2022	502,494
1,000,000	Series 11A-B	2.84%	#^	04/19/2022	1,002,454
25,500,000	Series 12A-AR	1.89%	#^	10/19/2022	25,483,214
1,000,000	Series 15A-C	3.93%	#^	08/25/2024	1,001,260
5,500,000	Series 16A-A	2.18%	#^	07/15/2026	5,501,440

	Madison Park Funding Ltd.,
434,907	Series 2007-4A-A2	1.10%	#^	03/22/2021	429,051
10,000,000	Series 2012-10A-A1A	2.07%	#^	01/20/2025	10,007,161
500,000	Series 2014-15A-C	4.43%	#^	01/27/2026	497,933

	Magnetite Ltd.,
4,750,000	Series 2014-9A-A1	2.13%	#^	07/25/2026	4,759,975
250,000	Series 2015-12A-A	2.18%	#^	04/15/2027	250,313

	MAPS Fund Ltd.,
1,000,000	Series 2007-2A-B	1.60%	#^	07/20/2022	968,981

	Mountain Hawk Ltd.,
18,400,000	Series 2014-A3-A	2.18%	#^	04/18/2025	18,394,410

	Mountain View Ltd.,
10,046,340	Series 2006-2A-A1	0.92%	#^	01/12/2021	10,001,558
800,000	Series 2007-3A-A2	1.02%	#^	04/16/2021	800,634

	Nautique Funding Ltd.,
645,612	Series 2006-1A-A1A	0.93%	#^	04/15/2020	645,738

	Navigare Funding Ltd.,
3,000,000	Series 2007-2A-C	1.43%	#^	04/17/2021	2,960,039

	NewMark Capital Funding Ltd.,
9,750,000	Series 2013-1A-A2	1.96%	#^	06/02/2025	9,707,961

	Northwoods Capital Corporation,
20,000,000	Series 2012-9A-A	2.10%	#^	01/18/2024	20,000,747
3,000,000	Series 2013-10-A1	2.17%	#^	11/04/2025	2,994,738

	Oak Hill Credit Partners,
1,000,000	Series 2012-7A-A	2.23%	#^	11/20/2023	1,001,233

	Ocean Trails,
681,777	Series 2006-1X-A1	0.92%	#	10/12/2020	680,018

	Octagon Investment Partners Ltd.,
1,755,434	Series 2012-1A-AR	2.05%	#^	05/05/2023	1,757,632
8,750,000	Series 2016-1A-B	2.81%	#^	07/15/2027	8,755,872

	OZLM Funding Ltd.,
3,110,000	Series 2013-5A-A1	2.18%	#^	01/17/2026	3,113,764

	OZLM Ltd.,
11,900,000	Series 2014-6A-A1	2.23%	#^	04/17/2026	11,900,119

	Palmer Square Loan Funding Ltd.,
2,000,000	Series 2016-2A-A1	1.98%	#^	06/21/2024	2,002,285

	Race Point Ltd.,
5,000,000	Series 2012-7A-A	2.21%	#^	11/08/2024	5,005,086

	Regatta Funding Ltd.,
3,000,000	Series 2014-1A-A1A	2.27%	#^	10/25/2026	3,003,544

	Silverado Ltd.,
1,871,558	Series 2006-2A-A1	0.92%	#^	10/16/2020	1,856,487

	Slater Mill Loan Fund,
3,800,000	Series 2012-1A-B	3.45%	#^	08/17/2022	3,803,433

	Sound Harbor Loan Fund Ltd.,
3,000,000	Series 2014-1A-A1	2.26%	#^	10/30/2026	3,003,597

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Steele Creek Ltd.,
2,000,000	Series 2014-1A-A1	2.41%	#^	08/21/2026	2,002,542

	Symphony Ltd.,
4,000,000	Series 2007-3A-C	1.48%	#^	05/15/2019	3,948,245
25,000,000	Series 2010-10A-AR	1.98%	#^	07/23/2023	25,003,228
9,320,170	Series 2012-8AR-AR	1.57%	#^	01/09/2023	9,325,320
10,000,000	Series 2013-11A-A	1.98%	#^	01/17/2025	10,011,941

	TCI-Flatiron Ltd.,
20,000,000	Series 2016-1A-A	2.21%	#^	07/17/2028	20,061,155

	Venture Ltd.,
9,250,000	Series 2014-16A-A1L	2.18%	#^	04/15/2026	9,256,928
14,000,000	Series 2014-17A-A	2.16%	#^	07/15/2026	14,006,233
1,000,000	Series 2014-17A-B2	2.78%	#^	07/15/2026	1,001,137
2,000,000	Series 2014-18A-A	2.13%	#^	10/15/2026	2,000,669
10,000,000	Series 2016-23A-A	2.30%	#^	07/19/2028	10,011,900

	Wasatch Ltd.,
10,894,114	Series 2006-1A-A1B	1.06%	#^	11/14/2022	10,672,416

	Washington Mill Ltd.,
5,000,000	Series 2014-1A-A1	2.20%	#^	04/20/2026	4,997,500
1,000,000	Series 2014-1A-B1	2.75%	#^	04/20/2026	999,989
1,000,000	Series 2014-1A-C	3.70%	#^	04/20/2026	1,003,678

	Westwood Ltd.,
2,234,159	Series 2006-1X-A1	1.10%	#	03/25/2021	2,216,125
1,379,779	Series 2007-2A-A1	0.93%	#^	04/25/2022	1,374,980

	WhiteHorse Ltd.,
2,500,000	Series 2012-1A-B1L	5.01%	#^	02/03/2025	2,500,848
5,000,000	Series 2013-1A-A1L	2.23%	#^	11/24/2025	5,006,152
3,250,000	Series 2014-1A-A	2.26%	#^	05/01/2026	3,222,373

	Wind River Ltd.,
10,000,000	Series 2013-2A-A1	2.13%	#^	01/18/2026	10,009,389
5,000,000	Series 2014-1A-A	2.20%	#^	04/18/2026	5,009,278

	York Ltd.,
1,500,000	Series 2016-1A-X	1.76%	#^	07/20/2025	1,500,988

	Zais Ltd.,
4,500,000	Series 2014-2A-A1A	2.21%	#^	07/25/2026	4,497,432

	Total Collateralized Loan Obligations (Cost $626,473,984)				628,969,146

FOREIGN CORPORATE BONDS 16.5%
10,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	10,140,950
2,000,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	2,170,000
3,550,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,709,750
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,515,250
5,145,000	AstraZeneca PLC	1.75%		11/16/2018	5,185,928
7,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	7,355,733
10,000,000	Banco Davivienda S.A.	2.95%		01/29/2018	10,102,500
5,500,000	Banco de Bogota S.A.	5.00%		01/15/2017	5,545,072
9,000,000	Banco de Costa Rica	5.25%		08/12/2018	9,270,000
2,000,000	Banco de Credito del Peru	2.75%	^	01/09/2018	2,023,000
3,000,000	Banco de Credito del Peru	2.75%		01/09/2018	3,034,500
8,300,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	8,307,470
1,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	1,000,900
2,000,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	2,017,500
4,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	4,100,000

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,300,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	2,357,500
3,916,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	3,916,000
4,275,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	4,156,155
725,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#^	08/11/2026	704,845
9,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	9,274,500
400,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	417,500
2,000,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	2,087,500
1,000,000	Banco Regional SAECA	8.13%		01/24/2019	1,080,000
500,000	Banco Santander	4.13%		11/09/2022	516,250
11,100,000	Banco Santander	5.95%	#	01/30/2024	11,693,295
5,150,000	Bancolombia S.A.	6.13%		07/26/2020	5,574,875
5,160,000	Bank of Montreal	1.50%		07/18/2019	5,150,805
8,750,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	8,925,000
12,800,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	12,893,056
1,526,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	1,667,918
931,000	BP Capital Markets PLC	1.68%		05/03/2019	934,892
2,336,000	BP Capital Markets PLC	1.85%		05/05/2017	2,346,325
2,000,000	BP Capital Markets PLC	1.67%		02/13/2018	2,008,080
4,890,000	British Telecommunications PLC	5.95%		01/15/2018	5,174,691
3,550,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	4,027,532
125,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	134,867
300,000	Cementos Progreso Trust	7.13%		11/06/2023	320,250
4,100,000	Cemex S.A.B. de C.V.	5.43%	#	10/15/2018	4,274,250
6,000,000	Central American Bottling Corporation	6.75%		02/09/2022	6,300,000
8,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	8,166,432
1,900,000	CNPC General Capital Ltd.	2.75%		05/14/2019	1,945,017
1,000,000	Colbun S.A.	6.00%		01/21/2020	1,120,521
10,500,000	Corpbanca S.A.	3.13%		01/15/2018	10,650,570
400,000	Corpbanca S.A.	3.88%		09/22/2019	418,354
4,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	4,150,000
4,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	4,150,000
1,500,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	1,511,250
4,324,000	Covidien International Finance S.A.	6.00%		10/15/2017	4,535,076
9,000,000	DBS Bank Ltd.	3.63%	#	09/21/2022	9,153,558
7,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	7,299,250
5,000,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	5,281,250
1,300,000	Digicel Ltd.	7.00%		02/15/2020	1,248,000
1,000,000	Embraer Overseas Ltd.	6.38%		01/24/2017	1,015,000
2,800,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	2,898,000
5,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	5,681,250
11,791,779	ENA Norte Trust	4.95%		04/25/2023	12,322,409
10,600,000	Export-Import Bank of India	3.13%		07/20/2021	10,952,938
5,400,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	5,586,300
3,000,000	Fondo Mivivienda S.A.	3.38%	^	04/02/2019	3,103,500
5,000,000	Global Bank Corporation	4.75%		10/05/2017	5,157,750
4,000,000	Global Bank Corporation	5.13%		10/30/2019	4,210,000
4,000,000	Global Bank Corporation	5.13%	^	10/30/2019	4,210,000
12,550,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	12,769,625

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
9,000,000	Grupo Aval Ltd.	5.25%		02/01/2017	9,071,820
1,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	992,000
2,800,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,968,000
500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	502,500
4,500,000	GrupoSura Finance S.A.	5.70%		05/18/2021	4,916,250
9,092,678	Guanay Finance Ltd.	6.00%		12/15/2020	9,331,361
11,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	11,247,500
2,000,000	Indian Oil Corporation, Ltd.	5.63%		08/02/2021	2,264,706
1,400,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,491,000
2,952,512	Interoceanica Finance Ltd.	0.00%		11/30/2018	2,875,008
8,000,000	Inversiones CMPC S.A.	4.75%		01/19/2018	8,220,000
1,500,000	IOI Investment BHD	4.38%		06/27/2022	1,593,174
400,000	Israel Electric Corporation Ltd.	2.63%	#	01/17/2018	399,777
11,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	11,649,000
5,000,000	Kia Motors Corporation	2.63%	^	04/21/2021	5,169,885
2,000,000	Malayan Banking BHD	3.25%	#	09/20/2022	2,021,524
2,000,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	2,030,000
3,205,000	Mylan N.V.	2.50%	^	06/07/2019	3,235,322
7,000,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	7,281,400
10,470,000	ONGC Videsh Ltd.	3.25%		07/15/2019	10,768,395
10,000,000	Ooredoo Tamweel Ltd.	3.04%		12/03/2018	10,236,700
5,232,000	Orange S.A.	2.75%		02/06/2019	5,388,484
3,000,000	Oversea-Chinese Banking Corporation	3.75%	#	11/15/2022	3,066,270
9,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	9,409,500
7,000,000	Pacific Rubiales Energy Corporation	5.38%	Ω	01/26/2019	1,330,000
1,000,000	Pacific Rubiales Energy Corporation	5.38%	^Ω	01/26/2019	190,000
107,585	Peru Enhanced Pass-Through Finance Ltd.	0.00%	^	05/31/2018	105,573
4,129,319	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	4,052,101
2,400,000	Petroleos Mexicanos	2.70%	#	07/18/2018	2,430,000
7,800,000	Petroleos Mexicanos	3.50%		07/18/2018	7,998,900
8,000,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	8,190,680
2,144,700	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	2,300,341
3,500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,786,524
6,040,000	Royal Bank of Canada	2.00%		12/10/2018	6,115,899
3,515,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	3,520,761
9,000,000	Sigma Alimentos S.A.	5.63%		04/14/2018	9,537,300
5,200,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	5,296,231
1,800,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	1,833,311
2,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	2,055,322
3,000,000	SK Telecom Company Ltd.	2.13%		05/01/2018	3,025,185
4,000,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	4,050,000
1,000,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	1,012,500
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	208,000
1,000,000	Tencent Holdings Ltd.	2.88%		02/11/2020	1,027,557
1,400,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	1,438,580
1,655,000	Teva Pharmaceutical Finance Netherlands B.V.	1.70%		07/19/2019	1,652,254

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	63

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,380,000	Toronto Dominion Bank	1.75%		07/23/2018	5,414,292
575,000	Transportadora de Gas Internacional S.A.	5.70%	^	03/20/2022	600,587
7,000,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	7,311,500
5,000,000	United Overseas Bank Ltd.	2.88%	#	10/17/2022	5,063,350
9,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	9,340,470
1,638,000	Want Want China Finance Ltd.	1.88%	^	05/14/2018	1,633,161
2,930,000	Westpac Banking Corporation	1.95%		11/23/2018	2,954,706
2,210,000	Westpac Banking Corporation	1.60%		08/19/2019	2,210,380

	Total Foreign Corporate Bonds (Cost $528,696,340)				530,765,730

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.1%
300,000	Brazilian Government International Bond	8.00%		01/15/2018	315,300
910,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,107,925
459,050	Dominican Republic International Bond	9.04%		01/23/2018	482,003
2,500,000	Hungary Government International Bond	4.00%		03/25/2019	2,625,950
7,000,000	Mexico Government International Bond	3.50%		01/21/2021	7,458,500
5,000,000	Panama Government International Bond	5.20%		01/30/2020	5,537,500
6,000,000	Poland Government International Bond	5.13%		04/21/2021	6,791,832
12,000,000	Qatar Government International Bond	2.38%		06/02/2021	12,113,364

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $35,922,424)				36,432,374

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 19.1%

	A10 LLC,
9,595,000	Series 2016-1-A1	2.42%	^	03/15/2035	9,637,372

	Arbor Realty Ltd.,
3,710,000	Series 2015-FL2A-C	5.52%	#^	09/15/2025	3,592,408

	Asset Securitization Corporation,
4,296,168	Series 1997-D4-PS1	2.03%	# I/O	04/14/2029	40,034

	Banc of America Commercial Mortgage Trust,
8,756,337	Series 2006-5-AM	5.45%		09/10/2047	8,751,315
6,340,000	Series 2006-6-AM	5.39%		10/10/2045	6,340,809
1,658,278	Series 2007-1-A4	5.45%		01/15/2049	1,664,996
9,150,000	Series 2007-5-AM	5.77%	#	02/10/2051	9,384,770

	Bear Stearns Commercial Mortgage Securities Trust,
2,645,000	Series 2007-PW18-AM	6.08%	#	06/11/2050	2,735,446
5,954,021	Series 2007-PWR17-A4	5.69%	#	06/11/2050	6,118,611

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,402,730	Series 2006-PW13-AJ	5.61%	#	09/11/2041	1,402,148
6,873,000	Series 2007-PW16-AM	5.91%	#	06/11/2040	7,037,742
8,485,042	Series 2007-PW18-A4	5.70%		06/11/2050	8,741,226
5,209,139	Series 2007-T26-AJ	5.57%	#	01/12/2045	5,025,801

	CD Commercial Mortgage Trust,
9,753,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	9,846,913

	CGGS Commercial Mortgage Trust,
8,357,783	Series 2016-RNDB-AFL	2.17%	#^	02/15/2033	8,403,011

	Citigroup Commercial Mortgage Trust,
4,865,000	Series 2007-C6-A4	5.90%	#	12/10/2049	4,953,936
10,500,000	Series 2007-C6-AMFX	5.90%	#^	12/10/2049	10,669,142
9,157,400	Series 2008-C7-AM	6.33%	#	12/10/2049	9,475,013
65,720,673	Series 2016-P3-XA	1.88%	# I/O	04/15/2049	7,693,518

	COBALT Commercial Mortgage Trust,
8,093,806	Series 2006-C1-AM	5.25%		08/15/2048	8,092,796
12,000,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	12,005,947

	Colony Mortgage Capital Ltd.,
7,285,525	Series 2015-FL3-A	2.47%	#^	09/05/2032	7,316,314

	Commercial Mortgage Pass-Through Certificates,
8,623,659	Series 2012-CR2-XA	1.90%	# I/O	08/15/2045	670,353
132,031,758	Series 2013-CCRE-12	1.54%	# I/O	10/10/2046	8,382,234
28,275,218	Series 2014-CR19-XA	1.43%	# I/O	08/10/2047	1,771,363
3,890,000	Series 2014-TWC-C	2.38%	#^	02/13/2032	3,843,872

	Countrywide Commercial Mortgage Trust,
8,732,053	Series 2007-MF1-A	6.30%	#^	11/12/2043	8,885,880

	Credit Suisse First Boston Mortgage Securities Corporation,
39,275	Series 1998-C2-F	6.75%	#^	11/15/2030	39,510

	Credit Suisse Mortgage Capital Certificates,
10,500,000	Series 2007-C4-A1AM	6.13%	#	09/15/2039	10,788,872
6,434,613	Series 2007-C5-A4	5.70%	#	09/15/2040	6,583,541
3,180,000	Series 2008-C1-AM	6.27%	#^	02/15/2041	3,281,057
678,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	683,509

	GE Commercial Mortgage Corporation Trust,
10,497,000	Series 2007-C1-AM	5.61%	#	12/10/2049	10,407,046

	Greenwich Capital Commercial Funding Corporation,
4,838,500	Series 2007-GG11-AJ	6.24%	#	12/10/2049	4,843,900
8,430,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	8,702,716
12,302,420	Series 2007-GG9-AM	5.48%		03/10/2039	12,404,927

	GS Mortgage Securities Corporation,
9,495,756	Series 2007-GG10-A4	5.99%	#	08/10/2045	9,650,653
9,379,000	Series 2016-ICE2-A	2.45%	#^	02/15/2033	9,431,624

	JP Morgan Chase Commercial Mortgage Securities Corporation,
56,730	Series 2004-LN2-A2	5.12%		07/15/2041	56,725
757,652	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	760,427
8,680,000	Series 2006-LDP9-AM	5.37%		05/15/2047	8,707,377
4,260,000	Series 2007-C1-AM	6.19%	#	02/15/2051	4,301,606
9,950,000	Series 2007-CB20-AJ	6.29%	#	02/12/2051	9,954,550
10,866,373	Series 2007-CB20-AM	6.09%	#	02/12/2051	11,256,834
693,000	Series 2007-CB20-AMFX	5.93%	#	02/12/2051	718,333
11,495,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	11,603,475
10,548,000	Series 2007-CIBC19-AM	5.88%	#	02/12/2049	10,731,856
16,360,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	16,814,392
2,500,000	Series 2014-INN-C	2.22%	#^	06/15/2029	2,461,959
2,500,000	Series 2014-INN-D	2.87%	#^	06/15/2029	2,451,360
9,000,000	Series 2014-PHH-D	2.92%	#^	08/15/2027	8,947,803
10,500,000	Series 2015-CSMO-C	2.77%	#^	01/15/2032	10,485,330
7,189,358	Series 2015-JP1-A1	1.95%		01/15/2049	7,271,558

	JP Morgan Chase Commercial Mortgage Securities Trust,
9,341,000	Series 2007-LD11-AM	5.94%	#	06/15/2049	9,408,519
8,490,041	Series 2008-C2-A4	6.07%		02/12/2051	8,712,350
9,412,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	9,293,660

	LB Commercial Mortgage Trust,
10,730,000	Series 2007-C3-AM	6.11%	#	07/15/2044	10,968,521

	LB-UBS Commercial Mortgage Trust,
2,892,817	Series 2006-C7-AM	5.38%		11/15/2038	2,893,692
10,584,723	Series 2007-C1-AJ	5.48%		02/15/2040	10,611,227
7,482,000	Series 2007-C1-AM	5.46%		02/15/2040	7,540,696

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LB-UBS Commercial Mortgage Trust, (Cont.)
7,650,000	Series 2007-C2-AM	5.49%	#	02/15/2040	7,773,617
9,151,543	Series 2007-C7-A3	5.87%	#	09/15/2045	9,482,078
8,338,600	Series 2007-C7-AJ	6.45%	#	09/15/2045	8,397,265

	LMREC, Inc.,
8,385,000	Series 2015-CRE1-A	2.29%	#^	02/22/2032	8,366,327

	Merrill Lynch Mortgage Trust,
9,341,000	Series 2007-C1-AM	6.01%	#	06/12/2050	9,042,705

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
141,459	Series 2006-2-AJ	5.95%	#	06/12/2046	141,422

	ML-CFC Commercial Mortgage Trust,
8,264,930	Series 2007-7-A4	5.81%	#	06/12/2050	8,404,274
8,482,814	Series 2007-9-A4	5.70%		09/12/2049	8,743,901

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,544,942	Series 2012-C5-XA	1.88%	#^ I/O	08/15/2045	205,628

	Morgan Stanley Capital, Inc.,
5,345,576	Series 2006-HQ10-X1	0.70%	#^ I/O	11/12/2041	437
9,252,567	Series 2006-XLF-J	0.95%	#^	07/15/2019	9,114,343
9,000,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	8,884,345
12,601,000	Series 2007-IQ13-AM	5.41%		03/15/2044	12,701,712
10,780,000	Series 2007-IQ14-A4	5.69%	#	04/15/2049	10,898,791
10,055,000	Series 2007-IQ16-AM	6.25%	#	12/12/2049	10,422,609

	Morgan Stanley Re-Remic Trust,
1,715,000	Series 2009-GG10-A4B	5.99%	#^	08/12/2045	1,736,229
447,111	Series 2012-IO-AXA	1.00%	^	03/27/2051	442,505

	Velocity Commercial Capital Loan Trust,
14,116,474	Series 2015-1-AFL	2.96%	#^	06/25/2045	14,227,125
9,082,251	Series 2016-1-AFX	3.53%	#^	04/25/2046	9,022,047

	Wachovia Bank Commercial Mortgage Trust,
815,467	Series 2006-C24-AJ	5.66%	#	03/15/2045	814,457
9,545,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	9,517,502
9,753,000	Series 2006-C29-AM	5.34%		11/15/2048	9,783,202
9,160,000	Series 2007-C30-AM	5.38%		12/15/2043	9,242,858
6,770,000	Series 2007-C31-AM	5.59%	#	04/15/2047	6,861,723
6,850,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	6,963,616
4,120,000	Series 2007-C33-AJ	6.16%	#	02/15/2051	4,130,576
10,065,000	Series 2007-C33-AM	6.16%	#	02/15/2051	10,275,145

	WF-RBS Commercial Mortgage Trust,
15,316,587	Series 2012-C8-XA	2.26%	#^I/O	08/15/2045	1,187,068

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $627,452,572)				612,036,082

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.7%

	Ajax Mortgage Loan Trust,
21,814,137	Series 2015-B-A	3.88%	#^	07/25/2060	21,568,191

	Banc of America Funding Corporation,
672,736	Series 2005-E-6A1	2.98%	#	05/20/2035	670,209
12,523	Series 2012-R5-A	0.78%	#^	10/03/2039	12,523

	Banc of America Mortgage Securities, Inc.,
2,945,103	Series 2005-E-2A1	3.26%	#	06/25/2035	2,848,932

	Bayview Opportunity Master Fund Trust,
17,755,442	Series 2016-A-A	4.46%	#^	01/28/2036	17,769,487
21,250,000	Series 2016-RN2-A1	3.60%	#^	08/28/2031	21,269,641
17,756,255	Series 2016-RPL2-A1	3.84%	#^	06/28/2031	17,784,051
9,923,641	Series 2016-RPL4-A1	3.47%	#^	07/28/2018	9,950,571

	BCAP LLC Trust,
6,898	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	6,927
444,536	Series 2011-RR12-2A5	2.60%	#^	12/26/2036	441,467
3,077,710	Series 2011-RR1-8A3	6.00%	#^	08/28/2021	3,006,045
3,416,941	Series 2013-RR1-4A2	4.00%	#^	08/26/2037	3,383,719

	Bear Stearns Adjustable Rate Mortgage Trust,
4,569,483	Series 2003-9-4A1	2.92%	#	02/25/2034	4,562,251

	Bear Stearns Asset Backed Securities Trust,
904,152	Series 2004-AC2-2A	5.00%		05/25/2034	900,527

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CAM Mortgage LLC,
7,206,171	Series 2015-1-A	3.50%	#^	07/15/2064	7,224,028

	Citicorp Residential Mortgage Securities, Inc.,
3,704,901	Series 2007-1-A4	5.75%	#	03/25/2037	3,879,194
17,009,666	Series 2007-2-A4	5.43%	#	06/25/2037	17,615,524

	Citigroup Mortgage Loan Trust, Inc.,
2,947,619	Series 2006-AR1-2A1	2.73%	#	03/25/2036	2,844,390
2,051,835	Series 2007-WFHE2-A3	0.71%	#	03/25/2037	2,033,808
73,032	Series 2010-12-3A1	4.00%	^	04/25/2037	73,086
156,684	Series 2010-8-5A6	4.00%	^	11/25/2036	156,690
98,630	Series 2011-12-3A1	3.03%	#^	09/25/2047	98,417

	Countrywide Alternative Loan Trust,
159,569	Series 2004-28CB-1A1	5.50%		01/25/2035	159,723

	Countrywide Asset-Backed Certificates,
247,711	Series 2005-15-1AF6	4.25%	#	04/25/2036	252,646

	Countrywide Home Loans,
9,867,194	Series 2004-HYB9-1A1	2.85%	#	02/20/2035	9,895,430

	Credit Suisse First Boston Mortgage Securities Corporation,
140,452	Series 2005-11-5A1	5.25%		12/25/2020	139,768

	Credit Suisse Mortgage Capital Certificates,
12,000,000	Series 2011-5R-6A9	3.06%	#^	11/27/2037	10,936,314
4,884,217	Series 2013-3R-1A1	1.65%	#^	04/27/2035	4,565,571
27,357,174	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	27,017,420

	Fieldstone Mortgage Investment Trust,
599,935	Series 2004-5-M2	2.25%	#	02/25/2035	598,071

	First Franklin Mortgage Loan Trust,
370,394	Series 2006-FF1-2A3	0.77%	#	01/25/2036	368,555

	First Horizon Asset Securities, Inc.,
11,178,153	Series 2007-AR2-1A1	2.97%	#	08/25/2037	8,972,491

	GSR Mortgage Loan Trust,
4,993,381	Series 2005-AR7-3A1	3.23%	#	11/25/2035	4,737,943
618,358	Series 2006-4F-2A7	5.50%		05/25/2036	605,930

	Impac Secured Assets Trust,
18,048,769	Series 2006-5-1A1C	0.80%	#	02/25/2037	13,316,829

	JP Morgan Alternative Loan Trust,
761,764	Series 2006-S4-A6	5.71%	#	12/25/2036	738,375

	JP Morgan Mortgage Acquisition Corporation,
451,218	Series 2007-CH5-A3	0.64%	#	05/25/2037	450,546

	JP Morgan Mortgage Trust,
118,084	Series 2007-S1-1A1	5.00%		03/25/2022	117,179
96,471	Series 2007-S3-2A2	5.50%		08/25/2022	95,146

	JP Morgan Resecuritization Trust,
30,453	Series 2011-2-2A3	3.24%	#^	07/26/2036	30,427
393,206	Series 2012-2-3A3	2.57%	#^	10/26/2036	390,473

	Lehman XS Trust,
158	Series 2007-4N-1A1	0.66%	#	03/25/2047	159

	MASTR Adjustable Rate Mortgages Trust,
8,914,100	Series 2006-2-2A1	3.03%	#	04/25/2036	8,258,549
817,987	Series 2007-2-A2	0.64%	#	03/25/2047	811,646

	Merrill Lynch Mortgage Investors Trust,
6,652,078	Series 2005-3-2A	2.70%	#	11/25/2035	6,530,673

	Morgan Stanley Capital, Inc.,
717,499	Series 2005-WMC3-M3	1.23%	#	03/25/2035	714,918

	Morgan Stanley Mortgage Loan Trust,
49,950	Series 2004-1-1A1	5.00%		11/25/2018	51,286

	Morgan Stanley Re-Remic Trust,
4,385,087	Series 2012-R3-2A	0.75%	#^	02/26/2037	4,139,402

	Nationstar HECM Loan Trust,
18,352,925	Series 2016-2-A	2.24%	^	06/25/2026	18,399,230

	NRTL Trust,
6,933,988	Series 2016-LH1-A	4.50%	#^	04/25/2019	6,941,877

	Opteum Mortgage Acceptance Corporation,
511,803	Series 2005-5-2AN	5.68%	#	12/25/2035	516,832

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	65

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pacific Bay Ltd.,
7,321,015	Series 2003-1A-A2	1.68%	#^	11/04/2038	7,127,008

	Residential Asset Mortgage Products, Inc.,
4,592,171	Series 2005-EFC7-AI3	0.78%	#	12/25/2035	4,426,022

	Residential Asset Securities Corporation,
1,712,332	Series 2006-KS6-A3	0.68%	#	08/25/2036	1,687,223

	Residential Funding Mortgage Securities Trust,
59,838	Series 2003-S16-A1	4.75%		09/25/2018	60,082

	Springleaf Mortgage Loan Trust,
4,392,295	Series 2014-3A-A	1.87%	#^	09/25/2057	4,403,317

	Structured Adjustable Rate Mortgage Loan Trust,
1,318,562	Series 2007-1-2A2	4.05%	#	02/25/2037	1,279,514

	Structured Asset Securities Corporation,
412,683	Series 2003-24A-1A3	2.86%	#	07/25/2033	405,543
128,181	Series 2004-15-2A1	4.75%		09/25/2019	129,315
300,024	Series 2005-10-6A1	5.00%		06/25/2020	305,199
3,415,191	Series 2006-OW1-FLT	0.73%	#^	12/25/2035	3,338,593

	Towd Point Mortgage Trust,
23,896,229	Series 2015-2-1A13	2.50%	#^	11/25/2060	24,058,790

	VOLT LLC,
15,940,853	Series 2014-NPL6-A1	3.13%	#^	09/25/2043	15,935,101

	Washington Mutual Mortgage Pass-Through Certificates,
1,227,692	Series 2002-AR16-A	2.55%	#	12/25/2032	1,197,562

	Wedgewood Real Estate Trust,
5,320,212	Series 2016-1-A1	3.45%	#^	07/15/2046	5,326,317

	Wells Fargo Alternative Loan Trust,
120,090	Series 2007-PA5-2A1	6.00%		11/25/2022	121,300

	Wells Fargo Mortgage Backed Securities Trust,
4,495,780	Series 2006-AR6-5A1	2.97%	#	03/25/2036	4,475,416

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $344,345,067)				342,129,389

US CORPORATE BONDS 8.9%
5,045,000	AbbVie, Inc.	1.80%		05/14/2018	5,068,192
3,570,000	Aetna, Inc.	1.90%		06/07/2019	3,602,408
5,090,000	Amazon.com, Inc.	2.60%		12/05/2019	5,288,021
5,100,000	American Express Credit Corporation	1.80%		07/31/2018	5,130,891
270,000	American Express Credit Corporation	2.25%		08/15/2019	275,606
4,785,000	American Honda Finance Corporation	1.70%		02/22/2019	4,827,161
2,229,000	American Honda Finance Corporation	1.20%		07/12/2019	2,216,685
5,385,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	5,441,451
2,055,000	Apple, Inc.	1.70%		02/22/2019	2,078,904
5,272,000	AT&T, Inc.	2.30%		03/11/2019	5,363,322
6,815,000	Bank of America Corporation	2.00%		01/11/2018	6,848,332
5,245,000	BB&T Corporation	2.25%		02/01/2019	5,346,417
4,875,000	Berkshire Hathaway Finance Corporation	1.70%		03/15/2019	4,921,259
2,035,000	Berkshire Hathaway Finance Corporation	1.30%		08/15/2019	2,039,139
4,545,000	Boston Properties LP	5.88%		10/15/2019	5,049,445
6,110,000	Cardinal Health, Inc.	1.95%		06/15/2018	6,170,104
5,290,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	5,329,241
5,110,000	Celgene Corporation	2.13%		08/15/2018	5,166,757
345,000	Chevron Corporation	1.37%		03/02/2018	345,670
1,714,000	Chevron Corporation	1.79%		11/16/2018	1,732,211
1,440,000	Chevron Corporation	1.56%		05/16/2019	1,448,299
5,181,000	Cisco Systems, Inc.	1.40%		09/20/2019	5,188,544

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,800,000	Citigroup, Inc.	2.05%		12/07/2018	6,854,822
2,851,000	Comcast Corporation	6.50%		01/15/2017	2,894,526
1,930,000	Comcast Corporation	5.88%		02/15/2018	2,050,046
5,086,000	CVS Health Corporation	1.90%		07/20/2018	5,137,282
5,255,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	5,336,678
5,135,000	Duke Energy Corporation	1.63%		08/15/2017	5,151,319
5,345,000	Express Scripts Holding Company	2.25%		06/15/2019	5,424,576
5,185,000	General Mills, Inc.	2.20%		10/21/2019	5,294,673
5,295,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	5,418,930
6,720,000	Hewlett-Packard Company	2.85%	^	10/05/2018	6,849,945
4,885,000	John Deere Capital Corporation	1.60%		07/13/2018	4,914,300
365,000	John Deere Capital Corporation	1.95%		01/08/2019	371,115
5,315,000	JP Morgan Chase & Company	2.25%		01/23/2020	5,385,535
4,748,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	4,816,993
6,130,000	Kraft Heinz Foods Company	2.00%		07/02/2018	6,193,200
3,788,000	Kroger Company	6.15%		01/15/2020	4,308,505
4,890,000	Laboratory Corporation	2.50%		11/01/2018	4,974,372
5,263,000	McKesson Corporation	1.29%		03/10/2017	5,267,726
644,000	Medtronic, Inc.	1.50%		03/15/2018	647,021
2,205,000	Microsoft Corporation	1.10%		08/08/2019	2,198,722
2,530,000	Molson Coors Brewing Company	1.45%		07/15/2019	2,524,194
3,342,000	Mondelez International, Inc.	2.25%		02/01/2019	3,401,939
6,730,000	Morgan Stanley	2.45%		02/01/2019	6,855,811
5,110,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	5,118,559
135,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	136,630
2,585,000	Mylan, Inc.	2.55%		03/28/2019	2,619,210
5,490,000	National Rural Utilities Cooperative Finance Corporation	2.30%		11/15/2019	5,628,864
5,290,000	Newell Brands, Inc.	2.60%		03/29/2019	5,413,564
3,995,000	Oracle Corporation	2.38%		01/15/2019	4,097,404
1,100,000	Oracle Corporation	2.25%		10/08/2019	1,127,596
4,100,000	PepsiCo Inc.	2.15%		10/14/2020	4,210,261
4,630,000	Philip Morris International, Inc.	5.65%		05/16/2018	4,952,442
2,900,000	PNC Funding Corporation	4.38%		08/11/2020	3,173,145
3,190,000	Reynolds American Inc.	3.25%		06/12/2020	3,359,214
3,490,000	Shell International Finance B.V.	1.38%		05/10/2019	3,481,463
4,759,000	Simon Property Group LP	2.15%		09/15/2017	4,791,180
115,000	Simon Property Group LP	5.65%		02/01/2020	128,775
4,840,000	Southern Company	2.45%		09/01/2018	4,935,784
250,000	Southern Company	1.85%		07/01/2019	252,116
2,970,000	Synchrony Financial	3.00%		08/15/2019	3,042,489
3,233,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	3,270,732
415,000	Toyota Motor Credit Corporation	1.55%		07/13/2018	417,340
3,090,000	Toyota Motor Credit Corporation	1.70%		02/19/2019	3,114,995
5,200,000	United Technologies Corporation	1.78%	#	05/04/2018	5,230,207
6,357,000	Verizon Communications Inc	2.63%		02/21/2020	6,543,228
4,000,000	WellPoint, Inc.	1.88%		01/15/2018	4,020,408
1,417,000	WellPoint, Inc.	2.30%		07/15/2018	1,436,122
5,200,000	Wells Fargo & Company	1.50%		01/16/2018	5,205,871
4,525,000	Xerox Corporation	2.95%		03/15/2017	4,552,254
4,451,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	4,456,306

	Total US Corporate Bonds (Cost $284,120,930)				285,866,448

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 11.0%
28,600,000	United States Treasury Notes	1.00%		09/15/2017	28,693,293
53,500,000	United States Treasury Notes	0.88%		11/30/2017	53,615,988
57,000,000	United States Treasury Notes	1.00%		12/31/2017	57,205,941
57,200,000	United States Treasury Notes	0.75%		01/31/2018	57,227,914
50,100,000	United States Treasury Notes	0.75%		02/28/2018	50,119,589
57,100,000	United States Treasury Notes	1.00%		03/15/2018	57,335,309
48,800,000	United States Treasury Notes	1.63%		06/30/2020	49,874,186

	Total US Government and Agency Obligations (Cost $353,619,376)				354,072,220

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.8%

	Federal Home Loan Mortgage Corporation,
137,683	Pool G06871	6.00%		06/01/2038	158,098
290,003	Pool G06954	6.00%		05/01/2040	332,235
414,882	Pool N70081	5.50%		07/01/2038	473,500
30,500,649	Series 2015-95-AP	3.00%		08/25/2042	31,463,030
47,136	Series 3267-BA	5.80%		11/15/2036	50,248
125,141	Series 3818-JA	4.50%		01/15/2040	128,446
55,628	Series 3872-BA	4.00%		06/15/2041	58,592
4,487,615	Series 4050-BC	2.00%		05/15/2041	4,515,393

	Federal Home Loan Mortgage Corporation Pass-Thru,
135,053,176	Series K722-X1	1.31%	#I/O	03/25/2023	9,434,031

	Federal National Mortgage Association,
203,573	Series 2011-64-DB	4.00%		07/25/2041	219,178
1,873,457	Series 2012-133-PB	6.50%		04/25/2042	2,127,079

	Federal National Mortgage Association Pass-Thru,
47,881	Pool 995112	5.50%		07/01/2036	54,476
180,851	Pool AB3850	4.00%		11/01/2041	190,254
148,923	Pool AD0189	5.50%		02/01/2039	169,410
276,614	Pool AL1690	6.00%		05/01/2041	317,461
208,596	Pool AL1691	6.00%		06/01/2041	239,499
274,987	Pool AL1744	6.00%		10/01/2040	315,625
5,673,803	Pool AL4292	4.50%		04/01/2026	6,103,904

	Total US Government / Agency Mortgage Backed Obligations (Cost $54,626,847)				56,350,459

AFFILIATED MUTUAL FUNDS 1.6%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)				49,550,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				49,550,000

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 2.9%
31,441,914	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		31,441,914
31,441,914	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		31,441,914
31,441,914	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		31,441,914

	Total Short Term Investments (Cost $94,325,742)				94,325,742

	Total Investments 99.0% (Cost $3,185,212,206)				3,176,741,617
	Other Assets in Excess of Liabilities 1.0%				32,226,949

	NET ASSETS 100.0%				$3,208,968,566

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	19.6%
Non-Agency Commercial Mortgage Backed Obligations	19.1%
Foreign Corporate Bonds	16.5%
US Government and Agency Obligations	11.0%
Non-Agency Residential Collateralized Mortgage Obligations	10.7%
US Corporate Bonds	8.9%
Asset Backed Obligations	5.8%
Short Term Investments	2.9%
US Government / Agency Mortgage Backed Obligations	1.8%
Affiliated Mutual Funds	1.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.1%
Other Assets and Liabilities	1.0%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	67

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2016

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	19.6%
Non-Agency Commercial Mortgage Backed Obligations	19.1%
US Government and Agency Obligations	11.0%
Non-Agency Residential Collateralized Mortgage Obligations	10.7%
Banking	9.0%
Asset Backed Obligations	5.8%
Oil & Gas	3.0%
Short Term Investments	2.9%
US Government / Agency Mortgage Backed Obligations	1.8%
Telecommunications	1.6%
Affiliated Mutual Funds	1.6%
Transportation	1.5%
Healthcare	1.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.1%
Utilities	1.0%
Beverage and Tobacco	0.8%
Finance	0.7%
Pharmaceuticals	0.7%
Automotive	0.7%
Consumer Products	0.6%
Technology	0.6%
Media	0.6%
Food Products	0.5%
Pulp & Paper	0.4%
Conglomerates	0.3%
Construction	0.3%
Food/Drug Retailers	0.3%
Electronics/Electric	0.3%
Real Estate	0.2%
Energy	0.2%
Building and Development (including Steel/Metals)	0.2%
Insurance	0.2%
Business Equipment and Services	0.2%
Aerospace & Defense	0.2%
Biotechnology	0.2%
Chemicals/Plastics	0.0%	~
Retail	0.0%	~
Other Assets and Liabilities	1.0%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	81.3%
Mexico	2.4%
Colombia	2.0%
Panama	1.3%
India	1.2%
Chile	1.2%
Peru	1.2%
Singapore	1.1%
Qatar	0.8%
Israel	0.8%
Costa Rica	0.7%
China	0.7%
Malaysia	0.6%
Brazil	0.5%
Canada	0.5%
United Kingdom	0.5%
Guatemala	0.4%
Hong Kong	0.4%
South Korea	0.3%
Poland	0.2%
France	0.2%
Australia	0.2%
Netherlands	0.2%
Luxembourg	0.1%
Ireland	0.1%
Hungary	0.1%
Paraguay	0.0%	~
Jamaica	0.0%	~
Dominican Republic	0.0%	~
Other Assets and Liabilities	1.0%

	100.0%

#	Variable rate security. Rate disclosed as of September 30, 2016.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $1,241,585,722 or 38.7% of net assets.

†	Perpetual Maturity

I/O	Interest only security

♦	Seven-day yield as of September 30, 2016

¥	Illiquid security. At September 30, 2016, the value of these securities amounted to $4,975,245 or 0.2% of net assets.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2016 is as follows:

Fund	Value at March 31, 2016	Gross Purchases	Gross Sales	Shares Held at September 30, 2016	Value at September 30, 2016	Dividend Income Earned in the Period Ended September 30, 2016	Net Realized Gain (Loss) in the Period Ended September 30, 2016
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$47,950,000	$—	$—	5,000,000	$49,550,000	$751,305	$—
DoubleLine Global Bond Fund	—	28,800,000	28,964,259	—	—	44,978	164,259

	$47,950,000	$28,800,000	$28,964,259	5,000,000	$49,550,000	$796,283	$164,259

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 97.3%

AEROSPACE & DEFENSE 1.6%

	B/E Aerospace, Inc.,
2,862,727	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.76%	#	12/16/2021	2,899,857

	TransDigm, Inc.
758,363	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranch F	3.75%	#	06/09/2023	759,606

	TransDigm, Inc.,
842,625	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.75%	#	06/09/2023	844,007

					4,503,470

AUTOMOTIVE 1.6%

	Dealer Tire LLC,
2,879,338	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	2,908,132

	Federal-Mogul Holdings Corporation,
1,647,068	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	1,596,182

					4,504,314

BEVERAGE AND TOBACCO 1.9%

	AdvancePierre Foods, Inc.,
2,423,319	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/02/2023	2,446,644

	NBTY, Inc.,
2,995,493	Senior Secured 1 Lien Term Loan, Tranche B	5.00%	#	05/05/2023	3,013,660

					5,460,304

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 4.1%

	Beacon Roofing Supply, Inc.,
2,931,288	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/03/2022	2,941,548

	Capital Automotive LP,
2,642,842	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	2,666,389

	Jeld-Wen, Inc.,
3,128,400	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2022	3,152,520

	Summit Materials LLC,
3,145,435	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	07/18/2022	3,162,342

					11,922,799

BUSINESS EQUIPMENT AND SERVICES 4.8%

	AlixPartners LLP,
3,098,700	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/28/2022	3,108,383

	Camelot Finance LP,
1,595,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/15/2023	1,599,386

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Global Payments, Inc.,
1,807,470	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.02%	#	04/21/2023	1,828,708

	Kar Auction Services, Inc.,
2,859,111	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.38%	#	03/09/2023	2,901,112

	Mitchell International, Inc.,
1,544,603	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	1,514,197

	USAGM HoldCo LLC,
2,946,929	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	2,939,562

					13,891,348

CHEMICALS/PLASTICS 5.7%

	Avantor Performance Materials Holdings, Inc.,
2,992,500	Guaranteed Senior Secured 1st Lien, Term Loan, Tranche B	6.00%	#	06/21/2022	3,003,722

	Huntsman International LLC,
2,960,125	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	04/03/2023	2,984,649

	PolyOne Corporation,
3,086,694	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	11/11/2022	3,121,420

	PQ Corporation,
3,030,405	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	11/04/2022	3,058,194

	Solenis International LP,
1,222,555	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	1,222,653

	Univar, Inc.,
2,919,415	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/01/2022	2,927,633

					16,318,271

CONSUMER PRODUCTS 1.0%

	Revlon Consumer Products Corporation,
2,910,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	09/07/2023	2,919,414

CONTAINERS AND GLASS PRODUCTS 4.2%

	Ardagh Packaging Finance,
2,900,179	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	2,917,391

	Berry Plastics Corporation,
2,775,726	Guaranteed Senior Secured 1st Lien Term Loan, Tranche H	3.75%	#	10/03/2022	2,788,258

	Kloeckner Pentaplast of America, Inc.,
2,089,361	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	2,114,172

	KP Germany Erste GmbH,
892,889	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	903,492

	Reynolds Group Holdings, Inc.,
3,446,970	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	02/06/2023	3,462,585

					12,185,898

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	69

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COSMETICS/TOILETRIES 2.1%

	Galleria Company,
3,030,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/26/2023	3,048,438

	KIK Custom Products, Inc.,
3,088,800	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/26/2022	3,096,522

					6,144,960

ELECTRONICS/ELECTRIC 2.7%

	Ensemble S Merger Sub, Inc.,
3,071,715	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/30/2022	3,077,474

	Microsemi Corporation,
1,757,467	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/17/2023	1,776,826

	ON Semiconductor Corporation,
2,998,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/31/2023	3,015,943

					7,870,243

FINANCIAL INTERMEDIARIES 2.6%

	First Data Corporation,
2,664,994	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.53%	#	03/24/2021	2,687,753

	GTCR Valor Companies, Inc.,
1,995,000	Senior Secured 1st Lien Term Loan, Tranche B	7.00%	#	06/16/2023	1,908,347

	Guggenheim Partners Investment Management Holdings LLC,
3,021,193	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	07/22/2020	3,043,474

					7,639,574

FOOD PRODUCTS 5.6%

	B&G Foods, Inc.,
2,949,799	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.84%	#	11/02/2022	2,973,766

	CSM Bakery Supplies LLC,
3,182,757	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	3,047,489

	Ferrara Candy Company,
2,897,738	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	06/15/2023	2,922,484

	Hostess Brands LLC,
2,909,515	Senior Secured 1st Lien Term Loan	4.50%	#	08/03/2022	2,934,072

	Keurig Green Mountain, Inc.,
1,481,288	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/03/2023	1,502,892

	YUM! BRANDS,
2,908,710	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.28%	#	06/16/2023	2,936,895

					16,317,598

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOOD/DRUG RETAILERS 3.1%

	Albertson’s Holdings LLC,
2,884,077	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	4.50%	#	08/25/2021	2,909,804

	Burger King Corporation,
2,892,242	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	12/10/2021	2,916,638

	Pinnacle Food Finance LLC,
3,030,856	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.28%	#	01/13/2023	3,060,028

					8,886,470

HEALTH CARE PROVIDERS & SERVICES 0.7%

	Press Ganey Holdings, Inc.,
1,990,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	12/31/2023	1,980,050

HEALTHCARE 8.9%

	Acadia Healthcare Company, Inc.,
2,925,819	Guaranteed Senior Secured 1st Lient Term Loan, Tranche B2	3.75%	#	02/16/2023	2,950,513

	American Renal Holdings, Inc.,
2,806,527	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	08/20/2019	2,810,049

	CHG Healthcare, Inc.,
2,871,321	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/07/2023	2,902,273

	Envision Healthcare Corporation,
2,922,189	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	10/28/2022	2,939,416

	MPH Acquisition Holdings LLC,
2,778,467	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/07/2023	2,817,101

	Pharmaceutical Product Development LLC,
2,890,462	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2022	2,904,409

	Surgery Center Holdings, Inc.,
3,078,955	Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	11/03/2020	3,084,728

	US Renal Care, Inc.,
2,739,300	Senior Secured 1st Lien Term Loan	5.25%	#	12/30/2022	2,636,576

	Vizient, Inc.,
2,639,559	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#	02/13/2023	2,672,566

					25,717,631

HOTELS/MOTELS/INNS AND CASINOS 5.3%

	Boyd Gaming Corporation,
2,025,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.52%	#	09/15/2023	2,043,225

	Eldorado Resorts, Inc.,
3,115,723	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	3,131,302

	Four Seasons Holdings, Inc.,
2,911,381	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	2,932,008

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MGM Growth Properties,
2,993,955	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/25/2023	3,024,838

	Mohegan Tribal Gaming Authority,
1,130,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	09/30/2023	1,118,700

	Scientific Games International, Inc.,
2,915,749	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	2,925,065

					15,175,138

INDUSTRIAL EQUIPMENT 2.8%

	Aspen Merger Sub, Inc.,
1,700,000	Senior Secured 1st Lien Term Loan	5.25%	#	09/26/2023	1,714,875

	Cortes NP Acquisition Corporation,
2,330,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	12/31/2023	2,260,100

	Filtration Group, Inc.,
3,020,399	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/20/2020	3,038,144

	Manitowoc Foodservice, Inc.,
985,974	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	03/03/2023	1,000,556

					8,013,675

INSURANCE 2.0%

	Asurion LLC,
1,562,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/04/2022	1,572,153

	Asurion LLC,
1,186,019	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	1,191,706

	York Risk Services Group, Inc.,
3,236,970	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	2,982,058

					5,745,917

LEISURE 5.1%

	Emerald Expositions Holdings, Inc.,
2,857,834	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	2,870,795

	Life Time Fitness, Inc.,
2,912,576	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/10/2022	2,919,595

	Live Nation Entertainment, Inc.,
3,021,069	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.59%	#	08/14/2020	3,037,594

	Match Group, Inc.,
2,882,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	11/16/2022	2,903,225

	Nord Anglia Education Finance LLC,
3,116,124	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/31/2021	3,127,825

					14,859,034

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEDIA 8.0%

	Cengage Learning, Inc.,
1,967,070	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/07/2023	1,968,831

	Charter Communications Operating LLC,
2,859,914	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/24/2023	2,881,950

	CSC Holdings LLC,
3,062,325	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	10/11/2022	3,075,401

	McGraw Hill Financial, Inc.,
2,132,655	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	05/04/2022	2,149,716

	Nexstar Broadcasting, Inc.,
1,145,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	09/26/2023	1,151,916

	Tribune Media Company,
2,912,551	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/24/2020	2,940,307

	UFC Holdings LLC,
2,900,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/18/2023	2,929,914

	Univision Communications Inc,
3,076,974	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	3,085,959

	Virgin Media Investment Holdings Ltd.,
2,930,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.65%	#	06/30/2023	2,946,979

					23,130,973

OIL & GAS 1.0%

	Energy Transfer Equity LP,
2,989,000	Senior Secured 1st LienTerm Loan	3.29%	#	12/02/2019	2,973,741

PHARMACEUTICALS 1.0%

	Endo Luxembourg Finance I Company S.A.R.L.,
2,911,691	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	09/26/2022	2,908,852

RETAILERS (OTHER THAN FOOD/DRUG) 8.3%

	Dollar Tree, Inc.,
945,857	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	3.06%	#	07/06/2022	953,987

	Harbor Freight Tools USA, Inc.,
2,905,000	Senior Secured 1st Lien Term Loan	4.00%	#	08/18/2023	2,924,972

	Jo-Ann Stores LLC,
1,980,000	Senior Secured 1st Lien Term Loan	6.00%	#	09/29/2023	1,950,300

	Leslie’s Poolmart, Inc.,
2,905,000	Senior Secured 1st Lien Term Loan, Tranch B	5.25%	#	08/16/2023	2,928,603

	Michaels Stores, Inc.,
2,998,100	Guaranteed Senior Secured 1st Lien Term Loan, Tranch B1	3.75%	#	01/27/2023	3,014,035

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	71

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	National Vision, Inc.,
3,179,241	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	3,151,422

	Party City Holdings, Inc.,
3,098,527	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/19/2022	3,113,741

	Serta Simmons Holdings LLC,
2,979,179	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	2,995,013

	Tumi Holdings, Inc.,
3,036,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	05/12/2023	3,070,155

					24,102,228

TECHNOLOGY 5.9%

	Avago Technologies Ltd.,
1,956,255	Guaranteed Senior Secured 1st Lien Term Loan, B3	3.52%	#	02/01/2023	1,981,657

	Dell International LLC,
2,915,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	09/07/2023	2,935,696

	JDA Software Group, Inc.,
920,000	Senior Secured 1st Lien Term Loan	4.50%	#	09/22/2023	922,300

	NXP BV,
2,890,598	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.41%	#	12/07/2020	2,907,046

	Seahawk Holding Ltd.,
2,300,000	Senior Secured 1st Lien Term Loan	7.00%	#	09/27/2022	2,285,050

	Solarwinds Holdings, Inc.,
3,057,338	Guaranteed Senior Secured 1st Lien, Tranche B	5.50%	#	02/03/2023	3,090,968

	Vertafore Holdings Corporation
2,893,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2023	2,908,593

					17,031,310

TELECOMMUNICATIONS 2.6%

	Level 3 Financing, Inc.,
2,890,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	2,910,129

	T-Mobile USA, Inc.,
3,027,125	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	11/09/2022	3,056,140

	Yankee Cable Acquisition LLC,
1,448,379	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/28/2020	1,451,702

					7,417,971

TRANSPORTATION 3.7%

	Air Canada,
1,590,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	09/21/2023	1,595,565

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Americold Realty Trust, Inc.,
2,894,745	Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	12/01/2022	2,929,135

	Hertz Corporation,
2,882,775	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/30/2023	2,912,208

	PODS LLC,
3,108,939	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	02/02/2022	3,129,660

					10,566,568

UTILITIES 1.0%

	EFS Cogen Holdings I LLC,
2,788,306	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/28/2023	2,821,766

	Total Bank Loans (Cost $278,954,253)				281,009,517

US CORPORATE BONDS 0.7%

FOOD/DRUG RETAILERS 0.3%
1,010,000	Albertson’s Holdings LLC	5.75%	^	03/15/2025	1,010,000

MEDIA 0.4%
1,000,000	CSC Holdings LLC	5.50%	^	04/15/2027	1,025,000

	Total Corporate Bonds (Cost $2,010,000)				2,035,000

SHORT TERM INVESTMENTS 5.7%
5,453,883	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		5,453,883
5,453,883	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		5,453,883
5,453,883	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		5,453,883

	Total Short Term Investments (Cost $16,361,649)				16,361,649

	Total Investments 103.7% (Cost $297,325,902)				299,406,166
	Liabilities in Excess of Other Assets (3.7)%				(10,610,683)

	NET ASSETS 100.0%				$288,795,484

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	97.3%
Short Term Investments	5.7%
US Corporate Bonds	0.7%
Other Assets and Liabilities	(3.7)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2016.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $2,035,000 or 0.7% of net assets.

♦	Seven-day yield as of September 30, 2016

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.2%

	AVANT Loans Funding Trust,
323,618	Series 2016-B-A	3.92%	^	08/15/2019	325,681

	Blue Elephant Loan Trust,
181,342	Series 2015-1-A	3.12%	^	12/15/2022	181,761

	Citi Held For Asset Issuance,
1,000,000	Series 2015-PM1-B	2.93%	^	12/15/2021	996,616

	Colony American Finance Ltd.,
994,439	Series 2016-1-A	2.54%	^	06/15/2048	995,710

	Conn’s Receivables Funding LLC,
2,138,664	Series 2015-1-A	4.57%	^	09/15/2020	2,144,176

	Consumer Credit Origination Loan Trust,
400,089	Series 2015-1-A	2.82%	^	03/15/2021	400,732

	Consumer Installment Loan Trust,
480,840	Series 2016-LD1-A	3.96%	^	07/15/2022	482,301

	Flagship Credit Auto Trust,
2,500,000	Series 2016-3-B	2.43%	^	06/15/2021	2,519,722

	Hero Funding Trust,
5,542,840	Series 2016-1A-A	4.05%	^	09/20/2041	5,752,426

	MarketPlace Loan Trust,
421,517	Series 2015-AV2-A	4.00%	^	10/15/2021	424,022

	OneMain Direct Auto Receivables Trust,
4,000,000	Series 2016-1A-B	2.76%	^	05/15/2021	4,021,546

	OneMain Financial Issuance Trust,
4,790,197	Series 2014-1A-A	2.43%	^	06/18/2024	4,794,919

	Oportun Funding LLC,
3,000,000	Series 2016-B-A	3.69%	^	07/08/2021	2,995,860

	Progress Residential Trust,
2,650,000	Series 2016-SFR1-C	3.03%	# ^	09/17/2033	2,691,816

	Sofi Consumer Loan Program LLC,
2,807,313	Series 2016-1-NT	3.26%	^	08/25/2025	2,836,712

	SoFi Consumer Loan Program Trust,
2,000,000	Series 2016-2-A	3.09%	^	10/27/2025	2,006,290

	SpringCastle America Funding LLC,
3,182,959	Series 2014-AA-A	2.70%	^	05/25/2023	3,194,070
5,000,000	Series 2016-AA-A	3.05%	^	04/25/2029	5,051,045

	Spruce Asset Backed Securities Trust,
2,632,944	Series 2016-E1-A	4.32%	^	06/15/2028	2,641,333

	Westlake Automobile Receivables Trust,
1,000,000	Series 2016-2-B	2.30%	^	11/15/2019	1,011,075

	Total Asset Backed Obligations (Cost $45,038,938)				45,467,813

BANK LOANS 2.0%

	Acadia Healthcare Company, Inc.,
258,825	Guaranteed Senior Secured 1st Lient Term Loan, Tranche B2	3.75%	#	02/16/2023	261,009

	AdvancePierre Foods, Inc.,
278,946	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/02/2023	281,631

	Air Canada,
180,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	09/21/2023	180,630

	Albertson’s Holdings LLC,
316,083	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	4.50%	#	08/25/2021	318,902

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	AlixPartners LLP,
307,572	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/28/2022	308,534

	American Renal Holdings, Inc.,
247,756	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	08/20/2019	248,067

	Americold Realty Trust, Inc.,
256,358	Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	12/01/2022	259,403

	Ardagh Packaging Finance,
256,008	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	257,528

	Aspen Merger Sub, Inc.,
190,000	Senior Secured 1st Lien Term Loan	5.25%	#	09/26/2023	191,663

	Asurion LLC,
175,301	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/04/2022	176,441
222,003	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	223,067

	Avago Technologies Cayman Ltd,
293,739	Guaranteed Senior Secured 1st Lien Term Loan, B3	3.52%	#	02/01/2023	297,553

	Avantor Performance Materials Holdings, Inc.,
249,375	Guaranteed Senior Secured 1st Lien, Term Loan, Tranche B	6.00%	#	06/21/2022	250,310

	B&G Foods, Inc.,
307,766	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.84%	#	11/02/2022	310,266

	B/E Aerospace, Inc.,
284,091	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.76%	#	12/16/2021	287,776

	Beacon Roofing Supply, Inc.,
252,702	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/03/2022	253,586

	Berry Plastics Corporation,
311,301	Guaranteed Senior Secured 1st Lien Term Loan, Tranche H	3.75%	#	10/03/2022	312,706

	Boyd Gaming Corporation,
315,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.52%	#	09/15/2023	317,835

	Burger King Corporation,
284,941	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	12/10/2021	287,344

	Camelot Finance LP,
180,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/15/2023	180,495

	Capital Automotive LP,
321,435	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	324,299

	Cengage Learning, Inc.,
163,590	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/07/2023	163,736

	Charter Communications Operating LLC,
288,650	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.50%	#	01/24/2023	290,874

	CHG Healthcare, Inc.,
255,727	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/07/2023	258,484

	Cortes NP Acquisition Corporation,
265,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	12/31/2023	257,050

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	73

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSC Holdings LLC,
284,413	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	10/11/2022	285,627

	CSM Bakery Supplies LLC,
248,301	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	237,749

	Dealer Tire LLC,
247,033	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	249,503

	Dell International LLC,
320,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	09/07/2023	322,272

	Dollar Tree, Inc.,
95,350	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	3.06%	#	07/06/2022	96,170

	EFS Cogen Holdings I LLC,
249,337	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	06/28/2023	252,329

	Eldorado Resorts, Inc.,
317,108	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/23/2022	318,693

	Emerald Expositions Holdings, Inc.,
279,681	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	280,949

	Endo Luxembourg Finance I Company S.A.R.L.,
322,949	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	09/26/2022	322,634

	Energy Transfer Equity LP,
266,000	Senior Secured 1st LienTerm Loan	3.29%	#	12/02/2019	264,642

	Ensemble S Merger Sub, Inc.,
285,587	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	09/30/2022	286,122

	Envision Healthcare Corporation,
323,150	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	10/28/2022	325,055

	Federal-Mogul Holdings Corporation,
89,136	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	86,382

	Ferrara Candy Company,
319,200	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	06/15/2023	321,926

	Filtration Group, Inc.,
287,723	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/20/2020	289,414

	First Data Corporation,
320,374	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.53%	#	03/24/2021	323,110

	Four Seasons Holdings, Inc.,
258,996	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	260,831

	Galleria Company,
285,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/26/2023	286,734

	Global Payments, Inc.,
250,373	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.02%	#	04/21/2023	253,314

	GTCR Valor Companies, Inc.,
124,688	Senior Secured 1st Lien Term Loan, Tranche B	7.00%	#	06/16/2023	119,272

	Guggenheim Partners Investment Management Holdings LLC,
216,456	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	07/22/2020	218,052

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Harbor Freight Tools USA, Inc.,
320,000	Senior Secured 1st Lien Term Loan	4.00%	#	08/18/2023	322,200

	HCA, Inc.,
100,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B7	3.59%	#	02/15/2024	101,091

	Hertz Corporation,
289,275	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/30/2023	292,229

	Hostess Brands LLC,
287,175	Senior Secured 1st Lien Term Loan	4.50%	#	08/03/2022	289,599

	Huntsman International LLC,
288,675	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	04/03/2023	291,066

	JDA Software Group, Inc.,
100,000	Senior Secured 1st Lien Term Loan	4.50%	#	09/22/2023	100,250

	Jeld-Wen, Inc.,
277,799	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2022	279,941

	Jo-Ann Stores LLC,
225,000	Senior Secured 1st Lien Term Loan	6.00%	#	09/29/2023	221,625

	Kar Auction Services, Inc.,
255,715	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B3	4.38%	#	03/09/2023	259,471

	Keurig Green Mountain, Inc.,
129,675	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/03/2023	131,566

	KIK Custom Products, Inc.,
282,623	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	08/26/2022	283,330

	Kloeckner Pentaplast of America, Inc.,
262,900	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	266,022

	KP Germany Erste GmbH,
112,350	Senior Secured 1st Lien Term Loan	5.00%	#	04/28/2020	113,685

	Leslie’s Poolmart, Inc.,
320,000	Senior Secured 1st Lien Term Loan, Tranch B	5.25%	#	08/16/2023	322,600

	Level 3 Financing, Inc.,
310,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BII	3.50%	#	05/31/2022	312,159

	Life Time Fitness, Inc.,
323,266	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	06/10/2022	324,045

	Live Nation Entertainment, Inc.,
320,828	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.59%	#	08/14/2020	322,583

	Manitowoc Foodservice, Inc.,
286,176	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	03/03/2023	290,408

	Match Group, Inc.,
254,563	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	11/16/2022	256,393

	McGraw Hill Financial, Inc.,
224,438	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	05/04/2022	226,233

	MGM Growth Properties,
308,575	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/25/2023	311,758

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Michaels Stores, Inc.,
286,186	Guaranteed Senior Secured 1st Lien Term Loan, Tranch B1	3.75%	#	01/27/2023	287,707

	Microsemi Corporation,
249,852	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/17/2023	252,604

	Mitchell International, Inc.,
85,000	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	83,327

	Mohegan Tribal Gaming Authority,
130,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	09/30/2023	128,700

	MPH Acquisition Holdings LLC,
243,020	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/07/2023	246,399

	National Vision, Inc.,
262,199	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	259,905

	NBTY, Inc.,
319,225	Senior Secured 1 Lien Term Loan, Tranche B	5.00%	#	05/05/2023	321,161

	Nexstar Broadcasting, Inc.,
125,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	09/26/2023	125,755

	Nord Anglia Education Finance LLC,
307,630	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	03/31/2021	308,785

	NXP BV,
258,403	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.41%	#	12/07/2020	259,873

	ON Semiconductor Corporation,
245,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/31/2023	246,466

	Party City Holdings, Inc.,
297,597	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/19/2022	299,058

	Pharmaceutical Product Development LLC,
322,120	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	08/18/2022	323,674

	Pinnacle Food Finance LLC,
293,186	Guaranteed Senior Secured 1st Lien Term Loan, Tranche I	3.28%	#	01/13/2023	296,008

	PODS LLC,
237,312	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	02/02/2022	238,894

	PolyOne Corporation,
283,113	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	11/11/2022	286,298

	PQ Corporation,
296,258	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	11/04/2022	298,974

	Press Ganey Holdings, Inc.,
225,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	12/31/2023	223,875

	Revlon Consumer Products Corporation,
320,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	09/07/2023	321,035

	Reynolds Group Holdings, Inc.,
408,564	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	02/06/2023	410,415

	Scientific Games International, Inc.,
324,727	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	325,764

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Seahawk Holding Ltd.,
255,000	Senior Secured 1st Lien Term Loan	7.00%	#	09/27/2022	253,343

	Serta Simmons Holdings LLC,
305,000	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	306,621

	Solarwinds Holdings, Inc.,
288,278	Guaranteed Senior Secured 1st Lien, Tranche B	5.50%	#	02/03/2023	291,449

	Solenis International LP,
98,391	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	98,399

	Summit Materials LLC,
287,209	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	07/18/2022	288,752

	Surgery Center Holdings, Inc.,
297,359	Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	11/03/2020	297,917

	T-Mobile USA, Inc.,
308,012	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	11/09/2022	310,964

	TransDigm, Inc.
63,315	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranch F	3.75%	#	06/09/2023	63,419
70,350	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.75%	#	06/09/2023	70,465

	Tribune Media Company,
323,166	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/24/2020	326,245

	Tumi Holdings, Inc.,
247,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	05/12/2023	249,779

	UFC Holdings LLC,
270,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	08/18/2023	272,785

	Univar, Inc.,
322,584	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/01/2022	323,493

	Univision Communications Inc,
289,538	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	290,383

	US Renal Care, Inc.,
328,425	Senior Secured 1st Lien Term Loan	5.25%	#	12/30/2022	316,109

	USAGM HoldCo LLC,
252,677	Senior Secured 1st Lien Term Loan	4.75%	#	07/28/2022	252,045

	Vertafore Holdings Corporation
255,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/30/2023	256,374

	Virgin Media Investment Holdings Ltd.,
310,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche F	3.65%	#	06/30/2023	311,797

	Vizient, Inc.,
259,766	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#	02/13/2023	263,015

	Yankee Cable Acquisition LLC,
128,416	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/28/2020	128,711

	York Risk Services Group, Inc.,
222,840	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	205,291

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	75

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	YUM! BRANDS,
254,363	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.28%	#	06/16/2023	256,827

	Total Bank Loans (Cost $28,002,054)				28,197,083

COLLATERALIZED LOAN OBLIGATIONS 16.2%

	Adams Mill Ltd.,
1,000,000	Series 2014-1A-A1	2.16%	#^	07/15/2026	998,876
250,000	Series 2014-1A-D1	4.18%	#^	07/15/2026	231,614

	ALM LLC,
5,000,000	Series 2016-19A-A1	2.18%	#^	07/15/2028	5,011,730
2,500,000	Series 2016-19A-A2	2.83%	#^	07/15/2028	2,504,118

	ALM Loan Funding,
2,500,000	Series 2012-7A-A1	2.11%	#^	10/19/2024	2,500,018
3,935,000	Series 2014-14A-A1	2.17%	#^	07/28/2026	3,940,903

	Anchorage Capital Ltd.,
10,000,000	Series 2012-1A-A2R	2.97%	#^	01/13/2027	10,000,000
650,000	Series 2014-3A-A2A	2.99%	#^	04/28/2026	650,595

	Apidos Ltd.,
2,000,000	Series 2013-16A-A1	2.14%	#^	01/19/2025	2,004,810
500,000	Series 2014-19A-D	4.43%	#^	10/17/2026	499,316
1,000,000	Series 2015-20A-A1	2.23%	#^	01/16/2027	1,004,244
500,000	Series 2015-20A-A2	3.03%	#^	01/16/2027	500,310
5,000,000	Series 2016-24A-A2	2.70%	#^	07/20/2027	5,001,556

	ARES Ltd.,
500,000	Series 2014-1A-A2	2.68%	#^	04/17/2026	500,579
634,896	Series 2014-30A-A2	1.55%	#^	04/20/2023	635,695

	Avery Point Ltd.,
250,000	Series 2013-2A-D	4.13%	#^	07/17/2025	231,509
500,000	Series 2014-1A-C	3.81%	#^	04/25/2026	505,088

	Babson Ltd.,
500,000	Series 2014-3A-C1	3.68%	#^	01/15/2026	501,254
500,000	Series 2014-3A-D2	4.88%	#^	01/15/2026	502,575
2,500,000	Series 2015-2A-D	4.50%	#^	07/20/2027	2,466,409

	Betony Ltd.,
1,000,000	Series 2015-1A-C	3.83%	#^	04/15/2027	1,000,000
1,000,000	Series 2015-1A-D	4.28%	#^	04/15/2027	936,851

	Birchwood Park Ltd.,
500,000	Series 2014-1A-C2	3.83%	#^	07/15/2026	500,451
500,000	Series 2014-1A-D2	4.88%	#^	07/15/2026	499,659

	BlueMountain Ltd.,
750,000	Series 2012-1A-A	2.02%	#^	07/20/2023	751,071
2,500,000	Series 2012-2A-A1	2.23%	#^	11/20/2024	2,503,750
1,000,000	Series 2013-1A-A1	2.02%	#^	05/15/2025	997,396
2,500,000	Series 2013-4A-A	2.18%	#^	04/15/2025	2,507,756
1,000,000	Series 2014-4A-B1	3.23%	#^	11/30/2026	1,002,449
4,000,000	Series 2015-3A-A1	2.18%	#^	10/20/2027	4,008,902

	Bridgeport Ltd.,
3,550,000	Series 2006-1A-C	2.20%	#^	07/21/2020	3,540,758

	Canyon Capital Ltd.,
1,000,000	Series 2012-1A-C	3.48%	#^	01/15/2024	1,003,011
1,500,000	Series 2014-1A-B	3.41%	#^	04/30/2025	1,478,471
5,800,000	Series 2016-2A-B	2.85%	#^	10/15/2028	5,790,381

	Carlyle Global Market Strategies Ltd.,
2,500,000	Series 2012-4A-A	2.09%	#^	01/20/2025	2,502,436
1,250,000	Series 2014-1A-C	3.68%	#^	04/17/2025	1,253,341
500,000	Series 2014-3A-B	3.88%	#^	07/27/2026	501,286
500,000	Series 2014-3A-C2	4.93%	#^	07/27/2026	501,317
2,000,000	Series 2015-1A-A	2.23%	#^	04/20/2027	2,001,500

	Carlyle High Yield Partners Ltd.,
215,525	Series 2006-8A-A2A	1.05%	#^	05/21/2021	215,162
500,000	Series 2006-8A-B	1.19%	#^	05/21/2021	491,056
1,400,000	Series 2006-9A-D	2.45%	#^	08/01/2021	1,388,294
1,489,398	Series 2007-10-A1	0.91%	#^	04/19/2022	1,489,195
1,100,238	Series 2007-10A-A2A	0.90%	#^	04/19/2022	1,100,113

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Catamaran Ltd.,
250,000	Series 2014-1A-B	3.35%	#^	04/20/2026	244,724
1,000,000	Series 2015-1A1-B	2.90%	#^	04/22/2027	1,002,419
2,000,000	Series 2015-1A-A	2.25%	#^	04/22/2027	2,002,345

	Cent Ltd.,
1,000,000	Series 2013-19A-A1A	2.08%	#^	10/29/2025	1,000,687
1,000,000	Series 2014-21A-A1A	2.22%	#^	07/27/2026	1,000,486
500,000	Series 2014-22A-B	3.99%	#^	11/07/2026	501,993
250,000	Series 2014-22A-C	4.54%	#^	11/07/2026	242,727

	Cornerstone Ltd.,
32,786	Series 2007-1A-A1S	0.90%	#^	07/15/2021	32,794

	Dryden Senior Loan Fund,
1,000,000	Series 2014-31A-B	2.58%	#^	04/18/2026	1,002,181

	Eaton Vance Ltd.,
1,422,672	Series 2006-8A-A	1.07%	#^	08/15/2022	1,410,682
2,500,000	Series 2006-8A-B	1.47%	#^	08/15/2022	2,465,265

	Flatiron Ltd.,
500,000	Series 2013-1A-B	3.43%	#^	01/17/2026	500,156
250,000	Series 2014-1A-C	3.98%	#^	07/17/2026	228,125

	Four Corners Ltd.,
367,321	Series 2006-2A-A	0.99%	#^	01/26/2020	367,292

	Galaxy Ltd.,
7,800,000	Series 2014-18A-A	2.15%	#^	10/15/2026	7,806,674
500,000	Series 2014-18A-D1	4.38%	#^	10/15/2026	468,592

	GoldenTree Loan Opportunities Ltd.,
700,000	Series 2012-6A-D	4.88%	#^	04/17/2022	700,951

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2012-1X-A2	3.32%	#	08/15/2023	502,508
500,000	Series 2013-2A-C	3.46%	#^	08/01/2025	491,890
250,000	Series 2013-2A-D	4.56%	#^	08/01/2025	220,749
500,000	Series 2014-2A-C	4.24%	#^	04/28/2025	437,012

	Highbridge Loan Management Ltd.,
2,000,000	Series 2016-8A-X	1.70%	#^	04/20/2027	1,999,793

	Hildene Ltd.,
3,000,000	Series 2015-4A-A1A	2.21%	#^	07/23/2027	2,994,993

	ING Ltd.,
1,008,889	Series 2012-1RA-A1R	2.06%	#^	03/14/2022	1,010,181
500,000	Series 2012-1RA-BR	3.61%	#^	03/14/2022	500,627

	Inwood Park Ltd.,
1,000,000	Series 2006-1A-B	1.09%	#^	01/20/2021	990,296

	Jamestown Ltd.,
5,000,000	Series 2013-3A-A1A	2.13%	#^	01/15/2026	5,000,447
1,000,000	Series 2015-6A-A1A	2.41%	#^	02/20/2027	1,004,890

	LCM LP,
500,000	Series 10AR-BR	2.38%	#^	04/15/2022	500,604
500,000	Series 10AR-CR	3.53%	#^	04/15/2022	502,494
500,000	Series 11A-B	2.84%	#^	04/19/2022	501,227
250,000	Series 11A-D2	4.64%	#^	04/19/2022	250,129
500,000	Series 14A-D	4.18%	#^	07/15/2025	490,296
500,000	Series 15A-C	3.93%	#^	08/25/2024	500,630
250,000	Series 16A-D	4.28%	#^	07/15/2026	242,644
376,843	Series 9A-A	1.87%	#^	07/14/2022	377,284
10,000,000	Series 14A-A	1.83%	#^	07/15/2025	9,982,066

	Limerock Ltd.,
1,800,000	Series 2014-2A-A	2.18%	#^	04/18/2026	1,800,112

	Madison Park Funding Ltd.,
2,400,000	Series 2012-10A-A1A	2.07%	#^	01/20/2025	2,401,719
10,000,000	Series 2013-11A-A2	2.01%	#^	10/23/2025	9,974,297
250,000	Series 2014-13A-D	4.04%	#^	01/19/2025	244,723
250,000	Series 2014-14A-C1	3.80%	#^	07/20/2026	250,065
1,000,000	Series 2014-14A-D	4.30%	#^	07/20/2026	992,181
1,000,000	Series 2014-15A-C	4.43%	#^	01/27/2026	995,866
1,000,000	Series 2015-16A-B	3.70%	#^	04/20/2026	1,003,810

	Magnetite Ltd.,
1,000,000	Series 2014-11A-C	4.28%	#^	01/18/2027	994,825

	MAPS Fund Ltd.,
1,000,000	Series 2007-2A-B	1.60%	#^	07/20/2022	968,981

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Nautique Funding Ltd.,
500,000	Series 2006-1A-C	2.38%	#^	04/15/2020	493,356

	Navigare Funding Ltd.,
3,000,000	Series 2007-2A-C	1.43%	#^	04/17/2021	2,960,039

	North End Ltd.,
500,000	Series 2013-1A-C	3.43%	#^	07/17/2025	492,801
250,000	Series 2013-1A-D	4.18%	#^	07/17/2025	233,898

	Ocean Trails,
500,000	Series 2006-1A-A2	1.12%	#^	10/12/2020	493,907

	OCP Ltd.,
173,964	Series 2012-2A-A2	2.29%	#^	11/22/2023	174,180

	Octagon Investment Partners Ltd.,
1,966,086	Series 2012-1A-AR	2.05%	#^	05/05/2023	1,968,548
1,000,000	Series 2014-1A-A	2.18%	#^	11/25/2025	1,001,264
2,500,000	Series 2014-1A-A	2.20%	#^	04/15/2026	2,502,143
500,000	Series 2014-1A-B	4.02%	#^	11/14/2026	501,857
750,000	Series 2014-1A-C	4.47%	#^	11/14/2026	731,130

	OZLM Funding Ltd.,
1,500,000	Series 2013-5A-A1	2.18%	#^	01/17/2026	1,501,815

	OZLM Ltd.,
1,000,000	Series 2015-11A-A1A	2.31%	#^	01/30/2027	1,001,346
1,000,000	Series 2015-11A-A2A	3.01%	#^	01/30/2027	999,737

	Palmer Square Ltd.,
3,000,000	Series 2013-2A-A1B	3.12%	^	10/17/2025	3,009,743

	Pinnacle Park Ltd.,
500,000	Series 2014-1A-C	3.78%	#^	04/15/2026	500,380

	Race Point Ltd.,
2,055,059	Series 2011-5A-AR	2.15%	#^	12/15/2022	2,057,098
250,000	Series 2012-6RA-CR	3.94%	#^	05/24/2023	253,843
250,000	Series 2012-6RA-DR	4.94%	#^	05/24/2023	250,147
3,000,000	Series 2012-7A-A	2.21%	#^	11/08/2024	3,003,052

	Regatta Funding Ltd.,
500,000	Series 2014-1A-A1A	2.27%	#^	10/25/2026	500,591
1,000,000	Series 2016-1A-X	1.63%	#^	07/20/2028	1,001,153

	Silverado Ltd.,
873,394	Series 2006-2A-A1	0.92%	#^	10/16/2020	866,361

	Slater Mill Loan Fund,
500,000	Series 2012-1A-B	3.45%	#^	08/17/2022	500,452

	Sound Harbor Loan Fund Ltd.,
1,944,000	Series 2014-1A-A1	2.26%	#^	10/30/2026	1,946,331

	Steele Creek Ltd.,
250,000	Series 2014-1A-A1	2.41%	#^	08/21/2026	250,318

	Stewart Park Ltd.,
5,000,000	Series 2015-1A-B	2.68%	#^	04/15/2026	4,995,338

	Symphony Ltd.,
2,794,654	Series 2012-8AR-AR	1.57%	#^	01/09/2023	2,796,198
2,000,000	Series 2013-11A-A	1.98%	#^	01/17/2025	2,002,388
1,500,000	Series 2013-11A-B1	2.88%	#^	01/17/2025	1,503,712
1,500,000	Series 2013-11A-C	3.83%	#^	01/17/2025	1,501,331

	TCI-Flatiron Ltd,
2,000,000	Series 2016-1A-B	2.86%	#^	07/17/2028	2,005,032

	Thacher Park Ltd.,
500,000	Series 2014-1A-C	3.75%	#^	10/20/2026	500,120
500,000	Series 2014-1A-D1	4.23%	#^	10/20/2026	485,807

	Wind River Ltd.,
2,500,000	Series 2013-1A-A1	1.85%	#^	04/20/2025	2,496,426
5,000,000	Series 2016-1A-C	3.07%	#^	07/15/2028	4,996,470

	Venture Ltd.,
744,094	Series 2007-8A-A2A	0.92%	#^	07/22/2021	731,374
500,000	Series 2012-10A-C	3.95%	#^	07/20/2022	501,276
1,000,000	Series 2012-11A-AR	2.12%	#^	11/14/2022	1,001,244
500,000	Series 2013-14A-B1	2.68%	#^	08/28/2025	499,387
2,620,000	Series 2014-16A-A1L	2.18%	#^	04/15/2026	2,621,962
6,000,000	Series 2014-17A-A	2.16%	#^	07/15/2026	6,002,671
4,000,000	Series 2014-18A-A	2.13%	#^	10/15/2026	4,001,338
6,000,000	Series 2014-18A-B	2.58%	#^	10/15/2026	5,992,453

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Voya Ltd.,
1,000,000	Series 2006-3A-B	1.36%	#^	12/13/2020	998,625
3,750,000	Series 2013-2A-A1	1.86%	#^	04/25/2025	3,741,284
2,750,000	Series 2014-4A-A1	2.17%	#^	10/14/2026	2,751,249

	Washington Mill Ltd.,
1,000,000	Series 2014-1A-A1	2.20%	#^	04/20/2026	999,500

	Total Collateralized Loan Obligations (Cost $228,879,308)				229,581,912

FOREIGN CORPORATE BONDS 8.5%
2,500,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	2,535,238
1,300,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	1,410,500
200,000	Aeropuertos Dominicanos	9.75%		11/13/2019	210,600
1,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,045,000
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	209,000
1,830,000	AstraZeneca PLC	1.75%		11/16/2018	1,844,558
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	191,500
800,000	Avianca Holdings S.A.	8.38%		05/10/2020	766,000
2,500,000	Axiata SPV2 BHD	3.47%		11/19/2020	2,627,048
500,000	Banco Davivienda S.A.	2.95%		01/29/2018	505,125
200,000	Banco de Bogota S.A.	5.00%		01/15/2017	201,639
2,600,000	Banco de Costa Rica	5.25%		08/12/2018	2,678,000
1,500,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	1,501,350
1,300,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,332,500
1,945,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	1,945,000
1,600,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	1,555,520
400,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#^	08/11/2026	388,880
1,500,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,545,750
500,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	521,875
400,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	417,500
600,000	Banco Regional SAECA	8.13%		01/24/2019	648,000
1,600,000	Banco Santander	5.95%	#	01/30/2024	1,685,520
1,945,000	Bank of Montreal	1.50%		07/18/2019	1,941,534
1,000,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	1,020,000
2,650,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	2,669,266
1,000,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	1,093,000
775,000	BP Capital Markets PLC	1.68%		05/03/2019	778,240
135,000	BP Capital Markets PLC	1.85%		05/05/2017	135,597
937,000	BP Capital Markets PLC	1.67%		02/13/2018	940,785
1,650,000	British Telecommunications PLC	5.95%		01/15/2018	1,746,061
50,000	Camposol S.A.	10.50%	^	07/15/2021	46,000
300,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	340,355
800,000	Cemex S.A.B. de C.V.	5.43%	#	10/15/2018	834,000
1,000,000	Central American Bottling Corporation	6.75%		02/09/2022	1,050,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	77

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	CNOOC Finance Ltd.	2.63%		05/05/2020	2,552,010
1,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	1,023,693
300,000	Colbun S.A.	6.00%		01/21/2020	336,156
700,000	Corpbanca S.A.	3.88%		09/22/2019	732,119
500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	484,375
300,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	311,250
500,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	518,750
700,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	705,250
880,000	Covidien International Finance S.A.	6.00%		10/15/2017	922,957
1,100,000	DBS Bank Ltd.	3.63%	#	09/21/2022	1,118,768
200,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	208,550
1,800,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	1,901,250
900,000	Digicel Ltd.	8.25%		09/30/2020	786,375
800,000	Digicel Ltd.	7.13%		04/01/2022	619,760
1,500,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	1,552,500
800,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	909,000
2,229,538	ENA Norte Trust	4.95%		04/25/2023	2,329,867
2,500,000	Export-Import Bank of India	3.13%		07/20/2021	2,583,240
2,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,069,000
1,100,000	Global Bank Corporation	4.75%		10/05/2017	1,134,705
200,000	Global Bank Corporation	5.13%	^	10/30/2019	210,500
400,000	Global Bank Corporation	5.13%		10/30/2019	421,000
200,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	203,500
1,000,000	Grupo Aval Ltd.	5.25%		02/01/2017	1,007,980
900,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	954,000
700,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	701,750
1,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,306,500
652,897	Guanay Finance Ltd.	6.00%	^	12/15/2020	670,035
1,523,426	Guanay Finance Ltd.	6.00%		12/15/2020	1,563,416
2,000,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	2,045,000
900,000	Indian Oil Corporation, Ltd.	5.63%		08/02/2021	1,019,118
300,000	Inkia Energy Ltd.	8.38%		04/04/2021	312,450
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	208,300
1,200,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,278,000
679,774	Interoceanica Finance Ltd.	0.00%		11/30/2018	661,930
1,500,000	Inversiones CMPC S.A.	4.75%		01/19/2018	1,541,250
1,700,000	IOI Investment BHD	4.38%		06/27/2022	1,805,597
800,000	Israel Electric Corporation Ltd.	2.63%	#	01/17/2018	799,554
1,500,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,588,500
1,500,000	Kia Motors Corporation	2.63%	^	04/21/2021	1,550,965
1,500,000	Malayan Banking BHD	3.25%	#	09/20/2022	1,516,143
800,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	812,000
1,775,000	Mylan N.V.	2.50%	^	06/07/2019	1,791,793
600,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	624,120
200,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	11,000
150,000	Odebrecht Finance Ltd.	7.50%	†	09/29/2049	71,250
2,500,000	ONGC Videsh Ltd.	3.25%		07/15/2019	2,571,250
1,000,000	Ooredoo Tamweel Ltd.	3.04%		12/03/2018	1,023,670
1,860,000	Orange S.A.	2.75%		02/06/2019	1,915,631
2,200,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	2,300,100
850,000	Pacific Rubiales Energy Corporation	5.38%	Ω	01/26/2019	161,500
925,229	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	907,927
500,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	418,250
2,500,000	Petroleos Mexicanos	3.50%		07/18/2018	2,563,750
2,200,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	2,252,437

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
320,400	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	343,651
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	270,466
2,140,000	Royal Bank of Canada	2.00%		12/10/2018	2,166,891
1,240,000	Shire Acquisitions Investments Ireland DAC	1.90%		09/23/2019	1,242,032
500,000	Sinopec Group Overseas Development Ltd.	2.50%	^	04/28/2020	509,253
500,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	509,253
1,000,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	1,027,661
1,200,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,215,000
1,400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	1,456,000
2,200,000	Tencent Holdings Ltd.	2.88%		02/11/2020	2,260,625
300,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	308,267
750,000	Teva Pharmaceutical Finance Netherlands B.V.	1.70%		07/19/2019	748,756
1,950,000	Toronto Dominion Bank	1.75%		07/23/2018	1,962,429
800,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	835,600
200,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	168,250
700,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	516,250
1,400,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	1,452,962
800,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	825,710
600,000	Want Want China Finance Ltd.	1.88%	^	05/14/2018	598,228
775,000	Westpac Banking Corporation	1.95%		11/23/2018	781,535
1,300,000	Westpac Banking Corporation	1.60%		08/19/2019	1,300,224

	Total Foreign Corporate Bonds (Cost $120,626,470)				120,449,725

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.7%
965,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,174,888
655,786	Dominican Republic International Bond	9.04%		01/23/2018	688,575
500,000	Hungary Government International Bond	4.00%		03/25/2019	525,190
3,000,000	Panama Government International Bond	5.20%		01/30/2020	3,322,500
1,500,000	Poland Government International Bond	5.13%		04/21/2021	1,697,958
2,800,000	Qatar Government International Bond	2.38%		06/02/2021	2,826,452

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $10,166,692)				10,235,563

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.5%

	A10 LLC,
2,328,000	Series 2016-1-A1	2.42%	^	03/15/2035	2,338,280

	Arbor Realty Ltd.,
404,000	Series 2016-FL1A-B	3.45%	#^	09/15/2026	405,006

	BAMLL Commercial Mortgage Securities Trust,
200,000	Series 2014-IP-E	2.81%	#^	06/15/2028	197,603
30,000,000	Series 2015-200P-XA	0.50%	#^ I/O	04/14/2033	912,591

	Banc of America Commercial Mortgage Trust,
314,330	Series 2006-5-AM	5.45%		09/10/2047	314,150
500,000	Series 2007-5-AM	5.77%	#	02/10/2051	512,829
2,675,243	Series 2010 - UBER3-A4B2	5.95%	#^	05/15/2046	2,732,466

	Bear Stearns Commercial Mortgage Securities Trust,
3,008,954	Series 2007-PWR17-A4	5.69%	#	06/11/2050	3,092,131

	Bear Stearns Commercial Mortgage Securities, Inc.,
30,095	Series 2004-PWR4-D	6.15%	#	06/11/2041	31,268
67,288	Series 2006-PW13-AJ	5.61%	#	09/11/2041	67,260
2,667,575	Series 2007-PW18-A4	5.70%		06/11/2050	2,748,116
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	482,402

	BXHTL Mortgage Trust,
1,055,000	Series 2015-JWRZ-A	1.76%	#^	05/15/2029	1,057,946

	CD Commercial Mortgage Trust,
2,871,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	2,898,645

	CFCRE Commercial Mortgage Trust,
22,163,239	Series 2016-C3-XA	1.25%	# I/O	01/10/2048	1,732,527

	CGCMT Trust,
3,222,000	Series 2010-RR2-JA4B	6.07%	#^	02/19/2051	3,318,577

	CGGS Commercial Mortgage Trust,
1,789,942	Series 2016-RNDB-AFL	2.17%	#^	02/15/2033	1,799,628

	Citigroup Commercial Mortgage Trust,
933,000	Series 2007-C6-AM	5.90%	#	12/10/2049	948,030
1,500,000	Series 2007-C6-AMFX	5.90%	#^	12/10/2049	1,524,163
8,209,494	Series 2014-GC25-XA	1.23%	# I/O	10/10/2047	551,549
1,430,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	1,169,166
5,927,538	Series 2015-GC27-XA	1.58%	# I/O	02/10/2048	523,802
1,750,000	Series 2015-GC31-C	4.20%	#	06/10/2048	1,778,334
20,064,683	Series 2016-GC36-XA	1.51%	# I/O	02/10/2049	1,854,404
14,485,838	Series 2016-P3-XA	1.88%	# I/O	04/15/2049	1,695,769
18,034,962	Series 2016-P4-XA	2.18%	# I/O	07/10/2049	2,604,227

	COBALT Commercial Mortgage Trust,
1,687,040	Series 2006-C1-AM	5.25%		08/15/2048	1,686,830
300,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	300,149
350,000	Series 2007-C3-AM	5.95%	#	05/15/2046	357,477

	Commercial Mortgage Pass-Through Certificates,
30,598,491	Series 2013-CCRE-12	1.54%	# I/O	10/10/2046	1,942,591
10,221,755	Series 2013-CR10-XA	1.10%	# I/O	08/10/2046	401,265
3,179,786	Series 2014-CR17-XA	1.33%	# I/O	05/10/2047	183,246
300,000	Series 2014-CR19-C	4.88%	#	08/10/2047	314,059
500,000	Series 2014-CR20-C	4.66%	#	11/10/2047	520,701
110,000	Series 2014-TWC-C	2.38%	#^	02/13/2032	108,696
1,500,000	Series 2015-CR22-D	4.26%	#^	03/10/2048	1,231,056
22,263,582	Series 2015-CR22-XA	1.16%	# I/O	03/10/2048	1,282,476
1,500,000	Series 2015-CR23-D	4.40%	#	05/10/2048	1,157,908
1,386,000	Series 2015-CR25-C	4.70%	#	08/10/2048	1,447,382
1,000,000	Series 2015-DC1-D	4.50%	#^	02/10/2048	792,142
12,386,397	Series 2015-DC1-XA	1.32%	# I/O	02/10/2048	815,382
1,470,000	Series 2015-LC23-C	4.80%	#	10/10/2053	1,537,300
1,966,000	Series 2016-CCRE28	4.80%	#	02/10/2049	2,019,486
17,855,898	Series 2016-DC2-XA	1.24%	# I/O	02/10/2049	1,312,769

	Countrywide Commercial Mortgage Trust,
836,822	Series 2007-MF1-A	6.30%	#^	11/12/2043	851,563

	Credit Suisse Mortgage Capital Certificates,
190,000	Series 2006-C5-AM	5.34%		12/15/2039	190,047
350,000	Series 2007-C2-AM	5.62%	#	01/15/2049	353,907
1,575,000	Series 2007-C2-AMFL	0.76%	#	01/15/2049	1,551,838
3,274,000	Series 2007-C4-A1AM	6.13%	#	09/15/2039	3,364,073
2,593,186	Series 2007-C5-A4	5.70%	#	09/15/2040	2,653,205

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
1,750,000	Series 2008-C1-AM	6.27%	# ^	02/15/2041	1,805,613
10,092,000	Series 2014-USA-X1	0.70%	#^ I/O	09/15/2037	413,480
1,500,000	Series 2015-SAND-D	3.37%	#^	08/15/2030	1,476,656

	CSAIL Commercial Mortgage Trust,
30,763,021	Series 2015-C1-XA	1.11%	# I/O	04/15/2050	1,790,051
4,790,653	Series 2016-C6-XA	1.98%	# I/O	01/15/2049	575,269

	Deutsche Bank Commercial Mortgage Trust,
19,640,084	Series 2016-C1-XA	1.66%	# I/O	05/10/2049	2,114,546

	FORT CRE LLC,
2,438,000	Series 2016-1A-B	3.29%	#^	05/21/2036	2,436,623

	GE Capital Commercial Mortgage Corporation Trust,
1,625,389	Series 2006-C1	5.49%	#	03/10/2044	1,642,593

	GE Commercial Mortgage Corporation Trust,
1,499,300	Series 2007-C1-AM	5.61%	#	12/10/2049	1,486,452

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	373,078

	Greenwich Capital Commercial Funding Corporation,
1,550,000	Series 2007-GG11-AJ	6.24%	#	12/10/2049	1,551,730
1,750,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	1,806,614
2,379,349	Series 2007-GG9-AM	5.48%		03/10/2039	2,399,174

	GS Mortgage Securities Corporation,
1,876,558	Series 2007-GG10-A4	5.99%	#	08/10/2045	1,907,169
300,000	Series 2013-KING-C	3.55%	#^	12/10/2027	304,172
13,231,170	Series 2014-GC20-XA	1.33%	# I/O	04/10/2047	790,834
4,462,658	Series 2014-GC24-XA	1.00%	# I/O	09/10/2047	217,012
37,512,478	Series 2015-GC32-XA	1.04%	# I/O	07/10/2048	2,021,082
9,945,793	Series 2015-GC34-XA	1.53%	# I/O	10/10/2048	901,899
9,205,238	Series 2015-GS1-XA	0.99%	# I/O	11/10/2048	548,598
19,808,843	Series 2016-GS2-XA	1.82%	# I/O	05/10/2049	2,285,792
1,975,000	Series 2016-ICE2-A	2.45%	#^	02/15/2033	1,986,081

	GS Mortgage Securities Trust,
3,210,000	Series 2014-GSFL-C	2.77%	#^	07/15/2031	3,176,071
34,539,000	Series 2016-GS3-XA	1.29%	# I/O	10/10/2049	3,157,821

	JP Morgan Chase Commercial Mortgage Securities Corporation,
1,500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	1,504,731
1,910,000	Series 2007-C1-AM	6.19%	#	02/15/2051	1,928,654
1,600,000	Series 2007-CB20-AJ	6.29%	#	02/12/2051	1,600,732
1,701,000	Series 2007-CB20-AM	6.09%	#	02/12/2051	1,762,122
3,344,000	Series 2007-CIBC19-AM	5.88%	#	02/12/2049	3,402,287
1,750,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	1,798,606
350,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	361,583
500,000	Series 2014-PHH-D	2.92%	#^	08/15/2027	497,100
1,550,000	Series 2015-CSMO-C	2.77%	#^	01/15/2032	1,547,835
22,971,911	Series 2015-JP1-XA	1.31%	# I/O	01/15/2049	1,457,207

	JP Morgan Chase Commercial Mortgage Securities Trust,
3,167,000	Series 2007-LD11-AM	5.94%	#	06/15/2049	3,189,892
3,329,000	Series 2007-LDPX-AM	5.46%	#	01/15/2049	3,266,725
1,600,353	Series 2008-C2-A4	6.07%		02/12/2051	1,642,258
3,232,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	3,191,363
3,218,000	Series 2016-WSP-C	3.38%	#^	08/15/2033	3,224,577

	JPMBB Commercial Mortgage Securities Trust,
7,204,449	Series 2014-C18-XA	1.25%	# I/O	02/15/2047	362,101
17,973,874	Series 2014-C21-XA	1.25%	# I/O	08/15/2047	1,141,339
500,000	Series 2014-C23-C	4.61%	#	09/15/2047	527,159
23,237,993	Series 2014-C25-XA	1.15%	# I/O	11/15/2047	1,307,179
1,303,000	Series 2014-C26-C	4.57%	#	01/15/2048	1,340,856
7,647,217	Series 2014-C26-XA	1.32%	# I/O	01/15/2048	453,798
1,000,000	Series 2015-C27-D	3.98%	#^	02/15/2048	761,132
8,621,074	Series 2015-C27-XA	1.52%	# I/O	02/15/2048	635,868
29,685,381	Series 2015-C29-XA	1.09%	# I/O	05/15/2048	1,294,235
30,949,261	Series 2015-C30-XA	0.86%	# I/O	07/15/2048	1,185,193
13,079,048	Series 2015-C31-XA	1.17%	# I/O	08/15/2048	812,712
580,000	Series 2015-C33-C	4.77%	#	12/15/2048	610,589
25,971,594	Series X-A	1.66%	# I/O	11/15/2048	1,950,677

	LB Commercial Mortgage Trust,
2,185,000	Series 2007-C3-AM	6.11%	#	07/15/2044	2,233,571

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	79

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LB-UBS Commercial Mortgage Trust,
99,752	Series 2006-C7-AM	5.38%		11/15/2038	99,782
1,550,000	Series 2007-C1-AJ	5.48%		02/15/2040	1,553,881
1,268,000	Series 2007-C1-AM	5.46%		02/15/2040	1,277,947
1,852,000	Series 2007-C2-AM	5.49%	#	02/15/2040	1,881,927

	LSTAR Commercial Mortgage Trust,
11,864,543	Series 2016-4-XA	2.11%	#^ I/O	03/10/2049	1,141,185

	Madison Avenue Trust,
300,000	Series 2013-650M-D	4.17%	#^	10/12/2032	308,378

	Merrill Lynch Mortgage Trust,
49,720	Series 2006-C1-AJ	5.79%	#	05/12/2039	49,698
69,958	Series 2006-C2-AJ	5.80%	#	08/12/2043	69,927
5,172,000	Series 2007-C1-AM	6.01%	#	06/12/2050	5,006,837

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
230,000	Series 2006-4-AM	5.20%		12/12/2049	229,888

	ML-CFC Commercial Mortgage Trust,
1,940,230	Series 2007-7-A4	5.81%	#	06/12/2050	1,972,941

	Morgan Stanley Bank of America Merrill Lynch Trust,
5,263,707	Series 2013-C12-XA	1.10%	# I/O	10/15/2046	193,582
20,206,282	Series 2013-C7-XA	1.70%	# I/O	02/15/2046	1,297,175
9,868,800	Series 2014-C14-XA	1.42%	# I/O	02/15/2047	501,476
500,000	Series 2014-C18-C	4.64%	#	10/15/2047	526,747
620,000	Series 2014-C19-C	4.00%		12/15/2047	598,613
120,000	Series 2015-C20-C	4.61%	#	02/15/2048	116,924
2,000,000	Series 2015-C26-D	3.06%	^	10/15/2048	1,452,902
21,834,372	Series 2016-C28-XA	1.45%	# I/O	01/15/2049	1,887,064

	Morgan Stanley Capital, Inc.,
174,539	Series 2006-HQ8-AJ	5.59%	#	03/12/2044	175,395
500,000	Series 2007-1Q16-AMA	6.25%	#	12/12/2049	516,447
500,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	493,575
2,412,000	Series 2007-IQ16-AM	6.25%	#	12/12/2049	2,500,182
175,000	Series 2014-CPT-E	3.56%	#^	07/13/2029	177,001
175,000	Series 2014-CPT-F	3.56%	#^	07/13/2029	172,740
800,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	777,335
500,000	Series 2014-MP-D	3.82%	#^	08/11/2029	506,123
625,000	Series 2015-XLF1-D	3.53%	#^	08/14/2031	621,530

	Velocity Commercial Capital Loan Trust,
2,688,852	Series 2015-1-AFL	2.96%	#^	06/25/2045	2,709,928
4,995,238	Series 2016-1-AFX	3.53%	#^	04/25/2046	4,962,126

	Wachovia Bank Commercial Mortgage Trust,
154,457	Series 2006-C24-AJ	5.66%	#	03/15/2045	154,266
3,089,000	Series 2006-C26-AM	6.29%	#	06/15/2045	3,111,060
2,651,000	Series 2006-C27-AJ	5.83%	#	07/15/2045	2,660,871
1,500,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	1,495,679
110,000	Series 2006-C28-AM	5.60%	#	10/15/2048	109,888
680,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	681,386
1,800,000	Series 2007-C30-AM	5.38%		12/15/2043	1,816,282
500,000	Series 2007-C31-AM	5.59%	#	04/15/2047	506,774
2,709,000	Series 2007-C32-A3	5.89%	#	06/15/2049	2,753,991
2,663,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	2,707,169
1,045,000	Series 2007-C33-AJ	6.16%	#	02/15/2051	1,047,683
1,500,000	Series 2007-C33-AM	6.16%	#	02/15/2051	1,531,318

	Wells Fargo Commercial Mortgage Trust,
1,900,000	Series 2014-LC16-D	3.94%	^	08/15/2050	1,559,198
540,000	Series 2014-LC18-B	3.96%		12/15/2047	580,648
13,848,820	Series 2015-C27-XA	1.14%	# I/O	02/15/2048	850,998
2,000,000	Series 2015-C31-C	4.77%	#	11/15/2048	2,095,478
22,112,608	Series 2015-C31-XA	1.27%	# I/O	11/15/2048	1,648,053
32,741,601	Series 2015-NXS2-XA	0.94%	# I/O	07/15/2058	1,525,516
1,340,000	Series 2015-NXS3-C	4.64%	#	09/15/2057	1,298,082
1,443,000	Series 2016-C32-C	4.88%	#	01/15/2059	1,418,419
15,342,363	Series 2016-C33-XA	1.98%	# I/O	03/15/2059	1,823,738
26,194,000	Series 2016-LC24-XA	1.75%	# I/O	10/15/2049	3,201,431

	WF-RBS Commercial Mortgage Trust,
3,842,179	Series 2014-C19-XA	1.41%	# I/O	03/15/2047	235,393
9,781,097	Series 2014-C21-XA	1.32%	# I/O	08/15/2047	618,104
29,664,000	Series 2016-NXS6-XA	1.81%	#	11/15/2049	3,295,136

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $221,006,577)				218,332,725

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.8%

	Ajax Mortgage Loan Trust,
2,726,767	Series 2015-B-A	3.88%	#^	07/25/2060	2,696,024
8,774,621	Series 2016-B-A	4.00%	#^	09/25/2065	8,777,583

	Banc of America Funding Corporation,
1,750,000	Series 2005-B-3M1	0.98%	#	04/20/2035	1,450,664
4,953,950	Series 2006-7-TSA1	5.88%	#	10/25/2036	4,090,366

	Bayview Opportunity Master Fund Trust,
6,747,068	Series 2016-A-A	4.46%	#^	01/28/2036	6,752,405
13,000,000	Series 2016-RN2-A1	3.60%	#^	08/28/2031	13,012,016
8,878,128	Series 2016-RPL2-A1	3.84%	#^	06/28/2031	8,892,025
4,877,874	Series 2016-RPL3-A1	3.47%	#^	07/28/2031	4,886,503
9,923,641	Series 2016-RPL4-A1	3.47%	#^	07/28/2018	9,950,571

	BCAP LLC Trust,
3,368,667	Series 2012-RR1-3A4	5.72%	#^	10/26/2035	3,053,780

	CAM Mortgage LLC,
432,370	Series 2015-1-A	3.50%	#^	07/15/2064	433,442

	Citicorp Residential Mortgage Securities, Inc.,
2,058,278	Series 2007-1-A4	5.75%	#	03/25/2037	2,155,108

	CitiMortgage Alternative Loan Trust,
2,181,888	Series 2007-A5-1A10	5.75%		05/25/2037	2,015,437

	Countrywide Alternative Loan Trust,
127,299	Series 2004-33-1A1	3.08%	#	12/25/2034	125,699
1,031,903	Series 2005-23CB-A15	5.50%		07/25/2035	980,945
3,593,567	Series 2005-28CB-1A6	5.50%		08/25/2035	3,489,073
3,206,693	Series 2006-J6-A5	6.00%		09/25/2036	2,673,038
723,493	Series 2007-15CB-A7	6.00%		07/25/2037	650,160

	Countrywide Home Loans,
2,382,365	Series 2005-10-A2	5.50%		05/25/2035	2,287,787
1,345,518	Series 2007-14-A15	6.50%		09/25/2037	1,234,106

	Credit Suisse First Boston Mortgage Securities Corporation,
18,559	Series 2004-8-6A1	4.50%		12/25/2019	18,714
3,805,835	Series 2005-11-2A1	6.00%		12/25/2035	3,666,060
171,181	Series 2005-11-8A5	6.00%		12/25/2035	164,703
1,608,399	Series 2005-9-5A9	5.50%		10/25/2035	1,406,732

	Credit Suisse Mortgage Capital Certificates,
1,000,000	Series 2011-12R-3A5	2.60%	#^	07/27/2036	819,927
1,000,000	Series 2011-5R-6A9	3.06%	#^	11/27/2037	911,360

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
1,339,696	Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,140,123

	Deutsche Mortgage & Asset Receiving Corporation,
806,471	Series 2014-RS1-1A2	7.91%	#^	07/27/2037	597,974

	FirstKey Mortgage Trust,
8,655,320	Series 2014-1-A8	3.50%	#^	11/25/2044	8,884,624

	GMACM Mortgage Loan Trust,
198,118	Series 2005-J1-A6	6.00%		12/25/2035	193,248

	GSR Mortgage Loan Trust,
26,990	Series 2004-2F-14A1	5.50%		09/25/2019	27,401
993,299	Series 2006-2F-3A4	6.00%		02/25/2036	812,057

	Home Equity Mortgage Trust,
210,495	Series 2003-6-M2	2.73%	#	03/25/2034	205,945

	HSI Asset Loan Obligation Trust,
368,755	Series 2006-2-1A1	6.00%		12/25/2036	236,236

	Impac Secured Assets Trust,
1,128,048	Series 2006-5-1A1C	0.80%	#	02/25/2037	832,302

	IndyMac Mortgage Loan Trust,
2,707,549	Series 2006-AR5-2A1	3.02%	#	05/25/2036	2,315,967

	Lehman Mortgage Trust,
476,472	Series 2006-1-1A3	5.50%		02/25/2036	395,580

	Lehman XS Trust,
29,369	Series 2005-6-3A2B	5.42%	#	11/25/2035	29,591

	MASTR Adjustable Rate Mortgages Trust,
349,573	Series 2006-2-2A1	3.03%	#	04/25/2036	323,865

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Alternative Note Asset Trust,
672,555	Series 2007-F1-2A6	6.00%		03/25/2037	526,985

	Merrill Lynch Mortgage Investors Trust,
2,446,807	Series 2006-AF1-AF2C	6.25%		08/25/2036	1,979,103

	Morgan Stanley Mortgage Loan Trust,
579,633	Series 2006-2-7A1	5.51%	#	02/25/2036	526,058

	Nationstar HECM Loan Trust,
9,000,000	Series 2016-3A-M1	3.15%	^	08/25/2026	9,039,870

	Residential Accredit Loans, Inc.,
1,620,722	Series 2006-QS12-2A3	6.00%		09/25/2036	1,347,363
2,202,677	Series 2007-QS9-A33	6.50%		07/25/2037	1,886,535

	Residential Asset Mortgage Products, Inc.,
353,244	Series 2005-EFC7-AI3	0.78%	#	12/25/2035	340,463

	Residential Asset Securitization Trust,
1,109,882	Series 2006-A2-A11	6.00%		01/25/2046	878,251

	Springleaf Mortgage Loan Trust,
1,250,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	1,264,027
1,250,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	1,264,027

	Structured Asset Securities Corporation,
2,269,288	Series 2005-16-1A2	5.50%		09/25/2035	2,258,799

	Towd Point Mortgage Trust,
3,982,705	Series 2015-2-1A13	2.50%	#^	11/25/2060	4,009,798

	VOLT LLC,
8,885,952	Series 2015-NP11-A1	3.63%	#^	07/25/2045	8,931,796
1,953,789	Series 2015-NPL1-A1	3.63%	#^	10/25/2057	1,961,102
4,411,710	Series 2015-NPL3-A1	3.38%	#^	10/25/2058	4,413,963
4,972,040	Series 2016-NPL8-A1	3.50%	#^	07/25/2046	4,987,743

	Washington Mutual Mortgage Pass-Through Certificates,
218,701	Series 2006-5-1A5	6.00%		07/25/2036	191,088

	Wells Fargo Alternative Loan Trust,
2,789,621	Series 2007-PA5-1A1	6.25%		11/25/2037	2,688,589

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $152,353,244)				151,084,701

US CORPORATE BONDS 7.2%
2,040,000	AbbVie, Inc.	1.80%		05/14/2018	2,049,378
1,195,000	Aetna, Inc.	1.90%		06/07/2019	1,205,848
1,740,000	Amazon.com, Inc.	2.60%		12/05/2019	1,807,693
1,260,000	American Express Credit Corporation	1.80%		07/31/2018	1,267,632
673,000	American Express Credit Corporation	2.25%		08/15/2019	686,973
1,375,000	American Honda Finance Corporation	1.70%		02/22/2019	1,387,115
1,230,000	American Honda Finance Corporation	1.20%		07/12/2019	1,223,204
1,690,000	Anheuser-Busch InBev Finance, Inc.	1.90%		02/01/2019	1,707,716
765,000	Apple, Inc.	1.70%		02/22/2019	773,899
1,850,000	AT&T, Inc.	2.30%		03/11/2019	1,882,046
2,612,000	Bank of America Corporation	2.00%		01/11/2018	2,624,775
1,900,000	BB&T Corporation	2.25%		02/01/2019	1,936,738
1,350,000	Berkshire Hathaway Finance Corporation	1.70%		03/15/2019	1,362,810
1,345,000	Berkshire Hathaway Finance Corporation	1.30%		08/15/2019	1,347,736
1,893,000	Boston Properties LP	5.88%		10/15/2019	2,103,102
2,000,000	Cardinal Health, Inc.	1.95%		06/15/2018	2,019,674
1,890,000	Caterpillar Financial Services Corporation	1.70%		06/16/2018	1,904,020
1,756,000	Celgene Corporation	2.13%		08/15/2018	1,775,504
269,000	Chevron Corporation	1.79%		11/16/2018	271,858
825,000	Chevron Corporation	1.56%		05/16/2019	829,755
2,095,000	Cisco Systems, Inc.	1.40%		09/20/2019	2,098,050
2,441,000	Citigroup, Inc.	2.05%		12/07/2018	2,460,679
575,000	Comcast Corporation	6.50%		01/15/2017	583,779
885,000	Comcast Corporation	5.88%		02/15/2018	940,047
2,112,000	CVS Health Corporation	1.90%		07/20/2018	2,133,295
2,050,000	Daimler Finance North America LLC	2.25%	^	03/02/2020	2,081,863

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,155,000	Duke Energy Corporation	1.63%		08/15/2017	2,161,849
2,005,000	Express Scripts Holding Company	2.25%		06/15/2019	2,034,850
2,060,000	General Mills, Inc.	2.20%		10/21/2019	2,103,573
1,685,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	1,724,437
2,405,000	Hewlett-Packard Company	2.85%	^	10/05/2018	2,451,506
1,150,000	John Deere Capital Corporation	1.60%		07/13/2018	1,156,898
850,000	John Deere Capital Corporation	1.95%		01/08/2019	864,241
2,110,000	JP Morgan Chase & Company	2.25%		01/23/2020	2,138,002
1,231,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	1,248,888
1,965,000	Kraft Heinz Foods Company	2.00%		07/02/2018	1,985,259
1,745,000	Kroger Company	6.15%		01/15/2020	1,984,779
1,216,000	Laboratory Corporation	2.50%		11/01/2018	1,236,981
2,029,000	McKesson Corporation	1.29%		03/10/2017	2,030,822
905,000	Medtronic, Inc.	1.50%		03/15/2018	909,245
710,000	Microsoft Corporation	1.10%		08/08/2019	707,979
1,145,000	Molson Coors Brewing Company	1.45%		07/15/2019	1,142,372
1,317,000	Mondelez International, Inc.	2.25%		02/01/2019	1,340,620
2,480,000	Morgan Stanley	2.45%		02/01/2019	2,526,361
1,330,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	1,332,228
395,000	MUFG Americas Holdings Corporation	2.25%		02/10/2020	399,768
245,000	Mylan, Inc.	2.55%		03/28/2019	248,242
1,743,000	National Rural Utilities Cooperative Finance Corporation	2.30%		11/15/2019	1,787,087
2,070,000	Newell Brands, Inc.	2.60%		03/29/2019	2,118,351
615,000	Oracle Corporation	2.38%		01/15/2019	630,764
1,200,000	Oracle Corporation	2.25%		10/08/2019	1,230,104
1,510,000	PepsiCo Inc.	2.15%		10/14/2020	1,550,608
1,675,000	Philip Morris International, Inc.	5.65%		05/16/2018	1,791,650
855,000	PNC Funding Corporation	4.38%		08/11/2020	935,531
1,520,000	Reynolds American Inc.	3.25%		06/12/2020	1,600,628
1,260,000	Shell International Finance B.V.	1.38%		05/10/2019	1,256,918
875,000	Simon Property Group LP	2.15%		09/15/2017	880,917
233,000	Simon Property Group LP	2.20%		02/01/2019	237,558
178,000	Simon Property Group LP	5.65%		02/01/2020	199,321
1,510,000	Southern Company	2.45%		09/01/2018	1,539,883
170,000	Southern Company	1.85%		07/01/2019	171,439
1,055,000	Synchrony Financial	3.00%		08/15/2019	1,080,749
880,000	Thermo Fisher Scientific, Inc.	2.15%		12/14/2018	890,271
315,000	Toyota Motor Credit Corporation	1.55%		07/13/2018	316,776
1,090,000	Toyota Motor Credit Corporation	1.70%		02/19/2019	1,098,817
1,290,000	United Technologies Corporation	1.78%	#	05/04/2018	1,297,494
390,000	United Technologies Corporation	6.13%		02/01/2019	432,636
2,525,000	Verizon Communications Inc	2.63%		02/21/2020	2,598,970
250,000	WellPoint, Inc.	1.88%		01/15/2018	251,276
1,655,000	WellPoint, Inc.	2.30%		07/15/2018	1,677,334
2,050,000	Wells Fargo & Company	1.50%		01/16/2018	2,052,315
885,000	Xerox Corporation	2.95%		03/15/2017	890,330
842,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	843,004

	Total US Corporate Bonds (Cost $101,146,909)				101,554,820

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	81

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 3.2%

	Federal Home Loan Mortgage Corporation,
2,505,869	Pool G08626	3.00%		02/01/2045	2,607,672
2,601,771	Pool G08631	3.00%		03/01/2045	2,707,470
946,061	Series 3417-SM	5.76%	# I/F I/O	02/15/2038	185,758
2,384,152	Series 4471-GA	3.00%		02/15/2044	2,473,856

	Federal Home Loan Mortgage Corporation Pass-Thru,
33,562,973	Series K722-X1	1.31%	# I/O	03/25/2023	2,344,515

	Federal National Mortgage Association,
5,011,763	Series 2015-09-HA	3.00%		01/25/2045	5,257,735
8,118,007	Series 2015-59-A	3.00%		06/25/2041	8,319,447
10,000,000	Series 2016-72-PA	3.00%		07/25/2046	10,388,682

	Federal National Mortgage Association Pass-Thru,
3,555,240	Pool AS4645	3.00%		03/01/2045	3,700,774
760,682	Pool MA1200	3.00%		10/01/2032	800,536
6,437,616	Pool MA2270	3.00%		05/01/2045	6,605,622

	Total US Government / Agency Mortgage Backed Obligations (Cost $44,499,599)				45,392,067

US GOVERNMENT AND AGENCY OBLIGATIONS 16.5%
18,900,000	United States Treasury Notes	1.00%		09/15/2017	18,961,652
35,300,000	United States Treasury Notes	0.88%		11/30/2017	35,376,530
37,600,000	United States Treasury Notes	1.00%		12/31/2017	37,735,849
37,800,000	United States Treasury Notes	0.75%		01/31/2018	37,818,446
33,100,000	United States Treasury Notes	0.75%		02/28/2018	33,112,942
37,700,000	United States Treasury Notes	1.00%		03/15/2018	37,855,362
32,300,000	United States Treasury Notes	1.63%		06/30/2020	33,010,988

	Total US Government and Agency Obligations (Cost $233,645,390)				233,871,769

SHORT TERM INVESTMENTS 7.8%
36,877,872	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		36,877,872
36,877,871	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		36,877,871
36,877,869	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		36,877,869

	Total Short Term Investments (Cost $110,633,612)				110,633,612

	Total Investments 91.6% (Cost $1,295,998,793)				1,294,801,790
	Other Assets in Excess of Liabilities 8.4%				119,012,625

	NET ASSETS 100.0%				$1,413,814,415

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.5%
Collateralized Loan Obligations	16.2%
Non-Agency Commercial Mortgage Backed Obligations	15.5%
Non-Agency Residential Collateralized Mortgage Obligations	10.8%
Foreign Corporate Bonds	8.5%
Short Term Investments	7.8%
US Corporate Bonds	7.2%
Asset Backed Obligations	3.2%
US Government / Agency Mortgage Backed Obligations	3.2%
Bank Loans	2.0%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.7%
Other Assets and Liabilities	8.4%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	16.5%
Collateralized Loan Obligations	16.2%
Non-Agency Commercial Mortgage Backed Obligations	15.5%
Non-Agency Residential Collateralized Mortgage Obligations	10.8%
Short Term Investments	7.8%
Banking	4.2%
Asset Backed Obligations	3.2%
US Government / Agency Mortgage Backed Obligations	3.2%
Oil & Gas	1.7%
Telecommunications	1.1%
Healthcare	1.1%
Transportation	0.9%
Utilities	0.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.7%
Beverage and Tobacco	0.7%
Technology	0.7%
Pharmaceuticals	0.6%
Consumer Products	0.6%
Automotive	0.5%
Food Products	0.5%
Food/Drug Retailers	0.4%
Media	0.4%
Construction	0.3%
Finance	0.3%
Real Estate	0.3%
Retailers (other than Food/Drug)	0.3%
Building and Development (including Steel/Metals)	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Electronics/Electric	0.2%
Insurance	0.2%
Chemicals/Plastics	0.2%
Energy	0.2%
Leisure	0.2%
Business Equipment and Services	0.1%
Aerospace & Defense	0.1%
Conglomerates	0.1%
Pulp & Paper	0.1%
Biotechnology	0.1%
Containers and Glass Products	0.1%
Financial Intermediaries	0.1%
Industrial Equipment	0.0%	~
Cosmetics/Toiletries	0.0%	~
Health Care Providers & Services	0.0%	~
Other Assets and Liabilities	8.4%

	100.0%

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

COUNTRY BREAKDOWN as a % of Net Assets:
United States	82.2%
Mexico	1.1%
Panama	0.7%
India	0.7%
China	0.6%
Malaysia	0.6%
Colombia	0.5%
Costa Rica	0.5%
Chile	0.5%
Canada	0.5%
Peru	0.5%
United Kingdom	0.4%
Singapore	0.4%
Israel	0.3%
Qatar	0.3%
Netherlands	0.2%
Guatemala	0.2%
Paraguay	0.2%
Australia	0.2%
Hong Kong	0.2%
France	0.1%
Brazil	0.1%
Poland	0.1%
South Korea	0.1%
Jamaica	0.1%
Luxembourg	0.1%
Ireland	0.1%
Dominican Republic	0.1%
Hungary	0.0%	~
Germany	0.0%	~
Other Assets and Liabilities	8.4%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $451,544,154 or 31.9% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2016.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of September 30, 2016

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	83

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2016

Total Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER USD Index «	Barclays Capital, Inc.	0.47%	56,400,000	10/13/2016	$515,096
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	11/16/2016	3,399,360
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	25,000,000	11/17/2016	3,199,776
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	12/21/2016	3,454,667
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	50,000,000	12/22/2016	6,727,271
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	50,000,000	01/26/2017	9,294,703
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	02/22/2017	5,326,246
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	90,000,000	02/23/2017	18,451,957
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	99,000,000	03/30/2017	15,647,133
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	60,000,000	04/27/2017	5,532,697
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	05/24/2017	2,381,467
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	100,000,000	05/25/2017	9,065,116
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	06/28/2017	2,074,140
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	100,000,000	06/29/2017	9,129,424
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	07/26/2017	1,775,167
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	90,000,000	07/27/2017	6,542,112
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	25,000,000	08/30/2017	798,537
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	100,000,000	08/31/2017	1,873,362
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	50,000,000	09/27/2017	739,525
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	60,000,000	09/28/2017	1,266,978
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	50,000,000	10/25/2017	718,731
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	0.40%	50,000,000	10/26/2017	439,239
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	0.43%	75,000,000	11/29/2017	451,413

					$108,804,117

«	Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund that invests primarily in equity securities of companies in the relevant sector. At September 30, 2016, the four sector constituents and their weightings were as follows: Energy 25.4%, Technology 25.1%, Industrial 24.8% and Consumer Discretionary 24.7%.

¤	Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector. At September 30, 2016, the four sector constituents and their weightings were as follows: Energy 25.4%, Technology 25.1%, Industrial 24.8% and Consumer Discretionary 24.7%.

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Flexible Income Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.7%

	AVANT Loans Funding Trust,
711,836	Series 2015-A-A	4.00%	^	08/16/2021	715,545
323,618	Series 2016-B-A	3.92%	^	08/15/2019	325,681

	Citi Held For Asset Issuance,
188,406	Series 2015-PM1-A	1.85%	^	12/15/2021	188,252
1,000,000	Series 2015-PM1-C	5.01%	^	12/15/2021	971,162

	Consumer Installment Loan Trust,
480,840	Series 2016-LD1-A	3.96%	^	07/15/2022	482,301

	Eaglewood Consumer Loan Trust,
1,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	995,049

	MarketPlace Loan Trust,
996,841	Series 2015-CB1-A	4.00%	^	07/15/2021	996,638

	SoFi Consumer Loan Program Trust,
500,000	Series 2016-2-A	3.09%	^	10/27/2025	501,572

	Total Asset Backed Obligations (Cost $5,204,003)				5,176,200

COLLATERALIZED LOAN OBLIGATIONS 16.3%

	Adams Mill Ltd.,
1,000,000	Series 2014-1A-A1	2.16%	#^	07/15/2026	998,876
250,000	Series 2014-1A-D1	4.18%	#^	07/15/2026	231,614
250,000	Series 2014-1A-E1	5.68%	#^	07/15/2026	204,243

	ALM LLC,
500,000	Series 2016-19A-A2	2.83%	#^	07/15/2028	500,824
500,000	Series 2016-19A-B	3.63%	#^	07/15/2028	502,051

	ALM Loan Funding,
1,000,000	Series 2012-7A-A1	2.11%	#^	10/19/2024	1,000,007
1,000,000	Series 2014-14A-A1	2.17%	#^	07/28/2026	1,001,500

	Anchorage Capital Ltd.,
250,000	Series 2014-3A-A2A	2.99%	#^	04/28/2026	250,229

	Apidos Ltd.,
500,000	Series 2014-19A-D	4.43%	#^	10/17/2026	499,316
500,000	Series 2015-21A-C	4.23%	#^	07/18/2027	467,837
250,000	Series 2015-21A-D	6.23%	#^	07/18/2027	225,694
1,250,000	Series 2016-24A-C	4.65%	#^	07/20/2027	1,214,812

	Avery Point Ltd.,
250,000	Series 2013-2A-C	3.43%	#^	07/17/2025	248,125
500,000	Series 2013-2A-D	4.13%	#^	07/17/2025	463,017

	Babson Ltd.,
500,000	Series 2012-2A-CR	4.42%	#^	05/15/2023	500,000
500,000	Series 2014-3A-D2	4.88%	#^	01/15/2026	502,575
250,000	Series 2014-3A-E2	7.18%	#^	01/15/2026	234,944
1,000,000	Series 2015-2A-D	4.50%	#^	07/20/2027	986,563

	Battalion Ltd.,
500,000	Series 2007-1A-C	1.47%	#^	07/14/2022	495,037

	Betony Ltd.,
500,000	Series 2015-1A-D	4.28%	#^	04/15/2027	468,426

	BlueMountain Ltd.,
500,000	Series 2012-2A-C	3.56%	#^	11/20/2024	501,269
750,000	Series 2015-2A-C	3.38%	#^	07/18/2027	743,523
1,000,000	Series 2015-2A-D	4.23%	#^	07/18/2027	944,018
500,000	Series 2015-2A-E	6.03%	#^	07/18/2027	440,430
1,000,000	Series 2015-3A-B	3.80%	#^	10/20/2027	992,688
500,000	Series 2015-3A-C	4.25%	#^	10/20/2027	482,216
750,000	Series 2016-2A-C	4.80%	#^	08/20/2028	750,375

	Carlyle High Yield Partners Ltd.,
1,191,518	Series 2007-10-A1	0.91%	#^	04/19/2022	1,191,356
550,119	Series 2007-10A-A2A	0.90%	#^	04/19/2022	550,057

	Catamaran Ltd.,
250,000	Series 2015-1A-C1	3.80%	#^	04/22/2027	248,040

	Cent Ltd.,
645,000	Series 2014-16AR-A1AR	2.01%	#^	08/01/2024	645,016
250,000	Series 2014-22A-B	3.99%	#^	11/07/2026	250,996
500,000	Series 2014-22A-C	4.54%	#^	11/07/2026	485,455

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cornerstone Ltd.,
14,903	Series 2007-1A-A1S	0.90%	#^	07/15/2021	14,906

	Dryden Senior Loan Fund,
500,000	Series 2012-24RA-DR	4.52%	#^	11/15/2023	487,346
250,000	Series 2012-25A-D	4.68%	#^	01/15/2025	249,466
1,000,000	Series 2016-45-D	4.66%	#^	07/15/2027	993,737

	Eaton Vance Ltd.,
948,448	Series 2006-8A-A	1.07%	#^	08/15/2022	940,455
500,000	Series 2006-8A-B	1.47%	#^	08/15/2022	493,053

	Flatiron Ltd.,
500,000	Series 2013-1A-B	3.43%	#^	01/17/2026	500,156

	Four Corners Ltd.,
183,661	Series 2006-2A-A	0.99%	#^	01/26/2020	183,646

	Galaxy Ltd.,
1,000,000	Series 2014-18A-A	2.15%	#^	10/15/2026	1,000,856
250,000	Series 2014-18A-D1	4.38%	#^	10/15/2026	234,296

	GoldenTree Loan Opportunities Ltd.,
500,000	Series 2012-6A-D	4.88%	#^	04/17/2022	500,679
1,000,000	Series 2015-10A-D	4.05%	#^	07/20/2027	941,690

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C	3.46%	#^	08/01/2025	245,945
250,000	Series 2014-2A-C	4.24%	#^	04/28/2025	218,506
250,000	Series 2014-2A-D	5.74%	#^	04/28/2025	188,218

	ING Ltd.,
500,000	Series 2013-1A-D	5.68%	#^	04/15/2024	465,072

	Jay Park Ltd.,
2,000,000	Series 2016-1A-C	4.66%	#^	10/20/2027	1,977,520

	LCM LP,
500,000	Series 10AR-BR	2.38%	#^	04/15/2022	500,604
500,000	Series 12A-DR	4.33%	#^	10/19/2022	495,316
500,000	Series 14A-D	4.18%	#^	07/15/2025	490,296
250,000	Series 16A-D	4.28%	#^	07/15/2026	242,644

	Limerock Ltd.,
250,000	Series 2007-1A-B	1.34%	#^	04/24/2023	247,046

	Madison Park Funding Ltd.,
869,814	Series 2007-4A-A2	1.10%	#^	03/22/2021	858,102
1,000,000	Series 2007-6A-C	1.72%	#^	07/26/2021	962,857
250,000	Series 2014-13A-D	4.04%	#^	01/19/2025	244,723
250,000	Series 2014-13X-E	5.69%	#	01/19/2025	224,381
750,000	Series 2014-14A-D	4.30%	#^	07/20/2026	744,136
500,000	Series 2014-15A-C	4.43%	#^	01/27/2026	497,933
500,000	Series 2015-16A-B	3.70%	#^	04/20/2026	501,905
500,000	Series 2015-18A-D2	4.65%	#^	10/21/2026	501,833

	Magnetite Ltd.,
250,000	Series 2014-9A-B	3.71%	#^	07/25/2026	252,408

	Ocean Trails,
250,000	Series 2006-1A-A2	1.12%	#^	10/12/2020	246,954

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	4.47%	#^	11/14/2026	487,420
500,000	Series 2014-1A-C2	4.20%	#^	11/25/2025	501,109
250,000	Series 2014-1A-D	7.42%	#^	11/14/2026	238,158
500,000	Series 2014-1A-D2	5.28%	#^	11/25/2025	502,720

	OZLM Funding Ltd.,
500,000	Series 2013-5A-A1	2.18%	#^	01/17/2026	500,605

	Palmer Square Ltd.,
1,000,000	Series 2013-2A-A1B	3.12%	^	10/17/2025	1,003,248

	Pinnacle Park Ltd.,
250,000	Series 2014-1A-C	3.78%	#^	04/15/2026	250,190

	Race Point Ltd.,
250,000	Series 2012-6RA-CR	3.94%	#^	05/24/2023	253,843
250,000	Series 2012-6RA-DR	4.94%	#^	05/24/2023	250,147

	Sound Harbor Loan Fund Ltd.,
1,000,000	Series 2014-1A-A1	2.26%	#^	10/30/2026	1,001,199

	Symphony Ltd.,
500,000	Series 2013-11A-C	3.83%	#^	01/17/2025	500,444
500,000	Series 2014-14A-D2	4.27%	#^	07/14/2026	492,518

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	85

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TCI Symphony Ltd.,
1,000,000	Series 2016-1A-D	4.72%	#^	10/13/2029	993,610

	Thacher Park Ltd.,
500,000	Series 2014-1A-D1	4.23%	#^	10/20/2026	485,807

	Venture Ltd.,
1,000,000	Series 2006-1A-B	1.40%	#^	08/03/2020	959,532
500,000	Series 2013-15A-C	3.78%	#^	07/15/2025	500,665
500,000	Series 2014-17A-C	3.53%	#^	07/15/2026	494,688
1,000,000	Series 2016-23A-B	2.95%	#^	07/19/2028	999,788

	Washington Mill Ltd.,
250,000	Series 2014-1A-C	3.70%	#^	04/20/2026	250,920

	Westcott Park Ltd.,
1,000,000	Series 2016-1A-D	5.05%	#^	07/20/2028	1,004,875

	Wind River Ltd.,
1,000,000	Series 2012-1A-DR	4.95%	#^	01/15/2026	1,000,000
1,000,000	Series 2014-1A-A	2.20%	#^	04/18/2026	1,001,856
500,000	Series 2016-1A-B	3.92%	#^	07/15/2028	503,581
500,000	Series 2016-1A-C	3.07%	#^	07/15/2028	499,647

	Total Collateralized Loan Obligations (Cost $50,743,738)				50,544,384

FOREIGN CORPORATE BONDS 14.0%
600,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	645,000
200,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	215,000
1,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	1,014,095
500,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	542,500
200,000	Aeropuerto Internacional de Tocumen S.A.	5.63%		05/18/2036	212,000
200,000	Aeropuertos Dominicanos	9.75%		11/13/2019	210,600
500,000	AES Andres B.V.	7.95%	^	05/11/2026	534,375
200,000	AES El Salvador Trust	6.75%		03/28/2023	190,000
500,000	Agromercantil Senior Trust	6.25%		04/10/2019	522,500
200,000	Alcoa Nederland Holding BV	6.75%	^	09/30/2024	208,250
200,000	Avianca Holdings S.A.	8.38%		05/10/2020	191,500
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	191,500
400,000	Axiata SPV2 BHD	3.47%		11/19/2020	420,328
200,000	Banco Continental SAECA	8.88%		10/15/2017	201,000
300,000	Banco de Bogota S.A.	5.38%		02/19/2023	310,875
800,000	Banco de Costa Rica	5.25%		08/12/2018	824,000
200,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	207,000
200,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	207,000
200,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	173,740
300,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	300,270
200,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	215,250
400,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	410,000
500,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	486,100
600,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	618,300
400,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	417,500

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
350,000	Banco Regional SAECA	8.13%		01/24/2019	378,000
200,000	Banco Santander	4.13%		11/09/2022	206,500
700,000	Banco Santander	5.95%	#	01/30/2024	737,415
400,000	Bancolombia S.A.	6.13%		07/26/2020	433,000
400,000	BBVA Bancomer S.A.	6.50%		03/10/2021	438,500
200,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	201,454
400,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	405,000
100,000	Camposol S.A.	10.50%	^	07/15/2021	92,000
500,000	Cementos Progreso Trust	7.13%		11/06/2023	533,750
200,000	Central American Bottling Corporation	6.75%		02/09/2022	210,000

400,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	345,000
1,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	1,020,804
200,000	CNOOC Finance Ltd.	4.25%		01/26/2021	216,567
500,000	CNPC General Capital Ltd.	2.75%		05/14/2019	511,847
300,000	Colbun S.A.	6.00%		01/21/2020	336,156
200,000	Comcel Trust	6.88%		02/06/2024	206,640
500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	484,375
200,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	207,500
500,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	503,750
400,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	402,000
600,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	633,750
300,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	319,875
200,000	Digicel Ltd.	8.25%		09/30/2020	174,750
600,000	Digicel Ltd.	7.13%		04/01/2022	464,820
200,000	Eldorado International Finance GMBH	8.63%	^	06/16/2021	165,000
1,000,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	1,035,000
800,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	788,663
400,000	Empresa Electrica Guacolda S.A.	4.56%	^	04/30/2025	384,373
200,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	227,250
825,755	ENA Norte Trust	4.95%		04/25/2023	862,914
800,000	Export-Import Bank of India	3.13%		07/20/2021	826,637
241,727	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	248,979
193,382	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	199,183
400,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	413,800
400,000	Global Bank Corporation	4.75%		10/05/2017	412,620
200,000	Global Bank Corporation	5.13%	^	10/30/2019	210,500
400,000	Global Bank Corporation	5.13%		10/30/2019	421,000
400,000	Grupo Aval Ltd.	4.75%		09/26/2022	396,800
200,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	212,000
500,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	501,250
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	402,000
200,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	208,000
400,000	GrupoSura Finance S.A.	5.70%		05/18/2021	437,000
652,897	Guanay Finance Ltd.	6.00%		12/15/2020	670,035
500,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	511,250
700,000	Industrial Senior Trust	5.50%		11/01/2022	696,500
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	208,300
200,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	213,000
150,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	104,625

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
70,000	Intelsat Jackson Holdings S.A.	8.00%	^	02/15/2024	70,525
300,000	IOI Investment BHD	4.38%		06/27/2022	318,635
1,200,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,270,800
80,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	82,850
300,000	Latam Airlines Group S.A.	7.25%	^	06/09/2020	309,000
155,000	Lundin Mining Corporation	7.50%	^	11/01/2020	165,462
200,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	166,000
800,000	Malayan Banking BHD	3.25%	#	09/20/2022	808,610
400,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	410,800
380,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	385,700
200,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	203,000
100,000	National Gas Company of Trinidad and Tobago Ltd.	6.05%		01/15/2036	107,500
175,000	NXP Funding LLC	4.13%	^	06/01/2021	187,906
85,000	NXP Funding LLC	3.88%	^	09/01/2022	89,250
200,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2049	10,000
500,000	ONGC Videsh Ltd.	3.25%		07/15/2019	514,250
900,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	940,950
200,000	Pacific Rubiales Energy Corporation	5.13%	Ω	03/28/2023	38,000
100,000	Pacific Rubiales Energy Corporation	5.63%	Ω	01/19/2025	19,000
200,000	Pacific Rubiales Energy Corporation	5.63%	^Ω	01/19/2025	38,000
1,050,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	878,325
400,000	Petroleos Mexicanos	3.50%		07/18/2018	410,200

100,000	Petroleos Mexicanos	5.50%		02/04/2019	105,700
800,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	819,068
500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	540,932
500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	564,014
500,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	509,253
200,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	195,500
500,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	506,250
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	208,000
300,000	Tencent Holdings Ltd.	3.38%		05/02/2019	310,948
200,000	Tencent Holdings Ltd.	2.88%		02/11/2020	205,511
200,000	Tenedora Nemak S.A. de C.V.	5.50%		02/28/2023	204,800
400,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	336,500
400,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	295,000
800,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	830,264
200,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	206,427
400,000	VTR Finance B.V.	6.88%		01/15/2024	415,000

	Total Foreign Corporate Bonds (Cost $43,720,204)				43,366,745

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 1.6%
800,000	Costa Rica Government International Bond	10.00%		08/01/2020	974,000
360,682	Dominican Republic International Bond	9.04%		01/23/2018	378,717
500,000	Hungary Government International Bond	4.00%		03/25/2019	525,190
900,000	Panama Government International Bond	5.20%		01/30/2020	996,750
800,000	Poland Government International Bond	5.13%		04/21/2021	905,578
1,200,000	Qatar Government International Bond	2.38%		06/02/2021	1,211,336

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $4,975,326)				4,991,571

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.7%

	Banc of America Commercial Mortgage Trust,
150,000	Series 2006-6-AM	5.39%		10/10/2045	150,019
100,000	Series 2007-5-AM	5.77%	#	02/10/2051	102,566

	Bear Stearns Commercial Mortgage Securities Trust,
567,778	Series 2007-PWR17-A4	5.69%	#	06/11/2050	583,473

	Bear Stearns Commercial Mortgage Securities, Inc.,
22,429	Series 2006-PW13-AJ	5.61%	#	09/11/2041	22,420
485,098	Series 2007-PW18-A4	5.70%		06/11/2050	499,744
250,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	241,201

	BXHTL Mortgage Trust,
550,000	Series 2015-JWRZ-A	1.76%	#^	05/15/2029	551,536

	CD Commercial Mortgage Trust,
522,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	527,026

	CGBAM Commercial Mortgage Trust,
100,000	Series 2014-HD-D	2.52%	#^	02/15/2031	97,613

	Citigroup Commercial Mortgage Trust,
412,000	Series 2007-C6-AM	5.90%	#	12/10/2049	418,637
210,000	Series 2007-C6-AMFX	5.90%	#^	12/10/2049	213,383
100,000	Series 2014-GC21-D	5.00%	#^	05/10/2047	84,052
1,866,086	Series 2014-GC25-XA	1.23%	# I/O	10/10/2047	125,372
200,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	163,520
3,335,219	Series 2016-P4-XA	2.18%	# I/O	07/10/2049	481,602

	COBALT Commercial Mortgage Trust,
150,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	150,074
100,000	Series 2007-C3-AM	5.95%	#	05/15/2046	102,136

	Commercial Mortgage Pass-Through Certificates,
3,145,155	Series 2013-CR10-XA	1.10%	# I/O	08/10/2046	123,466
1,320,834	Series 2014-CR17-XA	1.33%	# I/O	05/10/2047	76,118
100,000	Series 2014-CR19-C	4.88%	#	08/10/2047	104,686
1,462,511	Series 2014-CR19-XA	1.43%	# I/O	08/10/2047	91,622
125,000	Series 2014-CR20-C	4.66%	#	11/10/2047	130,175
375,000	Series 2015-CR22-D	4.26%	#^	03/10/2048	307,764
300,000	Series 2015-CR23-D	4.40%	#	05/10/2048	231,582
2,477,279	Series 2015-DC1-XA	1.32%	# I/O	02/10/2048	163,076
815,000	Series 2015-LC21-C	4.46%	#	07/10/2048	773,068
406,000	Series 2015-LC23-C	4.80%	#	10/10/2053	424,588
3,633,363	Series 2016-DC2-XA	1.24%	# I/O	02/10/2049	267,126

	Countrywide Commercial Mortgage Trust,
163,726	Series 2007-MF1-A	6.30%	#^	11/12/2043	166,610

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2007-C2-AM	5.62%	#	01/15/2049	101,116
551,000	Series 2007-C4-A1AM	6.13%	#	09/15/2039	566,159
277,082	Series 2007-C5-A4	5.70%	#	09/15/2040	283,495
2,018,458	Series 2014-USA-X1	0.70%	# ^ I/O	09/15/2037	82,698
875,000	Series 2015-SAND-D	3.37%	#^	08/15/2030	861,383

	CSAIL Commercial Mortgage Trust,
2,725,373	Series 2015-C1-XA	1.11%	# I/O	04/15/2050	158,585

	FORT CRE LLC,
536,000	Series 2016-1A-B	3.29%	#^	05/21/2036	535,697

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	87

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GE Capital Commercial Mortgage Corporation Trust,
336,329	Series 2006-C1	5.49%	#	03/10/2044	339,889

	GE Commercial Mortgage Corporation Trust,
399,200	Series 2007-C1-AM	5.61%	#	12/10/2049	395,779

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	106,594

	Greenwich Capital Commercial Funding Corporation,
300,000	Series 2007-GG11-AJ	6.24%	#	12/10/2049	300,335
150,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	154,853
200,000	Series 2007-GG9-AM	5.48%		03/10/2039	201,666
175,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	176,331

	GS Mortgage Securities Corporation,
347,994	Series 2007-GG10-A4	5.99%	#	08/10/2045	353,671
3,173,010	Series 2013-GC10-XA	1.75%	# I/O	02/10/2046	241,452
4,124,258	Series 2014-GC20-XA	1.33%	# I/O	04/10/2047	246,509
9,182,625	Series 2014-GC24-XA	1.00%	# I/O	09/10/2047	446,537
7,463,707	Series 2015-GS1-XA	0.99%	# I/O	11/10/2048	444,809
7,417,575	Series 2016-GS2-XA	1.82%	# I/O	05/10/2049	855,933

	JP Morgan Chase Commercial Mortgage Securities Corporation,
19,036	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	19,106
348,533	Series 2006-LDP9-AM	5.37%		05/15/2047	349,632
385,000	Series 2007-CB20-AJ	6.29%	#	02/12/2051	385,176
150,000	Series 2007-CB20-AM	6.09%	#	02/12/2051	155,390
550,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	555,190
631,000	Series 2007-CIBC19-AM	5.88%	#	02/12/2049	641,999
475,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	488,193
100,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	103,309
150,000	Series 2014-PHH-D	2.92%	#^	08/15/2027	149,130
550,000	Series 2015-CSMO-C	2.77%	#^	01/15/2032	549,232

	JP Morgan Chase Commercial Mortgage Securities Trust,
543,000	Series 2007-LD11-AM	5.94%	#	06/15/2049	546,925
543,000	Series 2014-FRR1-A707	4.35%	^	01/27/2047	536,173

	JPMBB Commercial Mortgage Securities Trust,
2,161,335	Series 2014-C18-XA	1.25%	# I/O	02/15/2047	108,630
1,230,683	Series 2014-C21-XA	1.25%	# I/O	08/15/2047	78,148
100,000	Series 2014-C23-C	4.61%	#	09/15/2047	105,432
150,000	Series 2014-C25-C	4.60%	#	11/15/2047	155,711
425,000	Series 2014-C26-C	4.57%	#	01/15/2048	437,348
6,926,589	Series 2015-C29-XA	1.09%	# I/O	05/15/2048	301,988
5,740,249	Series 2015-C31-XA	1.17%	# I/O	08/15/2048	356,690
470,000	Series 2015-C33-C	4.77%	#	12/15/2048	494,788

	LB-UBS Commercial Mortgage Trust,
845,000	Series 2007-C1-AJ	5.48%		02/15/2040	847,116
100,000	Series 2007-C1-AM	5.46%		02/15/2040	100,785
550,000	Series 2007-C2-AM	5.49%	#	02/15/2040	558,888

	LSTAR Commercial Mortgage Trust,
4,611,547	Series 2016-4-XA	2.11%	#^ I/O	03/10/2049	443,559

	Merrill Lynch Mortgage Trust,
542,000	Series 2007-C1-AM	6.01%	#	06/12/2050	524,692

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
14,217	Series 2006-2-AJ	5.95%	#	06/12/2046	14,213

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.64%	#	10/15/2047	105,349
500,000	Series 2014-C19-C	4.00%		12/15/2047	482,752
500,000	Series 2015-C20-C	4.61%	#	02/15/2048	487,182
180,000	Series 2015-C21-C	4.30%	#	03/15/2048	184,002
360,000	Series 2015-C23-C	4.27%	#	07/15/2050	361,302
550,000	Series 2015-C26-D	3.06%	^	10/15/2048	399,548
274,000	Series 2015-C27-C	4.69%	#	12/15/2047	277,910

	Morgan Stanley Capital, Inc.,
87,269	Series 2006-HQ8-AJ	5.59%	#	03/12/2044	87,697
200,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	197,430
616,000	Series 2007-IQ16-AM	6.25%	#	12/12/2049	638,521
150,000	Series 2014-MP-D	3.82%	#^	08/11/2029	151,837

	Wachovia Bank Commercial Mortgage Trust,
1,252,000	Series 2006-C26-AM	6.29%	#	06/15/2045	1,260,941
511,000	Series 2006-C27-AJ	5.83%	#	07/15/2045	512,903
360,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	358,963

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wachovia Bank Commercial Mortgage Trust, (Cont.)
443,000	Series 2006-C29-AM	5.34%		11/15/2048	444,372
430,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	430,876
600,000	Series 2007-C30-AM	5.38%		12/15/2043	605,427
150,000	Series 2007-C31-AM	5.59%	#	04/15/2047	152,032
518,000	Series 2007-C32-A3	5.89%	#	06/15/2049	526,603
485,000	Series 2007-C33-AJ	6.16%	#	02/15/2051	486,245
407,000	Series 2007-C33-AM	6.16%	#	02/15/2051	415,498

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2014-LC16-D	3.94%	^	08/15/2050	410,315
200,000	Series 2015-C27-C	3.89%		02/15/2048	185,466
400,000	Series 2015-C28-C	4.27%	#	05/15/2048	377,974
540,000	Series 2015-C31-C	4.77%	#	11/15/2048	565,779
5,962,950	Series 2015-C31-XA	1.27%	# I/O	11/15/2048	444,419
2,719,885	Series 2015-NXS1-XA	1.33%	# I/O	05/15/2048	187,565
8,929,527	Series 2015-NXS2-XA	0.94%	# I/O	07/15/2058	416,050
411,000	Series 2015-NXS4-C	4.76%	#	12/15/2048	430,853
2,782,714	Series 2016-C33-XA	1.98%	# I/O	03/15/2059	330,780

	WF-RBS Commercial Mortgage Trust,
4,156,966	Series 2014-C21-XA	1.32%	# I/O	08/15/2047	262,694
2,530,893	Series 2014-C24-XA	1.12%	# I/O	11/15/2047	141,042
5,075,000	Series 2016-NXS6-XA	1.81%	#	11/15/2049	563,741

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $36,748,342)				36,119,257

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 19.9%

	Ajax Mortgage Loan Trust,
4,760,721	Series 2016-1-A	4.25%	#^	07/25/2047	4,774,474

	Banc of America Funding Corporation,
750,000	Series 2005-B-3M1	0.98%	#	04/20/2035	621,713

	Bayview Opportunity Master Fund Trust,
3,551,251	Series 2016-RPL2-A1	3.84%	#^	06/28/2031	3,556,810
3,969,456	Series 2016-RPL4-A1	3.47%	#^	07/28/2018	3,980,228

	Bear Stearns Alt-A Trust,
2,004,129	Series 2006-4-22A1	3.15%	#	08/25/2036	1,653,691

	CAM Mortgage LLC,
288,247	Series 2015-1-A	3.50%	#^	07/15/2064	288,961

	Citigroup Mortgage Loan Trust, Inc.,
6,111,577	Series 2006-AMC1-A1	0.67%	#^	09/25/2036	5,426,502

	CitiMortgage Alternative Loan Trust,
2,181,888	Series 2007-A5-1A10	5.75%		05/25/2037	2,015,437

	Countrywide Alternative Loan Trust,
842,720	Series 2005-75CB-A3	5.50%		01/25/2036	761,129
943,930	Series 2006-23CB-2A2	6.50%		08/25/2036	650,550
723,493	Series 2007-15CB-A7	6.00%		07/25/2037	650,160
964,506	Series 2008-1R-2A3	6.00%		08/25/2037	804,119

	Countrywide Home Loans,
941,047	Series 2005-HYB9-3A2A	3.31%	#	02/20/2036	828,472
615,094	Series 2007-14-A15	6.50%		09/25/2037	564,163
1,695,326	Series 2007-HY1-1A1	3.03%	#	04/25/2037	1,545,846

	Credit Suisse First Boston Mortgage Backed Trust,
515,303	Series 2006-2-A5A	6.08%	#	09/25/2036	351,234

	Credit Suisse First Boston Mortgage Securities Corporation,
1,050,694	Series 2005-10-6A9	5.50%		11/25/2035	881,646
577,875	Series 2005-9-5A9	5.50%		10/25/2035	505,419

	Credit Suisse Mortgage Capital Certificates,
1,500,000	Series 2011-12R-3A5	2.60%	#^	07/27/2036	1,229,891
402,000	Series 2011-5R-6A9	3.06%	#^	11/27/2037	366,367
3,647,623	Series 2015-RPL3-A1	3.75%	#^	12/25/2056	3,602,323

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
622,188	Series 2006-AB4-A1A	6.01%	#	10/25/2036	529,502

	Deutsche Mortgage & Asset Receiving Corporation,
246,879	Series 2014-RS1-1A2	7.91%	#^	07/27/2037	183,053

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Impac Secured Assets Trust,
1,128,048	Series 2006-5-1A1C	0.80%	#	02/25/2037	832,302

	IndyMac Mortgage Loan Trust,
4,250,166	Series 2006-AR19-2A1	3.15%	#	08/25/2036	3,490,623

	JP Morgan Mortgage Trust,
879,927	Series 2005-S3-1A2	5.75%		01/25/2036	748,561
1,555,217	Series 2007-A2-4A1M	4.50%	#	04/25/2037	1,377,651

	Lehman Mortgage Trust,
272,270	Series 2006-1-1A3	5.50%		02/25/2036	226,046

	MASTR Adjustable Rate Mortgages Trust,
349,573	Series 2006-2-2A1	3.03%	#	04/25/2036	323,865

	Merrill Lynch Alternative Note Asset Trust,
524,452	Series 2007-F1-2A7	6.00%		03/25/2037	410,938

	Merrill Lynch Mortgage Investors Trust,
1,125,831	Series 2006-AF1-AF2C	6.25%		08/25/2036	910,630

	Morgan Stanley Mortgage Loan Trust,
226,722	Series 2005-7-4A1	5.50%		11/25/2035	212,306
220,611	Series 2006-2-2A4	5.75%		02/25/2036	210,212
724,541	Series 2006-2-7A1	5.51%	#	02/25/2036	657,572
802,281	Series 2007-8XS-A1	5.75%	#	04/25/2037	535,336

	Nationstar HECM Loan Trust,
2,500,000	Series 2016-2A-M1	3.60%	^	06/25/2026	2,532,670

	Residential Accredit Loans, Inc.,
414,676	Series 2006-QS10-A9	6.50%		08/25/2036	356,531
869,656	Series 2006-QS12-2A3	6.00%		09/25/2036	722,975

	Residential Asset Securitization Trust,
554,941	Series 2006-A2-A11	6.00%		01/25/2046	439,125

	Springleaf Mortgage Loan Trust,
750,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	758,416
750,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	758,416

	Towd Point Mortgage Trust,
3,186,164	Series 2015-2-1A13	2.50%	#^	11/25/2060	3,207,839

	VOLT LLC,
1,582,149	Series 2015-NPL3-A1	3.38%	#^	10/25/2058	1,582,957

	Washington Mutual Mortgage Pass-Through Certificates,
1,393,183	Series 2006-2-4CB	6.00%		03/25/2036	1,328,858

	Wells Fargo Alternative Loan Trust,
1,328,391	Series 2007-PA5-1A1	6.25%		11/25/2037	1,280,280

	Wells Fargo Mortgage Backed Securities Trust,
285,385	Series 2007-2-1A15	5.75%		03/25/2037	278,899
160,790	Series 2007-3-1A4	6.00%		04/25/2037	160,975

	WinWater Mortgage Loan Trust,
2,343,763	Series 2016-1-2A3	3.00%	#^	12/20/2030	2,412,302

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $62,707,728)				61,527,975

US CORPORATE BONDS 5.0%
215,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	224,333
280,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	272,300
170,000	Albertson’s Holdings LLC	5.75%	^	03/15/2025	170,000
85,000	Allison Transmission, Inc.	5.00%	^	10/01/2024	87,159
240,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	254,700
185,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	194,712
110,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	113,850
240,000	Ashland, Inc.	4.75%		08/15/2022	250,500
175,000	Berry Plastics Corporation	5.50%		05/15/2022	182,000
97,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	99,910
65,000	Calpine Corporation	5.75%		01/15/2025	64,431
135,000	CCO Holdings LLC	5.25%		09/30/2022	141,412

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
65,000	CCO Holdings LLC	5.13%	^	05/01/2023	68,006
85,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	86,700
245,000	Centene Corporation	5.63%		02/15/2021	260,925
235,000	Cequel Communications Holdings LLC	6.38%	^	09/15/2020	242,931
260,000	CommScope, Inc.	5.00%	^	06/15/2021	270,075
110,000	CSC Holdings LLC	5.25%		06/01/2024	104,775
85,000	CSC Holdings LLC	5.50%	^	04/15/2027	87,125
135,000	Dana Holding Corporation	5.50%		12/15/2024	138,037
170,000	Diamond 1 Finance Corporation	7.13%	^	06/15/2024	187,082
65,000	Dollar Tree, Inc.	5.75%		03/01/2023	70,281
90,000	Double Eagle Acquisition	7.50%	^	10/01/2024	91,912
120,000	Embarq Corporation	8.00%		06/01/2036	121,738
40,000	Energy Gulf Coast, Inc.	9.25%	Ω	12/15/2017	4,000
15,000	Energy Gulf Coast, Inc.	11.00%	^Ω	03/15/2020	6,075
35,000	Energy Gulf Coast, Inc.	7.50%	Ω	12/15/2021	3,500
85,000	Energy Partners Ltd.	8.25%	Ω	02/15/2018	12,112
215,000	Energy Transfer Equity LP	5.50%		06/01/2027	215,000
225,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	237,375
165,000	Equinix Inc.	5.88%		01/15/2026	177,787
260,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	260,975
75,000	Extraction Oil & Gas Holdings LLC	7.88%	^	07/15/2021	78,187
125,000	First Data Corporation	7.00%	^	12/01/2023	132,500
135,000	First Data Corporation	5.75%	^	01/15/2024	139,219
220,000	Gannett Company, Inc.	4.88%	^	09/15/2021	229,350
180,000	Gates Global LLC	6.00%	^	07/15/2022	171,900
80,000	GLP Capital LP	5.38%		04/15/2026	86,200
245,000	Goodyear Tire & Rubber Company	5.13%		11/15/2023	256,025
135,000	Gray Television, Inc.	7.50%		10/01/2020	140,206
100,000	Gray Television, Inc.	5.13%	^	10/15/2024	98,375
130,000	Gray Television, Inc.	5.88%	^	07/15/2026	131,300
120,000	HCA, Inc.	5.88%		02/15/2026	128,100
240,000	HD Supply, Inc.	7.50%		07/15/2020	249,300
80,000	Hilton Domestic Operating Company, Inc.	4.25%	^	09/01/2024	82,000
165,000	Infor US, Inc.	6.50%		05/15/2022	167,887
130,000	JBS LLC	5.75%	^	06/15/2025	128,375
235,000	Level 3 Communications, Inc.	5.75%		12/01/2022	246,162
155,000	Levi Strauss & Company	5.00%		05/01/2025	162,363
300,000	Memorial Production Partners LP	6.88%		08/01/2022	146,250
50,000	MGM Growth Properties Operating Partnership LP	5.63%	^	05/01/2024	54,360
225,000	MGM Resorts International	4.63%		09/01/2026	220,500
30,000	Microsemi Corporation	9.13%	^	04/15/2023	34,350
245,000	Milacron LLC	7.75%	^	02/15/2021	256,025
200,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	215,500
260,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	263,900
110,000	Nexstar Escrow Corporation	5.63%	^	08/01/2024	111,100
110,000	Novelis Corporation	6.25%	^	08/15/2024	117,150
50,000	Novelis Corporation	5.88%	^	09/30/2026	51,313
165,000	NRG Energy, Inc.	7.25%	^	05/15/2026	168,713
90,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	85,725
140,000	Open Text Corporation	5.88%	^	06/01/2026	146,825
55,000	PDC Energy, Inc.	6.13%	^	09/15/2024	57,338
245,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	253,575
160,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	166,800
85,000	Post Holdings, Inc.	5.00%	^	08/15/2026	84,788
125,000	PQ Corporation	6.75%	^	11/15/2022	132,813
235,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	256,738
170,000	Quintiles Transnational Corporation	4.88%	^	05/15/2023	175,525

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	89

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
85,000	RegionalCare Hospital Partners Holdings, Inc.	8.25%	^	05/01/2023	87,975
139,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	142,475
55,000	Revlon Consumer Products Corporation	6.25%	^	08/01/2024	56,925
225,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	234,774
170,000	Rite Aid Corporation	6.13%	^	04/01/2023	183,813
170,000	Sabre GLBL, Inc.	5.25%	^	11/15/2023	173,825
241,000	Sally Holdings LLC	5.75%		06/01/2022	252,448
110,000	Sanchez Energy Corporation	6.13%		01/15/2023	88,825
35,000	SandRidge Energy, Inc.	8.75%	^Ω	06/01/2020	12,688
230,000	SBA Communications Corporation	5.63%		10/01/2019	236,470
250,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	265,625
260,000	Select Medical Corporation	6.38%		06/01/2021	257,075
155,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	157,713
205,000	Sinclair Television Group, Inc.	5.63%	^	08/01/2024	210,125
250,000	Sirius XM Radio Inc.	5.38%	^	07/15/2026	257,500
120,000	Solera Finance, Inc.	10.50%	^	03/01/2024	134,400
250,000	Spectrum Brands, Inc.	5.75%		07/15/2025	271,250
145,000	Station Casinos LLC	7.50%		03/01/2021	153,510
175,000	Targa Resources Partners Finance Corporation	5.38%	^	02/01/2027	176,531
115,000	Team Health, Inc.	7.25%	^	12/15/2023	124,056
270,000	Tenet Healthcare Corporation	6.75%		06/15/2023	251,775
225,000	Terex Corporation	6.00%		05/15/2021	230,906
270,000	TransDigm, Inc.	6.00%		07/15/2022	286,200
81,000	TreeHouse Foods, Inc.	6.00%	^	02/15/2024	87,581
195,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	200,850
120,000	Vizient, Inc.	10.38%	^	03/01/2024	138,000
75,000	Western Digital Corporation	7.38%	^	04/01/2023	82,500
225,000	Williams Partners LP	4.88%		03/15/2024	227,764
200,000	WMG Acquisition Corporation	6.75%	^	04/15/2022	213,000

	Total US Corporate Bonds (Cost $15,307,174)				15,525,034

US GOVERNMENT AND AGENCY OBLIGATIONS 6.5%
19,596,448	United States Treasury Inflation Indexed Bonds	0.13%		04/15/2021	20,023,788

	Total US Government and Agency Obligations (Cost $19,988,091)				20,023,788

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.5%

	Federal Home Loan Mortgage Corporation,
5,230,812	Series 3926-HS	5.93%	# I/F I/O	09/15/2041	886,975
778,021	Series 4390-NY	3.00%		06/15/2040	806,744
855,655	Series 4471-GA	3.00%		02/15/2044	887,850

	Federal Home Loan Mortgage Corporation Pass-Thru,
6,481,202	Series K722-X1	1.31%	# I/O	03/25/2023	452,739

	Federal National Mortgage Association,
1,623,601	Series 2015-59-A	3.00%		06/25/2041	1,663,889

	Total US Government / Agency Mortgage Backed Obligations (Cost $4,754,639)				4,698,197

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
AFFILIATED MUTUAL FUNDS 11.1%
2,926,708	DoubleLine Floating Rate Fund (Class I)				28,915,873
526,692	DoubleLine Global Bond Fund (Class I)				5,625,073

	Total Affiliated Mutual Funds (Cost $34,990,387)				34,540,946

SHORT TERM INVESTMENTS 11.5%
11,869,998	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		11,869,998
11,869,999	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		11,869,999
11,869,998	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		11,869,998

	Total Short Term Investments (Cost $35,609,995)				35,609,995

	Total Investments 100.8% (Cost $314,749,627)				312,124,092
	Liabilities in Excess of Other Assets (0.8)%				(2,620,776)

	NET ASSETS 100.0%				$309,503,316

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	19.9%
Collateralized Loan Obligations	16.3%
Foreign Corporate Bonds	14.0%
Non-Agency Commercial Mortgage Backed Obligations	11.7%
Short Term Investments	11.5%
Affiliated Mutual Funds	11.1%
US Government and Agency Obligations	6.5%
US Corporate Bonds	5.0%
Asset Backed Obligations	1.7%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.6%
US Government / Agency Mortgage Backed Obligations	1.5%
Other Assets and Liabilities	(0.8)%

100.0%

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	19.9%
Collateralized Loan Obligations	16.3%
Non-Agency Commercial Mortgage Backed Obligations	11.7%
Short Term Investments	11.5%
Affiliated Mutual Funds	11.1%
US Government and Agency Obligations	6.5%
Banking	4.4%
Oil & Gas	2.4%
Utilities	2.0%
Transportation	1.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	1.6%
Asset Backed Obligations	1.7%
US Government / Agency Mortgage Backed Obligations	1.5%
Telecommunications	0.9%
Consumer Products	0.8%
Finance	0.7%
Media	0.6%
Building and Development (including Steel/Metals)	0.6%
Retailers (other than Food/Drug)	0.6%
Healthcare	0.5%
Leisure	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Industrial Equipment	0.3%
Conglomerates	0.3%
Automotive	0.3%
Containers and Glass Products	0.2%
Chemicals/Plastics	0.2%
Technology	0.2%
Electronics/Electric	0.2%
Mining	0.2%
Real Estate	0.2%
Financial Intermediaries	0.1%
Food Products	0.1%
Health Care Providers & Services	0.1%
Business Equipment and Services	0.1%
Aerospace & Defense	0.1%
Beverage and Tobacco	0.1%
Food/Drug Retailers	0.1%
Energy	0.1%
Pulp & Paper	0.0%	~
Construction	0.0%	~
Other Assets and Liabilities	(0.8)%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	85.2%
Mexico	2.0%
Panama	1.3%
Chile	1.3%
Colombia	1.2%
India	1.1%
Costa Rica	1.0%
China	0.9%
Peru	0.9%
Malaysia	0.8%
Brazil	0.8%
Israel	0.7%
Guatemala	0.7%
Singapore	0.6%
Dominican Republic	0.5%
Qatar	0.4%
Poland	0.3%
Paraguay	0.2%
Jamaica	0.2%
Hungary	0.2%
Hong Kong	0.2%
Netherlands	0.1%
Canada	0.1%
El Salvador	0.1%
Luxembourg	0.0%	~
Trinidad & Tobago	0.0%	~
Other Assets and Liabilities	(0.8)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $111,997,525 or 36.2% of net assets.

¥	Illiquid security. At September 30, 2016, the value of these securities amounted to $995,049 or 0.3% of net assets.

#	Variable rate security. Rate disclosed as of September 30, 2016.

†	Perpetual Maturity

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of September 30, 2016

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2016 is as follows:

Fund	Value at March 31, 2016	Gross Purchases	Gross Sales	Shares Held at September 30, 2016	Value at September 30, 2016	Dividend Income Earned in the Period Ended September 30, 2016	Net Realized Gain (Loss) in the Period Ended September 30, 2016
DoubleLine Floating Rate Fund	$21,755,488	$6,900,000	$—	2,926,708	$28,915,873	$465,103	$—
DoubleLine Global Bond Fund	—	5,550,000	—	526,692	5,625,073	13,991	—

	$21,755,488	$12,450,000	$—	3,453,400	$34,540,946	$479,094	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	91

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 85.4%
BRAZIL 2.9%
3,000,000	Cosan Overseas Ltd.	8.25%	†	11/29/2049	3,022,500
100,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	101,750
4,400,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	4,477,000
1,900,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,928,500
1,000,000	OAS Investments GMBH	8.25%	Ω	10/19/2019	55,000

					9,584,750

CHILE 6.8%
3,000,000	Banco Santander	1.56%	#	04/11/2017	3,006,150
2,000,000	Celulosa Arauco y Constitucion S.A.	7.25%		07/29/2019	2,269,032
2,123,000	Celulosa Arauco y Constitucion S.A.	5.00%		01/21/2021	2,290,585
1,000,000	Colbun S.A.	6.00%		01/21/2020	1,120,521
3,200,000	Corpbanca S.A.	3.13%		01/15/2018	3,245,888
200,000	Corpbanca S.A.	3.88%		09/22/2019	209,177
575,000	E.CL S.A.	5.63%		01/15/2021	638,271
4,047,961	Guanay Finance Ltd.	6.00%		12/15/2020	4,154,220
3,500,000	Inversiones CMPC S.A.	4.75%		01/19/2018	3,596,250
1,900,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,923,750

					22,453,844

CHINA 7.9%
5,835,000	CNOOC Finance Ltd.	2.63%		05/05/2020	5,956,391
400,000	CNPC General Capital Ltd.	1.72%	#^	05/14/2017	400,203
6,000,000	CNPC General Capital Ltd.	2.75%		05/14/2019	6,142,158
1,700,000	Sinopec Group Overseas Development Ltd.	2.13%		05/03/2019	1,712,835
4,041,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	4,115,783
6,000,000	Tencent Holdings Ltd.	2.88%		02/11/2020	6,165,342
1,385,000	Want Want China Finance Ltd.	1.88%	^	05/14/2018	1,380,909

					25,873,621

COLOMBIA 8.1%
1,200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	1,149,000
700,000	Banco Davivienda S.A.	2.95%		01/29/2018	707,175
2,500,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	2,502,250
5,000,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	5,175,000
4,000,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	4,545,000
4,700,000	Grupo Aval Ltd.	5.25%		02/01/2017	4,737,506
500,000	Grupo Aval Ltd.	4.75%		09/26/2022	496,000
2,150,000	GrupoSura Finance S.A.	5.70%		05/18/2021	2,348,875
3,800,000	Pacific Rubiales Energy Corporation	5.38%	Ω	01/26/2019	722,000
4,200,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	4,386,900

					26,769,706

COSTA RICA 2.6%
2,080,000	Banco de Costa Rica	5.25%		08/12/2018	2,142,400
1,200,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,236,600
2,500,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	2,609,375
2,500,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,662,500

					8,650,875

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
DOMINICAN REPUBLIC 0.1%
200,000	Aeropuertos Dominicanos	9.75%		11/13/2019	210,600

					210,600

GUATEMALA 2.3%
900,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	940,500
1,600,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,672,000
500,000	Bantrab Senior Trust	9.00%		11/14/2020	442,500
300,000	Cementos Progreso Trust	7.13%		11/06/2023	320,250
4,000,000	Central American Bottling Corporation	6.75%		02/09/2022	4,200,000

					7,575,250

HONG KONG 1.1%
3,600,000	Hutchison Whampoa International Ltd.	6.00%	#†	05/07/2017	3,681,000

					3,681,000

INDIA 10.9%
7,000,000	Adani Ports & Special Economic Zone Ltd.	3.50%		07/29/2020	7,098,665
1,800,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	1,967,400
3,000,000	Export-Import Bank of India	3.13%		07/20/2021	3,099,888
5,600,000	Indian Oil Corporation, Ltd.	5.63%		08/02/2021	6,341,177
4,595,000	Oil India Ltd.	3.88%		04/17/2019	4,778,864
6,000,000	ONGC Videsh Ltd.	3.25%		07/15/2019	6,171,000
6,000,000	Reliance Holdings, Inc.	4.50%		10/19/2020	6,491,184

					35,948,178

ISRAEL 4.9%
3,220,000	B Communications Ltd.	7.38%	^	02/15/2021	3,481,625
1,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	1,042,750
3,000,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	3,168,750
4,000,000	Israel Electric Corporation Ltd.	2.63%	#	01/17/2018	3,997,768
4,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	4,236,000

					15,926,893

JAMAICA 0.8%
1,500,000	Digicel Ltd.	7.00%		02/15/2020	1,440,000
1,500,000	Digicel Ltd.	8.25%		09/30/2020	1,310,625

					2,750,625

MALAYSIA 6.0%
6,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	6,304,914
1,500,000	IOI Investment BHD	4.38%		06/27/2022	1,593,174
5,000,000	Malayan Banking BHD	3.25%	#	09/20/2022	5,053,810
6,700,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	6,859,694

					19,811,592

MEXICO 13.2%
5,000,000	America Movil SAB de CV	3.13%		07/16/2022	5,133,175
3,459,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	3,459,000
700,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#^	08/11/2026	680,540

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

3,300,000	Banco Nacional de Comercio Exterior S.N.C.	3.80%	#	08/11/2026	3,208,260
6,700,000	Banco Santander	5.95%	#	01/30/2024	7,058,115
6,670,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	6,718,491
2,700,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,862,000
2,500,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	2,506,250
1,500,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,507,500
6,500,000	Petroleos Mexicanos	3.50%		07/18/2018	6,665,750
2,000,000	Tenedora Nemak S.A. de C.V.	5.50%		02/28/2023	2,048,000
400,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	336,500
1,500,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	1,106,250

					43,289,831

PANAMA 7.2%
7,000,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	7,595,000
250,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	252,188
2,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%	^	05/07/2020	2,050,000
1,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,025,000
6,282,979	ENA Norte Trust	4.95%		04/25/2023	6,565,713
2,700,000	Global Bank Corporation	4.75%		10/05/2017	2,785,185
1,500,000	Global Bank Corporation	5.13%	^	10/30/2019	1,578,750
1,800,000	Global Bank Corporation	5.13%		10/30/2019	1,894,500

					23,746,336

PARAGUAY 0.8%
1,080,000	Banco Regional SAECA	8.13%		01/24/2019	1,166,400
1,000,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	1,040,000
400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	416,000

					2,622,400

PERU 3.6%
4,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	4,445,000
600,000	Camposol S.A.	10.50%	^	07/15/2021	552,000
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	208,300
2,000,000	Inkia Energy Ltd.	8.38%		04/04/2021	2,083,000
920,527	Interoceanica Finance Ltd.	0.00%		11/30/2018	896,363
3,026,790	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	2,970,189
700,000	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	585,550

					11,740,402

QATAR 0.8%
1,400,000	Ooredoo Tamweel Ltd.	3.04%		12/03/2018	1,433,138
1,206,751	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	1,294,325

					2,727,463

SINGAPORE 4.6%
1,000,000	DBS Bank Ltd.	3.63%	#	09/21/2022	1,017,062
6,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	6,273,000

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

3,500,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	3,632,405
4,000,000	United Overseas Bank Ltd.	3.50%	#	09/16/2026	4,128,548

					15,051,015

SOUTH KOREA 0.8%
2,500,000	Kia Motors Corporation	2.63%	^	04/21/2021	2,584,942

					2,584,942

	Total Foreign Corporate Bonds (Cost $283,334,684)				280,999,323

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 11.8%
COSTA RICA 0.7%
2,000,000	Costa Rica Government International Bond	10.00%		08/01/2020	2,435,000

					2,435,000

DOMINICAN REPUBLIC 1.6%
5,082,343	Dominican Republic International Bond	9.04%		01/23/2018	5,336,460

					5,336,460

HUNGARY 1.3%
4,000,000	Hungary Government International Bond	4.00%		03/25/2019	4,201,520

					4,201,520

MEXICO 0.3%
1,000,000	Mexico Government International Bond	3.50%		01/21/2021	1,065,500

					1,065,500

PANAMA 3.0%
9,000,000	Panama Government International Bond	5.20%		01/30/2020	9,967,500

					9,967,500

POLAND 2.4%
7,000,000	Poland Government International Bond	5.13%		04/21/2021	7,923,804

					7,923,804

QATAR 2.5%
8,000,000	Qatar Government International Bond	2.38%		06/02/2021	8,075,576

					8,075,576

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $38,739,382)				39,005,360

SHORT TERM INVESTMENTS 1.8%
1,933,621	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		1,933,621
1,933,622	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		1,933,622

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	93

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2016

SHARES	SECURITY DESCRIPTION	RATE		VALUE $
1,933,622	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦	1,933,622

	Total Short Term Investments (Cost $5,800,865)			5,800,865

	Total Investments 99.0% (Cost $327,874,931)			325,805,548
	Other Assets in Excess of Liabilities 1.0%			3,151,337

	NET ASSETS 100.0%			$328,956,885

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	85.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	11.8%
Short Term Investments	1.8%
Other Assets and Liabilities	1.0%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	23.7%
Oil & Gas	19.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	11.8%
Transportation	10.8%
Utilities	7.5%
Telecommunications	6.3%
Media	3.6%
Finance	2.9%
Pulp & Paper	2.5%
Consumer Products	2.1%
Short Term Investments	1.8%
Automotive	1.4%
Beverage and Tobacco	1.3%
Conglomerates	1.1%
Building and Development (including Steel/Metals)	1.0%
Retailers (other than Food/Drug)	0.8%
Chemicals/Plastics	0.5%
Retail	0.5%
Construction	0.0%	~
Other Assets and Liabilities	1.0%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	13.5%
India	10.9%
Panama	10.2%
Colombia	8.1%
China	7.9%
Chile	6.8%
Malaysia	6.0%
Israel	4.9%
Singapore	4.6%
Peru	3.6%
Costa Rica	3.3%
Qatar	3.3%
Brazil	2.9%
Poland	2.4%
Guatemala	2.3%
United States	1.8%
Dominican Republic	1.7%
Hungary	1.3%
Hong Kong	1.1%
Jamaica	0.8%
Paraguay	0.8%
South Korea	0.8%
Other Assets and Liabilities	1.0%

100.0%

†	Perpetual Maturity

#	Variable rate security. Rate disclosed as of September 30, 2016.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $22,969,394 or 7.0% of net assets.

♦	Seven-day yield as of September 30, 2016

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

~	Represents less than 0.05% of net assets

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 22.6%
3,750,000	Tennessee Valley Authority	3.50%	12/15/2042	4,122,974
2,700,000	Tennessee Valley Authority	4.63%	09/15/2060	3,450,872
700,000	Tennessee Valley Authority	4.25%	09/15/2065	837,395
4,015,800	United States Treasury Inflation Indexed Bonds	0.13%	07/15/2026	4,067,893
2,000,000	United States Treasury Notes	0.63%	08/31/2017	1,999,570
3,600,000	United States Treasury Notes	2.50%	02/15/2046	3,733,805

	Total US Government and Agency Obligations (Cost $17,836,302)			18,212,509

US GOVERNMENT/AGENCY MORTGAGE BACKED OBLIGATIONS 76.3%

	Federal Home Loan Mortgage Corporation,
1,624,184	Series 4057-ZB	3.50%	06/15/2042	1,763,734
1,624,184	Series 4057-ZC	3.50%	06/15/2042	1,779,296
2,260,235	Series 4182-ZD	3.50%	03/15/2043	2,459,540
1,107,796	Series 4194-ZL	3.00%	04/15/2043	1,159,611
2,476,526	Series 4204-QZ	3.00%	05/15/2043	2,474,858
1,685,331	Series 4206-LZ	3.50%	05/15/2043	1,855,418
624,385	Series 4210-Z	3.00%	05/15/2043	623,508
329,859	Series 4226-GZ	3.00%	07/15/2043	340,343
2,378,336	Series 4390-NZ	3.00%	09/15/2044	2,452,019
2,107,667	Series 4417-PZ	3.00%	12/15/2044	2,152,631
2,813,430	Series 4420-CZ	3.00%	12/15/2044	2,865,526
4,998,639	Series 4427-XG	3.00%	01/15/2045	5,120,592
2,080,669	Series 4440-ZD	2.50%	02/15/2045	1,994,746
1,061,513	Series 4460-KB	3.50%	03/15/2045	1,147,377
2,086,721	Series 4461-LZ	3.00%	03/15/2045	2,125,357

	Federal National Mortgage Association,
2,100,000	Series 2012-128-UC	2.50%	11/25/2042	2,029,463
1,624,184	Series 2012-68-ZA	3.50%	07/25/2042	1,743,368
2,313,516	Series 2012-92-AZ	3.50%	08/25/2042	2,529,728
3,037,054	Series 2013-127-MZ	3.00%	12/25/2043	3,089,951
512,141	Series 2013-66-ZK	3.00%	07/25/2043	499,543
1,680,430	Series 2013-74-ZH	3.50%	07/25/2043	1,826,640
1,236,476	Series 2014-42-BZ	3.00%	07/25/2044	1,280,411
1,500,000	Series 2014-67-HD	3.00%	10/25/2044	1,544,121
904,000	Series 2014-68-TD	3.00%	11/25/2044	916,466
2,463,917	Series 2014-80-DZ	3.00%	12/25/2044	2,550,480
1,108,503	Series 2014-80-KL	2.00%	05/25/2043	935,997
3,114,515	Series 2015-16-ZY	2.50%	04/25/2045	2,970,242
2,734,177	Series 2015-52-GZ	3.00%	07/25/2045	2,781,965

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association,
636,006	Series 2013-180-LO	0.00%	P/O	11/16/2043	563,403
3,283,130	Series 2015-53-EZ	2.00%		04/16/2045	2,858,074
2,888,910	Series 2015-79-VZ	2.50%		05/20/2045	2,760,161
275,683	Series 2016-012-MZ	3.00%		01/20/2046	269,337

	Total US Government/Agency Mortgage Backed Obligations (Cost $55,490,649)				61,463,906

SHORT TERM INVESTMENTS 1.3%
338,257	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		338,257
338,257	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		338,257
338,257	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		338,257

	Total Short Term Investments (Cost $1,014,771)				1,014,771

	Total Investments 100.2% (Cost $74,341,722)				80,691,186
	Liabilities in Excess of Other Assets (0.2)%				(192,531)

	NET ASSETS 100.0%				$80,498,655

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government/Agency Mortgage Backed Obligations	76.3%
US Government and Agency Obligations	22.6%
Short Term Investments	1.3%
Other Assets and Liabilities	(0.2)%

100.0%

P/O	Principal only security

♦	Seven-day yield as of September 30, 2016

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	95

Schedule of Investments (Consolidated) DoubleLine Strategic Commodity Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 98.1%

1,242,805	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		1,242,805
1,242,805	Dreyfus Government Cash Management - Institutional Shares	0.30%	♦		1,242,805
250,000	United States Treasury Bills	0.00%	‡	10/13/2016	249,990
650,000	United States Treasury Bills	0.00%	‡	11/10/2016	649,871
5,500,000	United States Treasury Bills	0.00%		01/19/2017	5,495,628

	Total Short Term Investments (Cost $8,878,355)				8,881,099

	Total Investments 98.1% (Cost $8,878,355)				8,881,099
	Other Assets in Excess of Liabilities 1.9%				171,853

	NET ASSETS 100.0%				$9,052,952

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	98.1%
Other Assets and Liabilities	1.9%

100.0%

♦	Seven-day yield as of September 30, 2016

‡	All or a portion of this security has been pledged as collateral in connection with swaps.

Excess Return Swaps - Long
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Commodity Beta Basket Swapg	Bank of America Merrill Lynch	0.20%	25,000	10/03/2016	$764
Long Commodity Basket Swapj	Bank of America Merrill Lynch	0.17%	9,200,000	10/03/2016	341,491

					$342,255

Excess Return Swaps - Short
Reference Entity	Counterparty	Financing Rate	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Short Commodity Basket Swapy	Bank of America Merrill Lynch	0.00%	25,000	10/03/2016	$(1,352)

					$(1,352)

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

g	Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At September 30, 2016, the constituents and their weightings were as follows: Soybeans 18.5%, Copper 18.1%, Nickel 13.4%, Brent Crude 10.8%, Crude Oil 10.6%, Sugar 7.1%, Gas Oil 5.8%, Unleaded Gasoline 4.8%, Cotton 3.8%, Live Cattle 3.6%, Heating Oil 3.5%.

j	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2016, the constituents and their weightings were as follows: Sugar 22.1%, Aluminum 20.1%, Zinc 19.7%, Soybeans 19.7%, Cocoa 18.4%.

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2016, the constituents and their weightings were as follows: Crude Oil 20.9%, Heating Oil 20.6%, Corn 19.7%, Kansas Wheat 19.4%, Wheat 19.4%.

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Global Bond Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 69.9%

AUSTRALIA 6.3%
11,650,000	AUD	Australia Government Bond	1.75%		11/21/2020	8,982,222
10,500,000	AUD	Australia Government Bond	3.25%		04/21/2025	8,904,697

						17,886,919

BELGIUM 1.9%
4,375,000	EUR	Belgium Government Bond	1.00%	^	06/22/2026	5,322,786

						5,322,786

CANADA 2.2%
4,300,000	CAD	Canadian Government Bond	2.75%		06/01/2022	3,654,468
3,240,000	CAD	Canadian Government Bond	2.25%		06/01/2025	2,745,881

						6,400,349

HUNGARY 4.8%
1,790,000,000	HUF	Hungary Government Bond	3.50%		06/24/2020	6,998,502
1,525,000,000	HUF	Hungary Government Bond	5.50%		06/24/2025	6,767,364

						13,765,866

IRELAND 4.0%
3,925,000	EUR	Ireland Government Bond	5.40%		03/13/2025	6,317,310
4,300,000	EUR	Ireland Government Bond	1.00%		05/15/2026	5,141,398

						11,458,708

ISRAEL 2.7%
17,950,000	ILS	Israel Government Bond	4.25%		03/31/2023	5,789,766
6,925,000	ILS	Israel Government Bond	1.75%		08/31/2025	1,854,911

						7,644,677

ITALY 3.3%
3,767,000	EUR	Italy Buoni Poliennali Del Tesoro	0.65%		11/01/2020	4,323,246
4,250,000	EUR	Italy Buoni Poliennali Del Tesoro	1.50%		06/01/2025	4,964,463

						9,287,709

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
JAPAN 17.3%
700,000,000	JPY	Japan Government Ten Year Bond	0.60%		06/20/2024	7,336,329
1,010,000,000	JPY	Japan Government Ten Year Bond	0.40%		06/20/2025	10,449,498
1,172,500,000	JPY	Japan Government Ten Year Bond	0.40%		09/20/2025	12,136,430
875,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	10,492,778
775,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	8,900,130

						49,315,165

NEW ZEALAND 5.8%
11,400,000	NZD	New Zealand Government Bond	3.00%		04/15/2020	8,606,687
8,875,000	NZD	New Zealand Government Bond	5.50%		04/15/2023	7,827,247

						16,433,934

PERU 0.3%
2,500,000	PEN	Peruvian Government International Bond GDN	7.84%	^	08/12/2020	823,161

						823,161

POLAND 4.7%
21,350,000	PLN	Poland Government Bond	1.50%		04/25/2020	5,479,455
29,750,000	PLN	Poland Government Bond	3.25%		07/25/2025	8,030,913

						13,510,368

PORTUGAL 1.9%
2,500,000	EUR	Portugal Obrigacoes do Tesouro	2.20%	^	10/17/2022	2,772,489
2,400,000	EUR	Portugal Obrigacoes do Tesouro	2.88%	^	10/15/2025	2,647,889

						5,420,378

ROMANIA 4.4%
30,000,000	RON	Romania Government Bond	4.75%		06/24/2019	8,265,373
16,000,000	RON	Romania Government Bond	3.50%		12/19/2022	4,273,379

						12,538,752

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	97

Schedule of Investments DoubleLine Global Bond Fund (Cont.)	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SPAIN 3.8%
5,400,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	7,912,005
2,200,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	2,880,836

						10,792,841

UNITED KINGDOM 6.5%
8,625,000	GBP	United Kingdom Gilt	2.00%		07/22/2020	11,947,579
4,400,000	GBP	United Kingdom Gilt	2.25%		09/07/2023	6,414,652

						18,362,231

		Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $191,635,224)				198,963,844

US GOVERNMENT AND AGENCY OBLIGATIONS 25.0%

UNITED STATES 25.0%
6,000,000	USD	United States Treasury Notes	1.38%		04/30/2020	6,079,218
7,250,000	USD	United States Treasury Notes	1.63%		06/30/2020	7,409,587
7,000,000	USD	United States Treasury Notes	1.38%		08/31/2020	7,086,681
6,750,000	USD	United States Treasury Notes	1.50%		01/31/2022	6,841,496
7,500,000	USD	United States Treasury Notes	1.75%		04/30/2022	7,693,065
9,000,000	USD	United States Treasury Notes	1.88%		08/31/2022	9,289,161
6,000,000	USD	United States Treasury Notes	2.00%		11/30/2022	6,235,548
6,500,000	USD	United States Treasury Notes	2.50%		05/15/2024	6,988,391
6,000,000	USD	United States Treasury Notes	2.38%		08/15/2024	6,396,210
7,000,000	USD	United States Treasury Notes	2.00%		02/15/2025	7,253,610

						71,272,967

		Total US Government and Agency Obligations (Cost $70,061,155)				71,272,967

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 4.1%
3,853,312	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		3,853,312
3,853,312	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		3,853,312
3,853,312	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		3,853,312

	Total Short Term Investments (Cost $11,559,936)				11,559,936

	Total Investments 99.0% (Cost $273,256,315)				281,796,747
	Other Assets in Excess of Liabilities 1.0%				2,987,335

	NET ASSETS 100.0%				$284,784,082

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	69.9%
US Government and Agency Obligations	25.0%
Short Term Investments	4.1%
Other Assets and Liabilities	1.0%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	29.1%
Japan	17.3%
United Kingdom	6.5%
Australia	6.3%
New Zealand	5.8%
Hungary	4.8%
Poland	4.7%
Romania	4.4%
Ireland	4.0%
Spain	3.8%
Italy	3.3%
Israel	2.7%
Canada	2.2%
Portugal	1.9%
Belgium	1.9%
Peru	0.3%
Other Assets and Liabilities	1.0%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $22,359,166 or 7.9% of net assets.

GDN	Global Depositary Note

♦	Seven-day yield as of September 30, 2016

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

RON	Romanian Leu

GBP	British Pound

USD	United States Dollar

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Infrastructure Income Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 35.4%

	CAL Funding II Ltd.,
2,522,000	Series 2013-1A-A	3.35%	^	03/27/2028	2,464,042

	Castlelake Aircraft Securitization Trust,
292,696	Series 2015-1A-A	4.70%	^	12/15/2040	295,307
6,256,530	Series 2016-1-A	4.45%		08/15/2041	6,310,530

	CLI Funding LLC,
541,733	Series 2014-1A-A	3.29%	^	06/18/2029	528,300
553,133	Series 2014-2A-A	3.38%	^	10/18/2029	537,384

	Eagle Ltd.,
2,250,000	Series 2014-1A-A1	2.57%	^	12/15/2039	2,235,053

	Global SC Finance II SRL,
2,962,500	Series 2013-1A-A	2.98%	^	04/17/2028	2,869,456
99,120	Series 2013-2A-A	3.67%	^	11/17/2028	97,942

	Harbour Aircraft Investments Ltd.,
6,066,700	Series 2016-1-A	4.70%		07/15/2041	6,132,142

	HERO Funding Trust,
89,652	Series 2015-2A-A	3.99%	^	09/20/2040	92,994
2,430,000	Series 2016-3A-A2	3.91%	^	09/20/2042	2,493,877

	NP SPE II LLC,
242,683	Series 2016-1A-A1	4.16%	^	04/20/2046	248,515

	Shenton Aircraft Investment Ltd.,
296,790	Series 2015-1A-A	4.75%	^	10/15/2042	294,364

	TAL Advantage LLC,
250,833	Series 2013-2A-A	3.55%	^	11/20/2038	248,597

	TAL Advantage V LLC,
1,223,750	Series 2014-1A-B	4.10%	^	02/22/2039	1,177,315

	Textainer Marine Containers III Ltd.,
987,000	Series 2013-1A-A	3.90%	^	09/20/2038	982,845

	Trinity Rail Leasing LLC,
3,078,312	Series 2010-1A-A	5.19%	^	10/16/2040	3,022,408

	Total Asset Backed Obligations (Cost $29,967,132)				30,031,071

FOREIGN CORPORATE BONDS 29.7%
1,895,000	Sydney Airport Finance Company Pty Ltd.	3.38%	^	04/30/2025	1,946,419
1,650,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	1,717,201
150,000	Canadian Pacific Railway Company	2.90%		02/01/2025	153,873
1,906,000	GNL Quintero S.A.	4.63%		07/31/2029	2,006,065
3,500,000	Transelec S.A.	3.88%	^	01/12/2029	3,605,000
4,000,000	Fideicomiso P.A. Costera	6.75%	^¥	01/15/2034	4,010,000
1,150,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	1,226,187
3,181,134	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,276,568
241,727	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	248,979
2,000,000	Mexico City Airport Trust	4.25%	^	10/31/2026	2,010,000
1,650,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	1,773,750
3,648,771	Interoceanica Finance Ltd.	0.00%	^	11/30/2025	3,014,797
200,000	Lima Metro Line 2 Finance Ltd.	5.88%		07/05/2034	223,750

	Total Foreign Corporate Bonds (Cost $24,733,156)				25,212,589

US CORPORATE BONDS 31.9%
160,000	American Electric Power Company, Inc.	2.95%		12/15/2022	167,381
2,000,000	American Tower Corporation	4.40%		02/15/2026	2,195,992

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000	American Tower Corporation	3.38%		10/15/2026	101,632
178,000	American Transmission Systems, Inc.	5.25%	^	01/15/2022	204,760
2,000,000	American Water Capital Corporation	3.40%		03/01/2025	2,160,400
2,500,000	Commonwealth Edison Company	4.35%		11/15/2045	2,875,377
2,150,000	Crown Castle International Corporation	3.70%		06/15/2026	2,249,175
135,000	Eversource Energy	2.80%		05/01/2023	138,162
120,000	Exelon Corporation	3.40%		04/15/2026	124,842
2,000,000	ITC Holdings Corporation	3.25%		06/30/2026	2,035,768
200,000	Metropolitan Edison Company	4.00%	^	04/15/2025	209,207
2,929,000	NextEra Energy Capital Holdings, Inc.	3.63%		06/15/2023	3,113,864
100,000	Oglethorpe Power Corporation	4.25%		04/01/2046	106,310
2,650,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	2,758,237
245,000	SBA Tower Trust	2.24%	^	04/16/2018	245,843
2,500,000	SBA Tower Trust	2.88%	^	07/15/2021	2,545,784
150,000	Sierra Pacific Power Company	2.60%	^	05/01/2026	152,254
2,000,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	2,044,730
2,000,000	Union Pacific Corporation	2.75%		03/01/2026	2,079,254
1,467,000	Xcel Energy, Inc.	3.30%		06/01/2025	1,551,297

	Total US Corporate Bonds (Cost $26,757,981)				27,060,269

EXCHANGE TRADED FUNDS AND COMMON STOCKS 1.4%
4,760	iShares iBoxx Investment Grade Corporate Bond ETF				586,337
6,480	Vanguard Intermediate-Term Corporate Bond ETF				580,478

	Total Exchange Traded Funds and Common Stocks (Cost $1,139,238)				1,166,815

SHORT TERM INVESTMENTS 1.2%
327,979	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		327,979
327,978	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		327,978
327,978	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		327,978

	Total Short Term Investments (Cost $983,935)				983,935

	Total Investments 99.6% (Cost $83,581,442)				84,454,679
	Other Assets in Excess of Liabilities 0.4%				381,681

	NET ASSETS 100.0%				$84,836,360

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	99

Schedule of Investments DoubleLine Infrastructure Income Fund (Cont.)	(Unaudited) September 30, 2016

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	35.4%
US Corporate Bonds	31.9%
Foreign Corporate Bonds	29.7%
Exchange Traded Funds and Common Stocks	1.4%
Short Term Investments	1.2%
Other Assets and Liabilities	0.4%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	35.4%
Utilities	20.9%
Transportation	17.9%
Telecommunications	8.7%
Oil & Gas	8.0%
Energy	6.1%
Exchange Traded Funds and Common Stocks	1.4%
Short Term Investments	1.2%
Other Assets and Liabilities	0.4%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	69.9%
Chile	6.6%
Mexico	6.5%
Peru	5.9%
Colombia	4.7%
Australia	4.3%
Israel	1.5%
Canada	0.2%
Other Assets and Liabilities	0.4%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $41,752,419 or 49.2% of net assets.

¥	Illiquid security. At September 30, 2016, the value of these securities amounted to $4,010,000 or 4.7% of net assets.

♦	Seven-day yield as of September 30, 2016

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Ultra Short Bond Fund	(Unaudited) September 30, 2016

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 100.6%

COMMERCIAL PAPER 29.5%
250,000	Atmos Energy Corporation	0.00%	^	10/19/2016	249,942
250,000	BASF S.E.	0.00%	^	01/05/2017	249,533
250,000	Coca-Cola Company	0.00%	^	03/06/2017	249,148
250,000	National Australia Bank Ltd.	0.00%	^	02/10/2017	249,283
250,000	Reckitt Benckiser Treasury Services PLC	0.00%	^	03/16/2017	248,990
250,000	Toyota Motor Credit Corporation	0.00%		10/31/2016	249,917

					1,496,813

MONEY MARKET FUNDS 2.2%
36,285	BlackRock Liquidity Funds FedFund - Institutional Shares	0.34%	♦		36,285
36,285	Fidelity Institutional Money Market Government Portfolio - Class I	0.27%	♦		36,285
36,285	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.29%	♦		36,285

					108,855

US TREASURY BILLS 68.9%
500,000	United States Treasury Bills	0.00%		10/27/2016	499,939
500,000	United States Treasury Bills	0.00%		11/25/2016	499,901
500,000	United States Treasury Bills	0.00%		12/29/2016	499,669
500,000	United States Treasury Bills	0.00%		02/02/2017	499,462
500,000	United States Treasury Bills	0.00%		03/02/2017	499,257
500,000	United States Treasury Bills	0.00%		03/30/2017	498,937
500,000	United States Treasury Bills	0.00%		04/27/2017	498,704

					3,495,869

	Total Short Term Investments (Cost $5,101,001)				5,101,537

	Total Investments 100.6% (Cost $5,101,001)				5,101,537
	Liabilities in Excess of Other Assets (0.6)%				(30,379)

	NET ASSETS 100.0%				$5,071,158

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	100.6%
Other Assets and Liabilities	(0.6)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Treasury Bills	68.9%
Utilities	5.0%
Automotive	4.9%
Chemicals/Plastics	4.9%
Banking	4.9%
Beverage and Tobacco	4.9%
Consumer Products	4.9%
Money Market Funds	2.2%
Other Assets and Liabilities	(0.6)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	85.9%
Germany	4.9%
Australia	4.9%
United Kingdom	4.9%
Other Assets and Liabilities	(0.6)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2016, the value of these securities amounted to $1,246,896 or 24.6% of net assets.

♦	Seven-day yield as of September 30, 2016

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	101

Statements of Assets and Liabilities	(Unaudited) September 30, 2016

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$54,288,691,727	$6,894,015,010	$880,542,078	$53,115,705	$3,032,865,875	$283,044,517
Investments in Affiliated Securities, at Value*	—	326,609,815	—	44,280,832	49,550,000	—
Short Term Investments*	8,048,079,404	360,934,014	41,901,552	48,290,818	94,325,742	16,361,649
Foreign Currency, at Value*	—	—	—	33,568	—	—
Receivable for Fund Shares Sold	221,814,225	35,142,030	3,413,552	350,448	50,871,869	1,058,877
Interest and Dividends Receivable	194,526,173	39,302,962	12,644,010	365,085	14,381,000	1,824,013
Prepaid Expenses and Other Assets	922,181	239,937	56,742	26,056	95,963	33,037
Receivable for Investments Sold	—	14,937,492	324,328	1,895,217	—	12,969,118
Cash	—	1,246,507	—	—	—	—
Deposit at Broker for Futures	—	—	—	2,911,961	—	—
Unrealized Appreciation on Swaps	—	—	—	2,618,415	—	—
Variation Margin Receivable	—	—	—	195,697	—	—
Due from Advisor	—	—	—	—	—	—
Total Assets	62,754,033,710	7,672,427,767	938,882,262	154,083,802	3,242,090,449	315,291,211

LIABILITIES
Payable for Investments Purchased	695,545,019	71,469,185	—	2,109,657	27,485,650	25,074,393
Payable for Fund Shares Redeemed	96,860,179	5,283,460	2,047,465	140,923	2,148,592	698,567
Distribution Payable	52,585,623	4,917,185	613,439	577,065	1,313,717	425,258
Investment Advisory Fees Payable	20,281,226	2,336,981	574,781	106,177	879,297	118,226
Transfer Agent Expenses Payable	6,147,710	466,847	176,351	51,230	280,685	28,767
Distribution Fees Payable	5,128,780	429,180	82,447	44,153	615,652	29,655
Administration, Fund Accounting and Custodian Fees Payable	2,140,246	309,666	41,901	17,323	183,320	40,436
Accrued Expenses	719,729	51,330	43,589	8,338	50,970	17,501
Registration Fees Payable	542,987	60,778	1,725	1,043	28,327	14,409
Professional Fees Payable	497,114	111,061	79,746	55,478	78,860	48,515
Due to Custodian	—	—	—	—	56,813	—
Total Liabilities	880,448,613	85,435,673	3,661,444	3,111,387	33,121,883	26,495,727
Net Assets	$61,873,585,097	$7,586,992,094	935,220,818	$150,972,415	3,208,968,566	$288,795,484

NET ASSETS CONSIST OF:
Paid-in Capital	$62,945,486,001	$7,479,347,909	$983,586,520	$155,175,724	$3,232,047,910	$296,689,474
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	(492,072,130)	(6,209,163)	(524,858)	(1,485,906)	(2,639,407)	(14,671)
Accumulated Net Realized Gain (Loss) on Investments	(1,751,333,169)	(14,410,245)	(16,436,985)	(4,941,887)	(11,969,348)	(9,959,583)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	1,169,153,649	116,253,778	(31,403,859)	(127,619)	(8,020,589)	2,080,264
Investments in Affiliated Securities	—	12,009,815	—	(817,020)	(450,000)	—
Short Term Investments	2,350,746	—	—	(363)	—	—
Foreign Currency	—	—	—	712	—	—
Futures	—	—	—	556,350	—	—
Swaps	—	—	—	2,618,415	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	(5,991)	—	—
Net Assets	$61,873,585,097	$7,586,992,094	$935,220,818	$150,972,415	$3,208,968,566	$288,795,484

*Identified Cost:
Investments in Unaffiliated Securities	$53,119,538,078	$6,777,761,232	$911,945,937	$53,243,324	$3,040,886,464	$280,964,253
Investments in Affiliated Securities	—	314,600,000	—	45,097,852	50,000,000	—
Short Term Investments	8,045,728,658	360,934,014	41,901,552	48,291,181	94,325,742	16,361,649
Foreign Currency	—	—	—	32,856	—	—

Class I (unlimited shares authorized):
Net Assets	$49,675,181,079	$6,503,180,515	$717,598,748	$41,916,610	$1,941,292,883	$218,868,450
Shares Outstanding	4,550,829,243	584,529,447	68,941,324	4,526,207	192,812,771	22,153,799
Net Asset Value, Offering and Redemption Price per Share	$10.92	$11.13	$10.41	$9.26	$10.07	$9.88

Class N (unlimited shares authorized):
Net Assets	$12,198,404,018	$1,083,811,579	$217,622,070	$—	$1,267,675,683	$69,927,034
Shares Outstanding	1,118,007,378	97,485,097	20,906,177	—	126,002,158	7,064,348
Net Asset Value, Offering and Redemption Price per Share	$10.91	$11.12	$10.41	$—	$10.06	$9.90

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$109,055,805	$—	$—
Shares Outstanding	—	—	—	11,808,956	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$9.63	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.24	$—	$—

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2016

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$1,184,168,178	$241,973,151	$320,004,683	$79,676,415	$—	$270,236,811
Investments in Affiliated Securities, at Value*	—	34,540,946	—	—	—	—
Short Term Investments*	110,633,612	35,609,995	5,800,865	1,014,771	8,881,099	11,559,936
Foreign Currency, at Value*	—	—	—	—	—	1,260,394
Receivable for Fund Shares Sold	16,841,207	1,139,099	386,948	1,655,887	41,445	47,173
Interest and Dividends Receivable	5,651,315	1,755,066	3,643,606	207,447	649	2,016,390
Prepaid Expenses and Other Assets	102,137	33,314	44,658	15,580	1,202	60,389
Receivable for Investments Sold	16,202,133	271,413	—	3,501,311	—	—
Cash	—	—	—	—	—	—
Deposit at Broker for Futures	—	—	—	—	—	—
Unrealized Appreciation on Swaps	108,804,117	—	—	—	340,903	—
Variation Margin Receivable	—	—	—	—	—	—
Due from Advisor	—	—	—	—	8,470	—
Total Assets	1,442,402,699	315,322,984	329,880,760	86,071,411	9,273,768	285,181,093

LIABILITIES
Payable for Investments Purchased	26,102,125	5,115,230	—	5,313,585	—	—
Payable for Fund Shares Redeemed	941,877	165,443	304,439	2,916	—	15,369
Distribution Payable	481,343	239,847	292,713	134,579	—	58,099
Investment Advisory Fees Payable	596,611	137,332	103,929	26,724	—	115,016
Transfer Agent Expenses Payable	176,200	42,252	77,059	25,874	38,310	71,740
Distribution Fees Payable	106,237	39,878	86,713	7,582	1,399	21,963
Administration, Fund Accounting and Custodian Fees Payable	85,283	41,215	19,688	6,947	3,356	40,648
Accrued Expenses	1,112	3,270	13,012	7,923	22,233	35,897
Registration Fees Payable	10,716	2,043	1,198	718	509	11,593
Professional Fees Payable	86,780	33,158	25,124	45,908	155,009	26,686
Due to Custodian	—	—	—	—	—	—
Total Liabilities	28,588,284	5,819,668	923,875	5,572,756	220,816	397,011
Net Assets	$1,413,814,415	$309,503,316	$328,956,885	$80,498,655	$9,052,952	$284,784,082

NET ASSETS CONSIST OF:
Paid-in Capital	$1,269,206,455	$313,855,491	$330,873,574	$74,688,934	$7,008,857	$275,360,048
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	(890,771)	(410,140)	(170,630)	(6,343)	(122,549)	(61,745)
Accumulated Net Realized Gain (Loss) on Investments	37,891,617	(1,316,500)	323,324	(533,400)	1,822,997	927,998
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(1,197,003)	(2,176,094)	(2,069,383)	6,349,464	—	8,540,432
Investments in Affiliated Securities	—	(449,441)	—	—	—	—
Short Term Investments	—	—	—	—	2,744	—
Foreign Currency	—	—	—	—	—	6,855
Futures	—	—	—	—	—	—
Swaps	108,804,117	—	—	—	340,903	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	10,494
Net Assets	$1,413,814,415	$309,503,316	$328,956,885	$80,498,655	$9,052,952	$284,784,082

*Identified Cost:
Investments in Unaffiliated Securities	$1,185,365,181	$244,149,245	$322,074,066	$73,326,951	$—	$261,696,379
Investments in Affiliated Securities	—	34,990,387	—	—	—	—
Short Term Investments	110,633,612	35,609,995	5,800,865	1,014,771	8,878,355	11,559,936
Foreign Currency	—	—	—	—	—	1,253,539

Class I (unlimited shares authorized):
Net Assets	$1,117,007,554	$209,301,674	$114,114,321	$58,819,390	$5,021,306	$228,765,563
Shares Outstanding	82,223,388	21,339,015	11,514,542	5,401,362	546,728	21,420,739
Net Asset Value, Offering and Redemption Price per Share	$13.59	$9.81	$9.91	$10.89	$9.18	$10.68

Class N (unlimited shares authorized):
Net Assets	$296,806,861	$100,201,642	$214,842,564	$21,679,265	$4,031,646	$56,018,519
Shares Outstanding	21,862,229	10,219,381	21,659,974	1,992,084	440,937	5,246,083
Net Asset Value, Offering and Redemption Price per Share	$13.58	$9.81	$9.92	$10.88	$9.14	$10.68

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	103

Statements of Assets and Liabilities (Cont.)	(Unaudited) September 30, 2016

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$83,470,744	$—
Investments in Affiliated Securities, at Value*	—	—
Short Term Investments*	983,935	5,101,537
Foreign Currency, at Value*	—	—
Receivable for Fund Shares Sold	94,400	—
Interest and Dividends Receivable	616,822	15
Prepaid Expenses and Other Assets	38,350	—
Receivable for Investments Sold	—	—
Cash	—	—
Deposit at Broker for Futures	—	—
Unrealized Appreciation on Swaps	—	—
Variation Margin Receivable	—	—
Due from Advisor	—	25,493
Total Assets	85,204,251	5,127,045

LIABILITIES
Payable for Investments Purchased	—	—
Payable for Fund Shares Redeemed	280	—
Distribution Payable	235,154	—
Investment Advisory Fees Payable	15,299	—
Transfer Agent Expenses Payable	35,355	18,447
Distribution Fees Payable	149	63
Administration, Fund Accounting and Custodian Fees Payable	13,980	1,718
Accrued Expenses	1,081	5,172
Registration Fees Payable	2,493	1,712
Professional Fees Payable	64,100	28,775
Due to Custodian	—	—
Total Liabilities	367,891	55,887
Net Assets	$84,836,360	$5,071,158

NET ASSETS CONSIST OF:
Paid-in Capital	$83,876,722	$5,070,592
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	14,476	30
Accumulated Net Realized Gain (Loss) on Investments	71,925	—
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	873,237	—
Investments in Affiliated Securities	—	—
Short Term Investments	—	536
Foreign Currency	—	—
Futures	—	—
Swaps	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—
Net Assets	$84,836,360	$5,071,158

*Identified Cost:
Investments in Unaffiliated Securities	$82,597,507	$—
Investments in Affiliated Securities	—	—
Short Term Investments	983,935	5,101,001
Foreign Currency	—	—

Class I (unlimited shares authorized):
Net Assets	$84,576,605	$4,971,188
Shares Outstanding	8,242,031	497,059
Net Asset Value, Offering and Redemption Price per Share	$10.26	$10.00

Class N (unlimited shares authorized):
Net Assets	$259,755	$99,970
Shares Outstanding	25,325	10,000
Net Asset Value, Offering and Redemption Price per Share	$10.26	$10.00

Class A (unlimited shares authorized):
Net Assets	$—	$—
Shares Outstanding	—	—
Net Asset Value, Offering Price per Share	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Operations	(Unaudited) For the Period Ended September 30, 2016

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$732,781,967	$109,473,058	$23,750,292	$910,277	$41,757,994	$6,148,086
Dividends from Unaffiliated Securities	—	—	—	578,351	—	—
Dividends from Affiliated Securities	—	1,761,425	—	693,911	796,283	—
Foreign Taxes Withheld	—	—	—	—	—	—
Total Investment Income	732,781,967	111,234,483	23,750,292	2,182,539	42,554,277	6,148,086
Expenses:
Investment Advisory Fees	121,096,551	13,875,622	3,184,189	770,629	5,256,703	727,667
Distribution Fees - Class N	15,202,083	1,294,676	262,222	—	1,510,203	89,379
Distribution Fees - Class A	—	—	—	139,679	—	—
Transfer Agent Expenses	12,421,452	1,339,692	418,463	57,860	653,822	111,520
Administration, Fund Accounting and Custodian Fees	4,239,871	615,898	79,278	28,427	292,018	59,083
Registration Fees	1,283,441	179,200	98,110	29,784	111,645	32,872
Shareholder Reporting Expenses	835,763	86,729	36,463	2,787	47,666	9,059
Professional Fees	526,804	131,118	82,515	40,818	58,108	39,314
Insurance Expenses	366,432	36,668	8,045	1,740	22,738	3,473
Trustees Fees	304,333	31,874	4,799	798	15,540	1,630
Miscellaneous Expenses	175,290	15,897	22,535	3,424	10,017	26,616
Total Expenses	156,452,020	17,607,374	4,196,619	1,075,946	7,978,460	1,100,613
Less: Investment Advisory Fees (Waived)	—	(639,956)	—	(82,390)	(148,111)	—
Less: Fees (Waived)/Recouped	—	—	—	(11,515)	—	—
Net Expenses	156,452,020	16,967,418	4,196,619	982,041	7,830,349	1,100,613

Net Investment Income (Loss)	576,329,947	94,267,065	19,553,673	1,200,498	34,723,928	5,047,473

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	55,223,570	40,608,307	4,362,107	(203,948)	3,069,220	(88,483)
Investments in Affiliated Securities	—	—	—	—	164,259	—
Short Term Investments	—	—	—	—	—	—
Foreign Currency	—	—	—	(8,936)	—	—
Forwards	—	—	—	148,590	—	—
Futures	—	—	—	2,111,563	—	—
Swaps	—	—	—	135,765	—	—
Written Options	—	—	—	279,800	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	680,259,903	114,473,306	55,111,458	2,912,029	18,900,863	3,477,396
Investments in Affiliated Securities	—	5,853,651	—	342,013	1,600,000	—
Short Term Investments	526,775	—	—	(363)	—	—
Foreign Currency	—	—	—	522	—	—
Forwards	—	—	—	(89,118)	—	—
Futures	—	—	—	366,121	—	—
Swaps	—	—	—	2,618,415	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	(5,991)	—	—
Written Options	—	—	—	(100,800)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	736,010,248	160,935,264	59,473,565	8,505,662	23,734,342	3,388,913

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,312,340,195	$255,202,329	$79,027,238	$9,706,160	$58,458,270	$8,436,386

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	105

Statements of Operations (Cont.)	(Unaudited) For the Period Ended September 30, 2016

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$15,426,170	$5,088,260	$4,609,055	$1,346,078	$39,521	$1,378,665
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Dividends from Affiliated Securities	—	479,094	—	—	—	—
Foreign Taxes Withheld	—	—	—	—	—	(7,109)
Total Investment Income	15,426,170	5,567,354	4,609,055	1,346,078	39,521	1,371,556
Expenses:
Investment Advisory Fees	2,455,614	815,607	616,784	197,644	127,921	612,004
Distribution Fees - Class N	299,776	99,834	196,761	26,211	3,250	60,172
Distribution Fees - Class A	—	—	—	—	—	—
Transfer Agent Expenses	341,983	113,975	193,672	42,513	36,352	95,212
Administration, Fund Accounting and Custodian Fees	169,872	86,565	31,378	7,468	1,819	41,360
Registration Fees	56,685	49,303	28,780	20,179	43,532	29,604
Shareholder Reporting Expenses	18,346	7,792	16,655	—	11,190	14,640
Professional Fees	74,558	35,032	29,864	22,653	22,033	50,802
Insurance Expenses	4,288	1,515	2,110	1,244	—	1,098
Trustees Fees	4,107	1,286	1,067	451	10	85
Miscellaneous Expenses	3,541	4,735	12,932	2	6,112	20,018
Total Expenses	3,428,770	1,215,644	1,130,003	318,365	252,219	924,995
Less: Investment Advisory Fees (Waived)	—	(74,159)	—	—	—	—
Less: Fees (Waived)/Recouped	418,007	(37,152)	(205,414)	(35,217)	(92,618)	(13,273)
Net Expenses	3,846,777	1,104,333	924,589	283,148	159,601	911,722

Net Investment Income (Loss)	11,579,393	4,463,021	3,684,466	1,062,930	(120,080)	459,834

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	1,679,545	1,153,922	464,300	433,279	(4,383)	914,207
Investments in Affiliated Securities	—	—	—	—	—	—
Short Term Investments	—	—	—	—	—	—
Foreign Currency	—	—	—	—	—	(209,869)
Forwards	—	—	—	—	—	—
Futures	—	—	—	—	—	—
Swaps	35,142,943	—	—	—	1,827,380	—
Written Options	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	8,667,020	5,629,404	6,242,878	3,091,610	—	3,491,902
Investments in Affiliated Securities	—	335,458	—	—	—	—
Short Term Investments	—	—	—	—	3,970	—
Foreign Currency	—	—	—	—	—	2,545
Forwards	—	—	—	—	—	—
Futures	—	—	—	—	—	—
Swaps	63,238,115	—	—	—	(103,029)	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(20,204)
Written Options	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	108,727,623	7,118,784	6,707,178	3,524,889	1,723,938	4,178,581

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$120,307,016	$11,581,805	$10,391,644	$4,587,819	$1,603,858	$4,638,415

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) For the Period Ended September 30, 2016

	DoubleLine Infrastructure Income Fund[1]	DoubleLine Ultra Short Bond Fund[2]

INVESTMENT INCOME
Income:
Interest	$677,789	$5,502
Dividends from Unaffiliated Securities	67,143	—
Dividends from Affiliated Securities	—	—
Foreign Taxes Withheld	—	—
Total Investment Income	744,932	5,502
Expenses:
Investment Advisory Fees	118,971	2,524
Distribution Fees - Class N	159	63
Distribution Fees - Class A	—	—
Transfer Agent Expenses	42,845	18,447
Administration, Fund Accounting and Custodian Fees	17,626	4,218
Registration Fees	23,934	16,150
Shareholder Reporting Expenses	14,959	10,073
Professional Fees	67,315	30,656
Insurance Expenses	—	—
Trustees Fees	759	379
Miscellaneous Expenses	3,989	2,687
Total Expenses	290,557	85,197
Less: Investment Advisory Fees (Waived)	—	—
Less: Fees (Waived)/Recouped	(135,734)	(80,717)
Net Expenses	154,823	4,480

Net Investment Income (Loss)	590,109	1,022

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	71,925	—
Investments in Affiliated Securities	—	—
Short Term Investments	—	—
Foreign Currency	—	—
Forwards	—	—
Futures	—	—
Swaps	—	—
Written Options	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	873,237	—
Investments in Affiliated Securities	—	—
Short Term Investments	—	536
Foreign Currency	—	—
Forwards	—	—
Futures	—	—
Swaps	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—
Written Options	—	—
Net Realized and Unrealized Gain (Loss) on Investments	945,162	536

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,535,271	$1,558

[1]	Commencement of operations on April 1, 2016.
[2]	Commencement of operations on June 30, 2016.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	107

Statements of Changes in Net Assets	September 30, 2016

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$576,329,947	$1,613,496,446	$94,267,065	$150,307,900
Net Realized Gain (Loss) on Investments	55,223,570	(9,092,364)	40,608,307	(16,033,579)
Net Change in Unrealized Appreciation (Depreciation) on Investments	680,786,678	(387,300,695)	120,326,957	(50,950,201)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,312,340,195	1,217,103,387	255,202,329	83,324,120

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(870,616,751)	(1,592,585,033)	(86,705,713)	(138,890,859)
Class N	(203,175,684)	(378,136,485)	(13,820,776)	(24,114,624)

Total Distributions to Shareholders	(1,073,792,435)	(1,970,721,518)	(100,526,489)	(163,005,483)

NET SHARE TRANSACTIONS
Class I	3,402,961,945	10,394,862,523	1,257,799,529	1,775,047,253
Class N	399,027,370	2,465,195,792	107,261,513	353,195,271
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	3,801,989,315	12,860,058,315	1,365,061,042	2,128,242,524

Total Increase (Decrease) in Net Assets	$4,040,537,075	$12,106,440,184	$1,519,736,882	$2,048,561,161

NET ASSETS
Beginning of Period	$57,833,048,022	$45,726,607,838	$6,067,255,212	$4,018,694,051
End of Period	$61,873,585,097	$57,833,048,022	$7,586,992,094	$6,067,255,212

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(492,072,130)	$5,390,358	$(6,209,163)	$50,261

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2016

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$19,553,673	$42,670,585	$1,200,498	$3,549,336
Net Realized Gain (Loss) on Investments	4,362,107	(144,365)	2,462,834	(4,955,139)
Net Change in Unrealized Appreciation (Depreciation) on Investments	55,111,458	(63,306,418)	6,042,828	(4,638,104)
Net Increase (Decrease) in Net Assets Resulting from Operations	79,027,238	(20,780,198)	9,706,160	(6,043,907)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(14,974,512)	(32,607,064)	(792,403)	(2,028,228)
Class N	(4,677,163)	(10,765,477)	—	—
Class A	—	—	(2,017,469)	(4,345,777)
From Net Realized Gain
Class I	—	—	—	(484,512)
Class A	—	—	—	(1,359,935)

Total Distributions to Shareholders	(19,651,675)	(43,372,541)	(2,809,872)	(8,218,452)

NET SHARE TRANSACTIONS
Class I	124,826,813	58,855,393	(1,994,839)	3,592,084
Class N	1,507,554	(18,081,083)	—	—
Class A	—	—	(9,810,029)	39,447,910
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	126,334,367	40,774,310	(11,804,868)	43,039,994

Total Increase (Decrease) in Net Assets	$185,709,930	$(23,378,429)	$(4,908,580)	$28,777,635

NET ASSETS
Beginning of Period	$749,510,888	$772,889,317	$155,880,995	$127,103,360
End of Period	$935,220,818	$749,510,888	$150,972,415	$155,880,995

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(524,858)	$(426,856)	$(1,485,906)	$123,468

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	109

Statements of Changes in Net Assets (Cont.)	September 30, 2016

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$34,723,928	$57,374,597	$5,047,473	$12,054,620
Net Realized Gain (Loss) on Investments	3,233,479	(2,621,104)	(88,483)	(8,862,940)
Net Change in Unrealized Appreciation (Depreciation) on Investments	20,500,863	(29,463,795)	3,477,396	(3,455,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	58,458,270	25,289,698	8,436,386	(264,073)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(22,961,612)	(37,160,611)	(3,935,885)	(9,859,110)
Class N	(13,922,556)	(25,796,298)	(1,184,605)	(2,288,730)

Total Distributions to Shareholders	(36,884,168)	(62,956,909)	(5,120,490)	(12,147,840)

NET SHARE TRANSACTIONS
Class I	205,464,053	577,796,275	(13,244,877)	(71,003,853)
Class N	96,684,560	29,948,738	(3,168,595)	23,838,413
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	302,148,613	607,745,013	(16,413,472)	(47,165,440)

Total Increase (Decrease) in Net Assets	$323,722,715	$570,077,802	$(13,097,576)	$(59,577,353)

NET ASSETS
Beginning of Period	$2,885,245,851	$2,315,168,049	$301,893,060	$361,470,413
End of Period	$3,208,968,566	$2,885,245,851	$288,795,484	$301,893,060

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(2,639,407)	$(479,167)	$(14,671)	$58,346

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2016

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$11,579,393	$15,019,154	$4,463,021	$6,940,921
Net Realized Gain (Loss) on Investments	36,822,488	6,344,146	1,153,922	(1,326,954)
Net Change in Unrealized Appreciation (Depreciation) on Investments	71,905,135	24,786,684	5,964,862	(8,081,670)
Net Increase (Decrease) in Net Assets Resulting from Operations	120,307,016	46,149,984	11,581,805	(2,467,703)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(9,967,153)	(13,392,963)	(3,449,216)	(5,784,363)
Class N	(2,482,398)	(3,099,774)	(1,425,182)	(2,055,590)
From Net Realized Gain
Class I	—	(7,556,918)	—	—
Class N	—	(1,947,414)	—	—

Total Distributions to Shareholders	(12,449,551)	(25,997,069)	(4,874,398)	(7,839,953)

NET SHARE TRANSACTIONS
Class I	359,790,588	356,497,043	44,022,156	110,612,477
Class N	85,873,320	103,229,298	35,303,986	38,237,268
Class A	—	—	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	445,663,908	459,726,341	79,326,142	148,849,745

Total Increase (Decrease) in Net Assets	$553,521,373	$479,879,256	$86,033,549	$138,542,089

NET ASSETS
Beginning of Period	$860,293,042	$380,413,786	$223,469,767	$84,927,678
End of Period	$1,413,814,415	$860,293,042	$309,503,316	$223,469,767

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(890,771)	$(20,613)	$(410,140)	$1,237

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	111

Statements of Changes in Net Assets (Cont.)	September 30, 2016

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016	Period Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$3,684,466	$5,718,160	$1,062,930	$2,042,122
Net Realized Gain (Loss) on Investments	464,300	167,007	433,279	(929,778)
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,242,878	(5,014,819)	3,091,610	1,032,041
Net Increase (Decrease) in Net Assets Resulting from Operations	10,391,644	870,348	4,587,819	2,144,385

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(1,404,975)	(2,508,967)	(810,093)	(1,548,525)
Class N	(2,288,140)	(3,421,817)	(266,241)	(503,394)
From Net Realized Gain
Class I	—	—	—	(76,976)
Class N	—	—	—	(26,240)

Total Distributions to Shareholders	(3,693,115)	(5,930,784)	(1,076,334)	(2,155,135)

NET SHARE TRANSACTIONS	44,851,231		(628,213)
Class I	91,808,007	4,024,591	(4,990,373)	709,097
Class N	—	42,324,640	—	6,094,941
Class A	—	—	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	136,659,238	46,349,231	(5,618,586)	6,804,038

Total Increase (Decrease) in Net Assets	$143,357,767	$41,288,795	$(2,107,101)	$6,793,288

NET ASSETS
Beginning of Period	$185,599,118	$144,310,323	$82,605,756	$75,812,468
End of Period	$328,956,885	$185,599,118	$80,498,655	$82,605,756

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(170,630)	$(161,981)	$(6,343)	$7,061

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2016

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Period Ended September 30, 2016 (Unaudited)	Period Ended March 31, 2016[1]	Period Ended September 30, 2016 (Unaudited)	Period Ended March 31, 2016[2]

OPERATIONS
Net Investment Income (Loss)	$(120,080)	$(163,838)	$459,834	$189,083
Net Realized Gain (Loss) on Investments	1,822,997	(525,917)	704,338	391,350
Net Change in Unrealized Appreciation (Depreciation) on Investments	(99,059)	442,706	3,474,243	5,083,538
Net Increase (Decrease) in Net Assets Resulting from Operations	1,603,858	(247,049)	4,638,415	5,663,971

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(169,986)	—	(598,365)	(169,086)
Class N	(12,617)	—	(82,722)	(28,179)
From Net Realized Gain
Class I	—	(8,845)	—	—
Class N	—	(243)	—	—

Total Distributions to Shareholders	(182,603)	(9,088)	(681,087)	(197,265)

NET SHARE TRANSACTIONS
Class I	(24,306,131)	28,243,359	130,958,126	90,111,915
Class N	2,519,364	1,431,242	13,300,476	40,989,531
Class A	—	—	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(21,786,767)	29,674,601	144,258,602	131,101,446

Total Increase (Decrease) in Net Assets	$(20,365,512)	$29,418,464	$148,215,930	$136,568,152

NET ASSETS
Beginning of Period	$29,418,464	$—	$136,568,152	$—
End of Period	$9,052,952	$29,418,464	$284,784,082	$136,568,152

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$(122,549)	$180,134	$(61,745)	$159,508

[1]	Commencement of operations on May 18, 2015.
[2]	Commencement of operations on December 17, 2015.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	113

Statements of Changes in Net Assets (Cont.)	September 30, 2016

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2016[1] (Unaudited)	Period Ended September 30, 2016[2] (Unaudited)

OPERATIONS
Net Investment Income (Loss)	$590,109	$1,022
Net Realized Gain (Loss) on Investments	71,925	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	873,237	536
Net Increase (Decrease) in Net Assets Resulting from Operations	1,535,271	1,558

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(574,305)	(992)
Class N	(1,328)	—

Total Distributions to Shareholders	(575,633)	(992)

NET SHARE TRANSACTIONS
Class I	83,619,996	4,970,592
Class N	256,726	100,000
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	83,876,722	5,070,592

Total Increase (Decrease) in Net Assets	$84,836,360	$5,071,158

NET ASSETS
Beginning of Period	$—	$—
End of Period	$84,836,360	$5,071,158

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 6)	$14,476	$30

[1]	Commencement of operations on April 1, 2016.
[2]	Commencement of operations on June 30, 2016.

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights	September 30, 2016

	DoubleLine Total Return Bond Fund
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.87		$11.04	$10.90	$11.34	$11.17	$10.96	$10.87		$11.04	$10.89	$11.33	$11.16	$10.96

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.18		0.35	0.41	0.42	0.46	0.77	0.15		0.33	0.40	0.39	0.44	0.73
Net Gain (Loss) on Investments (Realized and Unrealized)	0.07		(0.09)	0.22	(0.30)	0.34	0.31	0.07		(0.09)	0.22	(0.30)	0.34	0.31
Total from Investment Operations	0.25		0.26	0.63	0.12	0.80	1.08	0.22		0.24	0.62	0.09	0.78	1.04

Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.43)	(0.49)	(0.56)	(0.63)	(0.87)	(0.18)		(0.41)	(0.47)	(0.53)	(0.61)	(0.84)
Total Distributions	(0.20)		(0.43)	(0.49)	(0.56)	(0.63)	(0.87)	(0.18)		(0.41)	(0.47)	(0.53)	(0.61)	(0.84)
Net Asset Value, End of Period	$10.92		$10.87	$11.04	$10.90	$11.34	$11.17	$10.91		$10.87	$11.04	$10.89	$11.33	$11.16
Total Return	2.28%	[2]	2.45%	5.93%	1.13%	7.37%	10.18%	2.06%	[2]	2.20%	5.76%	0.88%	7.11%	9.83%

Supplemental Data:
Net Assets, End of Period (000’s)	$49,675,181		$46,082,294	$36,286,609	$24,631,306	$30,398,069	$16,226,569	$12,198,404		$11,750,754	$9,439,999	$7,070,779	$9,441,917	$6,115,779
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	[3]	0.47%	0.47%	0.47%	0.48%	0.50%	0.72%	[3]	0.72%	0.72%	0.72%	0.73%	0.75%
Expenses After Investment Advisory Fees (Waived)	0.47%	[3]	0.47%	0.47%	0.47%	0.48%	0.50%	0.72%	[3]	0.72%	0.72%	0.72%	0.73%	0.75%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	[3]	0.47%	0.47%	0.48%	0.48%	0.49%	0.72%	[3]	0.72%	0.72%	0.73%	0.73%	0.74%
Net Investment Income (Loss)	1.95%	[3]	3.29%	3.74%	3.78%	4.02%	6.86%	1.70%	[3]	3.04%	3.50%	3.25%	3.76%	6.58%
Portfolio Turnover Rate	9%	[2]	15%	13%	14%	23%	15%	9%	[2]	15%	13%	14%	23%	15%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	115

Financial Highlights (Cont.)	September 30, 2016

	DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.87		$11.10	$10.88	$11.29	$11.06	$10.46	$10.86		$11.10	$10.87	$11.28	$11.05	$10.46

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.15		0.36	0.39	0.41	0.36	0.50	0.14		0.32	0.37	0.40	0.33	0.47
Net Gain (Loss) on Investments (Realized and Unrealized)	0.27		(0.22)	0.26	(0.31)	0.36	0.65	0.27		(0.22)	0.26	(0.31)	0.36	0.65
Total from Investment Operations	0.42		0.14	0.65	0.10	0.72	1.15	0.41		0.10	0.63	0.09	0.69	1.12

Less Distributions:
Distributions from Net Investment Income	(0.16)		(0.37)	(0.43)	(0.47)	(0.44)	(0.52)	(0.15)		(0.34)	(0.40)	(0.46)	(0.41)	(0.50)
Distributions from Net Realized Gain	—		—	—	(0.04)	(0.05)	(0.03)	—		—	—	(0.04)	(0.05)	(0.03)
Total Distributions	(0.16)		(0.37)	(0.43)	(0.51)	(0.49)	(0.55)	(0.15)		(0.34)	(0.40)	(0.50)	(0.46)	(0.53)
Net Asset Value, End of Period	$11.13		$10.87	$11.10	$10.88	$11.29	$11.06	$11.12		$10.86	$11.10	$10.87	$11.28	$11.05
Total Return	3.88%	[2]	1.31%	6.07%	1.03%	6.53%	11.19%	3.76%	[2]	0.97%	5.91%	0.77%	6.27%	10.85%

Supplemental Data:
Net Assets, End of Period (000’s)	$6,503,181		$5,114,336	$3,406,628	$1,351,760	$1,829,092	$1,544,169	$1,083,812		$952,919	$612,066	$383,712	$731,957	$539,143
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.47%	[3]	0.47%	0.48%	0.51%	0.51%	0.54%	0.72%	[3]	0.72%	0.73%	0.76%	0.76%	0.79%
Expenses After Investment Advisory Fees (Waived)	0.45%	[3]	0.46%	0.46%	0.48%	0.51%	0.54%	0.70%	[3]	0.71%	0.71%	0.73%	0.76%	0.79%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.45%	[3]	0.46%	0.47%	0.48%	0.50%	0.49%	0.70%	[3]	0.71%	0.72%	0.73%	0.75%	0.74%
Net Investment Income (Loss)	2.76%	[3]	3.17%	3.60%	3.76%	3.14%	4.51%	2.51%	[3]	2.92%	3.39%	3.32%	2.91%	4.22%
Portfolio Turnover Rate	31%	[2]	70%	65%	53%	83%	81%	31%	[2]	70%	65%	53%	83%	81%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2016

	DoubleLine Emerging Markets Fixed Income Fund
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	Class I		Class I	Class I	Class I	Class I	Class I	Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.68		$10.23	$10.48	$11.03	$10.70	$10.57	$9.68		$10.23	$10.48	$11.03	$10.70	$10.57

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.25		0.49	0.55	0.46	0.38	0.58	0.23		0.46	0.52	0.44	0.36	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	0.72		(0.54)	(0.24)	(0.38)	0.46	0.23	0.72		(0.54)	(0.24)	(0.38)	0.46	0.23
Total from Investment Operations	0.97		(0.05)	0.31	0.08	0.84	0.81	0.95		(0.08)	0.28	0.06	0.82	0.78

Less Distributions:
Distributions from Net Investment Income	(0.24)		(0.50)	(0.56)	(0.48)	(0.38)	(0.58)	(0.22)		(0.47)	(0.53)	(0.46)	(0.36)	(0.55)
Distributions from Net Realized Gain	—		—	—	(0.15)	(0.13)	(0.10)	—		—	—	(0.15)	(0.13)	(0.10)
Total Distributions	(0.24)		(0.50)	(0.56)	(0.63)	(0.51)	(0.68)	(0.22)		(0.47)	(0.53)	(0.61)	(0.49)	(0.65)
Net Asset Value, End of Period	$10.41		$9.68	$10.23	$10.48	$11.03	$10.70	$10.41		$9.68	$10.23	$10.48	$11.03	$10.70
Total Return	10.07%	[2]	(0.48)%	2.90%	0.95%	8.04%	7.96%	9.94%	[2]	(0.73)%	2.64%	0.69%	7.78%	7.71%

Supplemental Data:
Net Assets, End of Period (000’s)	$717,599		$548,221	$539,542	$331,790	$620,479	$349,926	$217,622		$201,290	$233,347	$183,977	$167,750	$81,484
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.93%	[3]	0.90%	0.90%	0.92%	0.91%	0.95%	1.18%	[3]	1.15%	1.15%	1.17%	1.16%	1.20%
Expenses After Investment Advisory Fees (Waived)	0.93%	[3]	0.90%	0.90%	0.92%	0.91%	0.95%	1.18%	[3]	1.15%	1.15%	1.17%	1.16%	1.20%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.93%	[3]	0.90%	0.90%	0.92%	0.91%	0.95%	1.18%	[3]	1.15%	1.15%	1.17%	1.16%	1.20%
Net Investment Income (Loss)	4.67%	[3]	4.92%	5.20%	4.40%	3.53%	5.47%	4.45%	[3]	4.67%	4.95%	4.25%	3.30%	5.26%
Portfolio Turnover Rate	43%	[2]	75%	67%	79%	105%	177%	43%	[2]	75%	67%	79%	105%	177%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	117

Financial Highlights (Cont.)	September 30, 2016

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
	Class I		Class I	Class I	Class I	Class I	Class I	Class A		Class A	Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$8.85		$9.81	$10.10	$9.96	$10.03	$10.11	$8.83		$9.78	$10.07	$9.95	$10.02	$10.09

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1]	0.09		0.24	0.28	0.18	0.31	0.42	0.07		0.22	0.26	0.12	0.29	0.41
Net Gain (Loss) on Investments (Realized and Unrealized)	0.50		(0.65)	0.32	0.18	(0.06)	(0.16)	0.51		(0.65)	0.32	0.19	(0.06)	(0.16)
Total from Investment Operations	0.59		(0.41)	0.60	0.36	0.25	0.26	0.58		(0.43)	0.58	0.31	0.23	0.25

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.44)	(0.40)	(0.22)	(0.32)	(0.34)	(0.17)		(0.41)	(0.38)	(0.19)	(0.30)	(0.32)
Distributions from Net Realized Gain	—		(0.11)	(0.49)	—	—	—	—		(0.11)	(0.49)	—	—	—
Total Distributions	(0.18)		(0.55)	(0.89)	(0.22)	(0.32)	(0.34)	(0.17)		(0.52)	(0.87)	(0.19)	(0.30)	(0.32)
Net Asset Value, End of Period	$9.26		$8.85	$9.81	$10.10	$9.96	$10.03	$9.24		$8.83	$9.78	$10.07	$9.95	$10.02
Total Return[4]	6.68%	[2]	(4.29)%	6.22%	3.65%	2.49%	2.67%	6.57%	[2]	(4.42)%	5.96%	3.28%	2.19%	2.57%

Supplemental Data:
Net Assets, End of Period (000’s)	$41,917		$42,075	$42,796	$66,292	$105,114	$85,073	$109,056		$113,806	$84,307	$96,734	$159,714	$42,261
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.22%	[3]	1.25%	1.30%	1.33%	1.45%	1.70%	1.47%	[3]	1.50%	1.55%	1.58%	1.70%	1.95%
Expenses After Investment Advisory Fees (Waived)	1.04%	[3]	1.12%	1.09%	1.26%	1.35%	1.59%	1.29%	[3]	1.37%	1.34%	1.51%	1.60%	1.84%
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.02%	[3]	1.07%	0.99%	1.13%	1.10%	1.09%	1.27%	[3]	1.32%	1.24%	1.38%	1.35%	1.34%
Net Investment Income (Loss)	1.76%	[3]	2.72%	2.87%	1.67%	3.11%	4.14%	1.49%	[3]	2.47%	2.66%	1.01%	2.48%	3.88%
Portfolio Turnover Rate	29%	[2]	56%	86%	150%	88%	48%	29%	[2]	56%	86%	150%	88%	48%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not annualized.
[3]	Annualized.
[4]	Total Return does not include the effects of sales charges for Class A.

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2016

	DoubleLine Low Duration Bond Fund
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]		Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]
	Class I		Class I	Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.99		$10.14	$10.19	$10.21	$10.16	$10.00		$9.99		$10.13	$10.18	$10.20	$10.15	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.13		0.22	0.22	0.15	0.20	0.11		0.11		0.21	0.19	0.13	0.17	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.08		(0.12)	(0.04)	—	0.09	0.13		0.08		(0.12)	(0.04)	—	0.09	0.13
Total from Investment Operations	0.21		0.10	0.18	0.15	0.29	0.24		0.19		0.09	0.15	0.13	0.26	0.22

Less Distributions:
Distributions from Net Investment Income	(0.13)		(0.25)	(0.23)	(0.17)	(0.24)	(0.08)		(0.12)		(0.23)	(0.20)	(0.15)	(0.21)	(0.07)
Total Distributions	(0.13)		(0.25)	(0.23)	(0.17)	(0.24)	(0.08)		(0.12)		(0.23)	(0.20)	(0.15)	(0.21)	(0.07)
Net Asset Value, End of Period	$10.07		$9.99	$10.14	$10.19	$10.21	$10.16		$10.06		$9.99	$10.13	$10.18	$10.20	$10.15
Total Return	2.09%	[2]	1.00%	1.76%	1.51%	2.88%	2.44%	[2]	1.86%	[2]	0.85%	1.51%	1.26%	2.64%	2.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,941,293		$1,722,942	$1,166,438	$851,771	$375,840	$132,117		$1,267,676		$1,162,303	$1,148,730	$1,062,088	$237,727	$85,343
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.43%	[3]	0.43%	0.45%	0.48%	0.53%	0.94%	[3]	0.68%	[3]	0.68%	0.70%	0.73%	0.78%	1.19%	[3]
Expenses After Investment Advisory Fees (Waived)	0.42%	[3]	0.42%	0.44%	0.48%	0.53%	0.94%	[3]	0.67%	[3]	0.67%	0.69%	0.73%	0.78%	1.19%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.42%	[3]	0.43%	0.46%	0.47%	0.47%	0.47%	[3]	0.67%	[3]	0.68%	0.71%	0.72%	0.72%	0.72%	[3]
Net Investment Income (Loss)	2.42%	[3]	2.30%	2.16%	1.46%	1.98%	2.10%	[3]	2.17%	[3]	2.05%	1.90%	1.30%	1.70%	1.74%	[3]
Portfolio Turnover Rate	36%	[2]	66%	61%	53%	71%	46%	[2]	36%	[2]	66%	61%	53%	71%	46%	[2]

[1]	Commencement of operations on September 30, 2011.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	119

Financial Highlights (Cont.)	September 30, 2016

	DoubleLine Floating Rate Fund
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]		Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]
	Class I		Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$9.77		$10.14	$10.15	$10.08	$10.00		$9.79		$10.16	$10.16	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.18		0.36	0.34	0.27	—		0.16		0.34	0.32	0.25	—
Net Gain (Loss) on Investments (Realized and Unrealized)	0.11		(0.36)	—	0.04	0.08		0.11		(0.36)	—	0.05	0.08
Total from Investment Operations	0.29		—	0.34	0.31	0.08		0.27		(0.02)	0.32	0.30	0.08

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.37)	(0.34)	(0.24)	—		(0.16)		(0.35)	(0.31)	(0.22)	—
Distributions from Net Realized Gain	—		—	(0.01)	—	—		—		—	(0.01)	—	—
Total Distributions	(0.18)		(0.37)	(0.35)	(0.24)	—		(0.16)		(0.35)	(0.32)	(0.22)	—
Net Asset Value, End of Period	$9.88		$9.77	$10.14	$10.15	$10.08		$9.90		$9.79	$10.16	$10.16	$10.08
Total Return	2.96%	[2]	0.02%	3.36%	3.07%	0.80%	[2]	2.82%	[2]	(0.23)%	3.19%	2.93%	0.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$218,868		$229,612	$310,368	$276,737	$63,436		$69,927		$72,281	$51,103	$104,320	$10
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.70%	[3]	0.65%	0.67%	0.73%	2.01%	[3]	0.95%	[3]	0.90%	0.92%	0.98%	2.26%	[3]
Expenses After Investment Advisory Fees (Waived)	0.70%	[3]	0.65%	0.67%	0.73%	2.01%	[3]	0.95%	[3]	0.90%	0.92%	0.98%	2.26%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.70%	[3]	0.65%	0.70%	0.73%	0.75%	[3]	0.95%[3]		0.90%	0.95%	0.98%	1.00%	[3]
Net Investment Income (Loss)	3.54%	[3]	3.70%	3.35%	2.68%	(0.13)%	[3]	3.29%	[3]	3.45%	3.06%	2.68%	(0.13)%	[3]
Portfolio Turnover Rate	44%	[2]	70%	84%	66%	20%	[2]	44%	[2]	70%	84%	66%	20%	[2]

[1]	Commencement of operations on February 1, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2016

	DoubleLine Shiller Enhanced CAPE®
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]		Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015	Period Ended March 31, 2014[1]
	Class I		Class I	Class I	Class I		Class N		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$12.32		$12.13	$10.68	$10.00		$12.31		$12.12	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.14		0.32	0.34	0.11		0.12		0.29	0.30	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	1.28		0.40	1.45	0.67		1.28		0.40	1.45	0.67
Total from Investment Operations	1.42		0.72	1.79	0.78		1.40		0.69	1.75	0.77

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.34)	(0.34)	(0.10)		(0.13)		(0.31)	(0.31)	(0.09)
Distributions from Net Realized Gain	—		(0.19)	— [5]	—		—		(0.19)	— [5]	—
Total Distributions	(0.15)		(0.53)	(0.34)	(0.10)		(0.13)		(0.50)	(0.31)	(0.09)
Net Asset Value, End of Period	$13.59		$12.32	$12.13	$10.68		$13.58		$12.31	$12.12	$10.68
Total Return	11.57%	[2]	6.09%	16.96%	7.83%	[2]	11.44%	[2]	5.84%	16.60%	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,117,008		$673,308	$301,580	$30,061		$296,807		$186,985	$78,834	$10,714
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.58%	[3]	0.63%	0.82%	4.98%	[3]	0.83%	[3]	0.88%	1.07%	5.23%	[3]
Expenses After Investment Advisory Fees (Waived)	0.58%	[3]	0.63%	0.79%	4.72%	[3]	0.83%	[3]	0.88%	1.04%	4.97%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	[3]	0.63%	0.62%	0.39%	[3]	0.90%	[3]	0.88%	0.87%	0.64%	[3]
Net Investment Income (Loss)	2.18%	[3]	2.66%	2.89%	2.64%	[3]	1.93%	[3]	2.41%	2.63%	2.35%	[3]
Portfolio Turnover Rate	43%	[2]	67%	68%	120%	[2]	43%	[2]	67%	68%	120%	[2]

[1]	Commencement of operations on October 31, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	121

Financial Highlights (Cont.)	September 30, 2016

	DoubleLine Flexible Income Fund
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$9.55		$9.99	$10.00		$9.55		$9.99	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.17		0.36	0.42		0.16		0.34	0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	0.27		(0.40)	(0.04)		0.27		(0.40)	(0.04)
Total from Investment Operations	0.44		(0.04)	0.38		0.43		(0.06)	0.36

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.40)	(0.39)		(0.17)		(0.38)	(0.37)
Total Distributions	(0.18)		(0.40)	(0.39)		(0.17)		(0.38)	(0.37)
Net Asset Value, End of Period	$9.81		$9.55	$9.99		$9.81		$9.55	$9.99
Total Return	4.64%	[2]	(0.43)%	3.85%	[2]	4.51%	[2]	(0.66)%	3.63%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$209,302		$160,590	$57,511		$100,202		$62,880	$27,417
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.85%	[3]	0.87%	1.33%	[3]	1.10%	[3]	1.12%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.79%	[3]	0.82%	1.27%	[3]	1.04%	[3]	1.07%	1.52%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.77%	[3]	0.77%	0.76%	[3]	1.02%	[3]	1.02%	1.01%	[3]
Net Investment Income (Loss)	3.49%	[3]	3.75%	4.26%	[3]	3.19%	[3]	3.50%	4.08%	[3]
Portfolio Turnover Rate	26%	[2]	42%	55%	[2]	26%	[2]	42%	55%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2016

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$9.59		$9.83	$10.00		$9.60		$9.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.15		0.33	0.37		0.14		0.31	0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	0.32		(0.23)	(0.17)		0.32		(0.23)	(0.17)
Total from Investment Operations	0.47		0.10	0.20		0.46		0.08	0.18

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.34)	(0.36)		(0.14)		(0.32)	(0.33)
Distributions from Net Realized Gain	—		—	(0.01)		—		—	(0.01)
Total Distributions	(0.15)		(0.34)	(0.37)		(0.14)		(0.32)	(0.34)
Net Asset Value, End of Period	$9.91		$9.59	$9.83		$9.92		$9.60	$9.84
Total Return	4.93%	[2]	1.06%	1.92%	[2]	4.80%	[2]	0.82%	1.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$114,114		$66,797	$64,891		$214,843		$118,802	$79,419
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.76%	[3]	0.84%	0.91%	[3]	1.01%	[3]	1.09%	1.16%	[3]
Expenses After Investment Advisory Fees (Waived)	0.76%	[3]	0.84%	0.91%	[3]	1.01%	[3]	1.09%	1.16%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.59%	[3]	0.59%	0.59%	[3]	0.84%	[3]	0.84%	0.84%	[3]
Net Investment Income (Loss)	3.17%	[3]	3.44%	3.80%	[3]	2.90%	[3]	3.19%	3.58%	[3]
Portfolio Turnover Rate	30%	[2]	39%	21%	[2]	30%	[2]	39%	21%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	123

Financial Highlights (Cont.)	September 30, 2016

	DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Period Ended March 31, 2015[1]		Period Ended September 30, 2016 (Unaudited)		Year Ended March 31, 2016	Period Ended March 31, 2015[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$10.40		$10.43	$10.00		$10.39		$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.14		0.29	0.10		0.13		0.26	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.50		(0.02)	0.41		0.50		(0.02)	0.41
Total from Investment Operations	0.64		0.27	0.51		0.63		0.24	0.50

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.29)	(0.08)		(0.14)		(0.26)	(0.08)
Distributions from Net Realized Gain	—		(0.01)	—		—		(0.01)	—
Total Distributions	(0.15)		(0.30)	(0.08)		(0.14)		(0.27)	(0.08)
Net Asset Value, End of Period	$10.89		$10.40	$10.43		$10.88		$10.39	$10.42
Total Return	6.18%	[2]	2.76%	5.15%	[2]	6.05%	[2]	2.51%	4.99%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$58,819		$56,843	$56,240		$21,679		$25,763	$19,572
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.74%	[3]	0.84%	1.33%	[3]	0.99%	[3]	1.09%	1.58%	[3]
Expenses After Investment Advisory Fees (Waived)	0.74%	[3]	0.84%	1.33%	[3]	0.99%	[3]	1.09%	1.58%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	[3]	0.65%	0.65%	[3]	0.90%	[3]	0.90%	0.90%	[3]
Net Investment Income (Loss)	2.77%	[3]	2.87%	3.02%	[3]	2.50%	[3]	2.62%	3.00%	[3]
Portfolio Turnover Rate	64%	[2]	52%	72%	[2]	64%	[2]	52%	72%	[2]

[1]	Commencement of operations on December 15, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2016

	DoubleLine Strategic Commodity Fund (Consolidated)
	Period Ended September 30, 2016 (Unaudited)		Period Ended March 31, 2016[1]		Period Ended September 30, 2016 (Unaudited)		Period Ended March 31, 2016[1]
	Class I		Class I		Class N		Class N

Net Asset Value, Beginning of Period	$8.69		$10.00		$8.67		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	(0.03)		(0.07)		(0.05)		(0.09)
Net Gain (Loss) on Investments (Realized and Unrealized)	0.57		(1.24)		0.57		(1.24)
Total from Investment Operations	0.54		(1.31)		0.52		(1.33)

Less Distributions:
Distributions from Net Investment Income	(0.05)		—		(0.05)		—
Distributions from Net Realized Gain	—		—	[5]	—		—	[5]
Total Distributions	(0.05)		—	[5]	(0.05)		—	[5]
Net Asset Value, End of Period	$9.18		$8.69		$9.14		$8.67
Total Return	6.19%	[2]	(13.07)%	[2]	5.92%	[2]	(13.27)%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$5,021		$27,997		$4,032		$1,421
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.72%	[3]	4.42%	[3]	1.97%	[3]	4.67%	[3]
Expenses After Investment Advisory Fees (Waived)	1.72%	[3]	4.42%	[3]	1.97%	[3]	4.67%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.10%	[3]	1.06%	[3]	1.35%	[3]	1.31%	[3]
Net Investment Income (Loss)	(0.82)%	[3]	(1.05)%	[3]	(1.08)%	[3]	(1.30)%	[3]
Portfolio Turnover Rate	0%	[2]	0%	[2]	0%	[2]	0%	[2]

[1]	Commencement of operations on May 18, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	125

Financial Highlights (Cont.)	September 30, 2016

	DoubleLine Global Bond Fund
	Period Ended September 30, 2016 (Unaudited)		Period Ended March 31, 2016[1]		Period Ended September 30, 2016 (Unaudited)		Period Ended March 31, 2016[1]
	Class I		Class I		Class N		Class N

Net Asset Value, Beginning of Period	$10.49		$10.00		$10.49		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.02		0.02		0.01		0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	0.20		0.49		0.20		0.49
Total from Investment Operations	0.22		0.51		0.21		0.51

Less Distributions:
Distributions from Net Investment Income	(0.03)		(0.02)		(0.02)		(0.02)
Total Distributions	(0.03)		(0.02)		(0.02)		(0.02)
Net Asset Value, End of Period	$10.68		$10.49		$10.68		$10.49
Total Return	2.12%	[2]	5.11%	[2]	1.99%	[2]	5.07%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$228,766		$94,631		$56,019		$41,937
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.71%	[3]	1.29%	[3]	0.96%	[3]	1.54%	[3]
Expenses After Investment Advisory Fees (Waived)	0.71%	[3]	1.29%	[3]	0.96%	[3]	1.54%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.70%	[3]	0.70%	[3]	0.95%	[3]	0.95%	[3]
Net Investment Income (Loss)	0.43%	[3]	0.83%	[3]	0.18%	[3]	0.58%	[3]
Portfolio Turnover Rate	31%	[2]	13%	[2]	31%	[2]	13%	[2]

[1]	Commencement of operations on December 17, 2015.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2016

	DoubleLine Infrastructure Income Fund
	Period Ended September 30, 2016[1] (Unaudited)		Period Ended September 30, 2016[1] (Unaudited)
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.12		0.11
Net Gain (Loss) on Investments (Realized and Unrealized)	0.23		0.23
Total from Investment Operations	0.35		0.34

Less Distributions:
Distributions from Net Investment Income	(0.09)		(0.08)
Total Distributions	(0.09)		(0.08)
Net Asset Value, End of Period	$10.26		$10.26
Total Return	3.55%	[2]	3.42%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$84,577		$260
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	1.22%	[3]	1.47%	[3]
Expenses After Investment Advisory Fees (Waived)	1.22%	[3]	1.47%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.65%	[3]	0.90%	[3]
Net Investment Income (Loss)	2.49%	[3]	2.26%	[3]
Portfolio Turnover Rate	18%	[2]	18%	[2]

[1]	Commencement of operations on April 1, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2016	127

Financial Highlights (Cont.)	September 30, 2016

	DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2016[1] (Unaudited)		Period Ended September 30, 2016[1] (Unaudited)
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	—	[5]	—	[5]
Net Gain (Loss) on Investments (Realized and Unrealized)	—	[5]	—	[5]
Total from Investment Operations	—	[5]	—	[5]

Less Distributions:
Distributions from Net Investment Income	—	[5]	—	[5]
Total Distributions	—	[5]	—	[5]
Net Asset Value, End of Period	$10.00		$10.00
Total Return	0.02%	[2]	0.00%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$4,971		$100
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	6.84%	[3]	7.09%	[3]
Expenses After Investment Advisory Fees (Waived)	6.84%	[3]	7.09%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.35%	[3]	0.60%	[3]
Net Investment Income (Loss)	0.09%	[3]	(0.16)%	[3]
Portfolio Turnover Rate	0%	[2]	0%	[2]

[1]	Commencement of operations on June 30, 2016.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.005 per share.

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2016

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 15 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund and DoubleLine Ultra Short Bond Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report.

The Funds’ investment objectives and commencement of operations of each share class are as follows:

Commencement of Operations
Fund Name	Investment Objective	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—
DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—
DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010
DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—
DoubleLine Floating Rate Fund	Seek high level of current income	2/1/2013	2/1/2013	—
DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—
DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—
DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—
DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—
DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—
DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—
DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and

Semi-Annual Report	September 30, 2016	129

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of September 30, 2016, the Funds did not hold any investments in private investment funds.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, futures, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

130	DoubleLine Funds Trust

(Unaudited) September 30, 2016

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 20161:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$768,094,464	$360,934,014	$41,901,552	$43,292,083	$94,325,742	$16,361,649
Affiliated Mutual Funds	—	326,609,815	—	44,280,832	49,550,000	—
Exchange Traded Funds and Common Stock	—	—	—	21,039,938	—	—
Real Estate Investment Trusts	—	—	—	4,892,515	—	—
Purchased Options	—	—	—	590,420	—	—
Total Level 1	768,094,464	687,543,829	41,901,552	114,095,788	143,875,742	16,361,649
Level 2
US Government / Agency Mortgage Backed Obligations	30,278,512,281	1,436,014,864	—	5,620,233	56,350,459	—
Non-Agency Residential Collateralized Mortgage Obligations	12,515,977,254	588,875,106	—	10,727,827	342,129,389	—
Other Short Term Investments	7,279,984,940	—	—	4,998,735	—	—
Non-Agency Commercial Mortgage Backed Obligations	4,622,376,256	538,622,078	—	—	612,036,082	—
Collateralized Loan Obligations	2,769,849,279	252,028,770	—	5,574,887	628,969,146	—
US Government and Agency Obligations	2,146,779,834	1,916,897,688	—	—	354,072,220	—
Asset Backed Obligations	1,624,536,209	145,807,768	—	3,029,260	181,268,782	—
US Corporate Bonds	—	1,027,862,300	—	—	285,866,448	2,035,000
Foreign Corporate Bonds	—	728,399,453	807,875,663	—	530,765,730	—
Bank Loans	—	183,345,596	—	—	—	281,009,517
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	60,519,484	72,666,415	—	36,432,374	—
Municipal Bonds	—	10,921,725	—	1,640,625	—	—
Total Level 2	61,238,016,053	6,889,294,832	880,542,078	31,591,567	3,027,890,630	283,044,517
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	184,422,186	4,720,178	—	—	—	—
Asset Backed Obligations	113,435,586	—	—	—	4,975,245	—
Collateralized Loan Obligations	32,802,842	—	—	—	—	—
Total Level 3	330,660,614	4,720,178	—	—	4,975,245	—
Total	$62,336,771,131	$7,581,558,839	$922,443,630	$145,687,355	$3,176,741,617	$299,406,166
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$556,350	$—	$—
Total Level 1	—	—	—	556,350	—	—
Level 2
Total Return Swaps	—	—	—	2,618,415	—	—
Total Level 2	—	—	—	2,618,415	—	—
Level 3	—	—	—	—	—	—
Total	$—	$—	$—	$3,174,765	$—	$—

Semi-Annual Report	September 30, 2016	131

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Investments in Securities
Level 1
Money Market Funds	$110,633,612	$35,609,995	$5,800,865	$1,014,771	$2,485,610	$11,559,936
Affiliated Mutual Funds	—	34,540,946	—	—	—	—
Total Level 1	110,633,612	70,150,941	5,800,865	1,014,771	2,485,610	11,559,936
Level 2
US Government and Agency Obligations	233,871,769	20,023,788	—	18,212,509	—	71,272,967
Collateralized Loan Obligations	229,581,912	50,544,384	—	—	—	—
Non-Agency Commercial Mortgage Backed Obligations	218,332,725	36,119,257	—	—	—	—
Non-Agency Residential Collateralized Mortgage Obligations	149,666,800	60,115,031	—	—	—	—
Foreign Corporate Bonds	120,449,725	43,366,745	280,999,323	—	—	—
US Corporate Bonds	101,554,820	15,525,034	—	—	—	—
Asset Backed Obligations	45,467,813	4,181,151	—	—	—	—
US Government / Agency Mortgage Backed Obligations	45,392,067	4,698,197	—	61,463,906	—	—
Bank Loans	28,197,083	—	—	—	—	—
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	10,235,563	4,991,571	39,005,360	—	—	198,963,844
Other Short Term Investments	—	—	—	—	6,395,489	—
Total Level 2	1,182,750,277	239,565,158	320,004,683	79,676,415	6,395,489	270,236,811
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	1,417,901	1,412,944	—	—	—	—
Asset Backed Obligations	—	995,049	—	—	—	—
Total Level 3	1,417,901	2,407,993	—	—	—	—
Total	$1,294,801,790	$312,124,092	$325,805,548	$80,691,186	$8,881,099	$281,796,747
Other Financial Instruments
Level 1	$—	$—	$—	$—	$—	$—
Level 2
Total Return Swaps	108,804,117	—	—	—	—	—
Excess Return Swaps	—	—	—	—	340,903	—
Total Level 2	108,804,117	—	—	—	340,903	—
Level 3	—	—	—	—	—	—
Total	$108,804,117	$—	$—	$—	$340,903	$—

132	DoubleLine Funds Trust

(Unaudited) September 30, 2016

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund
Investments in Securities
Level 1
Exchange Traded Funds and Common Stock	$1,166,815	$—
Money Market Funds	983,935	108,855
Total Level 1	2,150,750	108,855
Level 2
Asset Backed Obligations	30,031,071	—
US Corporate Bonds	27,060,269	—
Foreign Corporate Bonds	25,212,589	—
US Government and Agency Obligations	—	3,495,869
Commercial Paper	—	1,496,813
Total Level 2	82,303,929	4,992,682
Level 3	—	—
Total	$84,454,679	$5,101,537

See the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended September 30, 2016.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2016, 2015 and 2014 for the Funds, are those that are open for exam by taxing authorities. As of September 30, 2016, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2016. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds’ do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

Semi-Annual Report	September 30, 2016	133

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly and of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Funds, other than DoubleLine Strategic Commodity Fund, do not calculate their NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

I. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

J. Basis for Consolidation The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and DoubleLine Strategic Commodity Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of September 30, 2016, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)
Commencement of Operations	6/15/2011	5/18/2015
Fund Net Assets	150,972,415	9,052,952
Subsidiary % of Fund Net Assets	7.62%	18.86%
Subsidiary Financial Statement Information
Net Assets	11,504,203	1,707,799
Total Income	14,557	9,560
Net Realized Gain/(Loss)	305,603	1,826,969

134	DoubleLine Funds Trust

(Unaudited) September 30, 2016

K. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

DoubleLine Capital LP and DoubleLine Commodity LP (each, an “Adviser” and, collectively, the “Advisers”) provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

Each Adviser has contractually agreed to limit the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund and DoubleLine Ultra Short Bond Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2017. DoubleLine Global Bond Fund’s expense limitation agreement is expected to apply until at least November 20, 2017. DoubleLine Infrastructure Income Fund’s expense limitation is expected to apply until at least April 1, 2018 and DoubleLine Ultra Short Bond Fund’s expense limitation is expected to apply until at least June 29, 2018. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps
	Advisory Fee	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A
DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A
DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A
DoubleLine Multi-Asset Growth Fund (Consolidated)	1.00%	1.20%	N/A	1.45%
DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A
DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A
DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A
DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A
DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A
DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A
DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A
DoubleLine Ultra Short Bond Fund	0.20%	0.35%	0.60%	N/A

To the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by each Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Semi-Annual Report	September 30, 2016	135

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2017	2018	2019	2020
DoubleLine Multi-Asset Growth Fund (Consolidated)	$283,515	$133,348	$68,149	$11,515
DoubleLine Shiller Enhanced CAPE®	—	232,993	40,888	—
DoubleLine Flexible Income Fund	—	248,339	84,116	37,152
DoubleLine Low Duration Emerging Markets Fixed Income Fund	—	302,278	432,477	205,414
DoubleLine Long Duration Total Return Bond Fund	—	130,444	134,851	35,217
DoubleLine Strategic Commodity Fund (Consolidated)	—	—	526,045	92,618
DoubleLine Global Bond Fund	—	—	132,643	13,273
DoubleLine Infrastructure Income Fund	—	—	—	135,734
DoubleLine Ultra Short Bond Fund	—	—	—	80,717

For the period ended September 30, 2016, each Adviser, as applicable, recouped the amounts shown from the following Funds:

DoubleLine Shiller Enhanced CAPE®	$418,007

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the applicable Adviser waived the following fees for the period ended September 30, 2016.

DoubleLine Core Fixed Income Fund	$639,956
DoubleLine Multi-Asset Growth Fund (Consolidated)	82,390
DoubleLine Low Duration Bond Fund	148,111
DoubleLine Flexible Income Fund	74,159

As of September 30, 2016, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner
DoubleLine Global Bond Fund	66%	DoubleLine Core Fixed Income Fund
DoubleLine Infrastructure Income Fund	99%	DoubleLine Core Fixed Income Fund
DoubleLine Long Duration Total Return Bond Fund	68%	DoubleLine Core Fixed Income Fund
DoubleLine Floating Rate Fund	10%	DoubleLine Flexible Income Fund
DoubleLine Low Duration Emerging Markets Fixed Income Fund	15%	DoubleLine Low Duration Bond Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of “large shareholder risk” in the Principal Risks footnote for more information. The Funds’ transfer agent’s register reflects that greater than 25% of the following Funds were held by third-party accounts as of September 30, 2016:

% Owned
DoubleLine Multi-Asset Growth Fund (Consolidated)	64%

136	DoubleLine Funds Trust

(Unaudited) September 30, 2016

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time the Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. Subject to the exceptions discussed in the Funds’ prospectus, the Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended September 30, 2016, were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$8,352,741,774	$4,711,379,051	$—	$—
DoubleLine Core Fixed Income Fund	2,034,794,608	897,728,595	1,383,475,742	1,086,278,298
DoubleLine Emerging Markets Fixed Income Fund	446,542,947	356,500,794	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	28,499,390	26,698,382	—	—
DoubleLine Low Duration Bond Fund	809,641,746	702,344,930	547,823,012	357,313,887
DoubleLine Floating Rate Fund	128,743,444	119,385,218	—	—
DoubleLine Shiller Enhanced CAPE ®	474,722,959	211,754,757	348,906,434	192,148,242
DoubleLine Flexible Income Fund	102,422,545	44,113,435	24,599,723	19,678,612
DoubleLine Low Duration Emerging Markets Fixed Income Fund	205,827,429	73,295,416	—	—
DoubleLine Long Duration Total Return Bond Fund	3,182,412	17,232,206	47,363,676	32,129,222
DoubleLine Strategic Commodity Fund (Consolidated)	—	—	—	—
DoubleLine Global Bond Fund	157,302,115	49,226,901	45,768,945	18,119,668
DoubleLine Infrastructure Income Fund	90,667,208	8,160,343	—	—
DoubleLine Ultra Short Bond Fund	—	—	—	—

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

Semi-Annual Report	September 30, 2016	137

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

6. Income Tax Information

The tax character of distributions for the Funds were as follows:

	Period Ended September 30, 2016		Period Ended March 31, 2016
	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain
DoubleLine Total Return Bond Fund	$1,073,792,435	$—	$1,970,721,518	$—
DoubleLine Core Fixed Income Fund	100,526,489	—	163,005,483	—
DoubleLine Emerging Markets Fixed Income Fund	19,651,675	—	43,372,541	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	2,809,872	—	6,392,116	1,826,336
DoubleLine Low Duration Bond Fund	36,884,168	—	62,956,909	—
DoubleLine Floating Rate Fund	5,120,490	—	12,147,840	—
DoubleLine Shiller Enhanced CAPE®	12,449,551	—	16,492,737	9,504,332
DoubleLine Flexible Income Fund	4,874,398	—	7,839,953	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	3,693,115	—	5,930,784	—
DoubleLine Long Duration Total Return Bond Fund	1,076,334	—	2,155,135	—
DoubleLine Strategic Commodity Fund (Consolidated)	182,603	—	9,088	—
DoubleLine Global Bond Fund	681,087	—	197,265	—
DoubleLine Infrastructure Income Fund	575,633	—	N/A	N/A
DoubleLine Ultra Short Bond Fund	992	—	N/A	N/A

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of September 30, 2016, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax Cost of Investments	$61,403,069,796	$7,461,472,545	$954,595,351	$148,940,062	$3,185,608,688	$297,330,870
Gross Tax Unrealized Appreciation	1,680,013,558	190,171,098	15,836,934	5,430,085	20,266,662	2,639,915
Gross Tax Unrealized Depreciation	(746,312,223)	(70,084,804)	(47,988,655)	(8,682,792)	(29,133,733)	(564,619)
Net Tax Unrealized Appreciation (Depreciation)	933,701,335	120,086,294	(32,151,721)	(3,252,707)	(8,867,071)	2,075,296

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Tax Cost of Investments	$1,296,078,336	$314,843,850	$328,100,613	$74,365,762	$8,878,355	$273,270,122
Gross Tax Unrealized Appreciation	118,102,266	2,437,156	3,323,940	6,445,542	476,855	9,871,907
Gross Tax Unrealized Depreciation	(119,378,812)	(5,156,914)	(5,619,005)	(120,118)	(474,111)	(1,345,282)
Net Tax Unrealized Appreciation (Depreciation)	(1,276,546)	(2,719,758)	(2,295,065)	6,325,424	2,744	8,526,625

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund
Tax Cost of Investments	$83,581,442	$5,101,001
Gross Tax Unrealized Appreciation	1,069,596	892
Gross Tax Unrealized Depreciation	(196,359)	(356)
Net Tax Unrealized Appreciation (Depreciation)	873,237	536

138	DoubleLine Funds Trust

(Unaudited) September 30, 2016

As of March 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$252,914,657	$(240,663)	$(87,263,179)	$(6,506,386)	$(29,367,934)	$(1,402,100)
Undistributed Ordinary Income	55,967,639	5,140,904	802,381	1,858,738	1,289,057	462,460
Undistributed Long Term Capital Gains	—	—	—	—	—	—
Total Distributable Earnings	55,967,639	5,140,904	802,381	1,858,738	1,289,057	462,460
Other Accumulated Gains (Losses)	(1,619,330,960)	(51,931,896)	(21,280,467)	(6,451,949)	(16,574,569)	(10,270,246)
Total Accumulated Earnings (Losses)	(1,310,448,664)	(47,031,655)	(107,741,265)	(11,099,597)	(44,653,446)	(11,209,886)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$(9,943,566)	$(8,684,620)	$(8,537,943)	$3,233,814	$(1,226)	$5,034,723
Undistributed Ordinary Income	342,767	266,669	253,459	169,102	182,603	456,235
Undistributed Long Term Capital Gains	1,093,807	—	—	—	—	—
Total Distributable Earnings	1,436,574	266,669	253,459	169,102	182,603	456,235
Other Accumulated Gains (Losses)	45,257,487	(2,641,631)	(330,734)	(1,104,680)	441,463	(24,252)
Total Accumulated Earnings (Losses)	36,750,495	(11,059,582)	(8,615,218)	2,298,236	622,840	5,466,706

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2016, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	1,439,235,578	Indefinite
DoubleLine Core Fixed Income Fund	39,908,634	Indefinite
DoubleLine Emerging Markets Fixed Income Fund	17,589,919	Indefinite
DoubleLine Multi-Asset Growth Fund (Consolidated)	4,032,425	Indefinite
DoubleLine Low Duration Bond Fund	11,361,393	Indefinite
DoubleLine Floating Rate Fund	2,658,865	Indefinite
DoubleLine Flexible Income Fund	1,343,048	Indefinite
DoubleLine Low Duration Emerging Markets Fixed Income Fund	122,490	Indefinite
DoubleLine Long Duration Total Return Bond Fund	961,222	Indefinite

As of March 31, 2016, the following Funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss
DoubleLine Total Return Bond Fund	$120,453,276	$—
DoubleLine Core Fixed Income Fund	7,681,763	—
DoubleLine Emerging Markets Fixed Income Fund	3,107,712	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	1,791,422	—
DoubleLine Low Duration Bond Fund	3,796,325	—
DoubleLine Floating Rate Fund	7,207,267	—
DoubleLine Flexible Income Fund	1,056,635	—
DoubleLine Strategic Commodity Fund (Consolidated)	—	2,456

Semi-Annual Report	September 30, 2016	139

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses) and consent fee income. For the period ended March 31, 2016, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$352,842,775	$(352,842,775)	$—
DoubleLine Core Fixed Income Fund	12,249,603	(12,249,603)	—
DoubleLine Emerging Markets Fixed Income Fund	—	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	(2,854)	(991,213)	994,067
DoubleLine Low Duration Bond Fund	4,411,649	(4,411,649)	—
DoubleLine Floating Rate Fund	—	—	—
DoubleLine Shiller Enhanced CAPE®	1,405,596	(1,405,596)	—
DoubleLine Flexible Income Fund	880,004	(880,004)	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	43,214	(53,564)	10,350
DoubleLine Long Duration Total Return Bond Fund	14	1	(15)
DoubleLine Strategic Commodity Fund (Consolidated)	343,972	535,005	(878,977)
DoubleLine Global Bond Fund	167,690	(167,690)	—

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2016		Year Ended March 31, 2016		Period Ended September 30, 2016		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	822,058,968	$8,968,342,031	1,762,519,501	$19,220,239,412	159,586,333	$1,761,217,388	299,595,407	$3,249,703,452
Class N	202,017,041	2,202,871,672	475,211,866	5,179,721,681	23,534,973	259,249,138	54,551,178	591,687,811
Reinvested Dividends
Class I	54,728,913	596,733,409	97,679,661	1,064,103,215	5,465,491	60,449,790	9,055,797	98,353,071
Class N	14,889,447	162,293,560	27,160,833	295,814,232	1,157,696	12,792,768	2,022,844	21,944,431
Shares Redeemed
Class I	(564,640,901)	(6,162,113,495)	(907,208,165)	(9,889,480,104)	(50,977,219)	(563,867,649)	(145,001,023)	(1,573,009,270)
Class N	(180,211,934)	(1,966,137,862)	(276,177,861)	(3,010,340,121)	(14,923,973)	(164,780,393)	(24,013,524)	(260,436,971)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	348,841,534	$3,801,989,315	1,179,185,835	$12,860,058,315	123,843,301	$1,365,061,042	196,210,679	$2,128,242,524

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(Unaudited) September 30, 2016

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2016		Year Ended March 31, 2016		Period Ended September 30, 2016			Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	25,027,474	$254,515,489	55,178,656	$554,648,724	1,061,501	$9,596,457		2,500,752	$22,491,147
Class N	7,448,653	75,950,655	21,032,858	211,676,846	—	—		—	—
Class A	—	—	—	—	2,054,740	18,593,010		8,322,576	75,994,583
Reinvested Dividends
Class I	1,254,358	12,758,272	2,858,479	28,039,810	46,747	423,155		185,849	1,691,777
Class N	357,739	3,636,693	857,976	8,459,813	—	—		—	—
Class A	—	—	—	—	22,696	204,800		211,996	1,914,682
Shares Redeemed
Class I	(13,967,384)	(142,446,948)	(54,134,807)	(523,833,141)	(1,334,287)	(12,014,451	)#	(2,298,221)	(20,590,840	)*
Class N	(7,690,837)	(78,079,794)	(23,900,960)	(238,217,742)	—	—		—	—
Class A	—	—	—	—	(3,157,742)	(28,607,839	)#	(4,262,149)	(38,461,355	)*
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	12,430,003	$126,334,367	1,892,202	$40,774,310	(1,306,345)	$(11,804,868)		4,660,803	$43,039,994

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Period Ended September 30, 2016		Year Ended March 31, 2016		Period Ended September 30, 2016			Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	54,890,298	$551,823,611	134,933,087	$1,357,710,671	3,932,714	$38,752,898		17,393,275	$174,009,480
Class N	24,080,622	241,917,876	45,028,340	452,716,429	1,432,342	14,135,837		4,824,858	48,272,154
Reinvested Dividends
Class I	1,804,129	18,131,171	2,902,515	29,164,428	196,075	1,930,351		445,232	4,423,456
Class N	1,096,213	11,006,460	2,074,916	20,849,788	77,572	765,263		147,867	1,470,439
Shares Redeemed
Class I	(36,287,250)	(364,490,729)	(80,500,458)	(809,078,824)	(5,485,071)	(53,928,126	)~	(24,939,341)	(249,436,789	)^
Class N	(15,562,091)	(156,239,776)	(44,109,966)	(443,617,479)	(1,831,146)	(18,069,695	)~	(2,616,823)	(25,904,180	)^
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	30,021,921	$302,148,613	60,328,434	$607,745,013	(1,677,514)	$(16,413,472)		(4,744,932)	$(47,165,440)

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund
	Period Ended September 30, 2016		Year Ended March 31, 2016		Period Ended September 30, 2016			Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	32,947,619	$428,317,656	41,453,903	$494,197,119	6,781,421	$65,904,973		21,499,928	$211,974,817
Class N	10,401,504	134,508,553	12,189,003	144,752,851	5,083,516	49,359,919		7,486,460	73,646,868
Reinvested Dividends
Class I	627,581	8,124,816	1,476,805	17,668,300	221,066	2,148,541		447,693	4,361,213
Class N	153,258	1,978,948	373,282	4,466,707	134,182	1,305,341		184,609	1,796,873
Shares Redeemed
Class I	(6,002,881)	(76,651,884)	(13,146,855)	(155,368,376)	(2,477,194)	(24,031,358)		(10,890,962)	(105,723,553)
Class N	(3,879,052)	(50,614,181)	(3,879,667)	(45,990,260)	(1,583,683)	(15,361,274)		(3,830,401)	(37,206,473)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	34,248,029	$445,663,908	38,466,471	$459,726,341	8,159,308	$79,326,142		14,897,327	$148,849,745

Semi-Annual Report	September 30, 2016	141

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2016		Year Ended March 31, 2016		Period Ended September 30, 2016		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	5,742,216	$56,555,864	5,615,248	$55,212,165	231,867	$2,524,536	528,232	$5,304,239
Class N	10,438,226	103,170,464	7,167,948	70,403,717	1,002,446	10,677,113	1,704,462	17,319,167
Reinvested Dividends
Class I	27,073	265,676	67,638	656,267	5,080	54,603	10,593	106,495
Class N	208,882	2,055,773	313,363	3,026,806	20,389	218,878	46,632	467,544
Shares Redeemed
Class I	(1,218,556)	(11,970,309)	(5,317,565)	(51,843,841)	(301,852)	(3,207,352)	(464,030)	(4,701,637)
Class N	(1,363,037)	(13,418,230)	(3,175,455)	(31,105,883)	(1,509,982)	(15,886,364)	(1,149,451)	(11,691,770)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	13,834,804	$136,659,238	4,671,177	$46,349,231	(552,052)	$(5,618,586)	676,438	$6,804,038

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund
	Period Ended September 30, 2016		Period Ended March 31, 2016		Period Ended September 30, 2016		Period Ended March 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	307,861	$2,880,492	3,265,686	$28,623,750	15,234,117	$160,908,973	9,507,800	$95,140,112
Class N	302,400	2,746,960	198,077	1,720,801	1,876,617	19,931,861	4,028,788	41,320,016
Reinvested Dividends
Class I	16,781	159,081	947	8,236	3,057	32,242	774	8,045
Class N	1,250	11,827	25	214	7,466	78,428	2,585	26,935
Shares Redeemed
Class I	(2,999,580)	(27,345,704)	(44,967)	(388,627)	(2,833,671)	(29,983,089)	(491,338)	(5,036,242)
Class N	(26,649)	(239,423)	(34,166)	(289,773)	(634,645)	(6,709,813)	(34,728)	(357,420)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,397,937)	$(21,786,767)	3,385,602	$29,674,601	13,652,941	$144,258,602	13,013,881	$131,101,446

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2016		Period Ended September 30, 2016
	Shares	Amount	Shares	Amount
Shares Sold
Class I	8,731,870	$88,660,776	496,960	$4,969,600
Class N	35,253	358,893	10,000	100,000
Reinvested Dividends
Class I	3,386	34,491	99	992
Class N	126	1,287	—	—
Shares Redeemed
Class I	(493,225)	(5,075,271)	—	—
Class N	(10,054)	(103,454)	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	8,267,356	$83,876,722	507,059	$5,070,592

#	Net of redemption fees of $3,043 and $657 for Class I and Class A, respectively

~	Net of redemption fees of $46,426 and $2,589 for Class I and Class N, respectively

*	Net of redemption fees of $8,639 and $4,093 for Class I and Class A, respectively.

^	Net of redemption fees of $81,279 and $15,764 for Class I and Class N, respectively.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of each respective Fund or other funds managed by each Adviser and its affiliates. These amounts represent

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general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the period ended September 30, 2016, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees
DoubleLine Total Return Bond Fund	$285,778	$18,555	$304,333
DoubleLine Core Fixed Income Fund	29,809	2,065	31,874
DoubleLine Emerging Markets Fixed Income Fund	4,546	253	4,799
DoubleLine Multi-Asset Growth Fund (Consolidated)	750	48	798
DoubleLine Low Duration Bond Fund	14,616	924	15,540
DoubleLine Floating Rate Fund	1,539	91	1,630
DoubleLine Shiller Enhanced CAPE®	3,885	222	4,107
DoubleLine Flexible Income Fund	1,208	78	1,286
DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,001	66	1,067
DoubleLine Long Duration Total Return Bond Fund	426	25	451
DoubleLine Strategic Commodity Fund (Consolidated)	—	10	10
DoubleLine Global Bond Fund	22	63	85
DoubleLine Infrastructure Income Fund	748	11	759
DoubleLine Ultra Short Bond Fund	378	1	379

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended September 30, 2016, is as follows:

	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Average Market Value
Purchased Options	$365,000	$—	$—
Written Options	179,000	—	—
Futures Contracts - Long	572,429	—	—
Futures Contracts - Short	(28,281)	—	—
Average Notional Balance
Excess Return Swaps - Long	$—	$—	$21,241,667
Excess Return Swaps - Short	—	—	3,041,667
Total Return Swaps - Long	37,321,503	1,020,133,333	—
Total Return Swaps - Short	11,885,157	—	—
Forward Currency Exchange Contracts	19,318,335	—	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses.

Semi-Annual Report	September 30, 2016	143

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

The activity in written options during the period ended September 30, 2016, is as follows:

DoubleLine Multi-Asset Growth Fund (Consolidated)	Number of Contracts	Premium Amount
Outstanding, Beginning of Period	100	$279,800
Options Expired	(100)	(279,800)
Outstanding, End of Period	—	$—

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined

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under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statements of Operations.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2016, was as follows:

		Unrealized Appreciation (Depreciation)
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Purchased Options
Equity	Net Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	$(71,823)	$—	$—
Futures Contracts
Commodity		$(93,727)	$—	$—
Index		650,077	—	—
	Net Unrealized Appreciation (Depreciation) on Futures	$556,350	$—	$—
Swap Contracts
Excess Return		$—	$—	$340,903
Total Return		2,618,415	108,804,117	—
	Net Unrealized Appreciation (Depreciation) on Swaps	$2,618,415	$108,804,117	$340,903

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2016 was as follows:

		Realized Gain (Loss) on Derivatives			Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Purchased Options
Equity		$7,201	$—	$—	$(71,823)	$—	$—
Index		(521,200)	—	—	156,200	—	—
	Net Realized and Unrealized Gain (Loss) on Investments in Unaffiliated Securities	$(513,999)	$—	$—	$84,377	$—	$—

Semi-Annual Report	September 30, 2016	145

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

		Realized Gain (Loss) on Derivatives			Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Strategic Commodity Fund (Consolidated)
Written Options
Index
	Net Realized and Unrealized Gain (Loss) on Written Options	$279,800	$—	$—	$(100,800)	$—	$—
Forward Contracts
Currency
	Net Realized and Unrealized Gain (Loss) on Forwards	$148,590	$—	$—	$(89,118)	$—	$—
Futures Contracts
Commodity		$492,344	$—	$—	$(84,094)	$—	$—
Exchange Rate		1,396	—	—	—	—	—
Index		1,617,823	—	—	450,215	—	—
	Net Realized and Unrealized Gain (Loss) on Futures	$2,111,563	$—	$—	$366,121	$—	$—
Swap Contracts
Excess Return		$—	$—	$1,827,380	$—	$—	$(103,029)
Total Return		135,765	35,142,943	—	2,618,415	63,238,115	—
	Net Realized and Unrealized Gain (Loss) on Swaps	$135,765	$35,142,943	$1,827,380	$2,618,415	$63,238,115	$(103,029)

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2016, the Trust held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$2,930,755	$312,340	$2,618,415	$—	$2,618,415	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$312,340	$312,340	$—	$—	$—	$—

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(Unaudited) September 30, 2016

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$108,804,117	$—	$108,804,117	$87,684,864	$18,034,000	$3,085,253

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Swap Contracts	$342,255	$1,352	$340,903	$340,903	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Swap Contracts	$1,352	$1,352	$—	$—	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”), an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 3.00% for the period ended September 30, 2016).

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $40,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% and the credit facility bears an unused commitment fee equal to 0.12% on the unused portion of the credit facility.

For the period ended September 30 2016, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Emerging Markets Fixed Income Fund	$1,711,065	$7,635,000	$4,420	$—
DoubleLine Floating Rate Fund	—	—	—	24,400
DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,214,400	2,446,000	1,518	—
DoubleLine Infrastructure Income Fund	36,000	116,000	15	—

Semi-Annual Report	September 30, 2016	147

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

13.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, each Adviser may have an incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by each Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, each Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•	asset allocation risk: the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by each Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund may at times have significant exposure to particular sectors through its commodities-related investments, including, without limitation, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by each Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire

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amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

°	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by each Adviser, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (v) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•	focused investment risk: a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a Fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, countries, regions, sectors or asset classes in which the Fund is invested.

Semi-Annual Report	September 30, 2016	149

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	high yield risk: the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by each Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	index risk: the risk that a Fund’s return may not match or may underperform the return of an index utilized by the Fund. In addition, a decline in the value of an index used by the Fund should be expected to reduce the overall total return of the Fund. Although each Adviser may license from an index’s sponsor the right to use an index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that an index used by the Fund will be maintained indefinitely or that the Fund will be able to continue to utilize the index to implement the Fund’s principal investment strategies indefinitely.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•	investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	large shareholder risk: the risk that certain account holders, including each Adviser or funds or accounts over which each Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when each Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund. It is unclear whether the

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protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on each adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•

restricted securities risk:  a Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent a Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Semi-Annual Report	September 30, 2016	151

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2016

Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument with respect to which a Fund has established a short position will result in a loss to the Fund.

•	sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

14.  Recently Issued Accounting Pronouncements

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The guidance is effective for fiscal years beginning after December 15, 2015 and for interim periods within those years and early adoption is permitted. Management is currently evaluating the implications of these changes and their impact on the financial statements.

In January 2016, the FASB issued ASU 2016-01, “Recognition and Measurement of Financial Assets and Financial Liabilities.” The amendments in this update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments for all entities that hold financial assets or owe financial liabilities. One of the amendments in this update eliminates the requirement for public business entities to disclose the methods and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet or a description of changes in the methods and significant assumptions. Additionally, the update eliminates the requirement to disclose the fair value of financial instruments measured at amortized cost for entities that are not public business entities. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under Topic 946. For public business entities, this update is effective for fiscal years beginning after December 15, 2017, and interim periods therein. For other entities, it is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Management is currently evaluating the implications of these changes and their impact on the financial statements and related disclosures.

In August, 2016, the FASB issued ASU No. 2016-15—Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force). The amendments in ASU 2016-15 address eight specific cash flow issues and apply to all entities that are required to present a statement of cash flows under FASB Accounting Standards Codification (FASB ASC) 230, Statement of Cash Flows. The amendments in ASU 2016-15 are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption during an interim

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period. Management has not yet adopted this update and is currently evaluating the impact of ASU No. 2016-15 on its financial statements.

15.  Subsequent Events

DoubleLine Shiller Enhanced European CAPE®, a new series of the Trust, is expected to commence operations in December 2016. Its investment objective is to seek total return which exceeds the total return of its benchmark index over a full market cycle.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

Semi-Annual Report	September 30, 2016	153

Shareholder Expenses	(Unaudited) September 30, 2016

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/16 through 9/30/16.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/16	Expenses Paid During Period*1	Ending Account Value 9/30/16	Expenses Paid During Period*1
DoubleLine Total Return Bond Fund	Class I	0.47%	$1,000	$1,023	$2.38	$1,023	$2.38
	Class N	0.72%	$1,000	$1,021	$3.65	$1,021	$3.65
DoubleLine Core Fixed Income Fund	Class I	0.45%	$1,000	$1,039	$2.30	$1,023	$2.28
	Class N	0.70%	$1,000	$1,038	$3.58	$1,022	$3.55
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.93%	$1,000	$1,101	$4.90	$1,020	$4.71
	Class N	1.18%	$1,000	$1,099	$6.21	$1,019	$5.97
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.02%	$1,000	$1,067	$5.28	$1,020	$5.16
	Class A	1.27%	$1,000	$1,066	$6.58	$1,019	$6.43
DoubleLine Low Duration Bond Fund	Class I	0.42%	$1,000	$1,021	$2.13	$1,023	$2.13
	Class N	0.67%	$1,000	$1,019	$3.39	$1,022	$3.40
DoubleLine Floating Rate Fund	Class I	0.70%	$1,000	$1,030	$3.56	$1,022	$3.55
	Class N	0.95%	$1,000	$1,028	$4.83	$1,020	$4.81
DoubleLine Shiller Enhanced CAPE®	Class I	0.65%	$1,000	$1,116	$3.45	$1,022	$3.29
	Class N	0.90%	$1,000	$1,114	$4.77	$1,021	$4.56

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				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/16	Expenses Paid During Period*1	Ending Account Value 9/30/16	Expenses Paid During Period*1
DoubleLine Flexible Income Fund	Class I	0.77%	$1,000	$1,046	$3.95	$1,021	$3.90
	Class N	1.02%	$1,000	$1,045	$5.23	$1,020	$5.16
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,049	$3.03	$1,022	$2.99
	Class N	0.84%	$1,000	$1,048	$4.31	$1,021	$4.26
DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$1,062	$3.36	$1,022	$3.29
	Class N	0.90%	$1,000	$1,061	$4.65	$1,021	$4.56
DoubleLine Strategic Commodity Fund (Consolidated)	Class I	0.88%	$1,000	$1,062	$4.55	$1,021	$4.46
	Class N	1.13%	$1,000	$1,059	$5.83	$1,019	$5.72
DoubleLine Global Bond Fund	Class I	0.70%	$1,000	$1,021	$3.55	$1,022	$3.55
	Class N	0.95%	$1,000	$1,020	$4.81	$1,020	$4.81
DoubleLine Infrastructure Income Fund	Class I	0.65%	$1,000	$1,036	$3.30	$1,022	$3.29
	Class N	0.90%	$1,000	$1,034	$4.56	$1,021	$4.56
DoubleLine Ultra Short Bond Fund	Class I	0.35%	$1,000	$1,000	$0.88	$1,023	$1.78
	Class N	0.60%	$1,000	$1,000	$1.51	$1,022	$3.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Infrastructure Income Fund and DoubleLine Ultra Short Bond Fund are multiplied by 182/365 and 92/365, respectively, which is based on the dates of inception (April 1, 2016 and June 30, 2016, respectively).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	September 30, 2016	155

Evaluation of Advisory Agreement by the Boards of Trustees	(Unaudited) September 30, 2016

DoubleLine Infrastructure Income Fund and DoubleLine Ultra Short Bond Fund

At the February 25, 2016 and May 27, 2016 meetings of the Board of Trustees of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Independent Trustees, voting separately, approved the Investment Management Agreements (the “Agreements”) between the Trust, on behalf of DoubleLine Infrastructure Income Fund and DoubleLine Ultra Short Bond Fund (each a “Fund” and together the “Funds”), respectively, and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees.

The Trustees considered a wide range of materials, including information provided to the Trustees in connection with their consideration of the renewal of advisory contracts between the Adviser and the other series of the Trust, which occurred at the February 2016 meeting. The Trustees’ determination to approve the Agreements was based on an evaluation of all of the information provided to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Trust and counsel to the Independent Trustees.

In the process of considering the approval of the Agreements, the Trustees considered the terms of the proposed Agreements between the Adviser and the Trust, with respect to each Fund, and noted that the proposed terms of the Agreements, with the exception of the rate of advisory fees payable, were the same as the terms of the advisory agreement between the Adviser and DoubleLine Global Bond Fund, which the Board had previously approved.

The Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of each Fund as well as the qualifications, experience, and responsibilities of the proposed portfolio managers of each Fund and other key personnel who would be involved in the day-to-day investment activities of the Funds. The Board considered the expected difficulty of managing a debt-related fund, noting that managing such a fund would require a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, counterparty exposure, credit events, and workouts. In connection with evaluating DoubleLine Infrastructure Income Fund’s Agreement, the Trustees also considered the complexity of managing the Fund’s principal investment strategies to invest in infrastructure investments, such as debt instruments related to assets or projects that support the operation, function, growth or development of a community or economy. The Trustees noted the Adviser’s representation that it does not manage any other accounts with investment strategies substantially similar to the strategies proposed for each Fund. The Trustees considered generally the performance record of the other series of the Trust advised by DoubleLine. They also considered the possible effects of adding additional funds to the Trust on the capacities of the Adviser.

The Trustees reviewed the proposed services the Adviser would provide to the Funds as investment adviser. The Trustees considered that the Adviser would provide a variety of services in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of each Fund’s other service providers. The Trustees also considered the nature, extent, and structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, and investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Agreements and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable.

The Board then turned to the proposed structure and level of the advisory fees to be paid under the Agreements. The Trustees considered that the Adviser anticipated launching each Fund with two classes of shares and noted the overall fee structure and expense caps proposed for each Fund. The Trustees considered information provided by Strategic Insight, an Asset International Company (“Strategic Insight”). In considering the peer group information presented, the Trustees took into account the information orally provided during each meeting by a representative of Strategic Insight who participated in the analysis of the peer funds selected by Strategic Insight.

With respect to DoubleLine Infrastructure Income Fund, the Trustees noted that Strategic Insight’s peer group of infrastructure-related fixed income funds included only one other open-end infrastructure fixed income fund that was available for comparison, and, therefore, Strategic Insight had selected a second peer group composed of intermediate and long-term bond funds, against which the Trustees could compare the Fund’s proposed advisory fees and expected net expenses. The Trustees noted that the peer groups provided by Strategic Insight indicated that DoubleLine Infrastructure Income Fund’s contractual fee rate and net total expense ratio were lower than those shown for the other infrastructure fixed income fund, but higher than the median net

156	DoubleLine Funds Trust

(Unaudited) September 30, 2016

management fee ratio and net total expense ratio of the broader peer group. They also noted that Strategic Insight’s report showed that the proposed expense limitation agreement between DoubleLine Infrastructure Income Fund and the Adviser would cause the Fund’s Class I shares to have an expected net total expense ratio only slightly higher than the net total expense ratio of the Fund’s broader peer group. The Trustees discussed limitations on the utility of these comparisons given that only one infrastructure fixed income fund was included in the narrow peer group and the differences between DoubleLine Infrastructure Income Fund’s proposed principal investment strategies and those of the bond funds included in the broader peer group.

With respect to DoubleLine Ultra Short Bond Fund, the Trustees noted that the Fund’s proposed contractual advisory fee rate was the lowest of the contractual fees of funds in the peer group. The Trustees also noted that Strategic Insight’s report showed that DoubleLine Ultra Short Bond Fund’s net total expense ratio for Class I shares after the application of the proposed expense cap was near the median of the peer group. The Trustees noted that some funds in the DoubleLine Ultra Short Bond Fund’s peer group had negative net advisory fees due to, among other things, the current interest rate environment and the effect of related fee waivers. The Trustees considered that the advisory fees proposed for DoubleLine Ultra Short Bond Fund reflected a reasonable approach given the longer-term expectations for interest rates.

The Trustees discussed information provided by the Adviser as to the estimated profitability of the Adviser from managing each Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided as part of each meeting’s materials and that was provided at previous meetings of the Trustees and they took into account both the likely direct and indirect benefits to the Adviser from managing each Fund. The Trustees also considered in this regard the Adviser’s significant investment in sponsoring, forming, registering and promoting each Fund during its start-up period and the related risks to DoubleLine of those activities. The Trustees noted other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Trust, including possible ancillary benefits to the Adviser’s institutional investment management business due to the reputation and market penetration of each Fund. The Trustees also considered DoubleLine’s representation that it had proposed advisory fees designed to cause each Fund to have a competitive fee structure at low assets levels and that DoubleLine believed the proposed advisory fees also reflected reasonably foreseeable economies of scale that DoubleLine might experience as a Fund’s assets grow. The Trustees considered that the Adviser was also implementing expense caps for each Fund that would limit the overall expense ratio of each Fund during the proposed initial terms of the Agreements. In light of all of the information evaluated, including relevant information received from the Adviser in prior meetings concerning other funds, the Trustees concluded that the Adviser’s profit from managing each Fund would likely not be excessive in the start-up periods and that it did not appear appropriate at this time to consider the implementation of breakpoints in the investment advisory fees.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed initial terms.

Semi-Annual Report	September 30, 2016	157

Federal Tax Information	(Unaudited) September 30, 2016

For the fiscal year ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	7.99%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2016 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	3.42%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2016 for each Fund was as follows:

Qualified Short-Term Gains
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.28%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	4.79%
DoubleLine Strategic Commodity Fund (Consolidated)	100.00%
DoubleLine Global Bond Fund	0.00%

158	DoubleLine Funds Trust

(Unaudited) September 30, 2016

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2016 for each Fund was as follows:

Qualified Interest Income
DoubleLine Total Return Bond Fund	100.00%
DoubleLine Core Fixed Income Fund	90.57%
DoubleLine Emerging Markets Fixed Income Fund	0.01%
DoubleLine Multi-Asset Growth Fund (Consolidated)	34.95%
DoubleLine Low Duration Bond Fund	99.49%
DoubleLine Floating Rate Fund	98.52%
DoubleLine Shiller Enhanced CAPE®	96.46%
DoubleLine Flexible Income Fund	83.35%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	68.24%
DoubleLine Long Duration Total Return Bond Fund	97.10%
DoubleLine Strategic Commodity Fund (Consolidated)	0.00%
DoubleLine Global Bond Fund	20.11%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Semi-Annual Report	September 30, 2016	159

Information About Proxy Voting	(Unaudited) September 30, 2016

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

160	DoubleLine Funds Trust

Privacy Notice	(Unaudited) September 30, 2016

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or

Semi-Annual Report	September 30, 2016	161

Privacy Notice (Cont.)	(Unaudited) September 30, 2016

reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

162	DoubleLine Funds Trust

DoubleLine Capital LP DoubleLine Commodity LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Commodity LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DFT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	November 28, 2016

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	November 28, 2016